UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2019

Access Fixed Income ETFs
Access High Yield Corporate Bond ETF
Access Inflation Protected USD Bond ETF
Access Investment Grade Corporate Bond ETF
Access Treasury 0-1 Year ETF

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Access Fixed Income ETFs

∎	ACCESS HIGH YIELD CORPORATE BOND ETF

∎	ACCESS INFLATION PROTECTED USD BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE BOND ETF

∎	ACCESS TREASURY 0-1 YEAR ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Access Fixed Income ETFs

Principal Investment Strategies

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of October 31, 2018, there were 660 constituents in the Index and the Index had a weighted average maturity of 5.7 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated a maximum of BB+ by Standard & Poor’s Ratings Services (“S&P”) and Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) a minimum of C by S&P and Ca by Moody’s. Only constituents of the Reference Index that (i) have a minimum of $400 million outstanding, a minimum issuer size of $1 billion and a maximum final maturity of 15 years and (ii) if neither fundamental factor described below is available, are rated at least CCC+ by S&P or Caa1 by Moody’s are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of inflation protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening

1

INVESTMENT PROCESS

criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. As of October 31, 2018, there were 39 issues in the Index and the Index had a weighted average maturity of 8.1 years and a weighted average duration of 7.4 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with GSAM.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes fixed-rate, sovereign bonds denominated in USD that are linked to an inflation index. Only constituents of the Reference Index that are U.S. Treasury Inflation-Protected Securities (“TIPS”), have a minimum of 1 year to maturity and a minimum issue size of $5 billion outstanding (before taking into account the Federal Reserve System Open Market Account (“SOMA”) holdings) are included in the Universe.

Step 2

In the second step, the Index Provider screens the Universe to exclude securities that are unseasoned. The Index excludes “on-the-run” bonds, or the newest issues for each security term. The Index is constructed by weighting each constituent to match the weighted average real yield duration of the Universe.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. As of October 31, 2018, there were 2,068 constituents in the Index and the Index had a weighted average maturity of 10.7 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

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INVESTMENT PROCESS

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Services, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $750 million outstanding and a minimum issuer size of $2 billion are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors: operating margin and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) is a rules-based index that is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. As of October 31, 2018, there were 75 issues in the Index and the Index had a weighted average maturity of 0.39 years. The Index includes publicly-issued U.S. Treasury Securities that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 12 months at the time of rebalance and that have a minimum issue size of $5 billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index.

The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

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INVESTMENT PROCESS

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

ALL FUNDS

Each of the FTSE Goldman Sachs High Yield Corporate Bond Index and FTSE Goldman Sachs Investment Grade Corporate Bond Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituents on the basis of the fundamental factors (as described above). The FTSE US Treasury 0-1 Year Composite Select Index is rebalanced monthly on the last day of the month. The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is rebalanced monthly on the last business day of the month to account for changes in maturities (i.e., removing securities with less than 1 year to maturity), new issues and duration to closely match the weighted average real yield duration of its Universe.

The Investment Adviser uses a representative sampling strategy to manage each Fund. “Representative sampling” is an indexing strategy in which each Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of its Index. The securities selected for investment by each Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of its Index. Each Fund may or may not hold all of the securities in its Index.

Each of the Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of its Index represent certain sectors or industries may change over time. Each of the Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sachs Access Inflation Protected USD Bond ETF may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The U.S. government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries for this purpose.

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PORTFOLIO RESULTS

Goldman Sachs Access High Yield Corporate Bond ETF

Investment Objective

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solution Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 2.79% based on net asset value (“NAV”) and 2.55% based on market price. The Index returned 2.89% during the same period.

The Fund had an NAV of $48.86 per share on August 31, 2018 and ended the Reporting Period with an NAV of $48.69 per share. The Fund’s market price on February 28, 2019 was $48.53 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”) and is based on the FTSE US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that modestly lagged those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, high yield corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries). During the Reporting Period, the Fund posted positive absolute returns driven largely by income and rates, though partially offset by spread widening.

During the Reporting Period, the yield on the 10-year U.S. Treasury fell approximately 11 basis points, which was positive for credit. (A basis point is 1/100th of a percentage point.) Despite the fact that the Federal Reserve (the “Fed”) hiked interest rates by 25 basis points twice during the Reporting Period, yields at the intermediate and long-term segments of the U.S. Treasury yield curve declined as investor risk sentiment turned negative.

High yield corporate spreads widened by approximately 52 basis points during the Reporting Period. However, in the last two months of the Reporting Period, high yield corporate spreads tightened back toward levels preceding the large sell-off of risk assets in December 2018.

From a macro perspective, risk assets had a very challenging fourth calendar quarter to end the year 2018 with asset classes across the board closing in negative territory. Many market observers were concerned about the late-cycle signs of a slowing economy, including moderating Gross Domestic

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PORTFOLIO RESULTS

Product growth, rising inflation, cyclically low unemployment and interest rate hikes from central banks. Much of the sell-off was retraced in the subsequent early weeks of 2019, with asset classes rallying back broadly.

While the Fed communicated, via data-sensitive dovish comments, toward the end of the Reporting Period that future interest rate hikes may be coming at a slower pace, fears surrounding trade negotiations and a potential “earnings recession” were still top of mind for investors at the end of the Reporting Period. (Dovish language suggests lower interest rates; opposite of hawkish.) (An earnings recession is defined as two consecutive quarters during which corporate earnings decline year over year.) However, progress appeared to have been made on the trade front with representatives from the U.S., Europe and China engaging in ongoing discussions in the early months of 2019, which, if an agreement is struck, could be a catalyst for positive market momentum. While credit spreads retraced much of their widening from the fourth quarter of 2018 by the end of February 2019, we believe there remained additional room for them to continue to tighten before they reach the lows seen in September 2018. In our view, U.S. credit still offered an attractive risk/return profile compared to many other asset classes at the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 3.5 years, a weighted average maturity of 5.4 years and a weighted average coupon of 6.17% as of February 28, 2019. The 30-day standardized yield of the Fund at the end of the Reporting Period was 5.53%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

BBB	0.74%
BB	55.40%
B	36.20%
CCC	6.74%
Not Rated	0.16%
Cash	0.76%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 97.94% of the Fund’s assets invested in high yield corporate bonds at the end of the Reporting Period, approximately 8.71% was in industrials, 10.85% in financials and 2.92% in utilities.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[3]

A	While the Index was 98.16% allocated in high yield corporate bonds, 1.04% in emerging market corporate bonds and 0.80% in investment grade corporate bonds, the Fund was 97.50% invested in high yield corporate bonds, 1.00% invested in emerging market corporate bonds, 0.74% invested in investment grade corporate bonds and 0.76% invested in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index.

6

FUND BASICS

Access High Yield Corporate Bond ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019
Market Price[1]	$48.53
Net Asset Value (NAV)[1]	$48.69

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs High Yield Corporate Bond Index[3]	Bloomberg Barclays High Yield Very Liquid Index[4]
Shares	2.79%	2.55%	2.89%	2.45%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

[4]	The Bloomberg Barclays High Yield Very Liquid Index (VLI) is a component of the US Corporate High Yield Index that is designed to track a more liquid component of the USD-denominated, high yield, fixed-rate corporate bond market.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	-2.15%	-0.92%	9/15/17
Shares (based on Market Price)	-2.00	-1.05	9/15/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarterend. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

30-DAY STANDARDIZED YIELD[6]

30-Day Standardized Yield[4]
Shares	5.53%

[6]	The method of calculation of the 30-Day Standardized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the 30-day period ending on the last day of the Reporting Period by the maximum public offering price per share on the last day of the period. This number is then annualized.

EXPENSE RATIO[7]

Expense Ratio
Shares	0.34%

[7]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

8

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/19[8]

Holding	% of Net Assets	Line of Business
CSC Holdings LLC, 10.88%, 10/15/25	0.7%	Telecommunication Services
Bausch Health Cos, Inc., 6.13%, 04/15/25	0.6	Consumer, Non-cyclical
Sirius XM Radio, Inc., 6.00%, 07/15/24	0.6	Telecommunication Services
First Quantum Minerals Ltd., 7.00%, 02/15/21	0.6	Materials
HCA, Inc., 5.38%, 02/01/25	0.6	Consumer, Non-cyclical
T-Mobile USA, Inc., 6.50%, 01/15/26	0.6	Telecommunication Services
T-Mobile USA, Inc., 6.00%, 03/01/23	0.6	Telecommunication Services
CHS/Community Health Systems, Inc., 6.25%, 03/31/23	0.6	Consumer, Non-cyclical
Tenet Healthcare Corp., 6.75%, 06/15/23	0.5	Consumer, Non-cyclical
Bausch Health Cos, Inc., 7.00%, 03/15/24	0.5	Consumer, Non-cyclical

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

INDUSTRY ALLOCATION AS OF 2/28/19[9]

Industry	% of Net Assets
Telecommunication Services	20.5%
Consumer, Non-cyclical	18.6
Energy	15.8
Financials	10.9
Consumer, Cyclical	10.0
Industrials	8.7
Information Technology	5.2
Materials	5.0
Utilities	2.9
Other	0.3

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

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PORTFOLIO RESULTS

Goldman Sachs Access Inflation Protected USD Bond ETF

Investment Objective

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Team discusses the Fund’s performance and positioning for the period since it commenced operations on October 2, 2018 through February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.89% based on net asset value (“NAV”) and 0.85% based on market price. The Index returned 0.97% during the same period.

The Fund had an NAV of $50.00 per share on the date of inception and ended the Reporting Period with an NAV of $50.11 per share. The Fund’s market price on February 28, 2019 was $50.09 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to track the performance of inflation protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with GSAM.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that outperformed those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Two key drivers of return for the Treasury Inflation Protected Securities (“TIPS”) market are interest rates, given the sector’s longer duration profile, and inflation. During the Reporting Period, U.S. Treasuries rallied, with the yield on the 10-year U.S. Treasury declining approximately 40 basis points. (A basis point is 1/100th of a percentage point.) The move in U.S. Treasuries reflects a strong risk-off, or heightened risk aversion, investor sentiment, as the market adjusted to a potentially lower economic growth outlook. During the same Reporting Period, inflation moved markedly lower. In fact, the Federal Reserve (the “Fed”) described inflationary pressures as “muted” in its latest policy meeting statement.

Year-over-year Consumer Price Index readings moved from an annualized rate of 2.5% to an annualized rate of 1.6% during the Reporting Period. At the same time, we saw improved wage growth. Private sector average hourly earnings increased 3.4% year over year, the highest level reached since April 2009.

A tight labor market characterized by cyclically low unemployment, which was at or near the level of “full employment” during the Reporting Period, as defined by the U.S. Department of Labor, and a pick-up in wage growth is

10

PORTFOLIO RESULTS

typically associated with an increase in inflation. This relationship is often referred to as the Phillips curve in economics, which asserts there is an inverse relationship between unemployment and inflation in an economy. A tight labor market and wage growth tend to exert upward pressure on inflation since labor is an input cost to many goods and services in the economy. The effect of higher consumer income leading to increased demand also supports this usual trend. While the U.S. economy has experienced the former two conditions in the last few calendar quarters, i.e. low unemployment and a start to wage growth, inflation has remained sluggish and slower to increase than the consensus expected. In our view, this scenario, combined with the Fed’s pause in interest rate increases until inflation catches up, should be constructive for inflation to build in the U.S. economy in the coming months.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 7.46 years, a weighted average maturity of 7.88 years and a weighted average coupon of 0.40% as of February 28, 2019. The 30-day standardized yield of the Fund at the end of the Reporting Period was -3.48%.

Q	What was the Fund’s positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. TIPS, the Fund was 99.43% invested in U.S. TIPS and 0.57% invested in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index.

11

FUND BASICS

Access Inflation Protected USD Bond ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019
Market Price[1]	$50.09
Net Asset Value (NAV)[1]	$50.11

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

October 2, 2018–February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index[3]
Shares	0.89%	0.85%	0.97%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

12

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 12/31/18	Since Inception	Inception Date
Shares (based on NAV)	0.04%	10/2/18
Shares (based on Market Price)	-0.39	10/2/18

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

30-DAY STANDARDIZED YIELD[5]

30-Day Standardized Yield[4]
Shares	-3.48%

[5]	The method of calculation of the 30-Day Standardized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the 30-day period ending on the last day of the Reporting Period by the maximum public offering price per share on the last day of the period. This number is then annualized.

EXPENSE RATIO[6]

Expense Ratio
Shares	0.12%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP HOLDINGS AS OF 2/28/19[7]

Holding	% of Net Assets	Line of Business
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/25	16.2%	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 01/15/22	13.9	Government
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/27	12.6	Government
U.S. Treasury Inflation Indexed Bond, 0.50%, 01/15/28	11.1	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 04/15/21	9.3	Government
U.S. Treasury Inflation Indexed Bond, 0.75%, 02/15/42	9.0	Government
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/23	8.0	Government
U.S. Treasury Inflation Indexed Bond, 0.63%, 01/15/24	7.3	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 04/15/20	7.2	Government
U.S. Treasury Inflation Indexed Bond, 0.88%, 02/15/47	4.8	Government
Other	0.6

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

13

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solution Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 2.09% based on net asset value (“NAV”) and 2.17% based on market price. The Index returned 2.12% during the same period.

The Fund had an NAV of $48.31 per share on August 31, 2018 and ended the Reporting Period with an NAV of $48.42 per share. The Fund’s market price on February 28, 2019 was $48.43 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”) and is based on the FTSE US Broad Investment Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that closely tracked those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries). During the Reporting Period, the U.S. investment grade corporate credit market posted positive absolute returns driven in part by income as well as lower rates, though partially offset by spread widening.

Indices that track the U.S. investment grade corporate credit market typically have durations between five and seven years, making them moderately sensitive to changes in underlying rates. During the Reporting Period, the yield on the 10-year U.S. Treasury declined by approximately 11 basis points, which was positive for investment grade credit. (A basis point is 1/100th of a percentage point.)

Investment grade corporate spreads widened by approximately 20 basis points during the Reporting Period. Toward the end of 2018, spreads widened, as investor sentiment turned negative for risk assets broadly. In the first two months of 2019, spreads reversed the trend, somewhat offsetting the move wider.

From a macro perspective, risk assets had a very challenging fourth calendar quarter to end the year 2018 with asset classes across the board closing in negative territory. Many market observers were concerned about the late-cycle signs

14

PORTFOLIO RESULTS

of a slowing economy, including moderating Gross Domestic Product growth, rising inflation, cyclically low unemployment and interest rate hikes from central banks. Much of the sell-off was retraced in the subsequent early weeks of 2019, with asset classes rallying back broadly.

While the Federal Reserve (the “Fed”) communicated, via data-sensitive dovish comments, toward the end of the Reporting Period that future interest rate hikes may be coming at a slower pace, fears surrounding trade negotiations and a potential “earnings recession” were still top of mind for investors at the end of the Reporting Period. (Dovish language suggests lower interest rates; opposite of hawkish.) (An earnings recession is defined as two consecutive quarters during which corporate earnings decline year over year.) However, progress appeared to have been made on the trade front with representatives from the U.S., Europe and China engaging in ongoing discussions in the early months of 2019, which, if an agreement is struck, could be a catalyst for positive market momentum. While credit spreads retraced much of their widening from the fourth quarter of 2018 by the end of February 2019, we believe there remained additional room for them to continue to tighten before they reach the lows seen in September 2018. In our view, U.S. credit still offered an attractive risk/return profile compared to many other asset classes at the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon and 30-day standardized yield at the end of the Reporting Period?[1]

A

The Fund had a weighted average duration of 7.18 years, a weighted average maturity of 10.87 years and a weighted average coupon of 4.03% as of February 28, 2019. The 30-day standardized yield of the Fund at the end of the Reporting Period was 3.73%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AAA	2.62%
AA	13.32%
A	34.75%
BBB	48.46%
BB	0.26%
Cash	0.60%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 99.05% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 29.95% was in financials, 4.17% in industrials and 1.17% in utilities.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[3]

A	While the Index was 97.45% allocated to investment grade corporate bonds, 0.40% allocated to high yield corporate bonds and 2.15% allocated to emerging market corporate bonds, the Fund was 96.52% invested in investment grade corporate bonds, 0.26% invested in high yield corporate bonds, 2.62% invested in emerging market corporate bonds and 0.60% invested in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index.

15

FUND BASICS

Access Investment Grade Corporate Bond ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019
Market Price[1]	$48.43
Net Asset Value (NAV)[1]	$48.42

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs Investment Grade Corporate Bond Index[3]	Bloomberg Barclays US Corporate Investment Grade Index[4]
Shares	2.09%	2.17%	2.12%	2.03%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

[4]	The Bloomberg Barclays US Corporate Investment Grade Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

16

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	-2.83%	-0.40%	6/6/17
Shares (based on Market Price)	-2.75	-0.38	6/6/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarterend. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

30-DAY STANDARDIZED YIELD[6]

30-Day Standardized Yield[4]
Shares	3.73%

[6]	The method of calculation of the 30-Day Standardized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the 30-day period ending on the last day of the Reporting Period by the maximum public offering price per share on the last day of the period. This number is then annualized.

EXPENSE RATIO[7]

Expense Ratio
Shares	0.14%

[7]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

17

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/19[8]

Holding	% of Net Assets	Line of Business
BP Capital Markets PLC, 3.56%, 11/01/21	0.8%	Energy
Wells Fargo Bank NA, 2.60%, 01/15/21	0.7	Financials
Alibaba Group Holding Ltd., 3.13%, 11/28/21	0.5	Telecommunication Services
JPMorgan Chase & Co., 2.55%, 03/01/21	0.5	Financials
Unilever Capital Corp., 4.25%, 02/10/21	0.5	Consumer, Non-cyclical
Wells Fargo & Co., Series MTN, 4.10%, 06/03/26	0.5	Financials
Wells Fargo & Co., Series GMTN, 4.90%, 11/17/45	0.5	Financials
Dell International LLC / EMC Corp., 4.42%, 06/15/21	0.5	Information Technology
BNP Paribas SA, 5.00%, 01/15/21	0.4	Financials
Apple, Inc., 2.25%, 02/23/21	0.4	Information Technology

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

INDUSTRY ALLOCATION AS OF 2/28/19[9]

Industry	% of Net Assets
Financials	30.0%
Consumer, Non-cyclical	21.0
Telecommunication Services	12.6
Energy	11.7
Information Technology	8.7
Consumer, Cyclical	6.8
Industrials	4.2
Materials	2.3
Utilities	1.2
Other	0.6

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

18

PORTFOLIO RESULTS

Goldman Sachs Access Treasury 0-1 Year ETF

Investment Objective

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 1.10% based on net asset value (“NAV”) and 1.10% based on market price. The Index returned 1.15% during the same period.

The Fund had an NAV of $100.16 on August 31, 2018 and ended the Reporting Period with an NAV of $100.23 per share. The Fund’s market price on February 28, 2019 was $100.25 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE” ), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that closely tracked those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Two primary factors contributed to higher short-term U.S. Treasury yields during the Reporting Period — continued new issue supply and interest rate hikes by the Federal Reserve (the “Fed”).

First, increasing new issue supply contributed to rising yields of front-end, or short-term, U.S. Treasury securities, which positively contributed to the Fund’s returns. Second, during the Reporting Period, the Fed hiked interest rates two additional times, by 25 basis points each, bringing the effective federal funds rate to approximately 2.40%. (A basis point is 1/100th of a percentage point.) Higher front-end rates, in turn, increased the yield of the Fund — the largest component of its return — during the Reporting Period.

After four interest rate hikes in calendar year 2018, the Fed changed tack, or method in addressing its monetary policy stance, toward the end of the Reporting Period and emphasized it would require evidence of inflationary pressures, described as “muted” in its latest policy meeting statement, before resuming its hiking path. During the Reporting Period, the U.S. Treasury yield curve, or spectrum of maturities, flattened meaningfully, meaning the differential in yields between shorter-term and longer-term maturities narrowed. Notably, at the end of the Reporting Period, the market was not pricing in further interest rate hikes by the Fed in 2019, and consensus expectations were that front-end rates may be rather range-bound in the near term.

19

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.40 years, a weighted average maturity of 0.40 years and a weighted average coupon of 0.48% as of February 28, 2019. The 30-day net standardized yield of the Fund at the end of the Reporting Period was 2.31%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	The Index was 100% allocated to U.S. Treasury Securities at the end of the Reporting Period, and the Fund was also 100% invested in U.S. Treasury Securities at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index.

20

FUND BASICS

Access Treasury 0-1 Year ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019

Market Price[1]	$100.25
Net Asset Value (NAV)[1]	$100.23

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE US Treasury 0-1 Year Composite Select Index[3]
Shares	1.10%	1.10%	1.15%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Index is determined, composed and calculated by FTSE without regard to the Fund. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[4]

For period ended December 31, 2018	One Year	Since Inception	Inception Date

Shares (based on NAV)	1.77%	1.12%	9/6/16
Shares (based on Market Price)	1.78	1.12	9/6/16

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be

21

FUND BASICS

lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

30-DAY STANDARDIZED YIELD[5]

	30-Day Subsized Yield[5]	30-Day Unsubsized Yield[5]

Shares	2.31%	2.29%

[5]	The method of calculation of the 30-Day Standardized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the 30-day period ending on the last day of the Reporting Period by the maximum public offering price per share on the last day of the period. This number is then annualized. The 30-Day Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Subsidized Yield and 30-Day Unsubsidized Yield will be identical.

EXPENSE RATIO[6]

	Net Expense Ratio (Current)[7]	Gross Expense Ratio (Before Waivers)

Shares	0.12%	0.14%

[6]	The expense ratios of the Fund are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report.

[7]	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of average daily net assets of the Fund. This arrangement will remain in effect through at least December 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

TOP HOLDINGS AS OF 2/28/19[8]

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bill, 2.49%	08/22/19	10.4%
U.S. Treasury Note, 1.25%	04/30/19	6.4
U.S. Treasury Bill, 2.47%	07/25/19	6.1
U.S. Treasury Note, 0.88%	07/31/19	5.8
U.S. Treasury Note, 1.00%	10/15/19	5.4
U.S. Treasury Bill, 2.53%	05/30/19	5.3
U.S. Treasury Note, 1.00%	06/30/19	5.2
U.S. Treasury Bill, 2.43%	04/25/19	5.0
U.S. Treasury Bill, 2.39%	04/25/19	5.0
U.S. Treasury Note, 0.75%	08/15/19	4.9
Other		40.5

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

22

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 92.6%
Advertising – 0.2%
Outfront Media Capital LLC / Outfront Media Capital Corp.
$120,000	5.625%		02/15/24	$123,750

Aerospace & Defense – 1.7%
TransDigm, Inc.
179,000	6.000		07/15/22	182,804
60,000	6.500		07/15/24	60,675
185,000	6.500		05/15/25	185,231
250,000	6.250	(a)	03/15/26	257,188
170,000	6.375		06/15/26	165,750

				851,648

Agriculture – 0.3%
JBS USA LUX SA / JBS USA Finance, Inc.
30,000	5.875	(a)	07/15/24	30,938
100,000	5.750	(a)	06/15/25	101,750

				132,688

Air Freight & Logistics – 0.6%
XPO Logistics, Inc.
6,000	6.500	(a)	06/15/22	6,113
207,000	6.125	(a)	09/01/23	207,000
100,000	6.750	(a)	08/15/24	101,125

				314,238

Automobiles – 0.3%
Tesla, Inc.
193,000	5.300	(a)	08/15/25	172,253

Banks – 0.8%
CIT Group, Inc.
80,000	4.125		03/09/21	80,900
110,000	5.000		08/15/22	114,125
108,000	5.250		03/07/25	113,400
Freedom Mortgage Corp.
125,000	8.250	(a)	04/15/25	118,125

				426,550

Basic Industry – 0.7%
Blue Cube Spinco LLC
10,000	9.750		10/15/23	11,225
CF Industries, Inc.
70,000	3.450		06/01/23	68,075
Hexion, Inc.
95,000	6.625		04/15/20	81,225
81,000	10.375	(a)	02/01/22	68,951
Momentive Performance Materials, Inc.
75,000	3.880		10/24/21	81,000
Novelis Corp.
50,000	6.250	(a)	08/15/24	50,500

				360,976

Broadcasting – 2.7%
Clear Channel Worldwide Holdings, Inc., Series A
150,000	6.500		11/15/22	153,750
Clear Channel Worldwide Holdings, Inc., Series B
150,000	6.500		11/15/22	153,938
Nexstar Broadcasting, Inc.
145,000	5.625	(a)	08/01/24	144,456

Corporate Obligations – (continued)
Broadcasting – (continued)
Sinclair Television Group, Inc.
80,000	5.375		04/01/21	80,500
100,000	5.125	(a)	02/15/27	94,125
Sirius XM Radio, Inc.
30,000	3.875	(a)	08/01/22	30,000
305,000	6.000	(a)	07/15/24	317,581
47,000	5.375	(a)	04/15/25	48,057
124,000	5.375	(a)	07/15/26	124,775
50,000	5.000	(a)	08/01/27	48,813
Univision Communications, Inc.
70,000	5.125	(a)	05/15/23	64,050
147,000	5.125	(a)	02/15/25	129,176

				1,389,221

Building Products – 0.4%
Griffon Corp.
190,000	5.250		03/01/22	188,575

Capital Goods – 2.6%
Berry Global, Inc.
70,000	5.500		05/15/22	71,225
88,000	4.500	(a)	02/15/26	83,600
Brand Industrial Services, Inc.
50,000	8.500	(a)	07/15/25	45,250
BWAY Holding Co.
179,000	5.500	(a)	04/15/24	176,986
100,000	7.250	(a)	04/15/25	95,375
Flex Acquisition Co., Inc.
100,000	6.875	(a)	01/15/25	95,000
44,000	7.875	(a)	07/15/26	42,240
Owens-Brockway Glass Container, Inc.
70,000	5.875	(a)	08/15/23	74,025
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
213,204	5.750		10/15/20	214,003
120,000	5.125	(a)	07/15/23	120,450
64,000	7.000	(a)	07/15/24	65,760
Sensata Technologies BV
25,000	4.875	(a)	10/15/23	25,812
121,000	5.000	(a)	10/01/25	123,118
Vertiv Group Corp.
120,000	9.250	(a)	10/15/24	120,450

				1,353,294

Capital Markets – 0.3%
MSCI, Inc.
160,000	5.250	(a)	11/15/24	165,600
5,000	4.750	(a)	08/01/26	5,025

				170,625

Chemicals – 0.6%
Ashland LLC
100,000	4.750		08/15/22	103,125
Olin Corp.
97,000	5.125		09/15/27	98,213
97,000	5.000		02/01/30	94,696

				296,034

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Commercial Services & Supplies – 1.3%
ADT Security Corp. (The)
$60,000	6.250%		10/15/21	$63,525
120,000	3.500		07/15/22	118,650
60,000	4.125		06/15/23	59,100
60,000	4.875	(a)	07/15/32	50,700
Covanta Holding Corp.
25,000	5.875		07/01/25	24,902
101,000	6.000		01/01/27	101,349
Pitney Bowes, Inc.
80,000	3.875		10/01/21	77,700
110,000	4.950		04/01/23	103,950
West Corp.
80,000	8.500	(a)	10/15/25	66,400

				666,276

Communications – 6.0%
CCO Holdings LLC / CCO Holdings Capital Corp.
60,000	5.250		03/15/21	60,525
154,000	5.250		09/30/22	157,080
145,000	5.125	(a)	05/01/23	148,081
8,000	5.750		09/01/23	8,170
47,000	5.750		01/15/24	48,351
201,000	5.875	(a)	04/01/24	210,045
110,000	5.750	(a)	02/15/26	113,850
159,000	5.500	(a)	05/01/26	162,975
246,000	5.125	(a)	05/01/27	242,618
67,000	5.875	(a)	05/01/27	68,926
191,000	5.000	(a)	02/01/28	185,748
CSC Holdings LLC
212,000	6.750		11/15/21	226,840
160,000	5.250		06/01/24	159,600
300,000	10.875	(a)	10/15/25	349,500
200,000	5.500	(a)	04/15/27	201,250
DISH DBS Corp.
100,000	6.750		06/01/21	103,000
162,000	5.875		07/15/22	155,925
75,000	5.000		03/15/23	66,937
290,000	5.875		11/15/24	245,775
199,000	7.750		07/01/26	173,130

				3,088,326

Consumer Cyclical – 4.7%
Allison Transmission, Inc.
87,000	5.000	(a)	10/01/24	88,087
20,000	4.750	(a)	10/01/27	19,250
American Axle & Manufacturing, Inc.
151,000	6.250		04/01/25	151,377
APX Group, Inc.
153,000	7.875		12/01/22	152,044
68,000	7.625		09/01/23	60,180
Caesars Resort Collection LLC / CRC Finco, Inc.
151,000	5.250	(a)	10/15/25	143,639
Cinemark USA, Inc.
60,000	5.125		12/15/22	61,050
100,000	4.875		06/01/23	101,000
ESH Hospitality, Inc.
119,000	5.250	(a)	05/01/25	119,000

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Guitar Center Escrow Issuer, Inc.
65,000	9.500	%(a)	10/15/21	62,887
Harland Clarke Holdings Corp.
80,000	9.250	(a)	03/01/21	78,000
Hilton Domestic Operating Co., Inc.
74,000	4.250		09/01/24	73,075
100,000	5.125	(a)	05/01/26	101,000
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
77,000	4.625		04/01/25	77,000
54,000	4.875		04/01/27	53,865
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp.
200,000	6.750	(a)	11/15/21	207,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
126,000	5.000	(a)	06/01/24	127,890
Prime Security Services Borrower LLC / Prime Finance, Inc.
217,000	9.250	(a)	05/15/23	229,478
Sabre GLBL, Inc.
45,000	5.375	(a)	04/15/23	46,125
60,000	5.250	(a)	11/15/23	61,800
Toll Brothers Finance Corp.
19,000	5.875		02/15/22	19,998
83,000	4.375		04/15/23	83,311
50,000	4.350		02/15/28	47,375
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
38,000	4.250	(a)	05/30/23	37,715
100,000	5.500	(a)	03/01/25	99,750
110,000	5.250	(a)	05/15/27	105,600

				2,407,496

Consumer Finance – 4.1%
Ally Financial, Inc.
135,000	8.000		03/15/20	141,412
95,000	4.125		03/30/20	95,594
100,000	4.625		05/19/22	102,375
103,000	5.125		09/30/24	108,408
55,000	4.625		03/30/25	56,375
20,000	5.750		11/20/25	21,300
25,000	8.000		11/01/31	31,000
152,000	8.000		11/01/31	188,480
Navient Corp.
200,000	6.500		06/15/22	206,500
72,000	5.875		10/25/24	69,660
Navient Corp., MTN
200,000	8.000		03/25/20	208,000
250,000	6.125		03/25/24	245,625
100,000	5.625		08/01/33	76,000
Springleaf Finance Corp.
149,000	7.750		10/01/21	160,361
102,000	5.625		03/15/23	104,295
132,000	6.875		03/15/25	135,960
139,000	7.125		03/15/26	141,085

				2,092,430

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – 2.4%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC
$40,000	6.625%		06/15/24	$40,200
185,000	5.750		03/15/25	176,675
Avantor, Inc.
50,000	9.000	(a)	10/01/25	53,750
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
119,000	5.750	(a)	03/01/25	116,471
First Quality Finance Co., Inc.
40,000	4.625	(a)	05/15/21	40,100
IQVIA, Inc.
146,000	4.875	(a)	05/15/23	149,285
Jaguar Holding Co. II / Pharmaceutical Product Development LLC
120,000	6.375	(a)	08/01/23	121,800
Kinetic Concepts, Inc. / KCI USA, Inc.
75,000	7.875	(a)	02/15/21	76,875
MPH Acquisition Holdings LLC
154,000	7.125	(a)	06/01/24	154,770
New Albertsons LP
60,000	7.450		08/01/29	53,250
40,000	8.000		05/01/31	36,250
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.
190,000	9.750	(a)	12/01/26	195,700

				1,215,126

Containers & Packaging – 1.1%
Ball Corp.
145,000	5.000		03/15/22	150,981
165,000	5.250		07/01/25	174,075
50,000	4.875		03/15/26	51,063
Sealed Air Corp.
160,000	4.875	(a)	12/01/22	163,600

				539,719

Diversified Consumer Services – 0.4%
Service Corp. International
160,000	5.375		01/15/22	162,000
45,000	4.625		12/15/27	44,663

				206,663

Diversified Telecommunication – 1.1%
CenturyLink, Inc.
103,000	5.625		04/01/25	98,623
CenturyLink, Inc., Series G
120,000	6.875		01/15/28	113,400
CenturyLink, Inc., Series S
100,000	6.450		06/15/21	104,375
CenturyLink, Inc., Series T
25,000	5.800		03/15/22	25,781
CenturyLink, Inc., Series W
92,000	6.750		12/01/23	95,910
CenturyLink, Inc., Series Y
122,000	7.500		04/01/24	129,320

				567,409

Corporate Obligations – (continued)
Electric – 1.0%
Clearway Energy Operating LLC
88,000	5.750	%(a)	10/15/25	86,900
NextEra Energy Operating Partners LP
72,000	4.250	(a)	09/15/24	71,100
25,000	4.500	(a)	09/15/27	23,937
Talen Energy Supply LLC
1,000	4.600		12/15/21	960
70,000	6.500		06/01/25	62,388
80,000	10.500	(a)	01/15/26	83,800
TerraForm Power Operating LLC
200,000	4.250	(a)	01/31/23	199,250

				528,335

Energy – 4.2%
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
31,000	10.000	(a)	04/01/22	33,519
80,000	7.000	(a)	11/01/26	77,600
CrownRock LP / CrownRock Finance, Inc.
50,000	5.625	(a)	10/15/25	48,625
DCP Midstream Operating LP
35,000	4.750	(a)	09/30/21	35,875
100,000	3.875		03/15/23	99,750
Endeavor Energy Resources LP / EER Finance, Inc.
108,000	5.500	(a)	01/30/26	112,590
60,000	5.750	(a)	01/30/28	64,200
EP Energy LLC / Everest Acquisition Finance, Inc.
73,000	8.000	(a)	11/29/24	51,830
105,000	8.000	(a)	02/15/25	46,725
120,000	7.750	(a)	05/15/26	106,800
Hilcorp Energy I LP / Hilcorp Finance Co.
139,000	5.000	(a)	12/01/24	134,309
25,000	5.750	(a)	10/01/25	24,969
11,000	6.250	(a)	11/01/28	10,876
McDermott Technology Americas, Inc. / McDermott Technology US, Inc.
121,000	10.625	(a)	05/01/24	101,035
Nabors Industries, Inc.
25,000	5.000		09/15/20	25,080
25,000	4.625		09/15/21	24,625
142,000	5.500		01/15/23	134,190
Parsley Energy LLC / Parsley Finance Corp.
150,000	5.625	(a)	10/15/27	148,875
PBF Holding Co. LLC / PBF Finance Corp.
25,000	7.000		11/15/23	25,687
50,000	7.250		06/15/25	51,500
Sable Permian Resources Land LLC / AEPB Finance Corp.
35,000	13.000	(a)	11/30/20	36,225
SESI LLC
100,000	7.125		12/15/21	92,250
Sunoco LP / Sunoco Finance Corp.
183,000	5.500		02/15/26	182,542
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
100,000	6.500	(a)	07/15/27	106,250
Transocean Proteus Ltd.
44,800	6.250	(a)	12/01/24	45,976

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Transocean, Inc.
$156,000	9.000	%(a)	07/15/23	$164,580
100,000	7.500	(a)	01/15/26	97,250
77,000	7.500		04/15/31	64,103

				2,147,836

Entertainment – 1.5%
AMC Entertainment Holdings, Inc.
95,000	5.875		11/15/26	85,975
Netflix, Inc.
50,000	5.500		02/15/22	52,500
144,000	5.750		03/01/24	153,180
25,000	5.875		02/15/25	26,562
20,000	4.375		11/15/26	19,300
167,000	4.875		04/15/28	163,243
189,000	5.875	(a)	11/15/28	197,032
70,000	6.375	(a)	05/15/29	74,725

				772,517

Equity Real Estate Investment – 1.8%
Equinix, Inc.
200,000	5.375		01/01/22	205,750
160,000	5.875		01/15/26	167,950
Iron Mountain, Inc.
35,000	6.000		08/15/23	36,094
94,000	5.750		08/15/24	94,470
99,000	4.875	(a)	09/15/27	94,174
69,000	5.250	(a)	03/15/28	66,585
SBA Communications Corp.
16,000	4.875		07/15/22	16,260
15,000	4.000		10/01/22	14,962
245,000	4.875		09/01/24	245,919

				942,164

Financial Company – 1.7%
BCD Acquisition, Inc.
30,000	9.625	(a)	09/15/23	31,800
Blackstone CQP Holdco LP
150,000	6.500	(a)	03/20/21	150,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
100,000	6.000		08/01/20	101,375
60,000	5.875		02/01/22	61,050
218,000	6.250		02/01/22	225,085
100,000	6.375		12/15/25	103,500
Quicken Loans, Inc.
98,000	5.750	(a)	05/01/25	96,994
100,000	5.250	(a)	01/15/28	91,485

				861,289

Food & Staples Retailing – 0.4%
Fresh Market, Inc. (The)
148,000	9.750	(a)	05/01/23	112,110
Rite Aid Corp.
100,000	6.125	(a)	04/01/23	85,750

				197,860

Corporate Obligations – (continued)
Food and Beverage – 1.2%
Aramark Services, Inc.
140,000	4.750		06/01/26	139,650
180,000	5.000	(a)	02/01/28	178,650
Golden Nugget, Inc.
140,000	6.750	(a)	10/15/24	141,400
57,000	8.750	(a)	10/01/25	58,995
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
100,000	4.750	(a)	06/01/27	98,500

				617,195

Food Products – 1.7%
B&G Foods, Inc.
180,000	5.250		04/01/25	172,800
Lamb Weston Holdings, Inc.
100,000	4.625	(a)	11/01/24	100,875
100,000	4.875	(a)	11/01/26	100,750
Post Holdings, Inc.
60,000	5.500	(a)	03/01/25	60,600
263,000	5.000	(a)	08/15/26	254,124
137,000	5.750	(a)	03/01/27	135,630
50,000	5.625	(a)	01/15/28	48,625

				873,404

Hardware – 1.6%
CDW LLC / CDW Finance Corp.
40,000	5.000		09/01/23	40,600
45,000	5.500		12/01/24	47,137
74,000	5.000		09/01/25	75,203
CommScope Finance LLC
110,000	6.000	(a)	03/01/26	113,025
120,000	8.250	(a)	03/01/27	125,100
CommScope Technologies LLC
110,000	6.000	(a)	06/15/25	104,500
102,000	5.000	(a)	03/15/27	91,035
CommScope, Inc.
209,000	5.500	(a)	06/15/24	201,685

				798,285

Health Care Equipment & Supplies – 0.5%
Hologic, Inc.
170,000	4.375	(a)	10/15/25	168,300
90,000	4.625	(a)	02/01/28	87,750

				256,050

Health Care Providers & Services – 3.9%
Centene Corp.
88,000	4.750		05/15/22	89,980
210,000	6.125		02/15/24	221,025
125,000	4.750		01/15/25	126,562
100,000	5.375	(a)	06/01/26	104,125
Encompass Health Corp.
70,000	5.750		11/01/24	70,963
Envision Healthcare Corp.
100,000	8.750	(a)	10/15/26	90,750
HCA Healthcare, Inc.
192,000	6.250		02/15/21	201,120

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Health Care Providers & Services – (continued)
Tenet Healthcare Corp.
$227,000	4.750%		06/01/20	$230,405
75,000	6.000		10/01/20	77,625
200,000	8.125		04/01/22	214,500
269,000	6.750		06/15/23	277,070
50,000	4.625		07/15/24	50,000
100,000	5.125		05/01/25	99,625
142,000	7.000		08/01/25	143,065

				1,996,815

Healthcare – 3.2%
CHS/Community Health Systems, Inc.
200,000	6.875		02/01/22	131,750
300,000	6.250		03/31/23	290,250
125,000	11.000	(a)	06/30/23	115,312
100,000	8.625	(a)	01/15/24	103,500
125,000	8.125	(a)	06/30/24	105,000
HCA, Inc.
130,000	7.500		02/15/22	142,838
299,000	5.375		02/01/25	310,212
220,000	5.875		02/15/26	231,550
50,000	5.375		09/01/26	51,563
140,000	5.625		09/01/28	145,600

				1,627,575

Hotels, Restaurants & Leisure – 1.7%
Boyd Gaming Corp.
120,000	6.875		05/15/23	126,000
100,000	6.000		08/15/26	103,000
Diamond Resorts International, Inc.
42,000	7.750	(a)	09/01/23	42,367
Eldorado Resorts, Inc.
75,000	6.000		04/01/25	76,688
MGM Resorts International
78,000	6.625		12/15/21	83,265
100,000	5.750		06/15/25	102,375
200,000	4.625		09/01/26	191,000
Six Flags Entertainment Corp.
136,000	4.875	(a)	07/31/24	134,300

				858,995

Household & Leisure – 0.2%
Prestige Brands, Inc.
100,000	6.375	(a)	03/01/24	101,000

Household Durables – 1.3%
Lennar Corp.
203,000	4.750		11/15/22	207,821
50,000	4.500		04/30/24	49,875
55,000	4.750		05/30/25	55,413
40,000	4.750		11/29/27	39,000
PulteGroup, Inc.
55,000	4.250		03/01/21	55,550
93,000	5.500		03/01/26	94,162
65,000	5.000		01/15/27	62,888
56,000	6.375		05/15/33	53,340

Corporate Obligations – (continued)
Household Durables – (continued)
Tempur Sealy International, Inc.
20,000	5.625		10/15/23	20,250
50,000	5.500		06/15/26	50,250

				688,549

Independent Power & Renewable Electricity Producers – 2.3%
AES Corp.
100,000	4.875		05/15/23	101,625
50,000	5.500		04/15/25	51,750
137,000	6.000		05/15/26	145,220
Calpine Corp.
50,000	6.000	(a)	01/15/22	50,812
112,000	5.375		01/15/23	111,020
10,000	5.875	(a)	01/15/24	10,237
99,000	5.500		02/01/24	95,783
120,000	5.750		01/15/25	115,500
108,000	5.250	(a)	06/01/26	106,245
NRG Energy, Inc.
125,000	6.250		05/01/24	130,000
80,000	7.250		05/15/26	86,800
71,000	6.625		01/15/27	75,793
80,000	5.750		01/15/28	82,400

				1,163,185

Insurance – 0.6%
Acrisure LLC / Acrisure Finance, Inc.
150,000	8.125	(a)	02/15/24	154,125
HUB International Ltd.
137,000	7.000	(a)	05/01/26	134,945

				289,070

Interactive Media & Services – 0.2%
Rackspace Hosting, Inc.
100,000	8.625	(a)	11/15/24	87,500

IT Services – 0.8%
First Data Corp.
100,000	5.375	(a)	08/15/23	102,250
100,000	5.000	(a)	01/15/24	102,875
206,000	5.750	(a)	01/15/24	212,437

				417,562

Leisure Products – 0.2%
Mattel, Inc.
120,000	6.750	(a)	12/31/25	118,350

Machinery – 0.5%
Colfax Corp.
170,000	6.000	(a)	02/15/24	176,800
Navistar International Corp.
80,000	6.625	(a)	11/01/25	82,800

				259,600

Media – 1.3%
AMC Networks, Inc.
60,000	4.750		12/15/22	60,975
20,000	5.000		04/01/24	19,900
123,000	4.750		08/01/25	119,925

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
Cablevision Systems Corp.
$70,000	5.875%		09/15/22	$72,537
Gray Television, Inc.
125,000	5.875	(a)	07/15/26	126,094
Lamar Media Corp.
110,000	5.375		01/15/24	112,956
TEGNA, Inc.
75,000	6.375		10/15/23	77,625
Tribune Media Co.
50,000	5.875		07/15/22	51,125

				641,137

Metals – 0.3%
Novelis Corp.
167,000	5.875	(a)	09/30/26	163,243

Metals & Mining – 2.3%
Allegheny Technologies, Inc.
50,000	7.875		08/15/23	54,625
Cleveland-Cliffs, Inc.
100,000	4.875	(a)	01/15/24	100,250
Freeport-McMoRan, Inc.
10,000	3.100		03/15/20	10,000
97,000	4.000		11/14/21	97,485
95,000	3.550		03/01/22	94,406
76,000	6.875		02/15/23	80,560
207,000	3.875		03/15/23	204,412
100,000	4.550		11/14/24	99,500
Steel Dynamics, Inc.
240,000	5.500		10/01/24	247,500
United States Steel Corp.
91,000	6.875		08/15/25	90,204
84,000	6.250		03/15/26	80,010

				1,158,952

Mortgage Real Estate Investment – 0.2%
Starwood Property Trust, Inc.
90,000	4.750		03/15/25	87,300

Natural Gas – 2.6%
Cheniere Corpus Christi Holdings LLC
100,000	7.000		06/30/24	111,500
130,000	5.875		03/31/25	139,100
170,000	5.125		06/30/27	174,250
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
60,000	6.250		04/01/23	61,800
80,000	5.750		04/01/25	81,000
Genesis Energy LP / Genesis Energy Finance Corp.
150,000	6.750		08/01/22	153,750
NuStar Logistics LP
69,000	5.625		04/28/27	69,862
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
100,000	5.500	(a)	09/15/24	102,875
50,000	5.500	(a)	01/15/28	50,250

Corporate Obligations – (continued)
Natural Gas – (continued)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
86,000	5.125		02/01/25	87,182
97,000	5.875	(a)	04/15/26	101,123
122,000	5.375		02/01/27	123,220
50,000	5.000		01/15/28	48,750

				1,304,662

Oil, Gas & Consumable Fuels – 8.0%
Antero Resources Corp.
217,000	5.125		12/01/22	218,085
120,000	5.625		06/01/23	120,900
California Resources Corp.
160,000	8.000	(a)	12/15/22	128,000
Cheniere Energy Partners LP
120,000	5.250		10/01/25	122,100
100,000	5.625	(a)	10/01/26	102,000
Chesapeake Energy Corp.
164,000	6.125		02/15/21	167,690
50,000	4.875		04/15/22	48,375
100,000	8.000		01/15/25	102,500
140,000	7.500		10/01/26	138,600
55,000	8.000		06/15/27	54,656
CNX Resources Corp.
170,000	5.875		04/15/22	172,550
Denbury Resources, Inc.
30,000	9.000	(a)	05/15/21	30,300
88,000	9.250	(a)	03/31/22	88,880
Diamondback Energy, Inc.
170,000	4.750		11/01/24	173,187
79,000	5.375		05/31/25	82,160
Energy Transfer LP
86,000	7.500		10/15/20	91,590
135,000	5.875		01/15/24	144,788
EnLink Midstream Partners LP
107,000	4.400		04/01/24	104,867
22,000	4.150		06/01/25	21,108
80,000	4.850		07/15/26	78,579
Gulfport Energy Corp.
100,000	6.000		10/15/24	91,250
Matador Resources Co.
160,000	5.875		09/15/26	160,000
Newfield Exploration Co.
75,000	5.625		07/01/24	80,531
118,000	5.375		01/01/26	124,638
Oasis Petroleum, Inc.
100,000	6.875		03/15/22	100,750
PDC Energy, Inc.
75,000	6.125		09/15/24	74,625
Peabody Energy Corp.
100,000	6.000	(a)	03/31/22	102,000
Range Resources Corp.
200,000	5.000		03/15/23	193,500
Sanchez Energy Corp.
60,000	7.750		06/15/21	9,900
80,000	6.125		01/15/23	12,200
40,000	7.250	(a)	02/15/23	34,700

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil, Gas & Consumable Fuels – (continued)
SM Energy Co.
$53,000	6.125%		11/15/22	$53,133
25,000	5.000		01/15/24	23,656
142,000	5.625		06/01/25	133,480
64,000	6.750		09/15/26	61,600
Southwestern Energy Co.
200,000	6.200		01/23/25	198,500
Whiting Petroleum Corp.
110,000	5.750		03/15/21	111,925
129,000	6.625		01/15/26	127,065
WPX Energy, Inc.
36,000	6.000		01/15/22	37,260
92,000	8.250		08/01/23	103,270
60,000	5.250		09/15/24	60,300

				4,085,198

Personal Products – 0.1%
Edgewell Personal Care Co.
50,000	4.700		05/24/22	50,437

Pharmaceuticals – 2.9%
Bausch Health Americas, Inc.
100,000	9.250	(a)	04/01/26	108,000
70,000	8.500	(a)	01/31/27	72,975
Bausch Health Cos, Inc.
32,000	5.625	(a)	12/01/21	32,200
45,000	5.500	(a)	03/01/23	45,000
220,000	5.875	(a)	05/15/23	220,275
244,000	7.000	(a)	03/15/24	258,640
339,000	6.125	(a)	04/15/25	327,983
140,000	5.500	(a)	11/01/25	141,925
172,000	9.000	(a)	12/15/25	185,330
Bausch Health Cos., Inc.
100,000	6.500	(a)	03/15/22	104,125

				1,496,453

Real Estate Management & Development – 0.2%
Howard Hughes Corp. (The)
108,000	5.375	(a)	03/15/25	107,190

REITs and Real Estate – 0.6%
CBL & Associates LP
100,000	5.250		12/01/23	82,624
91,000	5.950		12/15/26	69,170
Kennedy-Wilson, Inc.
95,000	5.875		04/01/24	93,575
Realogy Group LLC / Realogy Co.-Issuer Corp.
56,000	4.875	(a)	06/01/23	50,960

				296,329

Rental Equipment – 0.6%
Hertz Corp. (The)
107,000	7.375		01/15/21	107,000
141,000	7.625	(a)	06/01/22	144,878
80,000	5.500	(a)	10/15/24	68,800

				320,678

Corporate Obligations – (continued)
Software – 1.4%
Banff Merger Sub, Inc.
100,000	9.750	%(a)	09/01/26	97,625
Infor US, Inc.
110,000	6.500		05/15/22	112,475
Refinitiv US Holdings, Inc.
100,000	6.250	(a)	05/15/26	100,750
120,000	8.250	(a)	11/15/26	117,750
Solera LLC / Solera Finance, Inc.
120,000	10.500	(a)	03/01/24	130,650
Star Merger Sub, Inc.
160,000	10.250	(a)	02/15/27	165,200

				724,450

Specialty Retail – 0.3%
Penske Automotive Group, Inc.
20,000	5.500		05/15/26	19,700
Staples, Inc.
124,000	8.500	(a)	09/15/25	122,140

				141,840

Technology – 1.1%
Dell International LLC / EMC Corp.
110,000	5.875	(a)	06/15/21	112,475
175,000	7.125	(a)	06/15/24	185,719
Exela Intermediate LLC / Exela Finance, Inc.
40,000	10.000	(a)	07/15/23	40,900
Harland Clarke Holdings Corp.
80,000	8.375	(a)	08/15/22	75,000
Verscend Escrow Corp.
137,000	9.750	(a)	08/15/26	141,281

				555,375

Technology Hardware, Storage & Peripherals – 0.7%
EMC Corp.
110,000	2.650		06/01/20	108,625
100,000	3.375		06/01/23	96,500
Xerox Corp.
85,000	4.500		05/15/21	86,170
80,000	3.625		03/15/23	78,466

				369,761

Thrifts & Mortgage Finance – 0.7%
Nationstar Mortgage Holdings, Inc.
200,000	8.125	(a)	07/15/23	204,750
150,000	9.125	(a)	07/15/26	153,750

				358,500

Wireless – 4.1%
CSC Holdings LLC
200,000	5.375	(a)	07/15/23	206,000
240,000	6.500	(a)	02/01/29	252,300
Sprint Capital Corp.
155,000	6.875		11/15/28	153,450
165,000	8.750		03/15/32	179,643
Sprint Communications, Inc.
60,000	7.000		08/15/20	62,700
60,000	11.500		11/15/21	70,200
170,000	6.000		11/15/22	172,975

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wireless – (continued)
T-Mobile USA, Inc.
$100,000	4.000%		04/15/22	$100,625
283,000	6.000		03/01/23	291,490
50,000	6.375		03/01/25	52,187
125,000	5.125		04/15/25	128,281
285,000	6.500		01/15/26	306,019
25,000	4.500		02/01/26	24,719
15,000	5.375		04/15/27	15,413
100,000	4.750		02/01/28	97,500

				2,113,502

Wireless Telecommunication Services – 1.5%
Sprint Corp.
170,000	7.250		09/15/21	179,987
220,000	7.875		09/15/23	235,950
215,000	7.125		06/15/24	221,988
45,000	7.625		02/15/25	47,250
100,000	7.625		03/01/26	104,500

				789,675

Wirelines – 0.9%
Level 3 Financing, Inc.
200,000	6.125		01/15/21	201,250
75,000	5.375		01/15/24	75,938
165,000	5.375		05/01/25	165,412

				442,600

TOTAL CORPORATE OBLIGATIONS
(Cost $47,030,404)				47,373,715

Foreign Corporate Debt – 5.0%
Aerospace & Defense – 1.4%
Bombardier, Inc. (Canada)
$120,000	7.750	%(a)	03/15/20	$126,000
163,000	8.750	(a)	12/01/21	179,614
30,000	6.000	(a)	10/15/22	30,225
145,000	6.125	(a)	01/15/23	145,906
125,000	7.500	(a)	12/01/24	127,500
80,000	7.500	(a)	03/15/25	80,800

				690,045

Basic Industry – 0.5%
NOVA Chemicals Corp. (Canada)
70,000	5.250	(a)	08/01/23	70,000
90,000	5.000	(a)	05/01/25	86,287
95,000	5.250	(a)	06/01/27	89,775

				246,062

Consumer Cyclical – 0.8%
1011778 BC ULC / New Red Finance, Inc. (Canada)
200,000	4.250	(a)	05/15/24	195,750
190,000	5.000	(a)	10/15/25	184,775

				380,525

Foreign Corporate Debt – (continued)
Consumer Products – 0.2%
Avon International Operations, Inc. (United Kingdom)
100,000	7.875	%(a)	08/15/22	103,625

Household Durables – 0.1%
Brookfield Residential Properties, Inc. (Canada)
60,000	6.500	(a)	12/15/20	60,369

Metals & Mining – 1.1%
First Quantum Minerals Ltd. (Zambia)
306,000	7.000	(a)	02/15/21	312,885
200,000	7.500	(a)	04/01/25	194,500
Hudbay Minerals, Inc. (Canada)
56,000	7.625	(a)	01/15/25	58,520

				565,905

Oil, Gas & Consumable Fuels – 0.7%
MEG Energy Corp. (Canada)
100,000	6.375	(a)	01/30/23	91,625
60,000	7.000	(a)	03/31/24	55,125
70,000	6.500	(a)	01/15/25	69,125
Seven Generations Energy Ltd. (Canada)
50,000	6.750	(a)	05/01/23	51,438
97,000	5.375	(a)	09/30/25	94,696

				362,009

Personal Products – 0.0%
Avon Products, Inc. (United Kingdom)
20,000	7.000		03/15/23	19,475

Software – 0.2%
Open Text Corp. (Canada)
100,000	5.875	(a)	06/01/26	105,500

TOTAL FOREIGN CORPORATE DEBT
(Cost $2,522,596)				2,533,515

Principal Amount	Interest Rate	Value

Investment Company – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$167,415	2.395%	$167,415
(Cost $167,415)

TOTAL INVESTMENTS – 97.9%
(Cost $49,720,415)		$50,074,645

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		1,054,519

NET ASSETS – 100.0%		$51,129,164

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	— Limited Partnership
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Inflation Indexed Bonds – 99.4%
U.S. Treasury Inflation Indexed Bonds
$364,759	0.125%	04/15/20	$362,033
470,649	0.125	04/15/21	464,628
708,186	0.125	01/15/22	698,028
401,596	0.375	07/15/23	399,165
363,935	0.625	01/15/24	364,319
821,043	0.375	07/15/25	808,871
650,116	0.375	07/15/27	633,246
569,353	0.500	01/15/28	556,865
482,539	0.750	02/15/42	449,433
257,070	0.875	02/15/47	242,208

TOTAL INVESTMENTS – 99.4%
(Cost $4,934,821)			$4,978,796

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			32,082

NET ASSETS – 100.0%			$5,010,878

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 75.5%
Advertising – 0.1%
Omnicom Group, Inc. / Omnicom Capital, Inc.
$320,000	3.600%	04/15/26	$308,931

Aerospace & Defense – 1.7%
General Dynamics Corp.
290,000	2.875	05/11/20	290,504
Lockheed Martin Corp.
50,000	2.900	03/01/25	49,097
310,000	4.070	12/15/42	302,628
60,000	3.800	03/01/45	56,505
180,000	4.700	05/15/46	194,524
200,000	4.090	09/15/52	193,987
Northrop Grumman Corp.
95,000	2.550	10/15/22	93,308
400,000	2.930	01/15/25	387,092
290,000	3.200	02/01/27	279,622
400,000	3.250	01/15/28	383,962
240,000	4.030	10/15/47	226,021
Raytheon Co.
490,000	2.500	12/15/22	481,495
Rockwell Collins, Inc.
50,000	3.200	03/15/24	48,831
United Technologies Corp.
372,000	1.950	11/01/21	362,614
430,000	3.125	05/04/27	408,714
180,000	4.450	11/16/38	179,306
435,000	5.700	04/15/40	491,615
90,000	4.500	06/01/42	89,108
140,000	3.750	11/01/46	123,290
340,000	4.625	11/16/48	343,601

			4,985,824

Air Freight & Logistics – 0.4%
FedEx Corp.
160,000	5.100	01/15/44	161,815
240,000	4.750	11/15/45	230,880
230,000	4.550	04/01/46	214,754
120,000	4.400	01/15/47	109,749
United Parcel Service, Inc.
330,000	3.750	11/15/47	305,107

			1,022,305

Automobiles – 0.4%
Ford Motor Co.
370,000	7.450	07/16/31	391,085
100,000	5.291	12/08/46	80,852
General Motors Co.
340,000	5.000	10/01/28	333,453
520,000	5.400	04/01/48	464,126

			1,269,516

Banks – 12.5%
Bank of America Corp.
370,000	7.750	05/14/38	500,794
Bank of America Corp., GMTN
405,000	3.300	01/11/23	407,121
50,000	3.500	04/19/26	49,605

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp., Series L
540,000	2.250	04/21/20	536,453
50,000	3.950	04/21/25	50,069
200,000	4.183	11/25/27	199,946
Bank of America Corp., MTN
250,000	5.625	07/01/20	258,920
190,000	2.625	10/19/20	189,194
90,000	2.151	11/09/20	88,807
324,000	5.000	05/13/21	336,909
50,000	2.503	10/21/22	48,908
720,000	4.000	04/01/24	741,531
250,000	4.000	01/22/25	251,342
580,000	3.875	08/01/25	592,247
260,000	3.248	10/21/27	249,399
370,000	5.875	02/07/42	452,927
320,000	5.000	01/21/44	349,397
BB&T Corp., MTN
150,000	2.050	05/10/21	147,218
140,000	2.750	04/01/22	138,696
380,000	2.850	10/26/24	372,467
Capital One Bank USA NA
400,000	3.375	02/15/23	394,411
Citibank NA
910,000	3.650	01/23/24	924,708
Citigroup, Inc.
30,000	2.650	10/26/20	29,826
110,000	2.700	03/30/21	109,366
380,000	2.350	08/02/21	373,785
280,000	4.500	01/14/22	290,498
200,000	2.700	10/27/22	196,688
130,000	3.875	10/25/23	133,534
90,000	4.000	08/05/24	91,009
535,000	3.875	03/26/25	532,809
190,000	3.300	04/27/25	187,662
80,000	5.500	09/13/25	86,586
225,000	3.700	01/12/26	224,772
40,000	4.600	03/09/26	41,033
700,000	3.400	05/01/26	681,015
360,000	3.200	10/21/26	345,421
40,000	4.300	11/20/26	40,203
427,000	4.450	09/29/27	431,196
240,000	4.125	07/25/28	236,476
240,000	6.625	06/15/32	286,521
210,000	8.125	07/15/39	305,043
230,000	6.675	09/13/43	285,455
150,000	5.300	05/06/44	160,332
310,000	4.650	07/30/45	324,805
170,000	4.750	05/18/46	167,962
Fifth Third Bancorp
750,000	4.300	01/16/24	773,267
230,000	8.250	03/01/38	318,025
Fifth Third Bank/Cincinnati OH
200,000	2.200	10/30/20	197,421
HSBC Bank USA NA
300,000	5.625	08/15/35	336,529

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
HSBC USA, Inc.
$125,000	2.350%	03/05/20	$124,370
450,000	2.750	08/07/20	448,604
Huntington Bancshares, Inc.
720,000	3.150	03/14/21	719,038
250,000	2.300	01/14/22	244,333
JPMorgan Chase & Co.
430,000	4.250	10/15/20	438,442
270,000	2.550	10/29/20	268,165
1,400,000	2.550	03/01/21	1,387,947
80,000	2.400	06/07/21	78,943
577,000	4.500	01/24/22	600,621
160,000	3.250	09/23/22	161,208
7,000	2.972	01/15/23	6,961
140,000	3.200	01/25/23	140,385
60,000	3.375	05/01/23	59,828
250,000	2.700	05/18/23	245,751
150,000	3.875	02/01/24	154,055
60,000	3.875	09/10/24	60,822
30,000	3.125	01/23/25	29,509
500,000	3.300	04/01/26	491,115
460,000	3.200	06/15/26	446,099
540,000	3.625	12/01/27	523,948
550,000	6.400	05/15/38	694,093
175,000	5.500	10/15/40	201,952
110,000	5.600	07/15/41	128,673
180,000	5.400	01/06/42	206,063
150,000	4.850	02/01/44	161,114
230,000	4.950	06/01/45	244,390
JPMorgan Chase & Co., MTN
1,000,000	2.295	08/15/21	982,821
PNC Bank NA
250,000	2.950	01/30/23	246,567
PNC Bank NA, MTN
260,000	2.600	07/21/20	259,102
550,000	3.250	06/01/25	547,780
PNC Financial Services Group, Inc. (The)
190,000	5.125	02/08/20	194,008
740,000	4.375	08/11/20	756,589
120,000	3.900	04/29/24	122,004
US Bancorp, MTN
550,000	3.700	01/30/24	567,714
550,000	3.600	09/11/24	559,686
170,000	3.100	04/27/26	166,294
400,000	3.900	04/26/28	416,855
Wells Fargo & Co.
550,000	3.000	04/22/26	527,834
250,000	5.375	02/07/35	285,761
550,000	5.375	11/02/43	602,640
Wells Fargo & Co., GMTN
1,300,000	4.900	11/17/45	1,341,404
Wells Fargo & Co., MTN
690,000	3.000	01/22/21	690,196
128,000	3.500	03/08/22	129,263
150,000	3.000	02/19/25	146,262
560,000	3.550	09/29/25	561,087

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co., MTN – (continued)
1,345,000	4.100	06/03/26	1,356,161
510,000	4.150	01/24/29	522,376
Wells Fargo Bank NA
2,100,000	2.600	01/15/21	2,085,293

			35,802,434

Basic Industry – 0.4%
Rohm & Haas Co.
890,000	7.850	07/15/29	1,112,329

Beverages – 1.3%
Coca-Cola Co. (The)
1,000,000	1.875	10/27/20	986,893
500,000	2.875	10/27/25	494,647
80,000	2.250	09/01/26	74,331
Molson Coors Brewing Co.
780,000	3.000	07/15/26	719,050
140,000	5.000	05/01/42	133,900
150,000	4.200	07/15/46	127,466
PepsiCo, Inc.
110,000	2.750	04/30/25	108,135
500,000	2.850	02/24/26	487,111
340,000	4.450	04/14/46	364,627
330,000	3.450	10/06/46	302,460
30,000	4.000	05/02/47	30,003

			3,828,623

Biotechnology – 3.6%
AbbVie, Inc.
500,000	2.500	05/14/20	497,117
70,000	2.900	11/06/22	68,851
180,000	3.600	05/14/25	177,399
190,000	3.200	05/14/26	179,700
350,000	4.250	11/14/28	347,271
374,000	4.500	05/14/35	350,256
150,000	4.300	05/14/36	136,693
210,000	4.400	11/06/42	185,459
175,000	4.700	05/14/45	160,691
190,000	4.450	05/14/46	166,882
200,000	4.875	11/14/48	189,061
Amgen, Inc.
500,000	2.125	05/01/20	495,684
680,000	3.450	10/01/20	685,552
240,000	3.875	11/15/21	244,539
145,000	2.650	05/11/22	143,208
100,000	3.625	05/22/24	101,367
430,000	2.600	08/19/26	398,732
402,000	4.400	05/01/45	376,902
305,000	4.663	06/15/51	292,926
Biogen, Inc.
307,000	3.625	09/15/22	311,955
180,000	5.200	09/15/45	188,813
Celgene Corp.
130,000	3.250	08/15/22	129,167
500,000	3.625	05/15/24	498,366
580,000	3.875	08/15/25	581,672

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Biotechnology – (continued)
Celgene Corp. – (continued)
$600,000	3.450%		11/15/27	$568,465
50,000	3.900		02/20/28	49,049
380,000	5.000		08/15/45	375,637
Gilead Sciences, Inc.
50,000	2.550		09/01/20	49,844
700,000	2.500		09/01/23	677,450
800,000	3.500		02/01/25	800,158
250,000	4.800		04/01/44	250,921
350,000	4.750		03/01/46	350,425
190,000	4.150		03/01/47	174,288

				10,204,500

Broadcasting – 0.6%
Discovery Communications LLC
375,000	3.950		03/20/28	356,955
440,000	5.200		09/20/47	415,103
Fox Corp.
500,000	4.709	(a)	01/25/29	518,916
300,000	5.476	(a)	01/25/39	315,701

				1,606,675

Capital Goods – 0.3%
Caterpillar Financial Services Corp.
520,000	1.700		08/09/21	503,634
John Deere Capital Corp., MTN
250,000	2.800		03/06/23	247,810

				751,444

Capital Markets – 3.6%
Bank of New York Mellon Corp. (The), Series G
340,000	3.000		02/24/25	335,176
Bank of New York Mellon Corp. (The), MTN
320,000	2.600		08/17/20	319,635
263,000	2.600		02/07/22	260,981
120,000	3.450		08/11/23	121,743
570,000	2.200		08/16/23	548,755
20,000	2.800		05/04/26	19,218
40,000	3.250		05/16/27	39,546
60,000	3.300		08/23/29	58,498
BlackRock, Inc.
200,000	3.500		03/18/24	203,949
Intercontinental Exchange, Inc.
50,000	4.000		10/15/23	51,875
320,000	3.750		12/01/25	327,761
240,000	4.250		09/21/48	244,057
Morgan Stanley
40,000	2.800		06/16/20	39,917
260,000	5.750		01/25/21	272,734
660,000	2.750		05/19/22	651,822
200,000	5.000		11/24/25	210,304
30,000	3.625		01/20/27	29,572
286,000	3.950		04/23/27	279,248
156,000	6.375		07/24/42	197,000
20,000	4.300		01/27/45	19,755
130,000	4.375		01/22/47	128,258

Corporate Obligations – (continued)
Capital Markets – (continued)
Morgan Stanley, Series F
955,000	3.875		04/29/24	970,643
Morgan Stanley, GMTN
1,070,000	2.500		04/21/21	1,057,531
945,000	5.500		07/28/21	996,072
40,000	3.125		01/23/23	39,726
25,000	3.700		10/23/24	25,184
60,000	4.000		07/23/25	61,000
730,000	3.875		01/27/26	734,758
300,000	4.350		09/08/26	300,832
Morgan Stanley, MTN
400,000	2.625		11/17/21	394,812
720,000	3.125		07/27/26	688,614
State Street Corp.
250,000	3.100		05/15/23	249,517
170,000	3.700		11/20/23	175,381
60,000	3.300		12/16/24	60,899
80,000	2.650		05/19/26	76,321

				10,191,094

Chemicals – 0.8%
Dow Chemical Co. (The)
1,000,000	3.000		11/15/22	993,798
DowDuPont, Inc.
250,000	5.419		11/15/48	267,348
Sherwin-Williams Co. (The)
710,000	2.250		05/15/20	702,345
200,000	2.750		06/01/22	196,952

				2,160,443

Commercial Services & Supplies – 0.1%
Republic Services, Inc.
400,000	3.950		05/15/28	409,403

Communications – 1.6%
21st Century Fox America, Inc.
100,000	4.500		02/15/21	102,162
40,000	6.200		12/15/34	49,653
250,000	6.400		12/15/35	318,218
40,000	6.150		03/01/37	49,900
40,000	6.650		11/15/37	53,044
150,000	6.150		02/15/41	191,184
Charter Communications Operating LLC / Charter Communications Operating Capital
710,000	3.579		07/23/20	712,328
170,000	4.464		07/23/22	173,993
240,000	3.750		02/15/28	225,576
370,000	4.200		03/15/28	358,733
180,000	6.384		10/23/35	192,919
300,000	6.484		10/23/45	323,206
580,000	5.375		05/01/47	553,158
Time Warner Cable LLC
50,000	6.550		05/01/37	53,302
170,000	7.300		07/01/38	191,301
400,000	6.750		06/15/39	429,040
160,000	5.875		11/15/40	158,754
250,000	5.500		09/01/41	238,087
170,000	4.500		09/15/42	143,644

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Communications – (continued)
Time Warner Entertainment Co. LP
$50,000	8.375%	03/15/23	$57,618

			4,575,820

Communications Equipment – 0.4%
Cisco Systems, Inc.
360,000	3.625	03/04/24	373,021
410,000	5.900	02/15/39	523,986
270,000	5.500	01/15/40	331,088

			1,228,095

Consumer Cyclical – 2.2%
Ford Motor Credit Co. LLC
300,000	8.125	01/15/20	311,194
300,000	3.336	03/18/21	294,649
555,000	5.875	08/02/21	574,434
520,000	5.596	01/07/22	533,359
250,000	4.375	08/06/23	243,244
300,000	3.664	09/08/24	272,465
376,000	4.134	08/04/25	343,122
General Motors Financial Co., Inc.
1,000,000	4.200	11/06/21	1,012,244
1,000,000	5.100	01/17/24	1,022,389
1,000,000	4.000	01/15/25	961,851
Toyota Motor Credit Corp.
450,000	1.950	04/17/20	445,664
Toyota Motor Credit Corp., GMTN
400,000	3.450	09/20/23	405,968

			6,420,583

Consumer Finance – 1.5%
American Express Co.
350,000	3.400	02/22/24	351,049
740,000	3.000	10/30/24	723,604
115,000	4.050	12/03/42	113,796
American Express Credit Corp., MTN
450,000	2.375	05/26/20	446,528
210,000	3.300	05/03/27	208,266
Capital One Financial Corp.
150,000	3.300	10/30/24	145,290
250,000	3.200	02/05/25	240,455
142,000	4.200	10/29/25	141,926
660,000	3.750	07/28/26	626,669
300,000	3.750	03/09/27	288,197
290,000	3.800	01/31/28	278,274
Synchrony Financial
100,000	3.750	08/15/21	100,180
50,000	4.250	08/15/24	49,113
490,000	4.500	07/23/25	481,024
140,000	3.950	12/01/27	127,778

			4,322,149

Consumer Noncyclical – 0.5%
HCA, Inc.
130,000	5.250	04/15/25	138,125
Mylan, Inc.
40,000	4.550	04/15/28	37,779
130,000	5.200	04/15/48	111,035

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Shire Acquisitions Investments Ireland DAC
$265,000	2.875%	09/23/23	$256,808
310,000	3.200	09/23/26	290,378
Walgreen Co.
50,000	3.100	09/15/22	49,622
Wyeth LLC
530,000	5.950	04/01/37	654,736

			1,538,483

Containers & Packaging – 0.2%
International Paper Co.
220,000	3.000	02/15/27	205,913
200,000	4.800	06/15/44	191,536
190,000	4.400	08/15/47	170,425

			567,874

Distributors – 0.1%
American Honda Finance Corp., GMTN
297,000	1.700	09/09/21	287,254

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc.
340,000	3.125	03/15/26	337,634
90,000	4.500	02/11/43	96,111

			433,745

Diversified Telecommunication – 5.1%
AT&T, Inc.
150,000	3.200	03/01/22	150,050
50,000	3.000	06/30/22	49,626
230,000	2.625	12/01/22	225,061
450,000	3.600	02/17/23	453,233
25,000	3.800	03/01/24	25,279
60,000	3.900	03/11/24	60,892
410,000	3.950	01/15/25	411,395
440,000	3.400	05/15/25	428,357
280,000	4.125	02/17/26	280,477
100,000	4.250	03/01/27	100,631
560,000	4.100	02/15/28	551,893
370,000	4.350	03/01/29	369,206
520,000	4.300	02/15/30	509,038
85,000	4.500	05/15/35	80,502
195,000	5.250	03/01/37	196,375
110,000	6.000	08/15/40	118,771
90,000	5.350	09/01/40	90,467
100,000	6.375	03/01/41	113,733
320,000	5.550	08/15/41	328,329
154,000	5.150	03/15/42	151,363
250,000	4.300	12/15/42	219,194
270,000	4.800	06/15/44	254,189
50,000	4.350	06/15/45	43,626
310,000	4.750	05/15/46	288,973
170,000	5.150	11/15/46	166,566
200,000	5.650	02/15/47	209,563
90,000	5.450	03/01/47	91,836
410,000	4.500	03/09/48	367,861
278,000	4.550	03/09/49	249,559
710,000	5.150	02/15/50	693,950
70,000	5.700	03/01/57	71,664

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Diversified Telecommunication – (continued)
Verizon Communications, Inc.
$370,000	2.946%	03/15/22	$370,551
560,000	3.125	03/16/22	561,877
130,000	5.150	09/15/23	140,989
50,000	4.150	03/15/24	52,040
200,000	3.500	11/01/24	202,210
634,000	3.376	02/15/25	635,424
330,000	4.125	03/16/27	337,216
750,000	4.329	09/21/28	776,243
560,000	4.500	08/10/33	573,980
200,000	4.400	11/01/34	201,200
220,000	4.272	01/15/36	214,634
460,000	5.250	03/16/37	502,344
150,000	4.750	11/01/41	152,518
170,000	3.850	11/01/42	153,107
270,000	6.550	09/15/43	332,331
110,000	5.500	03/16/47	122,723
800,000	4.522	09/15/48	784,997
642,000	5.012	08/21/54	661,818
600,000	4.672	03/15/55	584,962

			14,712,823

Electric – 0.3%
Berkshire Hathaway Energy Co.
417,000	6.125	04/01/36	506,710
120,000	5.150	11/15/43	132,945
40,000	4.500	02/01/45	40,868
MidAmerican Energy Co.
300,000	4.250	07/15/49	307,536

			988,059

Electric Utilities – 0.5%
FirstEnergy Corp., Series B
255,000	3.900	07/15/27	253,079
FirstEnergy Corp., Series C
310,000	7.375	11/15/31	400,146
150,000	4.850	07/15/47	154,952
Southern Co. (The)
80,000	2.350	07/01/21	78,657
260,000	3.250	07/01/26	248,411
230,000	4.400	07/01/46	221,515

			1,356,760

Energy – 2.2%
Anadarko Finance Co., Series B
170,000	7.500	05/01/31	206,578
Andeavor Logistics LP / Tesoro Logistics Finance Corp.
100,000	5.250	01/15/25	102,063
500,000	4.250	12/01/27	492,187
Baker Hughes a GE Co. LLC / Baker Hughes Co.-Obligor, Inc.
275,000	3.337	12/15/27	261,476
BP Capital Markets America, Inc.
50,000	3.119	05/04/26	48,837
60,000	3.017	01/16/27	58,036
520,000	4.234	11/06/28	549,042

Corporate Obligations – (continued)
Energy – (continued)
ConocoPhillips Co.
$150,000	4.950%	03/15/26	$164,564
100,000	4.300	11/15/44	103,585
ConocoPhillips Holding Co.
130,000	6.950	04/15/29	165,625
Enterprise Products Operating LLC
200,000	3.350	03/15/23	201,607
340,000	4.450	02/15/43	330,299
200,000	4.850	03/15/44	204,666
190,000	5.100	02/15/45	198,940
50,000	4.900	05/15/46	51,662
200,000	4.800	02/01/49	203,213
Plains All American Pipeline LP / PAA Finance Corp.
250,000	3.600	11/01/24	244,506
240,000	4.500	12/15/26	240,199
Sabine Pass Liquefaction LLC
100,000	5.625	04/15/23	107,062
895,000	5.625	03/01/25	970,795
318,000	5.875	06/30/26	346,620
220,000	5.000	03/15/27	229,378
Sunoco Logistics Partners Operations LP
500,000	4.000	10/01/27	480,241
50,000	5.350	05/15/45	46,763
200,000	5.400	10/01/47	192,416

			6,200,360

Energy Equipment & Services – 0.5%
Halliburton Co.
125,000	3.500	08/01/23	126,646
350,000	3.800	11/15/25	353,199
150,000	4.850	11/15/35	152,210
40,000	6.700	09/15/38	48,874
150,000	4.750	08/01/43	150,437
140,000	5.000	11/15/45	144,535
National Oilwell Varco, Inc.
400,000	2.600	12/01/22	387,239

			1,363,140

Entertainment – 0.3%
Viacom, Inc.
120,000	4.250	09/01/23	122,556
190,000	6.875	04/30/36	216,486
216,000	4.375	03/15/43	185,373
Walt Disney Co. (The)
239,000	3.000	02/13/26	236,096

			760,511

Equity Real Estate Investment – 0.4%
American Tower Corp.
50,000	4.000	06/01/25	50,468
190,000	3.375	10/15/26	181,828
Crown Castle International Corp.
250,000	4.875	04/15/22	259,314
190,000	5.250	01/15/23	200,828
60,000	3.150	07/15/23	58,789
210,000	4.450	02/15/26	214,319
130,000	3.650	09/01/27	124,790

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Equity Real Estate Investment – (continued)
Welltower, Inc.
$60,000	4.000%	06/01/25	$60,546

			1,150,882

Financial Company – 0.1%
International Lease Finance Corp.
375,000	5.875	08/15/22	399,141

Food & Staples Retailing – 1.9%
Costco Wholesale Corp.
734,000	2.300	05/18/22	723,622
400,000	3.000	05/18/27	389,979
Sysco Corp.
200,000	3.300	07/15/26	193,669
60,000	3.250	07/15/27	57,709
Walgreens Boots Alliance, Inc.
550,000	3.300	11/18/21	552,631
350,000	3.450	06/01/26	335,296
Walmart, Inc.
30,000	1.750	10/09/19	29,829
80,000	1.900	12/15/20	78,951
100,000	2.350	12/15/22	98,595
200,000	2.550	04/11/23	197,889
500,000	3.400	06/26/23	509,767
500,000	2.650	12/15/24	490,664
500,000	3.700	06/26/28	513,020
360,000	5.250	09/01/35	419,942
50,000	3.950	06/28/38	50,171
100,000	3.625	12/15/47	94,203
650,000	4.050	06/29/48	657,324

			5,393,261

Food and Beverage – 0.3%
Kraft Heinz Foods Co.
550,000	4.000	06/15/23	556,803
325,000	3.000	06/01/26	299,962

			856,765

Food Products – 0.5%
Tyson Foods, Inc.
50,000	3.950	08/15/24	50,258
870,000	4.000	03/01/26	869,075
140,000	4.550	06/02/47	125,091
300,000	5.100	09/28/48	291,114

			1,335,538

Health Care Equipment & Supplies – 1.2%
Abbott Laboratories
400,000	2.900	11/30/21	399,743
34,000	3.400	11/30/23	34,375
60,000	2.950	03/15/25	58,825
84,000	3.750	11/30/26	85,349
500,000	4.750	11/30/36	538,607
Becton Dickinson and Co.
300,000	3.700	06/06/27	292,345
400,000	4.669	06/06/47	398,716

Corporate Obligations – (continued)
Health Care Equipment & Supplies – (continued)
Boston Scientific Corp.
$50,000	6.000%	01/15/20	$51,290
Stryker Corp.
380,000	3.500	03/15/26	376,808
Zimmer Biomet Holdings, Inc.
800,000	2.700	04/01/20	795,352
320,000	3.550	04/01/25	310,213

			3,341,623

Health Care Providers & Services – 4.3%
Aetna, Inc.
350,000	2.800	06/15/23	341,228
140,000	6.625	06/15/36	163,126
Anthem, Inc.
60,000	2.500	11/21/20	59,439
470,000	3.650	12/01/27	463,872
90,000	4.625	05/15/42	90,349
50,000	4.650	01/15/43	50,487
75,000	4.650	08/15/44	74,809
120,000	4.375	12/01/47	114,804
Cardinal Health, Inc.
300,000	2.616	06/15/22	291,674
210,000	3.079	06/15/24	201,120
Cigna Corp.
250,000	4.125 (a)	11/15/25	254,240
Cigna Holding Co.
238,000	3.250	04/15/25	231,751
560,000	3.875	10/15/47	477,575
CVS Health Corp.
500,000	2.125	06/01/21	487,893
548,000	2.750	12/01/22	534,283
680,000	3.700	03/09/23	683,938
579,000	4.100	03/25/25	585,687
100,000	3.875	07/20/25	99,947
877,000	4.300	03/25/28	879,179
195,000	5.300	12/05/43	198,487
578,000	5.125	07/20/45	575,160
840,000	5.050	03/25/48	833,952
Express Scripts Holding Co.
330,000	4.750	11/15/21	342,297
160,000	3.900	02/15/22	163,358
60,000	3.000	07/15/23	58,880
50,000	3.500	06/15/24	49,822
195,000	4.500	02/25/26	199,494
310,000	3.400	03/01/27	295,210
100,000	4.800	07/15/46	98,212
UnitedHealth Group, Inc.
610,000	2.700	07/15/20	610,247
400,000	2.875	03/15/22	400,653
410,000	2.875	03/15/23	407,236
420,000	3.750	07/15/25	431,407
330,000	3.100	03/15/26	324,739
380,000	3.450	01/15/27	379,905
120,000	4.625	07/15/35	130,640
100,000	4.250	03/15/43	102,140
300,000	4.750	07/15/45	328,814

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Health Care Providers & Services – (continued)
UnitedHealth Group, Inc. – (continued)
$180,000	4.200%		01/15/47	$183,050
130,000	3.750		10/15/47	121,765

				12,320,869

Healthcare – 0.8%
Cigna Corp.
200,000	4.375	(a)	10/15/28	203,268
400,000	4.900	(a)	12/15/48	398,093
HCA, Inc.
1,000,000	5.875		03/15/22	1,065,000
120,000	4.750		05/01/23	124,500
190,000	5.000		03/15/24	198,787
140,000	5.250		06/15/26	148,050
145,000	5.500		06/15/47	151,344

				2,289,042

Hotels, Restaurants & Leisure – 0.4%
McDonald’s Corp., MTN
660,000	4.700		12/09/35	681,741
370,000	4.450		09/01/48	361,136

				1,042,877

Household Products – 0.2%
Procter & Gamble Co. (The)
550,000	3.100		08/15/23	557,451

Industrial Conglomerates – 0.2%
3M Co., MTN
470,000	4.000		09/14/48	469,574
Honeywell International, Inc.
245,000	2.500		11/01/26	234,131

				703,705

Insurance – 0.9%
Berkshire Hathaway Finance Corp.
10,000	5.750		01/15/40	12,183
230,000	4.200		08/15/48	231,774
Chubb INA Holdings, Inc.
400,000	3.150		03/15/25	397,200
400,000	3.350		05/03/26	398,566
250,000	4.350		11/03/45	264,018
MetLife, Inc.
240,000	6.375		06/15/34	299,305
170,000	5.700		06/15/35	199,354
160,000	4.125		08/13/42	155,840
129,000	4.875		11/13/43	139,344
120,000	4.050		03/01/45	114,839
100,000	4.600		05/13/46	104,287
Prudential Financial, Inc., MTN
150,000	5.700		12/14/36	172,911

				2,489,621

Interactive Media & Services – 0.1%
Alphabet, Inc.
390,000	1.998		08/15/26	360,716

Corporate Obligations – (continued)
Internet & Direct Marketing Retail – 1.3%
Amazon.com, Inc.
$460,000	2.400%		02/22/23	$452,027
370,000	2.800		08/22/24	366,193
560,000	3.800		12/05/24	583,175
580,000	3.150		08/22/27	571,221
170,000	4.800		12/05/34	189,222
200,000	3.875		08/22/37	199,750
500,000	4.950		12/05/44	568,255
125,000	4.050		08/22/47	124,910
eBay, Inc.
150,000	2.875		08/01/21	149,003
250,000	2.600		07/15/22	244,323
250,000	2.750		01/30/23	243,440

				3,691,519

IT Services – 0.8%
Fidelity National Information Services, Inc.
100,000	5.000		10/15/25	105,437
101,000	3.000		08/15/26	94,385
International Business Machines Corp.
150,000	1.875		08/01/22	144,261
350,000	3.375		08/01/23	352,682
120,000	3.625		02/12/24	122,556
320,000	4.000		06/20/42	303,958
Visa, Inc.
380,000	3.150		12/14/25	381,748
400,000	2.750		09/15/27	386,033
270,000	4.150		12/14/35	283,097
180,000	4.300		12/14/45	189,816
30,000	3.650		09/15/47	28,645

				2,392,618

Life Sciences Tools & Services – 0.4%
Thermo Fisher Scientific, Inc.
50,000	3.600		08/15/21	50,487
790,000	3.300		02/15/22	792,675
20,000	3.150		01/15/23	19,874
50,000	3.000		04/15/23	49,381
50,000	4.150		02/01/24	51,626
314,000	2.950		09/19/26	296,908

				1,260,951

Machinery – 0.5%
Caterpillar, Inc.
30,000	3.900		05/27/21	30,775
130,000	3.400		05/15/24	132,331
80,000	5.200		05/27/41	90,129
130,000	3.803		08/15/42	124,787
Deere & Co.
480,000	2.600		06/08/22	476,339
Wabtec Corp.
500,000	4.700		09/15/28	494,113

				1,348,474

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Media – 0.2%
Warner Media LLC
$215,000	3.600%	07/15/25	$211,939
370,000	3.800	02/15/27	360,658
50,000	4.850	07/15/45	47,852

			620,449

Multiline Retail – 0.3%
Target Corp.
620,000	3.500	07/01/24	635,631
200,000	4.000	07/01/42	194,392
140,000	3.625	04/15/46	126,216

			956,239

Multi-Utilities – 0.2%
NiSource, Inc.
225,000	4.375	05/15/47	218,099
Sempra Energy
250,000	3.400	02/01/28	235,501

			453,600

Oil, Gas & Consumable Fuels – 5.1%
Anadarko Petroleum Corp.
225,000	6.450	09/15/36	253,094
130,000	6.200	03/15/40	142,861
70,000	6.600	03/15/46	83,342
Apache Corp.
570,000	4.375	10/15/28	561,315
180,000	6.000	01/15/37	188,033
200,000	4.750	04/15/43	182,906
Chevron Corp.
646,000	2.566	05/16/23	637,414
30,000	2.895	03/03/24	29,933
180,000	2.954	05/16/26	176,754
Concho Resources, Inc.
230,000	4.875	10/01/47	234,025
ConocoPhillips
150,000	6.500	02/01/39	196,153
Continental Resources, Inc.
800,000	5.000	09/15/22	807,200
160,000	4.500	04/15/23	163,580
120,000	3.800	06/01/24	118,950
Devon Energy Corp.
50,000	5.600	07/15/41	54,144
120,000	4.750	05/15/42	117,396
Energy Transfer Operating LP
20,000	4.650	06/01/21	20,583
100,000	3.600	02/01/23	99,782
400,000	4.750	01/15/26	407,032
400,000	5.250	04/15/29	418,331
20,000	5.150	03/15/45	18,530
30,000	6.125	12/15/45	31,197
10,000	5.300	04/15/47	9,470
350,000	6.000	06/15/48	362,245
Exxon Mobil Corp.
535,000	2.222	03/01/21	530,224
150,000	3.043	03/01/26	149,023

Corporate Obligations – (continued)
Oil, Gas & Consumable Fuels – (continued)
Exxon Mobil Corp. – (continued)
$60,000	3.567%	03/06/45	$57,611
370,000	4.114	03/01/46	383,051
Hess Corp.
350,000	4.300	04/01/27	338,927
40,000	6.000	01/15/40	40,318
200,000	5.600	02/15/41	194,995
Kinder Morgan, Inc.
320,000	5.550	06/01/45	336,894
235,000	5.050	02/15/46	232,631
Kinder Morgan, Inc./de
180,000	3.150	01/15/23	178,161
Kinder Morgan, Inc./de, GMTN
440,000	7.750	01/15/32	553,490
Marathon Oil Corp.
250,000	2.800	11/01/22	244,836
270,000	6.600	10/01/37	311,306
Marathon Petroleum Corp.
225,000	5.125	03/01/21	234,074
120,000	6.500	03/01/41	140,476
MPLX LP
1,000,000	4.500	07/15/23	1,035,190
50,000	4.875	06/01/25	52,112
145,000	4.500	04/15/38	133,962
250,000	5.200	03/01/47	245,012
Occidental Petroleum Corp.
470,000	3.400	04/15/26	472,166
285,000	4.625	06/15/45	300,711
130,000	4.400	04/15/46	132,684
92,000	4.100	02/15/47	89,913
60,000	4.200	03/15/48	60,309
Phillips 66
210,000	3.900	03/15/28	209,739
140,000	4.650	11/15/34	144,676
100,000	5.875	05/01/42	115,664
110,000	4.875	11/15/44	114,328
Valero Energy Corp.
150,000	3.400	09/15/26	143,477
Williams Cos., Inc. (The)
350,000	4.300	03/04/24	358,802
1,000,000	4.550	06/24/24	1,035,495
430,000	3.900	01/15/25	432,364
50,000	3.750	06/15/27	48,518
240,000	6.300	04/15/40	271,607

			14,637,016

Pharmaceuticals – 1.6%
Eli Lilly & Co.
380,000	3.950	05/15/47	377,475
200,000	4.150	03/15/59	195,834
Johnson & Johnson
50,000	2.250	03/03/22	49,351
350,000	2.625	01/15/25	343,619
60,000	2.450	03/01/26	57,310
700,000	3.550	03/01/36	677,120
420,000	3.625	03/03/37	409,857

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Johnson & Johnson – (continued)
$60,000	3.400%	01/15/38	$57,104
70,000	3.700	03/01/46	67,860
Merck & Co., Inc.
40,000	2.350	02/10/22	39,582
150,000	2.750	02/10/25	147,142
50,000	4.150	05/18/43	51,277
260,000	3.700	02/10/45	248,725
Mylan NV
180,000	3.950	06/15/26	168,821
170,000	5.250	06/15/46	146,883
Pfizer, Inc.
40,000	2.200	12/15/21	39,532
125,000	2.750	06/03/26	120,783
50,000	3.000	12/15/26	49,124
290,000	7.200	03/15/39	410,298
280,000	4.400	05/15/44	296,092
130,000	4.125	12/15/46	132,391
Shire Acquisitions Investments Ireland DAC
50,000	2.400	09/23/21	48,862
Zoetis, Inc.
270,000	3.000	09/12/27	252,965
100,000	4.700	02/01/43	102,180

			4,490,187

REITs and Real Estate – 0.4%
Boston Properties LP
370,000	3.850	02/01/23	375,713
60,000	2.750	10/01/26	55,488
Simon Property Group LP
500,000	4.375	03/01/21	512,190
150,000	3.375	10/01/24	150,461

			1,093,852

Road & Rail – 0.6%
CSX Corp.
550,000	3.250	06/01/27	531,915
30,000	3.800	03/01/28	29,832
190,000	3.800	11/01/46	171,036
Union Pacific Corp.
590,000	4.163	07/15/22	612,007
200,000	4.500	09/10/48	201,319
300,000	4.300	03/01/49	294,080

			1,840,189

Semiconductors & Semiconductor – 1.2%
Applied Materials, Inc.
110,000	3.300	04/01/27	108,719
260,000	4.350	04/01/47	260,867
Intel Corp.
240,000	2.450	07/29/20	239,298
500,000	2.875	05/11/24	495,728
503,000	3.700	07/29/25	517,039
400,000	2.600	05/19/26	383,742
720,000	3.150	05/11/27	715,028
145,000	4.100	05/11/47	146,455
95,000	3.734	12/08/47	91,027

Corporate Obligations – (continued)
Semiconductors & Semiconductor – (continued)
QUALCOMM, Inc.
$320,000	4.800%	05/20/45	$306,664
320,000	4.300	05/20/47	288,573

			3,553,140

Software – 3.7%
Microsoft Corp.
140,000	1.850	02/06/20	138,958
570,000	1.850	02/12/20	565,996
40,000	1.550	08/08/21	38,966
60,000	2.400	02/06/22	59,519
730,000	2.375	02/12/22	723,702
400,000	2.000	08/08/23	387,325
110,000	2.875	02/06/24	109,971
125,000	2.700	02/12/25	123,014
60,000	2.400	08/08/26	56,915
475,000	3.500	02/12/35	463,446
450,000	3.450	08/08/36	434,554
20,000	4.100	02/06/37	20,972
95,000	5.200	06/01/39	111,809
200,000	4.500	10/01/40	217,870
280,000	3.500	11/15/42	264,811
140,000	3.750	02/12/45	136,733
219,000	4.450	11/03/45	238,432
500,000	3.700	08/08/46	485,058
430,000	4.250	02/06/47	454,330
80,000	4.000	02/12/55	78,842
50,000	4.750	11/03/55	56,177
420,000	3.950	08/08/56	412,389
150,000	4.500	02/06/57	162,054
Oracle Corp.
356,000	2.800	07/08/21	355,848
300,000	1.900	09/15/21	293,102
150,000	2.500	05/15/22	148,253
30,000	2.625	02/15/23	29,618
150,000	2.400	09/15/23	146,003
40,000	2.950	11/15/24	39,536
260,000	2.950	05/15/25	255,448
850,000	2.650	07/15/26	808,421
80,000	3.250	11/15/27	78,796
200,000	3.900	05/15/35	196,353
420,000	3.850	07/15/36	407,833
245,000	3.800	11/15/37	235,634
40,000	6.500	04/15/38	51,178
60,000	6.125	07/08/39	74,518
220,000	5.375	07/15/40	252,013
300,000	4.125	05/15/45	292,969
440,000	4.000	07/15/46	422,685
170,000	4.000	11/15/47	163,140
200,000	4.375	05/15/55	198,935
VMware, Inc.
300,000	2.950	08/21/22	294,675

			10,486,801

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Specialty Retail – 1.0%
Home Depot, Inc. (The)
$100,000	4.400%		04/01/21	$102,899
70,000	2.625		06/01/22	69,774
150,000	2.700		04/01/23	149,238
80,000	3.350		09/15/25	81,204
105,000	3.000		04/01/26	102,875
60,000	2.125		09/15/26	55,240
60,000	2.800		09/14/27	57,765
430,000	5.875		12/16/36	523,532
320,000	4.400		03/15/45	333,270
200,000	4.250		04/01/46	204,542
290,000	3.900		06/15/47	281,135
130,000	3.500		09/15/56	114,306
Lowe’s Cos., Inc.
310,000	2.500		04/15/26	283,506
30,000	3.100		05/03/27	28,262
100,000	3.700		04/15/46	84,632
504,000	4.050		05/03/47	450,997

				2,923,177

Technology – 1.2%
Broadcom Corp. / Broadcom Cayman Finance Ltd.
50,000	3.000		01/15/22	49,045
30,000	2.650		01/15/23	28,496
100,000	3.625		01/15/24	97,003
300,000	3.125		01/15/25	277,562
590,000	3.875		01/15/27	543,040
160,000	3.500		01/15/28	142,274
Dell International LLC / EMC Corp.
1,280,000	4.420	(a)	06/15/21	1,301,794
175,000	5.450	(a)	06/15/23	183,674
280,000	6.020	(a)	06/15/26	295,542
40,000	8.100	(a)	07/15/36	45,835
160,000	8.350	(a)	07/15/46	187,520
Seagate HDD Cayman
220,000	4.750		06/01/23	220,412

				3,372,197

Technology Hardware, Storage & Peripherals – 2.3%
Apple, Inc.
1,177,000	2.250		02/23/21	1,167,948
100,000	2.850		05/06/21	100,337
139,000	1.550		08/04/21	135,129
30,000	3.000		02/09/24	30,097
930,000	3.450		05/06/24	949,238
350,000	2.450		08/04/26	331,680
110,000	3.000		06/20/27	106,937
240,000	2.900		09/12/27	231,890
230,000	4.500		02/23/36	248,148
157,000	3.850		05/04/43	151,507
200,000	3.450		02/09/45	181,019
380,000	4.375		05/13/45	393,913
400,000	4.650		02/23/46	430,623
1,075,000	3.850		08/04/46	1,034,081
160,000	4.250		02/09/47	163,851
50,000	3.750		11/13/47	47,270

Corporate Obligations – (continued)
Technology Hardware, Storage & Peripherals – (continued)
Hewlett Packard Enterprise Co.
$500,000	4.900%		10/15/25	$520,188
210,000	6.350		10/15/45	212,711

				6,436,567

Tobacco – 1.6%
Altria Group, Inc.
1,000,000	2.850		08/09/22	983,645
890,000	4.400		02/14/26	894,262
440,000	5.800		02/14/39	437,488
490,000	5.950		02/14/49	487,337
Philip Morris International, Inc.
320,000	4.500		03/26/20	325,431
112,000	1.875		02/25/21	109,479
50,000	3.250		11/10/24	49,709
670,000	3.375		08/11/25	666,818
20,000	2.750		02/25/26	18,799
140,000	6.375		05/16/38	165,049
100,000	4.375		11/15/41	94,739
30,000	3.875		08/21/42	26,202
205,000	4.125		03/04/43	184,571
50,000	4.250		11/10/44	45,793

				4,489,322

Transportation – 0.2%
Burlington Northern Santa Fe LLC
240,000	4.450		03/15/43	250,911
130,000	4.900		04/01/44	143,396
150,000	4.550		09/01/44	158,429
100,000	3.900		08/01/46	96,416

				649,152

Wireless – 0.2%
Cc Holdings GS V LLC / Crown Castle GS III Corp.
500,000	3.849		04/15/23	504,442

TOTAL CORPORATE OBLIGATIONS
(Cost $216,240,724)				215,850,560

Foreign Corporate Debt – 22.9%
Banks – 9.5%
Australia & New Zealand Banking Group Ltd. (Australia)
$360,000	2.550%		11/23/21	$354,145
Australia & New Zealand Banking Group Ltd., MTN (Australia)
250,000	2.700		11/16/20	248,973
640,000	2.300		06/01/21	628,735
Bank of Montreal, Series D (Canada)
1,000,000	3.100		04/13/21	1,002,923
Bank of Montreal, MTN (Canada)
120,000	1.900		08/27/21	117,251
200,000	2.550		11/06/22	196,213
Bank of Nova Scotia (The) (Canada)
300,000	2.500		01/08/21	297,517
Barclays Bank PLC (United Kingdom)
500,000	5.125		01/08/20	508,888

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Barclays PLC (United Kingdom)
$200,000	3.684%	01/10/23	$197,100
400,000	4.375	01/12/26	398,076
400,000	4.950	01/10/47	381,997
BNP Paribas SA (France)
1,130,000	5.000	01/15/21	1,169,422
BNP Paribas SA, MTN (France)
50,000	3.250	03/03/23	49,937
Cooperatieve Rabobank UA (Netherlands)
100,000	3.875	02/08/22	102,396
370,000	3.950	11/09/22	373,162
800,000	4.625	12/01/23	826,109
380,000	5.250	05/24/41	436,401
370,000	5.750	12/01/43	424,118
Credit Suisse AG (Switzerland)
320,000	3.000	10/29/21	319,544
Credit Suisse AG, MTN (Switzerland)
960,000	3.625	09/09/24	959,393
Credit Suisse Group Funding Guernsey Ltd. (Switzerland)
300,000	3.800	09/15/22	301,987
250,000	4.875	05/15/45	258,098
Deutsche Bank AG (Germany)
320,000	2.700	07/13/20	313,622
430,000	3.150	01/22/21	421,794
230,000	3.300	11/16/22	217,314
200,000	3.950	02/27/23	192,127
130,000	3.700	05/30/24	121,809
HSBC Holdings PLC (United Kingdom)
200,000	2.950	05/25/21	199,001
700,000	2.650	01/05/22	688,537
300,000	4.250	03/14/24	303,876
400,000	4.250	08/18/25	403,054
350,000	4.300	03/08/26	355,585
270,000	3.900	05/25/26	268,034
200,000	4.375	11/23/26	201,405
250,000	6.500	05/02/36	296,390
100,000	6.500	09/15/37	119,827
110,000	6.800	06/01/38	136,481
280,000	5.250	03/14/44	295,743
ING Groep NV (Netherlands)
200,000	3.950	03/29/27	194,781
Lloyds Bank PLC (United Kingdom)
500,000	2.700	08/17/20	497,682
Lloyds Banking Group PLC (United Kingdom)
250,000	3.000	01/11/22	246,639
200,000	4.500	11/04/24	197,297
200,000	5.300	12/01/45	198,030
200,000	4.344	01/09/48	170,602
Mitsubishi UFJ Financial Group, Inc. (Japan)
350,000	2.950	03/01/21	348,972
1,070,000	2.665	07/25/22	1,048,405
200,000	3.850	03/01/26	202,247
230,000	3.677	02/22/27	230,482
500,000	3.961	03/02/28	510,432

Foreign Corporate Debt – (continued)
Banks – (continued)
Mizuho Financial Group, Inc. (Japan)
690,000	2.601	09/11/22	671,000
200,000	2.839	09/13/26	188,950
National Australia Bank Ltd. (Australia)
550,000	2.500	07/12/26	507,611
National Australia Bank Ltd., GMTN (Australia)
550,000	2.500	05/22/22	538,913
Royal Bank of Canada, GMTN (Canada)
450,000	2.150	03/06/20	447,349
100,000	2.500	01/19/21	99,177
Royal Bank of Canada, MTN (Canada)
1,100,000	2.350	10/30/20	1,089,602
Royal Bank of Scotland Group PLC (United Kingdom)
500,000	6.000	12/19/23	524,632
350,000	4.800	04/05/26	354,045
Sumitomo Mitsui Banking Corp. (Japan)
290,000	2.450	01/16/20	289,026
Sumitomo Mitsui Financial Group, Inc. (Japan)
460,000	2.934	03/09/21	457,692
340,000	2.784	07/12/22	334,375
150,000	2.778	10/18/22	147,453
400,000	3.784	03/09/26	402,886
50,000	2.632	07/14/26	46,874
610,000	3.010	10/19/26	585,923
150,000	3.364	07/12/27	146,546
Westpac Banking Corp. (Australia)
152,000	2.150	03/06/20	150,896
1,095,000	2.300	05/26/20	1,086,090
150,000	2.600	11/23/20	149,053
200,000	2.100	05/13/21	195,964
650,000	3.650	05/15/23	658,218
120,000	2.700	08/19/26	112,267

			27,117,095

Capital Goods – 0.1%
ABB Finance USA, Inc. (Switzerland)
80,000	2.875	05/08/22	79,894
110,000	4.375	05/08/42	114,963

			194,857

Communications – 0.0%
Telefonica Europe BV (Spain)
40,000	8.250	09/15/30	51,782

Consumer Noncyclical – 0.9%
BAT Capital Corp. (United Kingdom)
400,000	2.764	08/15/22	389,140
300,000	3.222	08/15/24	286,856
560,000	3.557	08/15/27	514,448
380,000	4.390	08/15/37	319,054
350,000	4.540	08/15/47	283,135
GlaxoSmithKline Capital, Inc. (United Kingdom)
172,000	6.375	05/15/38	219,120
Novartis Capital Corp. (Switzerland)
75,000	2.400	05/17/22	74,055
300,000	3.000	11/20/25	298,658
220,000	4.400	05/06/44	236,348

			2,620,814

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Consumer Products – 0.5%
Unilever Capital Corp. (United Kingdom)
$1,350,000	4.250%		02/10/21	$1,387,901

Diversified Telecommunication – 0.1%
Orange SA (France)
30,000	9.000		03/01/31	42,242
50,000	5.375		01/13/42	54,113
140,000	5.500		02/06/44	153,682

				250,037

Electric – 0.2%
Emera US Finance LP (Canada)
50,000	2.700		06/15/21	49,169
260,000	3.550		06/15/26	249,381
240,000	4.750		06/15/46	236,403

				534,953

Energy – 2.3%
BP Capital Markets PLC (United Kingdom)
2,240,000	3.561		11/01/21	2,275,658
20,000	2.500		11/06/22	19,649
500,000	3.224		04/14/24	501,399
20,000	3.535		11/04/24	20,361
200,000	3.279		09/19/27	196,812
Shell International Finance BV (Netherlands)
250,000	4.375		03/25/20	254,341
500,000	2.125		05/11/20	496,612
400,000	2.250		11/10/20	396,933
425,000	1.750		09/12/21	414,171
180,000	3.250		05/11/25	180,432
60,000	2.875		05/10/26	58,442
310,000	6.375		12/15/38	405,702
430,000	5.500		03/25/40	512,032
100,000	4.550		08/12/43	106,995
240,000	4.375		05/11/45	252,737
160,000	4.000		05/10/46	159,093
Total Capital Canada Ltd. (France)
25,000	2.750		07/15/23	24,719
Total Capital International SA (France)
250,000	3.700		01/15/24	255,963
125,000	3.750		04/10/24	129,063

				6,661,114

Financial Company – 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
350,000	5.000		10/01/21	358,750
150,000	3.650		07/21/27	135,656

				494,406

Food and Beverage – 2.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
370,000	4.700	(a)	02/01/36	358,269
1,115,000	4.900	(a)	02/01/46	1,066,909
Anheuser-Busch InBev Finance, Inc. (Belgium)
850,000	3.300		02/01/23	853,274
260,000	4.625		02/01/44	239,270

Foreign Corporate Debt – (continued)
Food and Beverage – (continued)
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
1,000,000	3.750		01/15/22	1,021,008
150,000	4.000		04/13/28	149,244
500,000	4.750		01/23/29	522,605
100,000	4.375		04/15/38	92,601
210,000	8.200		01/15/39	282,361
300,000	5.450		01/23/39	315,736
212,000	3.750		07/15/42	176,498
250,000	4.600		04/15/48	231,164
140,000	4.439		10/06/48	126,945
500,000	5.550		01/23/49	526,430
110,000	4.750		04/15/58	100,742
300,000	5.800		01/23/59	321,143
Diageo Investment Corp. (United Kingdom)
50,000	2.875		05/11/22	49,858

				6,434,057

Hotels, Restaurants & Leisure – 0.4%
Sands China Ltd. (Macau)
920,000	4.600		08/08/23	930,925
330,000	5.400		08/08/28	336,188

				1,267,113

Insurance – 0.1%
AXA SA (France)
220,000	8.600		12/15/30	283,830

Internet & Direct Marketing Retail – 0.6%
Alibaba Group Holding Ltd. (China)
1,470,000	3.125		11/28/21	1,465,450
236,000	4.200		12/06/47	222,480

				1,687,930

Metals & Mining – 0.5%
BHP Billiton Finance USA Ltd. (Australia)
390,000	5.000		09/30/43	446,045
Rio Tinto Finance USA Ltd. (Australia)
140,000	5.200		11/02/40	161,100
Rio Tinto Finance USA PLC (Australia)
80,000	4.125		08/21/42	80,423
Southern Copper Corp. (Peru)
230,000	7.500		07/27/35	283,691
130,000	6.750		04/16/40	150,870
60,000	5.250		11/08/42	59,680
140,000	5.875		04/23/45	149,632
Vale Overseas Ltd. (Brazil)
80,000	8.250		01/17/34	97,600

				1,429,041

Mining – 0.5%
BHP Billiton Finance USA Ltd. (Australia)
150,000	4.125		02/24/42	151,688
Vale Overseas Ltd. (Brazil)
503,000	4.375		01/11/22	504,886
480,000	6.250		08/10/26	510,600
154,000	6.875		11/21/36	168,438

				1,335,612

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Oil & Gas – 0.1%
CNOOC Finance 2013 Ltd. (China)
$200,000	3.000%	05/09/23	$196,750

Oil Company-Exploration & Production – 0.1%
Nexen, Inc. (China)
250,000	6.400	05/15/37	310,736

Oil, Gas & Consumable Fuels – 1.4%
Canadian Natural Resources Ltd. (Canada)
250,000	2.950	01/15/23	244,588
210,000	3.850	06/01/27	205,683
100,000	6.250	03/15/38	114,973
Canadian Natural Resources Ltd., GMTN (Canada)
150,000	4.950	06/01/47	155,360
Cenovus Energy, Inc. (Canada)
325,000	5.400	06/15/47	308,750
Ecopetrol SA (Colombia)
520,000	5.875	09/18/23	558,350
105,000	5.375	06/26/26	110,578
20,000	7.375	09/18/43	23,450
340,000	5.875	05/28/45	343,400
Equinor ASA (Norway)
430,000	3.150	01/23/22	434,270
100,000	3.950	05/15/43	98,246
160,000	4.800	11/08/43	176,634
Suncor Energy, Inc. (Canada)
330,000	6.500	06/15/38	399,111
TransCanada PipeLines Ltd. (Canada)
390,000	4.250	05/15/28	399,850
50,000	4.625	03/01/34	51,009
250,000	6.200	10/15/37	288,191
160,000	6.100	06/01/40	184,712

			4,097,155

Pharmaceuticals – 0.9%
AstraZeneca PLC (United Kingdom)
185,000	3.375	11/16/25	182,276
90,000	3.125	06/12/27	85,373
280,000	4.000	01/17/29	283,500
330,000	6.450	09/15/37	401,878
80,000	4.375	11/16/45	77,254
160,000	4.375	08/17/48	155,600
GlaxoSmithKline Capital PLC (United Kingdom)
68,000	2.850	05/08/22	67,899
GlaxoSmithKline Capital, Inc. (United Kingdom)
608,000	2.800	03/18/23	604,117
Novartis Capital Corp. (Switzerland)
800,000	3.100	05/17/27	791,017

			2,648,914

Tobacco – 0.1%
Reynolds American, Inc. (United Kingdom)
70,000	4.450	06/12/25	70,659
110,000	5.700	08/15/35	108,964

			179,623

Foreign Corporate Debt – (continued)
Wireless Telecommunication Services – 1.2%
America Movil SAB de CV (Mexico)
1,000,000	3.125	07/16/22	994,951
Vodafone Group PLC (United Kingdom)
910,000	2.500	09/26/22	886,069
350,000	2.950	02/19/23	342,257
600,000	4.375	05/30/28	594,063
100,000	5.000	05/30/38	94,792
60,000	4.375	02/19/43	51,505
400,000	5.250	05/30/48	383,866

			3,347,503

Wirelines – 1.0%
British Telecommunications PLC (United Kingdom)
310,000	9.625	12/15/30	433,838
Deutsche Telekom International Finance BV (Germany)
318,000	8.750	06/15/30	424,863
Telefonica Emisiones SAU (Spain)
714,000	5.134	04/27/20	729,460
570,000	5.462	02/16/21	593,865
365,000	7.045	06/20/36	430,809
230,000	5.213	03/08/47	220,015

			2,832,850

TOTAL FOREIGN CORPORATE DEBT
(Cost $65,704,907)			65,364,073

Principal Amount	Interest Rate	Value

Investment Company – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$1,746,117	2.395%	$1,746,117
(Cost $1,746,117)

TOTAL INVESTMENTS – 99.0%
(Cost $283,691,748)		$282,960,750

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		2,723,583

NET ASSETS – 100.0%		$285,684,333

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
GMTN	—Global Medium Term Note
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – 52.8%
U.S. Treasury Bills
$51,000	2.376%	04/25/19	$50,814
765,000	2.386	04/25/19	762,213
147,600,000	2.391	04/25/19	147,062,182
4,040,000	2.395	04/25/19	4,025,279
102,000	2.407	04/25/19	101,628
909,000	2.413	04/25/19	905,688
1,530,000	2.414	04/25/19	1,524,425
3,030,000	2.415	04/25/19	3,018,959
1,020,000	2.416	04/25/19	1,016,283
4,361,000	2.418	04/25/19	4,345,110
1,020,000	2.420	04/25/19	1,016,283
202,000	2.421	04/25/19	201,264
1,020,000	2.423	04/25/19	1,016,283
148,697,100	2.425	04/25/19	148,155,285
2,929,000	2.438	04/25/19	2,918,327
153,000	2.442	04/25/19	152,443
1,836,000	2.444	04/25/19	1,829,310
1,122,000	2.457	04/25/19	1,117,912
510,000	2.458	04/25/19	508,142
2,295,000	2.459	04/25/19	2,286,638
510,000	2.462	04/25/19	508,142
765,000	2.463	04/25/19	762,213
510,000	2.467	04/25/19	508,142
92,549,000	2.468	04/25/19	92,211,775
408,000	2.470	04/25/19	406,513
8,415,000	2.474	04/25/19	8,384,338
1,122,000	2.477	04/25/19	1,117,912
1,020,000	2.479	04/25/19	1,016,283
816,000	2.480	04/25/19	813,027
510,000	2.482	04/25/19	508,142
1,020,000	2.484	04/25/19	1,016,283
2,550,000	2.487	04/25/19	2,540,708
765,000	2.490	04/25/19	762,213
3,570,000	2.494	04/25/19	3,556,992
5,100,000	2.503	04/25/19	5,081,417
714,000	2.510	04/25/19	711,398
765,000	2.511	04/25/19	762,213
594,000	2.419	05/30/19	590,447
1,650,000	2.424	05/30/19	1,640,131
2,640,000	2.426	05/30/19	2,624,209
66,000	2.428	05/30/19	65,605
990,000	2.434	05/30/19	984,079
132,000	2.438	05/30/19	131,210
132,000	2.440	05/30/19	131,210
1,980,000	2.448	05/30/19	1,968,157
136,291,100	2.451	05/30/19	135,475,909
1,320,000	2.452	05/30/19	1,312,105
3,894,000	2.453	05/30/19	3,870,709
2,376,000	2.457	05/30/19	2,361,789
198,000	2.465	05/30/19	196,816
1,320,000	2.472	05/30/19	1,312,105
990,000	2.475	05/30/19	984,079
2,376,000	2.476	05/30/19	2,361,789
990,000	2.498	05/30/19	984,079
1,320,000	2.501	05/30/19	1,312,105
3,300,000	2.505	05/30/19	3,280,262

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
660,000	2.515	05/30/19	656,052
1,056,000	2.516	05/30/19	1,049,684
5,940,000	2.525	05/30/19	5,904,471
155,598,000	2.526	05/30/19	154,667,330
975,000	2.541	05/30/19	969,168
369,000	2.433	06/20/19	366,279
1,025,000	2.434	06/20/19	1,017,443
1,640,000	2.440	06/20/19	1,627,908
82,000	2.442	06/20/19	81,395
29,600,000	2.447	06/20/19	29,381,759
1,189,000	2.448	06/20/19	1,180,233
465,000	2.451	06/20/19	461,572
1,230,000	2.456	06/20/19	1,220,931
31,000	2.459	06/20/19	30,771
662,000	2.460	06/20/19	657,119
1,116,000	2.463	06/20/19	1,107,772
600,000	2.465	06/20/19	595,576
620,000	2.469	06/20/19	615,429
1,116,000	2.480	06/20/19	1,107,772
79,805,000	2.492	06/20/19	79,216,596
2,040,000	2.461	07/25/19	2,020,123
459,000	2.467	07/25/19	454,528
180,812,100	2.470	07/25/19	179,050,363
2,805,000	2.471	07/25/19	2,777,670
102,000	2.473	07/25/19	101,006
1,479,000	2.480	07/25/19	1,464,589
140,721,000	2.505	07/25/19	139,349,889
309,425,000	2.489	08/22/19	305,790,803
6,808,000	2.490	08/22/19	6,728,040
324,000	2.536	01/02/20	317,233
480,000	2.539	01/02/20	469,975
108,000	2.543	01/02/20	105,744
96,000	2.545	01/02/20	93,995
252,000	2.546	01/02/20	246,737
360,000	2.564	01/02/20	352,482
33,455,000	2.609	01/02/20	32,756,308

TOTAL U.S. TREASURY BILLS
(Cost $1,558,166,901)			$1,558,263,719

U.S. Treasury Notes – 47.1%
U.S. Treasury Notes
$188,481,000	1.250%	04/30/19	$188,098,149
119,422,000	0.875	05/15/19	119,032,734
152,463,000	1.000	06/30/19	151,718,552
172,551,000	0.875	07/31/19	171,418,634
146,340,000	0.750	08/15/19	145,162,420
136,222,000	0.875	09/15/19	135,030,117
159,603,000	1.000	10/15/19	158,106,723
129,823,000	1.000	11/15/19	128,433,488
139,136,000	1.375	12/15/19	137,885,950

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$30,790,000	1.250%	01/31/20	$30,430,383
23,025,300	1.375	02/15/20	22,771,662

TOTAL U.S. TREASURY NOTES
(Cost $1,387,407,577)			$1,388,088,812

TOTAL INVESTMENTS – 99.9%
(Cost $2,945,574,478)			$2,946,352,531

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			3,306,768

NET ASSETS – 100.0%			$2,949,659,299

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities

February 28, 2019 (Unaudited)

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Assets:

Investments in unaffiliated issuers, at value (cost $49,553,000, $4,934,821, $281,945,631 and $2,945,574,478, respectively)	$49,907,230	$4,978,796	$281,214,633	$2,946,352,531

Investments in affiliated issuers, at value (cost $167,415, $0, $1,746,117 and $0, respectively)	167,415	—	1,746,117	—

Cash	49,936	18,717	54,842	121,435

Receivables:

Investments sold	4,915,703	130,794	23,910,558	20,993,036

Fund shares sold	4,868,234	—	24,235,842	—

Interest	892,813	2,240	3,018,096	3,508,799

Reimbursement from advisor	26	1,380	242	45,067

Total assets	60,801,357	5,131,927	334,180,330	2,971,020,868

Liabilities:

Payables:

Fund shares redeemed	4,882,337	—	24,210,536	21,047,518

Investments purchased	4,777,416	121,049	24,255,707	—

Management fees	12,440	—	29,754	314,051

Total liabilities	9,672,193	121,049	48,495,997	21,361,569

Net Assets:

Paid-in capital	51,457,506	5,023,686	287,879,432	2,943,911,326

Total distributable earnings (loss)	(328,342)	(12,808)	(2,195,099)	5,747,973

NET ASSETS	$51,129,164	$5,010,878	$285,684,333	$2,949,659,299
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	1,050,000	100,000	5,900,000	29,430,000

Net asset value per share:	$ 48.69	$ 50.11	$ 48.42	$ 100.23

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations

For the Six Months Ended February 28, 2019 (Unaudited)

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF(a)	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Investment income:

Interest	$1,457,669	$11,575	$5,996,539	$29,878,264

Dividends from Affiliated Underlying Funds	5,942	—	15,275	—

Total investment income	1,463,611	11,575	6,011,814	29,878,264

Expenses:

Management fees	75,002	1,251	209,977	1,763,479

Trustee fees	6,074	1,714	9,882	36,631

Total expenses	81,076	2,965	219,859	1,800,110

Less — expense reductions	(448)	—	(1,126)	(258,574)

Net expenses	80,628	2,965	218,733	1,541,536

NET INVESTMENT INCOME	1,382,983	8,610	5,793,081	28,336,728

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments	(94,579)	(1,540)	(531,465)	(51,391)

In-kind redemptions	(154,626)	(27,609)	(1,128,318)	765

Net change in unrealized gain on:

Investments	323,029	43,975	2,492,167	704,206

Net realized and unrealized gain	73,824	14,826	832,384	653,580

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,456,807	$23,436	$6,625,465	$28,990,308

(a)	For the period October 2, 2018 (commencement of operations) through February 28, 2019.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets

	Access High Yield Corporate Bond ETF			Access Inflation Protected USD Bond ETF
	For the Six Months Ended February 28, 2019 (Unaudited)	For the Period September 5, 2017* to August 31, 2018		For the Period October 2, 2018* to February 28, 2019 (Unaudited)
From operations:

Net investment income	$1,382,983	$2,177,075		$8,610

Net realized loss	(249,205)	(1,151,078)		(29,149)

Net change in unrealized gain	323,029	31,201		43,975

Net increase in net assets resulting from operations	1,456,807	1,057,198		23,436

Distributions to shareholders:

From distributable earnings	(1,492,628)	(1,965,439	)(a)	(36,244)

Total distributions to shareholders	(1,492,628)	(1,965,439)		(36,244)

From share transactions:

Proceeds from sales of shares	14,386,074	141,101,712		8,719,383

Cost of shares redeemed	(9,633,960)	(93,780,600)		(3,695,697)

Net increase in net assets resulting from share transactions	4,752,114	47,321,112		5,023,686

TOTAL INCREASE	4,716,293	46,412,871		5,010,878

Net assets:(b)

Beginning of period	$46,412,871	$—		$—

End of period	$51,129,164	$46,412,871		$5,010,878

*	Commencement of operations.
(a)	Prior fiscal year information has been revised to conform to current year presentation. Distributions to shareholders for Access High Yield Corporate Bond ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $309,834 for Access High Yield Corporate Bond ETF as of August 31, 2018.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Investment Grade Corporate Bond ETF			Access Treasury 0-1 Year ETF
	For the Six Months Ended February 28, 2019 (Unaudited)	For the Fiscal Year Ended August 31, 2018		For the Six Months Ended February 28, 2019 (Unaudited)	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$5,793,081	$5,886,424		$28,336,728	$15,332,752

Net realized loss	(1,659,783)	(2,551,726)		(50,626)	(265,146)

Net change in unrealized gain (loss)	2,492,167	(3,834,618)		704,206	(23,608)

Net increase (decrease) in net assets resulting from operations	6,625,465	(499,920)		28,990,308	15,043,998

Distributions to shareholders:

From distributable earnings	(5,765,625)	(5,390,095	)(a)	(25,676,627)	(13,376,311	)(a)

Total distributions to shareholders	(5,765,625)	(5,390,095)		(25,676,627)	(13,376,311)

From share transactions:

Proceeds from sales of shares	134,077,102	233,218,124		1,786,335,298	1,080,258,244

Cost of shares redeemed	(107,714,813)	(149,862,662)		(482,616,798)	(255,128,079)

Net increase in net assets resulting from share transactions	26,362,289	83,355,462		1,303,718,500	825,130,165

TOTAL INCREASE	27,222,129	77,465,447		1,307,032,181	826,797,852

Net assets:(b)

Beginning of period	$258,462,204	$180,996,757		$1,642,627,118	$815,829,266

End of period	$285,684,333	$258,462,204		$2,949,659,299	$1,642,627,118

(a)	Prior fiscal year information has been revised to conform to current year presentation. Distributions to shareholders for Access Investment Grade Corporate Bond ETF and Access Treasury 0-1 Year ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $770,376 and $2,610,844 for Access Investment Grade Corporate Bond ETF and Access Treasury 0-1 Year ETF respectively, as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Access High Yield Corporate Bond ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Period September 5, 2017* to August 31, 2018
Per Share Operating Performance:

Net asset value, beginning of period	$48.86		$49.92

Net investment income(a)	1.37		2.41

Net realized and unrealized loss	(0.05)		(1.21)

Total gain from investment operations	1.32		1.20

Distributions to shareholders from net investment income	(1.49)		(2.26)

Net asset value, end of period	$48.69		$48.86

Market price, end of period	$48.53		$48.82

Total Return at Net Asset Value(b)	2.79%		2.58%

Net assets, end of period (in 000’s)	$51,129		$46,413

Ratio of total expenses to average net assets	0.34	%(c)	0.34	%(c)

Ratio of net investment income to average net assets	5.80	%(c)	4.93	%(c)

Portfolio turnover rate(d)	9%		69%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Access Inflation Protected USD Bond ETF
	For the Period October 2, 2018* to February 28, 2019 (Unaudited)
Per Share Operating Performance:

Net asset value, beginning of period	$50.00

Net investment income(a)	0.07

Net realized and unrealized gain	0.37

Total gain from investment operations	0.44

Distributions to shareholders from net investment income	(0.33)

Net asset value, end of period	$50.11

Market price, end of period	$50.09

Total Return at Net Asset Value(b)	0.89%

Net assets, end of period (in 000’s)	$5,011

Ratio of total expenses to average net assets	0.12	%(c)

Ratio of net investment income to average net assets	0.35	%(c)

Portfolio turnover rate(d)	7%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate Bond ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018	For the Period June 6, 2017* to August 31, 2017
Per Share Operating Performance:

Net asset value, beginning of period	$48.31		$50.28	$49.90

Net investment income(a)	0.87		1.55	0.32

Net realized and unrealized gain (loss)	0.12		(2.09)	0.27

Total gain (loss) from investment operations	0.99		(0.54)	0.59

Distributions to shareholders from net investment income	(0.88)		(1.43)	(0.21)

Net asset value, end of period	$48.42		$48.31	$50.28

Market price, end of period	$48.43		$48.28	$50.24

Total Return at Net Asset Value(b)	2.09%		(1.04)%	1.19%

Net assets, end of period (in 000’s)	$285,684		$258,462	$180,997

Ratio of net expenses to average net assets	0.14	%(c)	0.14%	0.13	%(c)

Ratio of total expenses to average net assets	0.14	%(c)	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	3.69	%(c)	3.18%	2.65	%(c)

Portfolio turnover rate(d)	9%		22%	0	%(e)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Treasury 0-1 Year ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018	For the Period September 6, 2016* to August 31, 2017
Per Share Operating Performance:

Net asset value, beginning of period	$100.16		$100.10	$100.00

Net investment income(a)	1.09		1.48	0.82

Net realized and unrealized gain (loss)	0.01		(0.13)	(0.29)

Total gain from investment operations	1.10		1.35	0.53

Distributions to shareholders from net investment income	(1.03)		(1.29)	(0.43)

Net asset value, end of period	$100.23		$100.16	$100.10

Market price, end of period	$100.25		$100.18	$100.10

Total Return at Net Asset Value(b)	1.10%		1.37%	0.53%

Net assets, end of period (in 000’s)	$2,949,659		$1,642,627	$815,829

Ratio of net expenses to average net assets	0.12	%(c)	0.12%	0.13	%(c)

Ratio of total expenses to average net assets	0.14	%(c)	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	2.21	%(c)	1.48%	0.83	%(c)

Portfolio turnover rate(d)	—%		—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements

February 28, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Access High Yield Corporate Bond ETF (“Access High Yield Corporate Bond ETF”)	Diversified
Goldman Sachs Access Inflation Protected USD Bond ETF (“Access Inflation Protected USD Bond ETF”)*	Diversified
Goldman Sachs Access Investment Grade Corporate Bond ETF (“Access Investment Grade Corporate Bond ETF”)	Diversified
Goldman Sachs Access Treasury 0-1 Year ETF (formerly Goldman Sachs TreasuryAccess 0-1 Year ETF) (“Access Treasury 0-1 Year ETF”)	Diversified

*	Commencement of operations on October 2, 2018.

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate Bond ETF and Access Treasury 0-1 Year ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Access Inflation Protected USD Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the Funds. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as

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Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV.

On February 28, 2019 the Funds did not hold any Level 3 securities.

C.   Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2019:

ACCESS HIGH YIELD CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$47,373,715	$—

Foreign Corporate Debt	—	2,533,515	—

Investment Company	167,415	—	—

Total	$167,415	$49,907,230	$—

ACCESS INFLATION PROTECTED USD BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Inflation Indexed Bonds	$4,978,796	$—	$—

Total	$4,978,796	$—	$—

ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$215,850,560	$—

Foreign Corporate Debt	—	65,364,073	—

Investment Company	1,746,117	—	—

Total	$1,746,117	$281,214,633	$—

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS TREASURY 0-1 YEAR ETF

Investment Type	Level 1	Level 2	Level 3

Assets

US Government	$2,946,352,531	$—	$—

Total	$2,946,352,531	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the six months ended February 28, 2019, contractual and effective net unitary management fee rates with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
Access High Yield Corporate Bond ETF	0.34%	0.34%
Access Inflation Protected USD Bond ETF	0.12%	0.12%
Access Investment Grade Corporate Bond ETF	0.14%	0.14%
Access Treasury 0-1 Year ETF	0.14%	0.12%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

The Access High Yield Corporate Bond ETF and Access Investment Grade Corporate Bond ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended February 28, 2019, GSAM waived $448 and $1,126 of the Funds’ management fee for the Access High Yield Corporate Bond ETF and Access Investment Grade Corporate Bond ETF respectively.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of average daily net assets of the Access Treasury 0-1 Year ETF. This arrangement will remain in effect through at least December 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended February 28, 2019, GSAM waived $258,574 of the Access Treasury 0-1 Year ETF Fund’s management fee.

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Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the six months ended February 28, 2019:

Fund	Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2019	Shares as of February 28, 2019	Interest Income
Access High Yield Corporate Bond ETF	$885,984	$5,709,564	$(6,428,133)	$167,415	167,415	$5,942
Access Investment Grade Corporate Bond ETF	$1,618,035	$15,061,878	$(14,933,796)	$1,746,117	1,746,117	$15,275

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Access High Yield Corporate Bond ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Period September 5, 2017* through August 31, 2018

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	300,000	$14,352,709	2,850,000	$141,032,291
Shares Redeemed	(200,000)	(9,607,720)	(1,900,000)	(93,593,996)

NET INCREASE IN SHARES	100,000	$4,744,989	950,000	$47,438,295

*	Commencement of operations.

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access Inflation Protected USD Bond ETF

	For the Period October 2, 2018* through February 28, 2019 (Unaudited)

	Shares	Dollars

Fund Share Activity
Shares Sold	175,000	$8,719,145
Shares Redeemed	(75,000)	(3,695,697)

NET INCREASE IN SHARES	100,000	$5,023,448

*	Commencement of operations.

	Access Investment Grade Corporate Bond ETF

	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Shares Sold	2,800,000	$134,008,136	4,800,000	$233,147,838
Shares Redeemed	(2,250,000)	(107,714,813)	(3,050,000)	(149,799,365)

NET INCREASE IN SHARES	550,000	$26,293,323	1,750,000	$83,348,473

	Access Treasury 0-1 Year ETF

	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Shares Sold	17,850,000	$1,786,335,298	10,800,000	$1,080,258,244
Shares Redeemed	(4,820,000)	(482,616,236)	(2,550,000)	(255,127,736)

NET INCREASE IN SHARES	13,030,000	$1,303,719,062	8,250,000	$825,130,508

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the six months ended February 28, 2019, were as follows (with the exception of the Access Treasury 0-1 Year ETF, which only owns short term securities):

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$19,197,876	$4,285,601
Access Inflation Protected USD Bond ETF	4,117,378	421,766
Access Investment Grade Corporate Bond ETF	160,298,573	28,241,748
Access Treasury 0-1 Year ETF	4,591,704,262	4,558,255,126

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The proceeds from in-kind creation and redemption transactions for the six months ended February 28, 2019, were as follows:

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$—	$9,490,093
Access Inflation Protected USD Bond ETF	4,937,597	3,671,137
Access Investment Grade Corporate Bond ETF	—	105,768,339
Access Treasury 0-1 Year ETF	1,729,737,622	482,076,566

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2018, the Funds’ capital loss carryforward and certain timing differences on a tax-basis were as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Capital loss carryforwards:
Perpetual Short-Term	$(10,793)	$—	$(52,394)	$—
Timing differences (Post-October Capital Loss Deferral)	(566,160)	—	(540,079)	(250,399)

As of February 28, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Tax Cost	$49,806,088	$4,934,821	$283,707,509	$2,945,574,478
Gross unrealized gain	796,418	48,644	2,284,689	826,521
Gross unrealized loss	(527,861)	(4,669)	(3,031,448)	(48,468)
Net unrealized gains (losses) on securities	$268,557	$43,975	$(746,759)	$778,053

The difference between GAAP-basis and tax-basis unrealized gains (losses) is due to wash sales and premium amortization on debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations,

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8. OTHER RISKS (continued)

which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short- term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Index Risk — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data.

The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is new and has a limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the

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Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

8. OTHER RISKS (continued)

NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-08—Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Fund Expenses — For the Six Months Ended 2/28/2019 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2018 and held for the entire six months ended February 28, 2019, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Access High Yield Corporate Bond ETF				Access Inflation Protected USD Bond ETF*				Access Investment Grade Corporate Bond ETF				Access Treasury 0-1 Year ETF
	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid**	Beginning Account Value 10/2/18	Ending Account Value 2/28/19		Expenses Paid**	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid**	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid**
Actual based on NAV	$1,000	$1,027.90		$1.71	$1,000	$1,013.90		$0.50	$1,000	$1,020.90		$0.70	$1,000	$1,011.00		$0.60
Hypothetical 5% return	$1,000	$1,023.11	+	$1.71	$1,000	$1,020.05	+	$0.50	$1,000	$1,024.10	+	$0.70	$1,000	$1,024.20	+	$0.60

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	The Fund commenced operations on October 2, 2018. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 150/365, which represents a period of 150 days of a 365 day year (to reflect the Fund’s commencement of operation).

**	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Access High Yield Corporate Bond ETF	0.34%
Access Investment Grade Corporate Bond ETF	0.14%
Access Inflation Protected USD Bond ETF	0.12%
Access Treasury 0-1 Year ETF	0.12%

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF (Unaudited)

Background

The Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF and Goldman Sachs Access Treasury 0-1 Year ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was approved for continuation until September 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 20-21, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests, to the extent that a Fund had been existence for at least one year;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

66

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF (Unaudited) (continued)

(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Funds pay a single fee to the Investment Adviser, and the Investment Adviser pays all of the Funds’ ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing fixed income investment strategies and portfolios that invest in short term U.S. Treasury securities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the total return of each Fund to the performance of its respective index, a comparable market capitalization-weighted reference index, and a separate account composite with a comparable investment strategy. The information regarding the Goldman Sachs Access Treasury 0-1 Year ETF’s investment performance was provided for the one-year period ended December 31, 2017 and for the year-to-date periods ended January 31, 2018 and June 30, 2018. The information regarding the Goldman Sachs Access High Yield Corporate Bond ETF’s and Goldman Sachs Access Investment Grade Corporate Bond ETF’s investment performance was provided for the one-year and year-to-date periods ended January 31, 2018 and June 30, 2018 to the extent that a Fund had not been in existence for that entire period. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective index.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

67

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF (Unaudited) (continued)

Unitary Fee Structure and Profitability

The Trustees considered the contractual fee rates payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as ETFs. In addition, the Trustees considered the Investment Adviser’s undertaking to implement a fee waiver for the Goldman Sachs Access Treasury 0-1 Year ETF. The Trustees noted that license fees would be payable by the Investment Adviser to FTSE Fixed Income LLC for the use of its indices. The Trustees also considered information previously provided at the March 13-14, 2018 meeting regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fees and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations.

Economies of Scale

The Trustees noted that the Funds do not have fee breakpoints. The Trustees considered information previously provided regarding the amounts of assets in each Fund, the Funds’ recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (d) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (c) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and/or reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until September 30, 2019.

68

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Initial Approval of Management Agreement for Goldman Sachs Access Inflation Protected USD Bond ETF (Unaudited)

Background

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on October 2, 2018. At a meeting held on June 5-6, 2018 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees considered that under the Management Agreement, the Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as a passively-managed ETF that would seek to track an index developed and maintained by a third-party service provider using concepts developed with the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would be providing services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing fixed income investment strategies. The Trustees concluded although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser would be able to commit substantial financial and operational resources to the Fund.

Unitary Fee Structure and Profitability

The Trustees considered the contractual fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which include both advisory and administrative services directed to the needs and operations of the Fund as an ETF. The Trustees noted that license fees would be payable by the Investment Adviser to London Stock Exchange Group plc for the use of its index and certain trademarks. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and projected expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s management fee and projected net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

69

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Initial Approval of Management Agreement for Goldman Sachs Access Inflation Protected USD Bond ETF (Unaudited) (continued)

Economies of Scale

The Trustees noted that the Fund will not have fee breakpoints. The Trustees considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee to be paid by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs, and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved until June 6, 2020.

70

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of December 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

Effective August 7, 2018, the Goldman Sachs TreasuryAccess 0-1 Year ETF was renamed Goldman Sachs Access Treasury 0-1 Year ETF.

INDEX DISCLAIMERS

Goldman Sachs Access High Yield Corporate Bond ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Inflation Protected USD Bond ETF

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Investment Grade Corporate Bond ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income LLC, or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Treasury 0-1 Year ETF

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock

Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

A Fund may be recently or newly organized and have limited operating history.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objectives, risks, and charges and expenses, and read the summary prospectuses, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectuses, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2019 Goldman Sachs. All rights reserved. 162445-OTU-04/19-919 AIGAHYCPBNDETFSAR-19/18.3k

Goldman Sachs Funds

Semi-Annual Report	February 28, 2019

Goldman Sachs ActiveBeta® ETFs
ActiveBeta® Emerging Markets Equity ETF
ActiveBeta® Europe Equity ETF
ActiveBeta® International Equity ETF
ActiveBeta® Japan Equity ETF
ActiveBeta® U.S. Large Cap Equity ETF
ActiveBeta® U.S. Small Cap Equity ETF

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

ActiveBeta® is a registered trademark of GSAM.

Goldman Sachs ActiveBeta® ETFs

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs ActiveBeta® ETFs

Principal Investment Strategies

The investment objective of each of the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

Each Index is designed to deliver exposure to equity securities within its applicable universe of issuers. Each Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given each Fund’s investment objective of attempting to track its Index, each Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs each Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the applicable Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the applicable Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the applicable Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the applicable Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. Each Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

The ActiveBeta® Factor Subindexes are combined in equal weights to form each Index.

Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the applicable Reference Index. The rules-based process used to construct each

1

INVESTMENT PROCESS

Index incorporates the ActiveBeta® Turnover Minimization Technique, which seeks to reduce turnover within each Index.

* * *

At the end of the Reporting Period, i.e. the six months ended February 28, 2019, we continued to believe in the existence and persistence of certain equity common factors. We further believed that in capturing common factors, investment efficiency (risk-adjusted returns) can be improved by enhancing the informational efficiency and diversification of individual common factor portfolios. Additionally, we advocate the pursuit of factor diversification strategies, which combine individual common factor portfolios, as such strategies tend to dominate individual factors. A passive capture of informationally-efficient and diversified common factor strategies potentially delivers attractive after-cost information ratios.

2

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.20% based on net asset value (“NAV”) and 0.58% based on market price. The Index returned 0.09%, and the MSCI Emerging Markets Index (net, unhedged, USD) (“MSCI Emerging Markets Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 0.33% during the same period.

The Fund had an NAV of $32.98 per share on August 31, 2018 and ended the Reporting Period with an NAV of $32.62 per share. The Fund’s market price on February 28, 2019 was $32.63 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Emerging Markets Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI Emerging Markets Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Emerging Markets Index.

During the Reporting Period, the Fund posted modestly positive absolute returns but slightly underperformed the MSCI Emerging Markets Index, as measured by NAV. Amongst underlying factors, Momentum and Quality detracted from relative results, while Low Volatility and Value contributed positively during the Reporting Period. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer staples, industrials and energy sectors detracted most from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Index constituents in the utilities, consumer discretionary and materials sectors contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

From a country perspective, Index constituents in China, South Korea and Turkey detracted the most from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Conversely, Index constituents in

3

PORTFOLIO RESULTS

Brazil, Taiwan and South Africa contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, an overweight position in South Korean consumer staples firm Amorepacific and underweight positions in Brazilian energy company Petroleo Brasileiro and Brazilian financials company Brasil Bolsa Balcao detracted most (0.18%, 0.40% and 0.18% of Fund net assets as of February 28, 2019, respectively). Amorepacific posted a decline within the Index during the Reporting Period, while Petroleo Brasileiro and Brasil Bolsa Balcao each generated a gain within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, overweight positions in Brazilian consumer discretionary company Lojas Renner and Brazilian financials firm IRB Brasil Resseguros and an underweight position in Taiwanese information technology company Hon Hai Precision Industry contributed most positively (0.42%, 0.29% and 0.27% of Fund net assets as of February 28, 2019, respectively). Lojas Renner and IRB Brasil Resseguros each posted a gain within the Index during the Reporting Period, while Hon Hai Precision Industry generated a decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Index	MSCI Emerging Markets Index

Financials	24.2%	24.3%	24.6%
Information Technology	13.5	13.7	14.6
Consumer Discretionary	13.1	13.2	13.2
Communication Services	12.3	12.7	12.0
Consumer Staples	11.6	12.0	6.4
Energy	7.4	7.1	8.1
Materials	5.6	5.9	7.4
Industrials	3.8	3.4	5.4
Utilities	3.7	3.6	2.6
Health Care	2.2	2.6	2.7
Real Estate	1.4	1.5	3.0

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.7% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

4

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Country Name	Fund[2]	GS ActiveBeta® Index	MSCI Emerging Markets Index
China	29.0%	28.9%	32.1%
Korea	16.1	16.3	13.7
Taiwan	11.3	11.2	11.2
Brazil	9.1	9.2	7.6
India	8.7	8.8	8.5
South Africa	6.4	6.3	6.1
Russia	4.0	3.8	3.8
Mexico	2.7	2.7	2.7
Thailand	2.2	2.1	2.4
Indonesia	1.9	1.9	2.2
Poland	1.5	1.4	1.2
Chile	1.2	1.2	1.1
Qatar	1.0	1.0	1.0
Malaysia	0.8	2.1	2.3
United Arab Emirates	0.5	0.5	0.7
Turkey	0.5	0.5	0.7
Colombia	0.4	0.4	0.5
Egypt	0.4	0.4	0.1
Hungary	0.3	0.3	0.3
Peru	0.3	0.3	0.4
Philippines	0.3	0.3	1.1
Greece	0.2	0.2	0.2
Czech	0.2	0.2	0.2
Pakistan[3]	0.0	0.0	0.0

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.7% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

[3]	Some weights are 0.00% at February 28, 2019 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

5

FUND BASICS

ActiveBeta® Emerging Markets Equity ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019

Market Price[1]	$32.63
Net Asset Value (NAV)[1]	$32.62

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® EME Index[3]	MSCI EM Index[4]
Shares	0.20%	0.58%	0.09%	0.33%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”) is designed to deliver exposure to equity securities of emerging market issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	One Year	Since Inception	Inception Date

Shares (based on NAV)	-13.48%	7.98%	9/25/15
Shares (based on Market Price)	-14.20	7.84	9/25/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before expense limitation)
Shares	0.45%	0.51%

[6]	The expense ratios of the Fund, both current (net of any expense limitation) and before expense limitation (gross of any expense limitation) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s expense limitation will remain in effect permanently and the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees.

TOP TEN HOLDINGS AS OF 2/28/19[7]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	4.0%	Communication Services	China

Alibaba Group Holding Ltd. ADR	3.6	Consumer Discretionary	China

Samsung Electronics Co. Ltd.	3.6	Information Technology	South Korea

Taiwan Semiconductor Manufacturing Co. Ltd.	3.3	Information Technology	Taiwan

China Construction Bank Corp., Class H	1.4	Financials	China

China Mobile Ltd.	1.2	Communication Services	China

Naspers Ltd., Class N	1.1	Consumer Discretionary	South Africa

Ping An Insurance Group Co. of China Ltd., Class H	1.1	Financials	China

Industrial & Commercial Bank of China Ltd., Class H	1.0	Financials	China
LUKOIL PJSC	0.9	Energy	Russia

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

7

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Europe Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -4.35% based on net asset value (“NAV”) and -4.34% based on market price. The Index returned -4.34%, and the MSCI Europe Index (net, unhedged, USD) (“MSCI Europe Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -3.50% during the same period.

The Fund had an NAV of $30.82 per share on August 31, 2018 and ended the Reporting Period with an NAV of $29.20 per share. The Fund’s market price on February 28, 2019 was $29.12 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Europe Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI Europe Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Europe Index.

During the Reporting Period, the Fund posted negative absolute returns that underperformed the MSCI Europe Index, as measured by NAV. Amongst underlying factors, Momentum and Quality detracted from relative results during the Reporting Period, followed by Value. Low Volatility contributed positively to relative results during the Reporting Period. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, materials and health care sectors detracted most from the Index’s results relative to the MSCI Europe Index during the Reporting Period. Index constituents in the consumer staples, financials and real estate sectors contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period.

From a country perspective, Index constituents in France, the U.K. and Switzerland detracted the most from the Index’s results relative to the MSCI Europe Index during the Reporting Period. Conversely, Index constituents in Belgium, Norway and Sweden contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period.

8

PORTFOLIO RESULTS

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in U.K. postal and delivery services provider Royal Mail, France-based video game producer and distributor Ubisoft Entertainment and U.K. investment management services provider Hargreaves Lansdown detracted most (0.46%, 0.38% and 0.65% of Fund net assets as of February 28, 2019, respectively). Each of these holdings posted a decline within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in France-based supermarket and convenience store operator Casino Guichard Perrachon and U.K.-based global mining company Anglo American and an underweight position in U.K.-based tobacco company British American Tobacco contributed most positively (0.40%, 0.45% and 0.58% of Fund net assets as of February 28, 2019, respectively). Casino Guichard Perrachon and Anglo American each posted a gain within the Index during the Reporting Period, while British American Tobacco generated a decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Index	MSCI Europe Index

Financials	16.3%	16.2%	19.0%
Consumer Staples	14.6	14.9	14.0
Industrials	13.7	13.9	13.1
Health Care	13.4	13.5	12.9
Consumer Discretionary	12.1	12.4	9.4
Energy	6.8	6.6	8.2
Materials	6.8	7.1	7.7
Information Technology	5.3	5.5	5.3
Communication Services	4.8	4.8	4.8
Utilities	4.3	3.7	4.1
Real Estate	1.6	1.6	1.5

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.4% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

9

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Country Name	Fund[2]	GS ActiveBeta® Index	MSCI Europe Index

UK	25.9%	25.6%	27.1%
France	19.5	20.0	17.9
Germany	13.7	13.7	13.9
Switzerland	13.1	13.1	14.0
Netherlands	5.8	5.9	5.6
Spain	4.7	4.4	4.9
Italy	4.7	4.4	3.7
Sweden	3.6	3.7	4.3
Denmark	2.9	3.0	2.8
Finland	1.5	1.5	1.7
Norway	1.4	1.5	1.2
Belgium	1.3	1.6	1.6
Portugal	0.7	0.8	0.3
Austria	0.5	0.5	0.4
Ireland	0.4	0.4	0.9

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.4% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

10

FUND BASICS

ActiveBeta® Europe Equity ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019

Market Price[1]	$29.12
Net Asset Value (NAV)[1]	$29.20

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Europe Index[3]	MSCI Europe Index[4]
Shares	-4.35%	-4.34%	-4.34%	-3.50%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”) is designed to deliver exposure to equity securities of developed market issuers in Europe. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

11

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	-13.95%	4.93%	3/2/16
Shares (based on Market Price)	-14.23	4.88	3/2/16

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]

Expense Ratio
Shares	0.25%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/19[7]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	2.7%	Consumer Staples	Switzerland
Roche Holding AG	2.1	Health Care	Switzerland
Novartis AG	1.9	Health Care	Switzerland

HSBC Holdings PLC	1.3	Financials	United Kingdom
Royal Dutch Shell PLC, Class A	1.2	Energy	Netherlands
TOTAL SA	1.2	Energy	France
BP PLC	1.2	Energy	United Kingdom

GlaxoSmithKline PLC	1.0	Health Care	United Kingdom
SAP SE	1.0	Information Technology	Germany
Royal Dutch Shell PLC, Class B	1.0	Energy	Netherlands

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

12

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® International Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -4.23% based on net asset value (“NAV”) and -4.28% based on market price. The Index returned -4.19%, and the MSCI World ex U.S. Index (net, unhedged, USD) (“MSCI World ex U.S. Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -3.41% during the same period.

The Fund had an NAV of $29.42 per share on August 31, 2018 and ended the Reporting Period with an NAV of $27.89 per share. The Fund’s market price on February 28, 2019 was $27.90 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI World ex USA Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI World ex USA Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI World ex USA Index.

During the Reporting Period, the Fund posted negative absolute returns that underperformed the MSCI World ex USA Index, as measured by NAV. Amongst underlying factors, Quality and Momentum detracted from relative results, while Low Volatility and Value contributed positively during the Reporting Period. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, materials and health care detracted the most from the Index’s results relative to the MSCI World ex USA Index during the Reporting Period. Index constituents in the consumer staples, financials and information technology sectors contributed most positively to the Index’s results relative to the MSCI World ex USA Index during the Reporting Period.

From a country perspective, Index constituents in France, Australia and the U.K. detracted the most from the Index’s results relative to the MSCI World ex USA Index during the Reporting Period. Conversely, Index constituents in Japan,

13

PORTFOLIO RESULTS

Belgium and Sweden contributed most positively to the Index’s results relative to the MSCI World ex USA Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the MSCI World ex USA Index, overweight positions in Japanese online fashion shopping sites operator ZOZO, U.K. postal and delivery services provider Royal Mail and French digital services provider Atos detracted most (0.18%, 0.21% and 0.44% of Fund net assets as of February 28, 2019, respectively). Each of these holdings posted a decline within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, overweight positions in France-based supermarket and convenience store operator Casino Guichard Perrachon, U.K.-based global mining company Anglo American and Canada-based food distribution company Empire contributed most positively (0.24%, 0.33% and 0.40% of Fund net assets as of February 28, 2019, respectively). Each of these holdings generated a gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Index	MSCI World ex USA Index

Financials	18.4%	18.3%	21.4%
Consumer Staples	14.6	14.7	10.7
Industrials	13.1	13.3	13.9
Consumer Discretionary	12.6	13.1	10.5
Health Care	11.2	11.5	10.3
Information Technology	6.8	7.2	6.0
Materials	6.0	6.2	7.7
Energy	5.0	4.8	7.2
Communication Services	4.7	4.5	5.2
Utilities	4.0	3.5	3.6
Real Estate	3.2	3.0	3.5

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 1.9% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

14

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Country Name	Fund[2]	GS ActiveBeta® Index	MSCI World ex USA Index

Japan	21.0%	22.1%	21.9%
UK	14.3	14.1	15.5
France	11.7	11.8	10.2
Canada	9.1	9.0	9.3
Germany	7.7	7.6	7.9
Switzerland	7.5	7.5	8.0
Australia	6.1	6.0	6.3
Hong Kong	3.5	3.4	3.7
Netherlands	3.4	3.3	3.2
Italy	2.9	2.7	2.1
Spain	2.8	2.6	2.8
Sweden	2.2	2.2	2.4
Denmark	1.9	1.9	1.6
Singapore	1.5	1.5	1.2
Israel	1.0	0.9	0.5
Finland	0.8	0.9	1.0
Norway	0.7	0.8	0.7
Belgium	0.7	0.7	0.9
Portugal	0.4	0.4	0.1
Austria	0.3	0.3	0.2
New Zealand	0.3	0.3	0.2
Ireland	0.2	0.2	0.5

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 1.9% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

15

FUND BASICS

ActiveBeta® International Equity ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019

Market Price[1]	$27.90
Net Asset Value (NAV)[1]	$27.89

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Intl Equity Index[3]	MSCI World ex USA Index[4]
Shares	-4.23%	-4.28%	-4.19%	-3.41%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® International Equity Index (the “Index”) is designed to deliver exposure to equity securities of developed market issuers outside of the United States. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

16

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	One Year	Since Inception	Inception Date

Shares (based on NAV)	-12.90%	3.11%	11/6/15
Shares (based on Market Price)	-13.35	3.04	11/6/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]

Expense Ratio
Shares	0.25%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/19[7]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	1.6%	Consumer Staples	Switzerland
Roche Holding AG	1.1	Health Care	Switzerland
Novartis AG	1.0	Health Care	Switzerland
HSBC Holdings PLC	0.7	Financials	United Kingdom
Royal Bank of Canada	0.6	Financials	Canada
Royal Dutch Shell PLC, Class A	0.6	Energy	Netherlands
LVMH Moet Hennessy Louis Vuitton SE	0.6	Consumer Discretionary	France
TOTAL SA	0.6	Energy	France
BP PLC	0.6	Energy	United Kingdom
Allianz SE	0.5	Financials	Germany

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

17

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Japan Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -4.89% based on net asset value (“NAV”) and -4.38% based on market price. The Index returned -5.26%, while the MSCI Japan Index (net, unhedged, USD) (“MSCI Japan Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -6.27% during the same period.

The Fund had an NAV of $32.99 per share on August 31, 2018 and ended the Reporting Period with an NAV of $30.66 per share. The Fund’s market price on February 28, 2019 was $30.72 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Japan Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI Japan Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Japan Index.

During the Reporting Period, the Fund posted negative absolute returns but outperformed the MSCI Japan Index, as measured by NAV. Amongst underlying factors, Value and Low Volatility contributed positively to results relative to the MSCI Japan Index, while Quality and Momentum detracted from relative results during the Reporting Period. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the utilities, industrials and health care sectors contributed most positively to the Index’s results relative to the MSCI Japan Index during the Reporting Period. Conversely, Index constituents in energy and real estate were the only two sectors to detract from results relative to the MSCI Japan Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in utilities company Tokyo Electric Power, health care company Suzuken and information technology company

18

PORTFOLIO RESULTS

NEC contributed most positively (1.23%, 0.61% and 0.67% of Fund net assets as of February 28, 2019, respectively). Each of these holdings generated a gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in energy company Idemitsu Kosan and website operator CyberAgent and an underweight position in health care company Takeda Pharmaceutical detracted most (0.02%, 0.18% and 1.09% of Fund net assets as of February 28, 2019, respectively). Idemitsu Kosan and CyberAgent each posted a decline within the Index during the Reporting Period. Takeda Pharmaceutical also posted a negative return within the Index during the Reporting Period but still outperformed the Index for the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period? [1]

Sector Name	Fund[2]	GS ActiveBeta® Index	MSCI Japan Index

Industrials	18.8%	19.1%	20.9%
Consumer Discretionary	18.5	18.7	18.4
Consumer Staples	11.4	11.7	8.6
Information Technology	10.6	11.0	10.4
Health Care	10.5	10.2	9.2
Financials	10.3	10.1	11.3
Communication Services	7.7	7.0	8.4
Materials	3.9	4.0	5.6
Real Estate	3.8	3.5	4.1
Utilities	3.7	3.6	2.1
Energy	0.8	1.2	1.0

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.9% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index.

19

FUND BASICS

ActiveBeta® Japan Equity ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019

Market Price[1]	$30.72
Net Asset Value (NAV)[1]	$30.66

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Japan Index[3]	MSCI World Japan Index[4]
Shares	-4.89%	-4.38%	-5.26%	-6.27%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”) is designed to deliver exposure to equity securities of large capitalization Japan issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

20

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	One Year	Since Inception	Inception Date

Shares (based on NAV)	-10.49%	7.07%	3/2/16
Shares (based on Market Price)	-11.50	6.76	3/2/16

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]

Expense Ratio
Shares	0.25%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/19[7]

Holding	% of Net Assets	Line of Business

Toyota Motor Corp.	3.4%	Consumer Discretionary
Sony Corp.	1.6	Consumer Discretionary
Honda Motor Co. Ltd.	1.6	Consumer Discretionary
SoftBank Group Corp.	1.6	Communication Services
Mitsubishi UFJ Financial Group, Inc.	1.4	Financials
Sumitomo Mitsui Financial Group, Inc.	1.4	Financials
Nippon Telegraph & Telephone Corp.	1.3	Communication Services
Tokyo Electric Power Co. Holdings, Inc.	1.2	Utilities
Keyence Corp.	1.2	Information Technology
Mitsubishi Corp.	1.2	Industrials

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

21

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -3.57% based on net asset value (“NAV”) and -3.58% based on market price. The Index returned -3.55%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned -3.04% during the same period.

The Fund had an NAV of $58.75 on August 31, 2018 and ended the Reporting Period with an NAV of $56.10 per share. The Fund’s market price on February 28, 2019 was $56.09 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the S&P 500 Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the S&P 500 Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Fund posted negative absolute returns that modestly underperformed the S&P 500 Index, as measured by NAV. Amongst underlying factors, Value and Momentum detracted from relative returns, while Low Volatility and Quality contributed positively. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Quality refers to sustainable profitability over time.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A

Index constituents in the health care, consumer discretionary and communication services sectors detracted most from the Index’s results relative to the S&P 500 Index during the Reporting Period. Partially offsetting these detractors were Index constituents in financials, utilities and consumer staples, which contributed positively to the Index’s results relative to the S&P 500 Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A

Relative to the S&P 500 Index, overweight positions in department store retailer Macy’s and generic and specialty pharmaceuticals company Mylan and an underweight position in semiconductor company Broadcom detracted most (0.38%, 0.34% and 0.12% of Fund net assets as of

22

PORTFOLIO RESULTS

February 28, 2019, respectively). Macy’s and Mylan each generated a decline within the Index, and Broadcom posted a gain within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A

Relative to the S&P 500 Index, underweight positions in information technology giant Apple, e-commerce retailing leader Amazon.com and materials, chemicals and agricultural products developer DowDuPont contributed most positively (2.73%, 2.27% and 0.07% of Fund net assets as of February 28, 2019, respectively). Each of these holdings posted a decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Index	S&P 500 Index

Financials	18.3%	11.1%	13.3%
Consumer Staples	14.7	8.8	7.1
Industrials	13.3	8.9	9.8
Consumer Discretionary	13.1	12.9	9.9
Health Care	11.5	15.5	14.8
Information Technology	7.2	22.7	20.6
Materials	6.2	1.6	2.7
Energy	4.8	3.1	5.4
Communication Services	4.5	8.1	10.1
Utilities	3.5	4.6	3.3
Real Estate	3.0	2.7	3.0

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index.

23

FUND BASICS

ActiveBeta® U.S. Large Cap Equity ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019

Market Price[1]	$56.09
Net Asset Value (NAV)[1]	$56.10

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® LC Index[3]	S&P 500 Index[4]
Shares	-3.57%	-3.58%	-3.55%	-3.04%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”) is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

24

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	One Year	Since Inception	Inception Date

Shares (based on NAV)	-4.00%	8.48%	9/17/15
Shares (based on Market Price)	-4.03	8.50	9/17/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]

Expense Ratio
Shares	0.09%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/19[7]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	3.1%	Information Technology
Apple, Inc.	2.7	Information Technology
Amazon.com, Inc.	2.3	Consumer Discretionary
Facebook, Inc., Class A	1.3	Communication Services
Johnson & Johnson	1.3	Health Care
JPMorgan Chase & Co.	1.2	Financials
Alphabet, Inc., Class C	1.1	Communication Services
Alphabet, Inc., Class A	1.1	Communication Services
Intel Corp.	1.0	Information Technology
Exxon Mobil Corp.	1.0	Energy

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

25

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund returned -8.49% based on net asset value (“NAV”) and -8.51% based on market price. The Index returned -8.60%, and the Russell 2000® Index (Total Return, USD) (“Russell 2000® Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -8.86% during the same period.

The Fund had an NAV of $49.49 on August 31, 2018 and ended the Reporting Period with an NAV of $44.98 per share. The Fund’s market price on February 28, 2019 was $45.03 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the Russell 2000® Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the Russell 2000® Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 2000® Index.

During the Reporting Period, the Fund posted negative absolute returns but outperformed the Russell 2000® Index, as measured by NAV. Amongst underlying factors, Low Volatility and Quality contributed positively to relative returns, while Momentum and Value detracted. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A

Index constituents in the health care, energy and financials sectors contributed most positively to the Index’s results relative to the Russell 2000® Index during the Reporting Period. Partially offsetting these positive contributors were Index constituents in the industrials, information technology and consumer discretionary sectors, which detracted from the Index’s results relative to the Russell 2000® Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A

Relative to the Russell 2000® Index, overweight positions in technology-based education company K12 and genomics-based clinical diagnostic cancer test developer Genomic Health and an underweight position in oil and gas exploration and production company Oasis Petroleum

26

PORTFOLIO RESULTS

contributed most positively (0.19%, 0.28% and 0.02% of Fund net assets as of February 28, 2019, respectively). K12 and Genomic Health each posted a gain within the Index during the Reporting Period, while Oasis Petroleum generated a decline within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A

Relative to the Russell 2000® Index, underweight positions in e-commerce services provider Etsy and gene therapy products developer Spark Therapeutics and an overweight position in power components and power systems manufacturer Vicor detracted most (0.24%, 0.05% and 0.07% of Fund net assets as of August 31, 2018, respectively). Etsy and Spark Therapeutics each posted a gain within the Index during the Reporting Period, while Vicor generated a decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Index	Russell 2000® Index

Financials	21.0%	21.1%	18.1%
Industrials	14.7	14.7	14.9
Information Technology	14.7	14.9	15.3
Health Care	13.5	13.4	15.5
Consumer Discretionary	12.3	12.3	12.2
Real Estate	7.2	7.3	7.3
Utilities	3.9	3.9	3.5
Materials	3.8	3.8	3.9
Communication Services	3.3	3.3	3.2
Consumer Staples	2.8	2.8	2.7
Energy	2.6	2.6	3.6

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Russell Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 1.5% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

27

FUND BASICS

ActiveBeta® U.S. Small Cap Equity ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019

Market Price[1]	$45.03
Net Asset Value (NAV)[1]	$44.98

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® SC Index[3]	Russell 2000® Index[4]
Shares	-8.49%	-8.51%	-8.60%	-8.86%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”) is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

28

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	One Year	Since Inception	Inception Date
Shares (based on NAV)	-8.70%	-1.23%	6/28/17
Shares (based on Market Price)	-9.20	-1.25	6/28/17

[5]The	Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarterend. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]

Expense Ratio
Shares	0.20%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/19[7]

Holding	% of Net Assets	Line of Business

Primerica, Inc.	0.3%	Financials
MGIC Investment Corp.	0.3	Financials
Horizon Pharma PLC	0.3	Health Care
Amedisys, Inc.	0.3	Health Care
Ingevity Corp.	0.3	Materials
Trex Co., Inc.	0.3	Industrials
Genomic Health, Inc.	0.3	Health Care
Ciena Corp.	0.3	Information Technology
HubSpot, Inc.	0.3	Information Technology
Essent Group Ltd.	0.3	Financials

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

29

FUND BASICS

Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

30

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 94.5%
Brazil – 6.0%
1,572,373	Ambev SA (Consumer Staples)	$7,224,048
403,629	Atacadao Distribuicao Comercio e Industria Ltda (Consumer Staples)	2,100,883
357,888	B3 SA – Brasil Bolsa Balcao (Financials)	3,129,164
447,598	Banco Bradesco SA (Financials)	4,598,614
384,822	Banco do Brasil SA (Financials)	5,192,185
611,741	BB Seguridade Participacoes SA (Financials)	4,453,178
259,616	Centrais Eletricas Brasileiras SA (Utilities)*	2,559,989
377,491	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	3,960,875
283,601	Engie Brasil Energia SA (Utilities)	3,112,597
147,534	Equatorial Energia SA (Utilities)	3,230,976
370,724	Hypera SA (Health Care)	2,659,150
215,272	IRB Brasil Resseguros SA (Financials)	5,108,782
495,413	Klabin SA (Materials)	2,383,108
219,243	Localiza Rent a Car SA (Industrials)	2,019,824
632,318	Lojas Renner SA (Consumer Discretionary)	7,297,306
197,559	M Dias Branco SA (Consumer Staples)	2,474,854
81,903	Magazine Luiza SA (Consumer Discretionary)	3,788,253
279,637	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	1,876,798
280,645	Natura Cosmeticos SA (Consumer Staples)	3,620,453
875,295	Petroleo Brasileiro SA (Energy)	6,969,218
275,022	Porto Seguro SA (Financials)	4,109,655
262,001	Raia Drogasil SA (Consumer Staples)	4,569,692
379,301	Sul America SA (Financials)	3,074,662
233,078	Suzano Papel e Celulose SA (Materials)	2,962,069
885,040	Vale SA (Materials)	11,115,361
361,764	WEG SA (Industrials)	1,776,866

		105,368,560

Chile – 1.1%
82,077	Banco de Chile ADR (Financials)	2,615,794
43,572,260	Banco Santander Chile (Financials)	3,480,058
268,756	Cia Cervecerias Unidas SA (Consumer Staples)	3,806,684
546,962	Empresas CMPC SA (Materials)	2,054,788
201,566	Empresas COPEC SA (Energy)	2,739,568
164,777	Latam Airlines Group SA (Industrials)	1,917,460
267,030	SACI Falabella (Consumer Discretionary)	2,079,721

		18,694,073

Common Stocks – (continued)
China – 28.4%
31,701	58.com, Inc. ADR (Communication Services)*	$2,311,320
4,817,700	Agricultural Bank of China Ltd., Class A (Financials)	2,734,386
9,965,791	Agricultural Bank of China Ltd., Class H (Financials)	4,773,545
346,740	Alibaba Group Holding Ltd. ADR (Consumer Discretionary)*	63,463,822
1,750,056	Alibaba Health Information Technology Ltd. (Health Care)*	1,794,689
821,109	ANTA Sports Products Ltd. (Consumer Discretionary)	4,811,717
41,229	Autohome, Inc. ADR (Communication Services)*(a)	3,877,587
79,118	Baidu, Inc. ADR (Communication Services)*	12,859,840
2,107,643	Bank of Beijing Co. Ltd., Class A (Financials)	2,021,010
3,449,469	Bank of China Ltd., Class A (Financials)	1,978,426
23,385,692	Bank of China Ltd., Class H (Financials)	10,903,671
3,074,321	Bank of Communications Co. Ltd., Class A (Financials)	2,938,770
5,553,406	Bank of Communications Co. Ltd., Class H (Financials)	4,662,150
56,465	Baozun, Inc. ADR (Consumer Discretionary)*(a)	2,114,614
519,694	Beijing Enterprises Holdings Ltd. (Utilities)	3,048,728
10,458,202	CGN Power Co. Ltd., Class H (Utilities)(b)	2,757,838
8,633,933	China Cinda Asset Management Co. Ltd., Class H (Financials)	2,507,754
4,787,528	China CITIC Bank Corp Ltd., Class H (Financials)	3,110,448
4,621,868	China Communications Services Corp. Ltd., Class H (Communication Services)	4,645,537
934,030	China Conch Venture Holdings Ltd. (Industrials)	3,117,479
27,587,686	China Construction Bank Corp., Class H (Financials)	24,530,822
3,309,610	China Everbright Bank Co. Ltd., Class A (Financials)	2,090,998
6,632,363	China Everbright Bank Co. Ltd., Class H (Financials)	3,176,856
3,942,464	China Huishan Dairy Holdings Co. Ltd. (Consumer Staples)*(c)	—
1,100,953	China Life Insurance Co. Ltd., Class H (Financials)	3,029,451
3,012,400	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	2,248,804
1,664,425	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	5,141,826

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,414,141	China Merchants Bank Co. Ltd., Class H (Financials)	$6,485,398
2,030,820	China Minsheng Banking Corp. Ltd., Class A (Financials)	1,980,711
5,173,202	China Minsheng Banking Corp. Ltd., Class H (Financials)	3,993,682
1,910,750	China Mobile Ltd. (Communication Services)	20,105,984
734,213	China Overseas Land & Investment Ltd. (Real Estate)	2,703,095
496,065	China Pacific Insurance Group Co. Ltd., Class H (Financials)	1,867,401
10,251,506	China Petroleum & Chemical Corp., Class H (Energy)	8,854,393
3,915,234	China Railway Group Ltd., Class H (Industrials)	3,880,420
8,403,837	China Reinsurance Group Corp., Class H (Financials)	1,937,749
924,035	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	3,443,148
1,631,343	China Resources Cement Holdings Ltd. (Materials)	1,737,373
1,510,664	China Resources Pharmaceutical Group Ltd. (Health Care)(b)	2,024,534
1,311,909	China Resources Power Holdings Co. Ltd. (Utilities)	2,486,841
12,624,072	China Telecom Corp. Ltd., Class H (Communication Services)	6,834,863
3,506,007	China Unicom Hong Kong Ltd. (Communication Services)	4,158,186
1,110,493	China Yangtze Power Co. Ltd., Class A (Utilities)	2,703,584
3,961,703	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	2,478,020
2,168,537	CITIC Ltd. (Industrials)	3,298,470
4,491,212	CNOOC Ltd. (Energy)	7,746,823
1,700,973	CRRC Corp. Ltd., Class H (Industrials)	1,785,525
2,469,785	CSPC Pharmaceutical Group Ltd. (Health Care)	4,216,046
65,292	Ctrip.com International Ltd. ADR (Consumer Discretionary)*	2,228,416
2,789,004	Dali Foods Group Co. Ltd. (Consumer Staples)(b)	1,900,835
1,370,800	Daqin Railway Co. Ltd., Class A (Industrials)	1,828,361
10,329,706	Datang International Power Generation Co. Ltd., Class H (Utilities)	2,868,705
2,735,164	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	2,909,452
255,930	ENN Energy Holdings Ltd. (Utilities)	2,640,874
1,574,849	Geely Automobile Holdings Ltd. (Consumer Discretionary)	2,957,180

Common Stocks – (continued)
China – (continued)
1,476,644	Guangdong Investment Ltd. (Utilities)	$2,832,971
224,449	Hengan International Group Co. Ltd. (Consumer Staples)	1,814,223
2,151,300	Industrial & Commercial Bank of China Ltd., Class A (Financials)	1,847,589
22,511,697	Industrial & Commercial Bank of China Ltd., Class H (Financials)	17,321,543
1,155,721	Industrial Bank Co. Ltd., Class A (Financials)	3,082,981
173,241	JD.com, Inc. ADR (Consumer Discretionary)*	4,800,508
254,961	Jiangsu Hengrui Medicine Co. Ltd., Class A (Health Care)	2,738,036
5,779,752	Kaisa Group Holdings Ltd. (Real Estate)*	2,061,620
3,911,044	Lenovo Group Ltd. (Information Technology)	3,522,520
1,353,632	Longfor Group Holdings Ltd. (Real Estate)	4,017,889
87,291	Momo, Inc. ADR (Communication Services)*	2,895,442
25,087	NetEase, Inc. ADR (Communication Services)	5,599,920
48,777	New Oriental Education & Technology Group, Inc. ADR (Consumer Discretionary)*	4,002,641
1,577,200	PetroChina Co. Ltd., Class A (Energy)	1,844,527
7,777,321	PetroChina Co. Ltd., Class H (Energy)	5,142,080
3,112,456	PICC Property & Casualty Co. Ltd., Class H (Financials)	3,727,112
1,838,879	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	19,361,430
1,154,687	Shanghai Industrial Holdings Ltd. (Industrials)	2,588,918
1,720,093	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	3,016,175
4,776,702	Shenzhen Investment Ltd. (Real Estate)	1,782,942
355,230	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	4,434,831
35,840	SINA Corp. (Communication Services)*	2,414,541
432,662	Sinopharm Group Co. Ltd., Class H (Health Care)	1,923,604
576,189	Sunac China Holdings Ltd. (Real Estate)	2,411,247
86,889	TAL Education Group ADR (Consumer Discretionary)*	3,093,248
1,635,303	Tencent Holdings Ltd. (Communication Services)	69,955,253
1,869,125	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	2,595,412

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
317,164	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	$2,277,238
4,253,423	Want Want China Holdings Ltd. (Consumer Staples)	3,429,918
41,643	Weibo Corp. ADR (Communication Services)*	3,008,707
179,857	Wuxi Biologics Cayman, Inc. (Health Care)*(b)	1,706,967
570,470	Yihai International Holding Ltd. (Consumer Staples)	1,802,295
197,818	Yum China Holdings, Inc. (Consumer Discretionary)	8,252,967
30,003	YY, Inc. ADR (Communication Services)*	2,115,211

		496,130,663

Colombia – 0.4%
4,288,986	Ecopetrol SA (Energy)	4,345,816
418,288	Interconexion Electrica SA ESP (Utilities)	1,899,086

		6,244,902

Czech Republic – 0.2%
136,244	CEZ AS (Utilities)	3,306,673

Egypt – 0.3%
1,404,484	Commercial International Bank Egypt SAE GDR (Financials)	5,596,869
456,939	Eastern Tobacco (Consumer Staples)	435,292

		6,032,161

Greece – 0.2%
308,051	Hellenic Telecommunications Organization SA (Communication Services)	3,911,173

Hong Kong – 0.8%
1,385,500	Haier Electronics Group Co. Ltd. (Consumer Discretionary)*	4,130,131
4,080,263	Sino Biopharmaceutical Ltd. (Health Care)	3,539,783
5,869,207	Sun Art Retail Group Ltd. (Consumer Staples)	5,966,556

		13,636,470

Hungary – 0.3%
224,237	MOL Hungarian Oil & Gas PLC (Energy)	2,619,107
75,729	OTP Bank PLC (Financials)	3,205,023

		5,824,130

India – 9.2%
119,677	Asian Paints Ltd. (Materials)	2,364,389
196,227	Aurobindo Pharma Ltd. (Health Care)	1,964,443

Common Stocks – (continued)
India – (continued)
119,297	Avenue Supermarts Ltd. (Consumer Staples)*(b)	$2,441,751
320,476	Axis Bank Ltd. (Financials)*	3,197,044
67,381	Bajaj Auto Ltd. (Consumer Discretionary)	2,747,865
90,459	Bajaj Finance Ltd. (Financials)	3,369,022
99,694	Britannia Industries Ltd. (Consumer Staples)	4,284,699
290,478	Cipla Ltd. (Health Care)	2,264,770
588,484	Coal India Ltd. (Energy)	1,888,907
584,555	Dabur India Ltd. (Consumer Staples)	3,600,138
89,311	Dr. Reddy’s Laboratories Ltd. (Health Care)	3,304,480
552,082	GAIL India Ltd. (Utilities)	2,654,604
273,958	Glenmark Pharmaceuticals Ltd. (Health Care)	2,297,740
254,406	Havells India Ltd. (Industrials)	2,558,680
497,897	HCL Technologies Ltd. (Information Technology)	7,377,496
81,916	Hero MotoCorp Ltd. (Consumer Discretionary)	3,026,779
859,506	Hindalco Industries Ltd. (Materials)	2,365,488
421,907	Hindustan Unilever Ltd. (Consumer Staples)	10,277,741
399,598	Housing Development Finance Corp. Ltd. (Financials)	10,344,139
493,258	ICICI Bank Ltd. (Financials)	2,428,278
196,721	Indiabulls Housing Finance Ltd. (Financials)	1,812,291
1,392,677	Infosys Ltd. (Information Technology)	14,377,852
948,806	ITC Ltd. (Consumer Staples)	3,682,436
455,855	JSW Steel Ltd. (Materials)	1,801,597
112,565	Larsen & Toubro Ltd. (Industrials)	2,046,234
266,833	Mahindra & Mahindra Ltd. (Consumer Discretionary)	2,423,120
653,663	Marico Ltd. (Consumer Staples)	3,121,904
42,062	Maruti Suzuki India Ltd. (Consumer Discretionary)	4,038,886
37,726	Nestle India Ltd. (Consumer Staples)	5,643,419
1,163,571	NTPC Ltd. (Utilities)	2,310,742
1,119,054	Oil & Natural Gas Corp. Ltd. (Energy)	2,338,762
184,827	Pidilite Industries Ltd. (Materials)	2,994,729
933,601	Power Grid Corp. of India Ltd. (Utilities)	2,400,084
1,054,830	REC Ltd. (Financials)	2,022,124
560,425	Reliance Industries Ltd. (Energy)	9,699,811
382,660	Tata Consultancy Services Ltd. (Information Technology)	10,670,983
318,909	Tech Mahindra Ltd. (Information Technology)	3,722,146

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
194,308	Titan Co. Ltd. (Consumer Discretionary)	$2,800,718
35,588	UltraTech Cement Ltd. (Materials)	1,914,588
1,146,970	Wipro Ltd. (Information Technology)	5,948,820

		160,529,699

Indonesia – 1.8%
4,740,471	Astra International Tbk PT (Consumer Discretionary)	2,409,410
3,479,863	Bank Central Asia Tbk PT (Financials)	6,821,199
4,349,871	Bank Mandiri Persero Tbk PT (Financials)	2,203,151
11,758,721	Bank Rakyat Indonesia Persero Tbk PT (Financials)	3,218,132
3,481,755	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)	1,806,775
305,492	Gudang Garam Tbk PT (Consumer Staples)	1,854,560
3,265,672	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	2,373,662
12,568,756	Perusahaan Gas Negara Persero Tbk (Utilities)	2,269,390
16,148,393	Telekomunikasi Indonesia Persero Tbk PT (Communication Services)	4,430,979
1,391,575	Unilever Indonesia Tbk PT (Consumer Staples)	4,814,993

		32,202,251

Malaysia – 0.0%
34,302	British American Tobacco Malaysia Bhd (Consumer Staples)	284,268

Mexico – 2.7%
1,885,502	Alfa SAB de CV, Class A (Industrials)	2,147,781
829,477	Alsea SAB de CV (Consumer Discretionary)	2,101,075
10,208,236	America Movil SAB de CV, Series L (Communication Services)	7,353,068
460,130	Arca Continental SAB de CV (Consumer Staples)	2,595,127
1,978,050	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B (Financials)	2,717,188
4,282,638	Cemex SAB de CV, Series CPO (Materials)*	2,102,475
403,792	Coca-Cola Femsa SAB de CV, Series L (Consumer Staples)	2,443,344
585,466	Fomento Economico Mexicano SAB de CV (Consumer Staples)	5,313,676
317,179	Gruma SAB de CV, Class B (Consumer Staples)	3,437,530
1,991,232	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	3,950,523

Common Stocks – (continued)
Mexico – (continued)
566,676	Grupo Financiero Banorte SAB de CV, Class O (Financials)	$3,083,413
1,705,465	Grupo Financiero Inbursa SAB de CV, Class O (Financials)	2,545,424
831,022	Mexichem SAB de CV (Materials)	2,014,424
1,987,767	Wal-Mart de Mexico SAB de CV (Consumer Staples)	5,142,320

		46,947,368

Peru – 0.3%
24,077	Credicorp Ltd. (Financials)	5,852,878

Philippines – 0.3%
67,314	Globe Telecom, Inc. (Communication Services)	2,472,866
494,328	Jollibee Foods Corp. (Consumer Discretionary)	2,941,882

		5,414,748

Poland – 1.4%
70,921	Bank Pekao SA (Financials)	2,126,598
64,510	CD Projekt SA (Communication Services)*	3,245,561
75,054	Dino Polska SA (Consumer Staples)*(b)	2,125,388
144,013	Grupa Lotos SA (Energy)	3,627,671
1,632	LPP SA (Consumer Discretionary)(a)	3,522,286
117,801	Polski Koncern Naftowy ORLEN SA (Energy)	3,176,901
1,441,466	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)	2,639,922
244,221	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	2,458,692
216,858	Powszechny Zaklad Ubezpieczen SA (Financials)	2,341,619

		25,264,638

Qatar – 1.0%
711,085	Ezdan Holding Group QSC (Real Estate)*	2,538,892
68,200	Industries Qatar QSC (Industrials)	2,491,239
214,198	Masraf Al Rayan QSC (Financials)	2,170,806
116,302	Ooredoo QPSC (Communication Services)	2,139,816
67,964	Qatar Islamic Bank (Financials)	2,710,347
103,093	Qatar National Bank QPSC (Financials)	5,328,784

		17,379,884

Russia – 3.8%
1,629,513	Alrosa PJSC (Materials)	2,351,677
1,479,328	Gazprom PJSC ADR (Energy)	7,017,932
53,639,422	Inter RAO UES PJSC (Utilities)	3,186,802
194,991	LUKOIL PJSC (Energy)	16,277,793
15,721	MMC Norilsk Nickel PJSC (Materials)	3,367,205

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Russia – (continued)
19,490	Novatek PJSC GDR (Energy)	$3,377,617
335,538	Rosneft Oil Co. PJSC (Energy)	2,030,655
839,233	Sberbank of Russia PJSC ADR (Financials)	10,708,613
227,039	Severstal PJSC GDR (Materials)	3,507,753
485,282	Surgutneftegas PJSC ADR (Energy)	2,974,779
510,368	Surgutneftegas PJSC ADR (Energy)	1,966,958
105,049	Tatneft PJSC ADR (Energy)	7,416,459
104,878	X5 Retail Group NV GDR (Consumer Staples)	2,653,148

		66,837,391

Singapore – 0.2%
306,719	BOC Aviation Ltd. (Industrials)(b)	2,653,089

South Africa – 6.2%
197,512	Absa Group Ltd. (Financials)(a)	2,537,032
70,838	Anglo American Platinum Ltd. (Materials)(a)	3,862,384
262,066	AngloGold Ashanti Ltd. (Materials)	3,765,288
178,815	Aspen Pharmacare Holdings Ltd. (Health Care)	1,773,397
149,904	Bid Corp. Ltd. (Consumer Staples)	3,141,694
195,508	Bidvest Group Ltd. (The) (Industrials)	2,893,268
33,263	Capitec Bank Holdings Ltd. (Financials)	3,090,218
156,044	Clicks Group Ltd. (Consumer Staples)	2,005,043
1,016,874	FirstRand Ltd. (Financials)(a)	4,650,427
1,962,693	Fortress REIT Ltd., Class A REIT (Real Estate)	2,641,120
1,343,958	Growthpoint Properties Ltd. REIT (Real Estate)(a)	2,334,243
349,366	Hyprop Investments Ltd. REIT (Real Estate)	1,925,489
458,391	Investec Ltd. (Financials)	2,985,084
68,045	Kumba Iron Ore Ltd. (Materials)(a)	1,806,774
240,185	Liberty Holdings Ltd. (Financials)(a)	1,759,535
236,421	Mr Price Group Ltd. (Consumer Discretionary)	3,630,223
88,889	MultiChoice Group Ltd. (Communication Services)*	664,139
90,428	Naspers Ltd., Class N (Consumer Discretionary)	19,586,666
190,926	Nedbank Group Ltd. (Financials)(a)	3,861,974
1,291,035	Netcare Ltd. (Health Care)	2,335,984
1,402,070	Old Mutual Ltd. (Financials)	2,318,501
853,566	Pick n Pay Stores Ltd. (Consumer Staples)	4,208,942
822,916	Rand Merchant Investment Holdings Ltd. (Financials)	1,947,256

Common Stocks – (continued)
South Africa – (continued)
3,088,179	Redefine Properties Ltd. REIT (Real Estate)	$2,132,732
167,705	Remgro Ltd. (Financials)	2,399,875
382,133	Sappi Ltd. (Materials)	1,963,664
119,902	Sasol Ltd. (Materials)(a)	3,665,965
217,520	Shoprite Holdings Ltd. (Consumer Staples)(a)	2,656,343
210,787	SPAR Group Ltd. (The) (Consumer Staples)	2,993,895
335,998	Standard Bank Group Ltd. (Financials)	4,630,368
646,148	Telkom SA SOC Ltd. (Communication Services)	3,217,872
265,878	Vodacom Group Ltd. (Communication Services)	2,195,857
685,655	Woolworths Holdings Ltd. (Consumer Discretionary)(a)	2,233,499

		107,814,751

South Korea – 14.7%
17,673	Amorepacific Corp. (Consumer Staples)	3,142,705
33,598	AMOREPACIFIC Group (Consumer Staples)	2,189,680
401,222	BNK Financial Group, Inc. (Financials)	2,529,265
9,661	Celltrion, Inc. (Health Care)*	1,756,624
163,082	Cheil Worldwide, Inc. (Communication Services)	3,632,261
7,964	CJ CheilJedang Corp. (Consumer Staples)	2,280,082
11,922	CJ Logistics Corp. (Industrials)*	2,014,030
50,819	Coway Co. Ltd. (Consumer Discretionary)	4,274,453
26,662	Daelim Industrial Co. Ltd. (Industrials)	2,218,870
55,042	DB Insurance Co. Ltd. (Financials)	3,548,097
269,774	DGB Financial Group, Inc. (Financials)	2,034,039
13,781	E-MART, Inc. (Consumer Staples)	2,205,548
46,620	Fila Korea Ltd. (Consumer Discretionary)	2,304,679
46,938	GS Engineering & Construction Corp. (Industrials)	1,786,206
50,587	GS Holdings Corp. (Energy)	2,410,832
92,066	Hana Financial Group, Inc. (Financials)	3,180,194
56,537	Hankook Tire Co. Ltd. (Consumer Discretionary)	2,148,979
676,361	Hanwha Life Insurance Co. Ltd. (Financials)	2,507,714
26,864	HLB, Inc. (Consumer Discretionary)*	2,144,916
45,318	Hotel Shilla Co. Ltd. (Consumer Discretionary)	3,304,060

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
35,729	Hyundai Department Store Co. Ltd. (Consumer Discretionary)	$3,075,102
68,952	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)	2,311,274
16,593	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	3,253,096
46,271	Hyundai Motor Co. (Consumer Discretionary)	5,204,305
222,197	Industrial Bank of Korea (Financials)	2,755,978
74,509	Kangwon Land, Inc. (Consumer Discretionary)*	2,047,060
118,094	KB Financial Group, Inc. (Financials)	4,656,770
141,420	Kia Motors Corp. (Consumer Discretionary)	4,595,804
103,283	Korea Electric Power Corp. (Utilities)	3,200,331
58,675	Korea Gas Corp. (Utilities)	2,613,690
45,063	Korea Investment Holdings Co. Ltd. (Financials)*	2,584,301
6,549	Korea Zinc Co. Ltd. (Materials)	2,658,148
99,793	KT Corp. (Communication Services)	2,657,107
34,359	KT&G Corp. (Consumer Staples)	3,222,970
8,543	LG Chem Ltd. (Materials)	2,966,161
41,466	LG Corp. (Industrials)	2,765,137
67,148	LG Electronics, Inc. (Consumer Discretionary)	4,209,064
6,357	LG Household & Health Care Ltd. (Consumer Staples)	7,042,609
228,308	LG Uplus Corp. (Communication Services)	3,044,919
6,654	Lotte Chemical Corp. (Materials)	1,887,282
10,866	Lotte Shopping Co. Ltd. (Consumer Discretionary)	1,845,297
30,259	NAVER Corp. (Communication Services)	3,578,240
9,113	NCSoft Corp. (Communication Services)	3,735,301
21,318	OCI Co. Ltd. (Materials)*	2,047,074
3,788	Ottogi Corp. (Consumer Staples)	2,573,159
12,686	Pearl Abyss Corp. (Communication Services)*	2,031,429
18,679	POSCO (Materials)	4,367,900
43,224	S-1 Corp. (Industrials)	3,920,021
24,146	Samsung C&T Corp. (Industrials)	2,479,651
60,789	Samsung Card Co. Ltd. (Financials)	1,840,371
22,920	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	2,180,528
1,562,430	Samsung Electronics Co. Ltd. (Information Technology)	62,652,790
10,661	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	2,857,910

Common Stocks – (continued)
South Korea – (continued)
29,823	Samsung Life Insurance Co. Ltd. (Financials)	$2,352,005
10,882	Samsung SDI Co. Ltd. (Information Technology)	2,297,924
12,453	Samsung SDS Co. Ltd. (Information Technology)	2,552,162
76,673	Samsung Securities Co. Ltd. (Financials)	2,362,158
120,260	Shinhan Financial Group Co. Ltd. (Financials)	4,667,333
9,878	SK Holdings Co. Ltd. (Industrials)	2,393,309
207,337	SK Hynix, Inc. (Information Technology)	12,904,410
19,118	SK Innovation Co. Ltd. (Energy)	3,195,682
24,613	SK Telecom Co. Ltd. (Communication Services)	5,700,797
288,496	Woori Financial Group, Inc. (Financials)*	3,796,338

		256,696,131

Taiwan – 11.4%
427,747	Advantech Co. Ltd. (Information Technology)	3,266,146
1,400,704	ASE Technology Holding Co. Ltd. (Information Technology)*	2,862,713
2,210,268	Asia Cement Corp. (Materials)	2,786,490
289,766	Asustek Computer, Inc. (Information Technology)	2,066,630
2,279,542	Cathay Financial Holding Co. Ltd. (Financials)	3,355,263
1,024,405	Chailease Holding Co. Ltd. (Financials)	4,027,521
3,674,370	Chang Hwa Commercial Bank Ltd. (Financials)	2,208,693
8,426,853	China Development Financial Holding Corp. (Financials)	2,729,866
4,217,545	China Steel Corp. (Materials)	3,494,465
1,165,634	Chunghwa Telecom Co. Ltd. (Communication Services)	4,052,535
4,420,531	Compal Electronics, Inc. (Information Technology)	2,743,397
5,834,711	CTBC Financial Holding Co. Ltd. (Financials)	3,952,812
712,705	Delta Electronics, Inc. (Information Technology)	3,554,667
3,784,367	E.Sun Financial Holding Co. Ltd. (Financials)	2,717,480
863,576	Far EasTone Telecommunications Co. Ltd. (Communication Services)	2,023,097
816,727	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	5,134,979
4,039,892	First Financial Holding Co. Ltd. (Financials)	2,730,322
891,307	Formosa Chemicals & Fibre Corp. (Materials)	3,055,347

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
822,391	Formosa Petrochemical Corp. (Energy)	$3,113,043
1,029,261	Formosa Plastics Corp. (Materials)	3,427,916
1,143,451	Foxconn Technology Co. Ltd. (Information Technology)	2,344,378
1,956,311	Fubon Financial Holding Co. Ltd. (Financials)	2,892,212
2,000,702	Hon Hai Precision Industry Co. Ltd. (Information Technology)	4,726,042
3,357,599	Hua Nan Financial Holdings Co. Ltd. (Financials)	2,061,918
6,223,448	Innolux Corp. (Information Technology)	2,072,696
3,890,269	Inventec Corp. (Information Technology)	3,008,412
22,259	Largan Precision Co. Ltd. (Information Technology)	3,153,355
2,899,346	Mega Financial Holding Co. Ltd. (Financials)	2,567,127
1,071,186	Nan Ya Plastics Corp. (Materials)	2,676,529
299,968	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	2,607,231
752,682	President Chain Store Corp. (Consumer Staples)	7,789,359
1,042,793	Quanta Computer, Inc. (Information Technology)	1,938,094
1,972,600	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	3,070,120
5,335,046	SinoPac Financial Holdings Co Ltd. (Financials)	1,863,491
1,503,289	Standard Foods Corp. (Consumer Staples)	2,574,150
7,912,932	Taishin Financial Holding Co. Ltd. (Financials)	3,586,678
10,554,158	Taiwan Business Bank (Financials)	3,892,246
3,891,587	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	2,415,132
2,668,070	Taiwan High Speed Rail Corp. (Industrials)	2,860,829
812,592	Taiwan Mobile Co. Ltd. (Communication Services)	2,904,330
7,475,098	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	58,049,110
3,028,363	Uni-President Enterprises Corp. (Consumer Staples)	7,379,891
5,128,360	United Microelectronics Corp. (Information Technology)	1,907,940
2,075,146	WPG Holdings Ltd. (Information Technology)	2,683,567
3,987,802	Yuanta Financial Holding Co. Ltd. (Financials)	2,261,048
684,946	Zhen Ding Technology Holding Ltd. (Information Technology)	1,989,641

		198,578,908

Common Stocks – (continued)
Thailand – 2.4%
580,916	Advanced Info Service PCL NVDR (Communication Services)	$3,355,072
1,516,700	Airports of Thailand PCL NVDR (Industrials)	3,248,782
7,359,300	Bangkok Expressway & Metro PCL NVDR (Industrials)	2,475,481
8,572,300	BTS Group Holdings PCL NVDR (Industrials)	2,829,097
425,300	Bumrungrad Hospital PCL NVDR (Health Care)	2,517,047
1,994,877	CP ALL PCL NVDR (Consumer Staples)	4,921,910
296,002	Electricity Generating PCL NVDR (Utilities)	2,507,974
7,022,700	Home Product Center PCL NVDR (Consumer Discretionary)	3,342,816
428,300	Kasikornbank PCL (Financials)	2,691,104
1,226,700	Muangthai Capital PCL NVDR (Financials)	1,829,588
566,900	PTT Exploration & Production PCL NVDR (Energy)	2,239,716
1,034,100	PTT Global Chemical PCL NVDR (Materials)	2,362,720
2,996,470	PTT PCL NVDR (Energy)	4,611,782
3,915,900	Thai Union Group PCL NVDR (Consumer Staples)	2,298,902

		41,231,991

Turkey – 0.5%
253,309	BIM Birlesik Magazalar AS (Consumer Staples)	4,069,850
1,777,484	Haci Omer Sabanci Holding AS (Financials)	3,042,450
736,821	Turk Hava Yollari AO (Industrials)*	1,953,253

		9,065,553

United Arab Emirates – 0.6%
933,447	Abu Dhabi Commercial Bank PJSC (Financials)	2,421,930
36,252	DP World Ltd. (Industrials)	580,395
1,464,575	Dubai Islamic Bank PJSC (Financials)	2,081,427
612,013	Emirates Telecommunications Group Co. PJSC (Communication Services)	2,812,627
723,261	First Abu Dhabi Bank PJSC (Financials)	2,993,076

		10,889,455

United Kingdom – 0.1%
103,347	Mondi Ltd. (Materials)	2,434,535

United States – 0.2%
820,712	JBS SA (Consumer Staples)	2,939,047

TOTAL COMMON STOCKS
(Cost $1,399,106,234)		$1,652,165,390

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Rate	Value

Preferred Stocks – 4.4%
Brazil – 2.8%
1,052,417	Banco Bradesco SA (Financials)	2.65%	$12,142,679
156,805	Braskem SA, Class A (Materials)	3.43	2,274,566
232,273	Centrais Eletricas Brasileiras SA, Class B (Utilities)*	0.00	2,413,620
120,216	Cia Brasileira de Distribuicao (Consumer Staples)	1.47	2,984,684
1,696,094	Itau Unibanco Holding SA (Financials)	4.13	15,933,176
1,046,967	Itausa – Investimentos Itau SA (Financials)	3.33	3,453,365
958,680	Petroleo Brasileiro SA (Energy)	3.37	6,917,374
237,062	Telefonica Brasil SA (Communication Services)	9.87	2,957,704

			49,077,168

Chile – 0.1%
642,100	Embotelladora Andina SA, Class B (Consumer Staples)	3.85	2,407,293

Russia – 0.2%
1,130	Transneft PJSC (Energy)	4.54	2,925,478

South Korea – 1.3%
34,248	Amorepacific Corp. (Consumer Staples)	1.11	3,395,263
43,509	Hyundai Motor Co. (Consumer Discretionary)	5.70	2,851,083
8,440	LG Household & Health Care Ltd. (Consumer Staples)	1.26	5,620,663
327,636	Samsung Electronics Co. Ltd. (Information Technology)	3.91	10,487,149

			22,354,158

TOTAL PREFERRED STOCKS
(Cost $58,011,846)			$76,764,097

Exchange–Traded Fund – 0.8%
United States – 0.8%
460,721	iShares MSCI Malaysia ETF
(Cost $14,068,521)			$14,079,634

Units	Description	Expiration Month	Value

Right – 0.0%
Taiwan – 0.0%
38,577	CTBC Financial Holding Co. Ltd. (Financials)*
(Cost $0)		04/19	$—

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,471,186,601)			$1,743,009,121

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle – 1.7%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
30,573,906	2.395%	$30,573,906
(Cost $30,573,906)

TOTAL INVESTMENTS – 101.4%
(Cost $1,501,760,507)		$1,773,583,027

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(25,221,964)

NET ASSETS – 100.0%		$1,748,361,063

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%
Australia – 0.9%
4,432	BHP Group PLC (Materials)	$102,927
2,822	Rio Tinto PLC (Materials)	162,753

		265,680

Austria – 0.5%
547	ANDRITZ AG (Industrials)	27,344
219	Erste Group Bank AG (Financials)*	8,292
324	OMV AG (Energy)	17,071
1,757	Raiffeisen Bank International AG (Financials)	44,855
743	Verbund AG (Utilities)	35,805

		133,367

Belgium – 1.3%
1,112	Ageas (Financials)	54,866
1,066	Anheuser-Busch InBev SA/NV (Consumer Staples)	83,210
1,052	Colruyt SA (Consumer Staples)	75,109
282	Groupe Bruxelles Lambert SA (Financials)	27,160
358	KBC Group NV (Financials)	26,546
459	Proximus SADP (Communication Services)	12,141
192	Solvay SA (Materials)	21,518
332	Telenet Group Holding NV (Communication Services)	15,001
743	UCB SA (Health Care)	62,337

		377,888

Chile – 0.1%
1,640	Antofagasta PLC (Materials)	20,435

Denmark – 2.8%
861	Carlsberg A/S, Class B (Consumer Staples)	104,414
393	Chr Hansen Holding A/S (Materials)	40,078
778	Coloplast A/S, Class B (Health Care)	77,630
1,335	Danske Bank A/S (Financials)	26,589
478	DSV A/S (Industrials)	39,802
837	H Lundbeck A/S (Health Care)	38,322
387	ISS A/S (Industrials)	12,090
5,831	Novo Nordisk A/S, Class B (Health Care)	286,420
408	Novozymes A/S, Class B (Materials)	18,544
793	Orsted A/S (Utilities)(a)	57,608
642	Pandora A/S (Consumer Discretionary)	33,725
1,641	Tryg A/S (Financials)	44,780
261	Vestas Wind Systems A/S (Industrials)	21,749
1,003	William Demant Holding A/S (Health Care)*	30,156

		831,907

Finland – 1.5%
546	Elisa OYJ (Communication Services)	22,936
2,285	Fortum OYJ (Utilities)	50,790
450	Kone OYJ, Class B (Industrials)	22,018
544	Neste OYJ (Energy)	52,344
8,413	Nokia OYJ (Information Technology)	50,927

Common Stocks – (continued)
Finland – (continued)
2,557	Nordea Bank Abp (Financials)	$23,202
3,263	Orion OYJ, Class B (Health Care)	116,706
779	Sampo OYJ, Class A (Financials)	37,540
1,791	Stora Enso OYJ, Class R (Materials)	24,034
1,644	UPM-Kymmene OYJ (Materials)	49,646

		450,143

France – 18.9%
556	Accor SA (Consumer Discretionary)	23,501
121	Aeroports de Paris (Industrials)	23,506
724	Air Liquide SA (Materials)	90,398
827	Airbus SE (Industrials)	106,978
705	Alstom SA (Industrials)	30,682
1,476	Arkema SA (Materials)	148,979
2,013	Atos SE (Information Technology)	193,508
7,402	AXA SA (Financials)	187,917
563	BioMerieux (Health Care)	46,479
3,426	BNP Paribas SA (Financials)	175,768
5,999	Bollore SA (Industrials)	26,696
321	Bouygues SA (Industrials)	12,154
975	Bureau Veritas SA (Industrials)	23,337
818	Capgemini SE (Information Technology)	97,989
1,902	Carrefour SA (Consumer Staples)	38,985
2,224	Casino Guichard Perrachon SA (Consumer Staples)	117,735
1,028	Cie de Saint-Gobain (Industrials)	37,061
274	Cie Generale des Etablissements Michelin (Consumer Discretionary)	32,916
2,906	CNP Assurances (Financials)	67,240
278	Covivio REIT (Real Estate)	28,174
8,239	Credit Agricole SA (Financials)	105,376
2,104	Danone SA (Consumer Staples)	158,915
16	Dassault Aviation SA (Industrials)	26,964
556	Dassault Systemes (Information Technology)	81,451
914	Edenred (Industrials)	40,611
1,109	Eiffage SA (Industrials)	108,325
2,005	Electricite de France SA (Utilities)	29,155
3,657	Engie SA (Utilities)	55,176
1,062	EssilorLuxottica SA (Consumer Discretionary)	128,730
450	Eurazeo SE (Financials)	33,871
504	Faurecia (Consumer Discretionary)	24,070
184	Gecina SA REIT (Real Estate)	27,322
1,637	Getlink SE (Industrials)	24,195
353	Hermes International (Consumer Discretionary)	223,812
306	ICADE REIT (Real Estate)	26,081
124	Imerys SA (Materials)	7,057
308	Ingenico Group SA (Information Technology)	20,699
942	Ipsen SA (Health Care)	130,435
181	Kering (Consumer Discretionary)	98,951
604	Klepierre SA REIT (Real Estate)	21,108
951	Legrand SA (Industrials)	62,808
973	L’Oreal SA (Consumer Staples)	245,855

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
798	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	$274,422
9,308	Natixis SA (Financials)	51,214
2,756	Orange SA (Communication Services)	42,178
546	Pernod Ricard SA (Consumer Staples)	94,130
4,964	Peugeot SA (Consumer Discretionary)	126,390
746	Publicis Groupe SA (Communication Services)	41,395
171	Remy Cointreau SA (Consumer Staples)	22,295
92	Renault SA (Consumer Discretionary)	6,310
8,334	Rexel SA (Industrials)	104,010
783	Safran SA (Industrials)	106,903
3,370	Sanofi (Health Care)	282,050
296	Sartorius Stedim Biotech (Health Care)	34,885
1,416	Schneider Electric SE (Industrials)	110,320
665	SCOR SE (Financials)	29,979
347	SEB SA (Consumer Discretionary)	59,823
347	Societe BIC SA (Industrials)	32,855
2,835	Societe Generale SA (Financials)	87,162
231	Sodexo SA (Consumer Discretionary)(b)	25,404
927	Suez (Utilities)	11,859
260	Teleperformance (Industrials)	46,482
374	Thales SA (Industrials)	46,101
6,003	TOTAL SA (Energy)	341,713
1,511	Ubisoft Entertainment SA (Communication Services)*	109,257
130	Unibail-Rodamco-Westfield REIT (Real Estate)	21,020
242	Valeo SA (Consumer Discretionary)	7,647
1,527	Veolia Environnement SA (Utilities)	33,559
1,267	Vinci SA (Industrials)	121,074
1,354	Vivendi SA (Communication Services)	39,624
99	Wendel SA (Financials)	12,502

		5,513,533

Germany – 12.8%
1,070	adidas AG (Consumer Discretionary)	260,252
1,115	Allianz SE (Financials)	248,344
5,363	Aroundtown SA (Real Estate)	45,191
476	Axel Springer SE (Communication Services)	27,182
1,901	BASF SE (Materials)	145,011
2,702	Bayer AG (Health Care)	216,235
472	Bayerische Motoren Werke AG (Consumer Discretionary)	39,939
940	Beiersdorf AG (Consumer Staples)	87,300
439	Brenntag AG (Industrials)	21,795
159	Continental AG (Consumer Discretionary)	26,072
1,964	Covestro AG (Materials)(a)	112,134
835	Daimler AG (Consumer Discretionary)	50,070
646	Deutsche Boerse AG (Financials)	81,725
2,781	Deutsche Lufthansa AG (Industrials)	71,093
4,848	Deutsche Post AG (Industrials)	150,818
8,214	Deutsche Telekom AG (Communication Services)	135,482
1,354	Deutsche Wohnen SE (Real Estate)	63,214

Common Stocks – (continued)
Germany – (continued)
4,320	E.ON SE (Utilities)	$47,642
739	Evonik Industries AG (Materials)	20,827
198	Fraport AG Frankfurt Airport Services Worldwide (Industrials)	15,922
652	Fresenius Medical Care AG & Co KGaA (Health Care)	51,139
1,039	Fresenius SE & Co KGaA (Health Care)	58,481
379	Hannover Rueck SE (Financials)	56,535
1,104	HeidelbergCement AG (Materials)	81,261
285	Henkel AG & Co KGaA (Consumer Staples)	26,806
285	HOCHTIEF AG (Industrials)	45,240
2,010	HUGO BOSS AG (Consumer Discretionary)	148,817
2,116	Infineon Technologies AG (Information Technology)	46,515
1,110	Innogy SE (Utilities)(a)	51,367
209	KION Group AG (Industrials)	11,928
147	LANXESS AG (Materials)	7,976
704	Merck KGaA (Health Care)	72,773
207	MTU Aero Engines AG (Industrials)	44,432
327	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	77,115
872	ProSiebenSat.1 Media SE (Communication Services)	15,927
185	Puma SE (Consumer Discretionary)	104,382
6,436	RWE AG (Utilities)	157,274
2,714	SAP SE (Information Technology)	291,119
1,650	Siemens AG (Industrials)	180,615
181	Siemens Healthineers AG (Health Care)(a)	7,342
452	Symrise AG (Materials)	39,878
2,531	Telefonica Deutschland Holding AG (Communication Services)	8,318
1,753	Uniper SE (Utilities)	51,121
169	United Internet AG (Communication Services)	6,156
60	Volkswagen AG (Consumer Discretionary)	10,617
1,500	Vonovia SE (Real Estate)	72,831
409	Wirecard AG (Information Technology)	56,120
2,533	Zalando SE (Consumer Discretionary)*(a)	93,452

		3,741,785

Ireland – 0.5%
277	AerCap Holdings NV (Industrials)*	12,504
1,391	AIB Group PLC (Financials)(b)	6,551
1,736	CRH PLC (Materials)	55,034
437	Kerry Group PLC, Class A (Consumer Staples)	45,034
436	Smurfit Kappa Group PLC (Materials)	12,382

		131,505

Italy – 3.8%
5,613	Assicurazioni Generali SpA (Financials)	100,315
3,920	Davide Campari-Milano SpA (Consumer Staples)	37,428

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
15,742	Enel SpA (Utilities)	$95,363
6,647	Eni SpA (Energy)	114,791
489	Ferrari NV (Consumer Discretionary)	63,005
25,815	Intesa Sanpaolo SpA (Financials)	63,759
9,734	Leonardo SpA (Industrials)	98,272
1,201	Mediobanca Banca di Credito Finanziario SpA (Financials)	12,065
3,865	Moncler SpA (Consumer Discretionary)	148,404
6,345	Poste Italiane SpA (Financials)(a)	57,295
1,066	Prysmian SpA (Industrials)	21,789
1,335	Recordati SpA (Health Care)	50,272
9,580	Snam SpA (Energy)	47,398
87,306	Telecom Italia SpA (Communication Services)*	53,267
102,700	Telecom Italia SpA-RSP (Communication Services)	56,028
7,175	Terna Rete Elettrica Nazionale SpA (Utilities)	44,674
4,324	UniCredit SpA (Financials)	58,917

		1,123,042

Luxembourg – 0.6%
4,047	ArcelorMittal (Materials)	93,134
805	RTL Group SA (Communication Services)	45,448
811	SES SA (Communication Services)	16,313
528	Tenaris SA (Energy)	7,053

		161,948

Netherlands – 7.3%
748	ABN AMRO Group NV (Financials)(a)	18,159
11	Adyen NV (Information Technology)*(a)	8,267
6,321	Aegon NV (Financials)	34,031
418	Akzo Nobel NV (Materials)	37,950
728	ASML Holding NV (Information Technology)	133,564
1,151	EXOR NV (Financials)	70,906
986	Heineken Holding NV (Consumer Staples)	95,491
787	Heineken NV (Consumer Staples)	79,400
8,723	ING Groep NV (Financials)	115,539
8,321	Koninklijke Ahold Delhaize NV (Consumer Staples)	214,849
522	Koninklijke DSM NV (Materials)	56,112
6,965	Koninklijke KPN NV (Communication Services)	21,509
3,600	Koninklijke Philips NV (Health Care)	143,476
468	Koninklijke Vopak NV (Energy)	22,910
2,609	NN Group NV (Financials)	113,784
1,045	NXP Semiconductors NV (Information Technology)	95,429
2,065	Randstad NV (Industrials)	110,399
11,581	Royal Dutch Shell PLC, Class A (Energy)	361,914
9,248	Royal Dutch Shell PLC, Class B (Energy)	290,852
1,433	Wolters Kluwer NV (Industrials)	94,609

		2,119,150

Common Stocks – (continued)
Norway – 1.4%
964	Aker BP ASA (Energy)	32,711
1,316	DNB ASA (Financials)	25,253
3,546	Equinor ASA (Energy)	79,808
1,463	Gjensidige Forsikring ASA (Financials)	26,259
2,561	Mowi ASA (Consumer Staples)	59,153
1,789	Orkla ASA (Consumer Staples)	14,113
3,558	Schibsted ASA, Class B (Communication Services)	131,972
2,049	Telenor ASA (Communication Services)	40,002
185	Yara International ASA (Materials)	7,795

		417,066

Portugal – 0.7%
26,851	EDP – Energias de Portugal SA (Utilities)	98,605
1,097	Galp Energia SGPS SA (Energy)	18,025
6,503	Jeronimo Martins SGPS SA (Consumer Staples)	98,116

		214,746

South Africa – 0.5%
4,905	Anglo American PLC (Materials)	130,711
3,494	Investec PLC (Financials)	22,902

		153,613

Spain – 4.4%
1,921	ACS Actividades de Construccion y Servicios SA (Industrials)	85,267
296	Aena SME SA (Industrials)(a)	52,884
1,488	Amadeus IT Group SA (Information Technology)	112,168
11,183	Banco Bilbao Vizcaya Argentaria SA (Financials)	69,706
37,004	Banco Santander SA (Financials)	181,018
2,271	Bankinter SA (Financials)	18,676
1,372	Enagas SA (Energy)	39,136
1,825	Endesa SA (Utilities)	46,031
1,467	Ferrovial SA (Industrials)	33,844
631	Grifols SA (Health Care)	16,425
13,632	Iberdrola SA (Utilities)	114,123
5,163	Industria de Diseno Textil SA (Consumer Discretionary)	156,032
10,724	Mapfre SA (Financials)	30,333
1,698	Naturgy Energy Group SA (Utilities)	46,153
2,139	Red Electrica Corp. SA (Utilities)	46,278
10,128	Repsol SA (Energy)	174,433
5,851	Telefonica SA (Communication Services)	50,562

		1,273,069

Sweden – 3.5%
815	Alfa Laval AB (Industrials)	17,835
2,337	Assa Abloy AB, Class B (Industrials)	48,369
1,434	Atlas Copco AB, Class A (Industrials)	38,877
994	Atlas Copco AB, Class B (Industrials)	24,961
399	Boliden AB (Materials)	10,925
830	Electrolux AB, Series B (Consumer Discretionary)	21,733
1,125	Epiroc AB, Class A (Industrials)*	11,302

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
994	Epiroc AB, Class B (Industrials)*	$9,345
578	Essity AB, Class B (Consumer Staples)	16,136
8,565	Hennes & Mauritz AB, Class B (Consumer Discretionary)(b)	129,699
682	Hexagon AB, Class B (Information Technology)	35,893
724	Husqvarna AB, Class B (Consumer Discretionary)	5,937
615	ICA Gruppen AB (Consumer Staples)(b)	23,652
960	Industrivarden AB, Class C (Financials)	20,005
1,114	Investor AB, Class B (Financials)	49,782
627	Kinnevik AB, Class B (Financials)	15,895
644	L E Lundbergforetagen AB, Class B (Financials)	19,870
1,226	Lundin Petroleum AB (Energy)	40,111
2,712	Sandvik AB (Industrials)	44,585
2,449	Securitas AB, Class B (Industrials)	38,430
2,383	Skandinaviska Enskilda Banken AB, Class A (Financials)	24,272
1,388	Skanska AB, Class B (Industrials)	25,051
745	SKF AB, Class B (Industrials)	12,546
1,653	Svenska Handelsbanken AB, Class A (Financials)	18,866
2,387	Swedbank AB, Class A (Financials)	43,883
2,546	Swedish Match AB (Consumer Staples)	119,430
9,553	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	87,492
7,557	Telia Co. AB (Communication Services)	32,821
3,121	Volvo AB, Class B (Industrials)	45,983

		1,033,686

Switzerland – 14.0%
2,197	ABB Ltd. (Industrials)	43,589
902	Adecco Group AG (Industrials)	46,956
234	Baloise Holding AG (Financials)	38,288
37	Barry Callebaut AG (Consumer Staples)	63,846
11	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	71,662
916	Cie Financiere Richemont SA (Consumer Discretionary)	70,286
417	Clariant AG (Materials)*	8,979
2,318	Coca-Cola HBC AG (Consumer Staples)*	78,189
3,738	Credit Suisse Group AG (Financials)*	46,322
459	Dufry AG (Consumer Discretionary)*	46,628
37	EMS-Chemie Holding AG (Materials)	21,412
55	Geberit AG (Industrials)	21,996
25	Givaudan SA (Materials)	62,663
39,205	Glencore PLC (Materials)*	158,500
347	Julius Baer Group Ltd. (Financials)*	15,183
1,002	Kuehne + Nagel International AG (Industrials)	131,008
337	LafargeHolcim Ltd. (Materials)*	16,711
217	Lonza Group AG (Health Care)*	60,447
8,698	Nestle SA (Consumer Staples)	788,949
6,113	Novartis AG (Health Care)	558,650
372	Pargesa Holding SA (Financials)	30,620

Common Stocks – (continued)
Switzerland – (continued)
210	Partners Group Holding AG (Financials)	152,198
2,244	Roche Holding AG (Health Care)	624,635
140	Schindler Holding AG (Industrials)	31,114
138	Schindler Holding AG Participation Certificates (Industrials)	31,252
59	SGS SA (Industrials)	150,728
246	Sika AG (Materials)	33,337
182	Sonova Holding AG (Health Care)	34,100
3,516	STMicroelectronics NV (Information Technology)	57,533
132	Straumann Holding AG (Health Care)	103,220
121	Swatch Group AG (The) – Bearer (Consumer Discretionary)	35,892
456	Swatch Group AG (The) – Registered (Consumer Discretionary)	26,137
172	Swiss Life Holding AG (Financials)*	75,105
355	Swiss Prime Site AG (Real Estate)*	30,023
560	Swiss Re AG (Financials)	55,550
69	Swisscom AG (Communication Services)	32,007
384	Temenos AG (Information Technology)*	55,777
5,604	UBS Group AG (Financials)*	71,442
93	Vifor Pharma AG (Health Care)	11,665
323	Zurich Insurance Group AG (Financials)	106,997

		4,099,596

United Arab Emirates – 0.0%
182	NMC Health PLC (Health Care)	6,546

United Kingdom – 22.5%
5,868	3i Group PLC (Financials)	73,820
6,245	Admiral Group PLC (Financials)	181,247
758	Ashtead Group PLC (Industrials)	20,195
1,294	Associated British Foods PLC (Consumer Staples)	38,605
3,291	AstraZeneca PLC (Health Care)	268,726
29,704	Auto Trader Group PLC (Communication Services)(a)	187,946
6,556	Aviva PLC (Financials)	36,904
8,699	Babcock International Group PLC (Industrials)	62,597
3,254	BAE Systems PLC (Industrials)	20,169
13,187	Barclays PLC (Financials)	28,794
4,653	Barratt Developments PLC (Consumer Discretionary)	37,072
1,342	Berkeley Group Holdings PLC (Consumer Discretionary)	70,507
47,419	BP PLC (Energy)	337,057
4,588	British American Tobacco PLC (Consumer Staples)	168,337
3,536	British Land Co. PLC (The) REIT (Real Estate)	28,417
8,032	BT Group PLC (Communication Services)	22,937
1,441	Bunzl PLC (Industrials)	45,483
7,429	Burberry Group PLC (Consumer Discretionary)	186,707
9,899	Centrica PLC (Utilities)	16,393

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
5,604	CNH Industrial NV (Industrials)	$60,775
1,085	Coca-Cola European Partners PLC (Consumer Staples)	51,147
3,815	Compass Group PLC (Consumer Discretionary)	84,488
14,159	ConvaTec Group PLC (Health Care)(a)	24,982
1,025	Croda International PLC (Materials)	65,591
424	DCC PLC (Industrials)	36,799
6,334	Diageo PLC (Consumer Staples)	245,458
6,324	Direct Line Insurance Group PLC (Financials)	30,004
3,895	Experian PLC (Industrials)	101,724
6,768	Fiat Chrysler Automobiles NV (Consumer Discretionary)*	100,049
14,931	GlaxoSmithKline PLC (Health Care)	297,380
8,201	Hargreaves Lansdown PLC (Financials)	190,020
47,963	HSBC Holdings PLC (Financials)	391,003
2,829	Imperial Brands PLC (Consumer Staples)	94,466
3,748	Informa PLC (Communication Services)	35,156
1,647	InterContinental Hotels Group PLC (Consumer Discretionary)	98,789
12,930	International Consolidated Airlines Group SA (Industrials)	102,416
546	Intertek Group PLC (Industrials)	36,936
35,789	J Sainsbury PLC (Consumer Staples)	109,011
372	Johnson Matthey PLC (Materials)	15,304
9,998	Kingfisher PLC (Consumer Discretionary)	32,195
2,548	Land Securities Group PLC REIT (Real Estate)	30,488
19,384	Legal & General Group PLC (Financials)	72,346
104,550	Lloyds Banking Group PLC (Financials)	88,360
1,005	London Stock Exchange Group PLC (Financials)	60,247
24,998	Marks & Spencer Group PLC (Consumer Discretionary)	90,772
2,540	Meggitt PLC (Industrials)	18,217
3,930	Merlin Entertainments PLC (Consumer Discretionary)(a)	18,902
1,143	Micro Focus International PLC (Information Technology)	28,453
1,275	Mondi PLC (Materials)	29,313
6,818	National Grid PLC (Utilities)	76,893
1,810	Next PLC (Consumer Discretionary)	122,493
5,424	Pearson PLC (Communication Services)	61,034
801	Persimmon PLC (Consumer Discretionary)	25,921
4,444	Prudential PLC (Financials)	93,984
718	Reckitt Benckiser Group PLC (Consumer Staples)	55,076
4,692	RELX PLC (Industrials)	107,904
1,828	Rolls-Royce Holdings PLC (Industrials)*	23,220
4,220	Royal Bank of Scotland Group PLC (Financials)	14,914
35,593	Royal Mail PLC (Industrials)	133,884
4,189	RSA Insurance Group PLC (Financials)	28,472

Common Stocks – (continued)
United Kingdom – (continued)
12,688	Sage Group PLC (The) (Information Technology)	111,552
867	Schroders PLC (Financials)	31,540
8,304	Segro PLC REIT (Real Estate)	73,008
1,020	Severn Trent PLC (Utilities)	27,392
6,097	Smith & Nephew PLC (Health Care)	116,495
1,766	Smiths Group PLC (Industrials)	33,602
2,074	SSE PLC (Utilities)	32,786
1,405	St James’s Place PLC (Financials)	18,172
2,714	Standard Chartered PLC (Financials)	21,717
19,056	Standard Life Aberdeen PLC (Financials)	62,542
15,552	Taylor Wimpey PLC (Consumer Discretionary)	37,524
40,683	Tesco PLC (Consumer Staples)	122,294
4,133	Unilever NV (Consumer Staples)	223,853
3,432	Unilever PLC (Consumer Staples)	182,961
2,615	United Utilities Group PLC (Utilities)	29,224
57,492	Vodafone Group PLC (Communication Services)	102,684
482	Whitbread PLC (Consumer Discretionary)	31,113
19,234	Wm Morrison Supermarkets PLC (Consumer Staples)	58,867
2,663	WPP PLC (Communication Services)	29,250

		6,563,075

United States – 0.8%
537	Carnival PLC (Consumer Discretionary)	30,113
2,146	Ferguson PLC (Industrials)	149,028
1,253	QIAGEN NV (Health Care)*	47,969

		227,110

TOTAL COMMON STOCKS
(Cost $31,193,865)		$28,858,890

Shares	Description	Rate	Value

Preferred Stocks – 0.6%
Germany – 0.6%
195	Bayerische Motoren Werke AG (Consumer Discretionary)	6.17%	$14,411
1,330	FUCHS PETROLUB SE (Materials)	2.31	59,519
295	Henkel AG & Co KGaA (Consumer Staples)	2.02	29,507
158	Porsche Automobil Holding SE (Consumer Discretionary)	2.93	10,546
156	Sartorius AG (Health Care)	0.36	24,763
158	Volkswagen AG (Consumer Discretionary)	2.55	27,149

TOTAL PREFERRED STOCKS
(Cost $192,909)			$165,895

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $31,386,774)			$29,024,785

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle – 0.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
115,687	2.395%	$115,687
(Cost $115,687)

TOTAL INVESTMENTS – 99.8%
(Cost $31,502,461)		$29,140,472

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		59,278

NET ASSETS – 100.0%		$29,199,750

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.4%
Australia – 6.4%
26,298	AGL Energy Ltd. (Utilities)	$396,833
299,412	Alumina Ltd. (Materials)	543,193
53,954	Amcor Ltd. (Materials)	577,703
38,980	APA Group (Utilities)	277,601
72,999	Aristocrat Leisure Ltd. (Consumer Discretionary)	1,278,643
20,096	ASX Ltd. (Financials)	997,523
117,397	Aurizon Holdings Ltd. (Industrials)	377,520
430,480	AusNet Services (Utilities)	531,370
164,070	Australia & New Zealand Banking Group Ltd. (Financials)	3,268,373
84,112	Bank of Queensland Ltd. (Financials)	539,172
190,045	Bendigo & Adelaide Bank Ltd. (Financials)	1,333,146
161,440	BHP Group Ltd. (Materials)	4,276,108
95,119	BHP Group PLC (Materials)	2,209,001
335,904	BlueScope Steel Ltd. (Materials)	3,216,656
57,603	Brambles Ltd. (Industrials)	481,944
37,942	Caltex Australia Ltd. (Energy)	772,024
64,431	CIMIC Group Ltd. (Industrials)	2,298,848
74,305	Coca-Cola Amatil Ltd. (Consumer Staples)	421,328
38,543	Cochlear Ltd. (Health Care)	4,675,352
282,175	Coles Group Ltd. (Consumer Staples)*	2,274,536
124,441	Commonwealth Bank of Australia (Financials)	6,547,057
48,928	Computershare Ltd. (Information Technology)	600,470
56,755	Crown Resorts Ltd. (Consumer Discretionary)	462,736
40,509	CSL Ltd. (Health Care)	5,584,189
106,244	Dexus REIT (Real Estate)	908,559
8,711	Domino’s Pizza Enterprises Ltd. (Consumer Discretionary)	255,644
90,597	Flight Centre Travel Group Ltd. (Consumer Discretionary)	2,950,116
60,508	Fortescue Metals Group Ltd. (Materials)	260,873
119,869	Goodman Group REIT (Real Estate)	1,091,594
233,958	GPT Group (The) REIT (Real Estate)	973,729
160,064	Harvey Norman Holdings Ltd. (Consumer Discretionary)(a)	409,959
102,461	Insurance Australia Group Ltd. (Financials)	535,785
24,469	Macquarie Group Ltd. (Financials)	2,239,426
408,489	Medibank Pvt Ltd. (Financials)	825,359
261,514	Mirvac Group REIT (Real Estate)	478,159
125,984	National Australia Bank Ltd. (Financials)	2,252,435
32,767	Newcrest Mining Ltd. (Materials)	566,950
111,731	Oil Search Ltd. (Energy)	665,340
198,800	Origin Energy Ltd. (Energy)*	1,040,971
34,163	QBE Insurance Group Ltd. (Financials)	300,170
7,808	Ramsay Health Care Ltd. (Health Care)	359,853
23,830	REA Group Ltd. (Communication Services)	1,382,417

Common Stocks – (continued)
Australia – (continued)
15,889	Rio Tinto Ltd. (Materials)	1,087,015
60,000	Rio Tinto PLC (Materials)	3,460,389
155,800	Santos Ltd. (Energy)	767,040
200,905	Scentre Group REIT (Real Estate)	553,154
38,664	Sonic Healthcare Ltd. (Health Care)	663,481
1,065,162	South32 Ltd. (Materials)	2,963,036
220,750	Stockland REIT (Real Estate)	549,684
117,774	Suncorp Group Ltd. (Financials)	1,135,359
60,555	Sydney Airport (Industrials)	310,189
428,317	Telstra Corp. Ltd. (Communication Services)	953,793
129,683	Transurban Group (Industrials)	1,150,519
276,639	Vicinity Centres REIT (Real Estate)	484,165
28,217	Washington H Soul Pattinson & Co. Ltd. (Energy)	590,807
122,763	Wesfarmers Ltd. (Consumer Discretionary)	2,897,933
188,455	Westpac Banking Corp. (Financials)	3,614,698
46,396	Woodside Petroleum Ltd. (Energy)	1,196,556
209,029	Woolworths Group Ltd. (Consumer Staples)	4,263,622

		88,080,105

Austria – 0.3%
15,440	ANDRITZ AG (Industrials)	771,830
9,646	Erste Group Bank AG (Financials)*	365,215
15,444	OMV AG (Energy)	813,708
64,178	Raiffeisen Bank International AG (Financials)	1,638,443
14,264	Verbund AG (Utilities)	687,379

		4,276,575

Belgium – 0.7%
25,139	Ageas (Financials)	1,240,356
16,127	Anheuser-Busch InBev SA/NV (Consumer Staples)	1,258,840
29,189	Colruyt SA (Consumer Staples)	2,083,993
7,105	Groupe Bruxelles Lambert SA (Financials)	684,292
12,970	KBC Group NV (Financials)	961,754
14,037	Proximus SADP (Communication Services)	371,307
6,545	Solvay SA (Materials)	733,504
12,698	Telenet Group Holding NV (Communication Services)	573,742
16,210	UCB SA (Health Care)	1,360,010

		9,267,798

Canada – 8.9%
6,282	Agnico Eagle Mines Ltd. (Materials)	266,973
38,843	Alimentation Couche-Tard, Inc., Class B (Consumer Staples)	2,187,536
12,022	Atco Ltd., Class I (Utilities)	404,293
37,202	Bank of Montreal (Financials)	2,898,762
73,994	Bank of Nova Scotia (The) (Financials)	4,109,280
31,509	Barrick Gold Corp. (Materials)	397,152

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
15,643	BCE, Inc. (Communication Services)	$695,086
36,725	Brookfield Asset Management, Inc., Class A (Financials)(a)	1,657,505
33,794	CAE, Inc. (Industrials)	712,060
103,402	Cameco Corp. (Energy)	1,198,898
30,822	Canadian Imperial Bank of Commerce (Financials)(a)	2,612,498
27,754	Canadian National Railway Co. (Industrials)	2,379,637
47,247	Canadian Natural Resources Ltd. (Energy)	1,340,997
7,843	Canadian Pacific Railway Ltd. (Industrials)	1,619,338
3,204	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	353,243
15,697	Canadian Utilities Ltd., Class A (Utilities)	417,037
14,638	Canopy Growth Corp. (Health Care)*	693,332
231,633	Cenovus Energy, Inc. (Energy)	2,121,104
40,953	CGI, Inc. (Information Technology)*	2,743,571
179,952	CI Financial Corp. (Financials)	2,541,463
7,400	Constellation Software, Inc. (Information Technology)	6,314,049
138,195	Dollarama, Inc. (Consumer Discretionary)	3,737,666
17,625	Emera, Inc. (Utilities)	626,578
235,474	Empire Co. Ltd., Class A (Consumer Staples)	5,465,786
75,698	Enbridge, Inc. (Energy)	2,798,010
1,568	Fairfax Financial Holdings Ltd. (Financials)	775,702
41,987	Finning International, Inc. (Industrials)	782,036
38,501	First Capital Realty, Inc. (Real Estate)	626,189
33,320	Fortis, Inc. (Utilities)	1,200,481
3,575	Franco-Nevada Corp. (Materials)	269,116
54,090	George Weston Ltd. (Consumer Staples)	3,852,424
14,514	Gildan Activewear, Inc. (Consumer Discretionary)	518,625
48,784	Great-West Lifeco, Inc. (Financials)	1,120,884
48,193	H&R Real Estate Investment Trust REIT (Real Estate)	831,027
173,378	Husky Energy, Inc. (Energy)	1,925,983
28,481	Hydro One Ltd. (Utilities)(b)	446,570
59,653	iA Financial Corp., Inc. (Financials)	2,286,925
22,861	IGM Financial, Inc. (Financials)	596,782
47,155	Imperial Oil Ltd. (Energy)	1,275,727
10,872	Intact Financial Corp. (Financials)	908,064
17,621	Inter Pipeline Ltd. (Energy)	283,113
51,758	Loblaw Cos. Ltd. (Consumer Staples)	2,575,717
32,920	Magna International, Inc. (Consumer Discretionary)	1,735,736
106,454	Manulife Financial Corp. (Financials)(a)	1,797,674
6,142	Methanex Corp. (Materials)	345,435
31,682	Metro, Inc. (Consumer Staples)	1,189,819
34,945	National Bank of Canada (Financials)	1,647,483

Common Stocks – (continued)
Canada – (continued)
13,670	Nutrien Ltd. (Materials)	743,494
10,647	Onex Corp. (Financials)	639,871
14,218	Open Text Corp. (Information Technology)	538,492
30,613	Pembina Pipeline Corp. (Energy)	1,119,455
129,111	Power Corp. of Canada (Financials)	2,753,780
87,032	Power Financial Corp. (Financials)	1,940,873
5,159	Restaurant Brands International, Inc. (Consumer Discretionary)	325,992
33,789	RioCan Real Estate Investment Trust REIT (Real Estate)	644,993
25,665	Rogers Communications, Inc., Class B (Communication Services)	1,416,934
104,607	Royal Bank of Canada (Financials)	8,169,195
59,616	Saputo, Inc. (Consumer Staples)	1,941,481
20,275	Shaw Communications, Inc., Class B (Communication Services)	417,816
7,993	Shopify, Inc., Class A (Information Technology)*	1,512,904
26,998	SmartCentres Real Estate Investment Trust REIT (Real Estate)	692,067
46,450	Sun Life Financial, Inc. (Financials)(a)	1,757,129
72,229	Suncor Energy, Inc. (Energy)	2,487,705
126,976	Teck Resources Ltd., Class B (Materials)	2,843,221
17,972	TELUS Corp. (Communication Services)	652,287
13,766	Thomson Reuters Corp. (Industrials)	747,984
121,432	Toronto-Dominion Bank (The) (Financials)	6,957,676
20,776	TransCanada Corp. (Energy)	928,373
31,528	West Fraser Timber Co. Ltd. (Materials)	1,550,546
74,008	WSP Global, Inc. (Industrials)	3,916,186

		121,981,820

Chile – 0.0%
59,706	Antofagasta PLC (Materials)	743,959

China – 0.1%
291,019	BOC Hong Kong Holdings Ltd. (Financials)	1,216,008

Colombia – 0.0%
5,422	Millicom International Cellular SA (Communication Services)	326,588

Denmark – 1.8%
29,728	Carlsberg A/S, Class B (Consumer Staples)	3,605,126
9,511	Chr Hansen Holding A/S (Materials)	969,927
26,744	Coloplast A/S, Class B (Health Care)	2,668,563
43,736	Danske Bank A/S (Financials)	871,075
17,122	DSV A/S (Industrials)	1,425,723
21,877	H Lundbeck A/S (Health Care)	1,001,648
15,434	ISS A/S (Industrials)(a)	482,173
147,247	Novo Nordisk A/S, Class B (Health Care)	7,232,796

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Denmark – (continued)
11,824	Novozymes A/S, Class B (Materials)	$537,397
22,259	Orsted A/S (Utilities)(b)	1,617,033
22,560	Pandora A/S (Consumer Discretionary)	1,185,103
43,449	Tryg A/S (Financials)	1,185,642
10,724	Vestas Wind Systems A/S (Industrials)	893,626
52,467	William Demant Holding A/S (Health Care)*	1,577,461

		25,253,293

Finland – 0.9%
12,499	Elisa OYJ (Communication Services)	525,041
51,617	Fortum OYJ (Utilities)(a)	1,147,313
13,739	Kone OYJ, Class B (Industrials)(a)	672,249
14,504	Neste OYJ (Energy)	1,395,578
240,529	Nokia OYJ (Information Technology)	1,456,002
76,178	Nordea Bank Abp (Financials)	691,244
68,285	Orion OYJ, Class B (Health Care)	2,442,321
22,851	Sampo OYJ, Class A (Financials)(a)	1,101,185
44,796	Stora Enso OYJ, Class R (Materials)	601,144
63,420	UPM-Kymmene OYJ (Materials)	1,915,179
17,279	Wartsila OYJ Abp (Industrials)	280,968

		12,228,224

France – 11.2%
14,802	Accor SA (Consumer Discretionary)	625,659
3,763	Aeroports de Paris (Industrials)	731,009
18,555	Air Liquide SA (Materials)	2,316,750
24,121	Airbus SE (Industrials)	3,120,205
20,842	Alstom SA (Industrials)	907,068
36,039	Arkema SA (Materials)	3,637,576
62,345	Atos SE (Information Technology)	5,993,169
172,390	AXA SA (Financials)	4,376,522
18,053	BioMerieux (Health Care)	1,490,380
85,591	BNP Paribas SA (Financials)	4,391,174
66,468	Bollore SA (Industrials)	295,785
11,394	Bouygues SA (Industrials)	431,397
29,156	Bureau Veritas SA (Industrials)	697,863
30,467	Capgemini SE (Information Technology)	3,649,682
79,054	Carrefour SA (Consumer Staples)	1,620,339
61,591	Casino Guichard Perrachon SA (Consumer Staples)	3,260,516
28,715	Cie de Saint-Gobain (Industrials)	1,035,212
8,310	Cie Generale des Etablissements Michelin (Consumer Discretionary)	998,305
101,424	CNP Assurances (Financials)	2,346,789
5,573	Covivio REIT (Real Estate)	564,792
207,130	Credit Agricole SA (Financials)	2,649,169
60,625	Danone SA (Consumer Staples)	4,579,007
455	Dassault Aviation SA (Industrials)	766,801
20,030	Dassault Systemes (Information Technology)	2,934,271
19,349	Edenred (Industrials)	859,717
27,109	Eiffage SA (Industrials)	2,647,946
59,556	Electricite de France SA (Utilities)	866,016

Common Stocks – (continued)
France – (continued)
99,797	Engie SA (Utilities)	1,505,715
33,903	EssilorLuxottica SA (Consumer Discretionary)	4,109,541
21,644	Eurazeo SE (Financials)	1,629,103
18,012	Eutelsat Communications SA (Communication Services)	356,058
10,596	Faurecia (Consumer Discretionary)	506,034
4,625	Gecina SA REIT (Real Estate)	686,750
43,687	Getlink SE (Industrials)	645,708
10,507	Hermes International (Consumer Discretionary)	6,661,737
7,909	ICADE REIT (Real Estate)	674,098
7,011	Imerys SA (Materials)	399,012
12,964	Ingenico Group SA (Information Technology)	871,260
23,895	Ipsen SA (Health Care)	3,308,645
4,972	Kering (Consumer Discretionary)	2,718,143
17,399	Klepierre SA REIT (Real Estate)	608,038
16,598	Legrand SA (Industrials)	1,096,209
27,584	L’Oreal SA (Consumer Staples)	6,969,861
22,266	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	7,657,001
256,319	Natixis SA (Financials)	1,410,319
71,453	Orange SA (Communication Services)	1,093,526
13,598	Pernod Ricard SA (Consumer Staples)	2,344,285
164,220	Peugeot SA (Consumer Discretionary)	4,181,262
23,612	Publicis Groupe SA (Communication Services)	1,310,203
5,417	Remy Cointreau SA (Consumer Staples)	706,275
220,984	Rexel SA (Industrials)	2,757,915
23,211	Safran SA (Industrials)	3,169,002
80,901	Sanofi (Health Care)	6,770,968
6,588	Sartorius Stedim Biotech (Health Care)	776,432
30,277	Schneider Electric SE (Industrials)	2,358,878
17,445	SCOR SE (Financials)	786,441
17,806	SEB SA (Consumer Discretionary)	3,069,741
13,417	Societe BIC SA (Industrials)	1,270,361
67,468	Societe Generale SA (Financials)	2,074,298
5,431	Sodexo SA (Consumer Discretionary)(a)	597,278
27,373	Suez (Utilities)	350,191
6,816	Teleperformance (Industrials)	1,218,537
11,902	Thales SA (Industrials)	1,467,092
133,578	TOTAL SA (Energy)(a)	7,603,746
35,313	Ubisoft Entertainment SA (Communication Services)*	2,553,394
3,371	Unibail-Rodamco-Westfield REIT (Real Estate)	545,076
11,873	Valeo SA (Consumer Discretionary)	375,174
37,952	Veolia Environnement SA (Utilities)	834,068
37,537	Vinci SA (Industrials)	3,587,026
42,347	Vivendi SA (Communication Services)	1,239,268
3,277	Wendel SA (Financials)	413,826

		153,060,614

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – 7.1%
28,589	adidas AG (Consumer Discretionary)	$6,953,601
32,503	Allianz SE (Financials)	7,239,388
132,891	Aroundtown SA (Real Estate)	1,119,791
14,550	Axel Springer SE (Communication Services)	830,890
44,657	BASF SE (Materials)	3,406,505
64,929	Bayer AG (Health Care)	5,196,130
6,655	Bayerische Motoren Werke AG (Consumer Discretionary)	563,125
31,402	Beiersdorf AG (Consumer Staples)	2,916,380
13,286	Brenntag AG (Industrials)	659,615
4,918	Continental AG (Consumer Discretionary)	806,419
42,474	Covestro AG (Materials)(b)	2,425,029
17,567	Daimler AG (Consumer Discretionary)	1,053,387
26,704	Deutsche Boerse AG (Financials)	3,378,313
124,151	Deutsche Lufthansa AG (Industrials)	3,173,775
142,749	Deutsche Post AG (Industrials)	4,440,821
188,686	Deutsche Telekom AG (Communication Services)	3,112,201
34,313	Deutsche Wohnen SE (Real Estate)	1,601,961
123,457	E.ON SE (Utilities)	1,361,523
17,491	Evonik Industries AG (Materials)	492,946
6,657	Fraport AG Frankfurt Airport Services Worldwide (Industrials)	535,323
11,454	Fresenius Medical Care AG & Co KGaA (Health Care)	898,379
31,275	Fresenius SE & Co KGaA (Health Care)	1,760,344
8,828	Hannover Rueck SE (Financials)	1,316,871
19,309	HeidelbergCement AG (Materials)	1,421,251
12,524	Henkel AG & Co KGaA (Consumer Staples)	1,177,966
7,632	HOCHTIEF AG (Industrials)	1,211,464
38,191	HUGO BOSS AG (Consumer Discretionary)	2,827,597
55,266	Infineon Technologies AG (Information Technology)	1,214,891
27,756	Innogy SE (Utilities)(b)	1,284,459
9,899	KION Group AG (Industrials)	564,952
23,818	Merck KGaA (Health Care)	2,462,096
5,627	MTU Aero Engines AG (Industrials)	1,207,808
8,065	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	1,901,928
11,221	OSRAM Licht AG (Industrials)(a)	486,817
34,455	ProSiebenSat.1 Media SE (Communication Services)	629,312
4,247	Puma SE (Consumer Discretionary)	2,396,268
174,559	RWE AG (Utilities)	4,265,613
59,681	SAP SE (Information Technology)	6,401,718
36,857	Siemens AG (Industrials)	4,034,488
10,580	Symrise AG (Materials)	933,437
158,838	Telefonica Deutschland Holding AG (Communication Services)	521,988
63,161	Uniper SE (Utilities)	1,841,909

Common Stocks – (continued)
Germany – (continued)
34,487	Vonovia SE (Real Estate)	1,674,488
10,045	Wirecard AG (Information Technology)(a)	1,378,309
50,109	Zalando SE (Consumer Discretionary)*(b)	1,848,716

		96,930,192

Hong Kong – 3.2%
673,316	AIA Group Ltd. (Financials)	6,733,332
59,717	ASM Pacific Technology Ltd. (Information Technology)	632,560
122,974	Bank of East Asia Ltd. (The) (Financials)(a)	428,462
125,467	CK Asset Holdings Ltd. (Real Estate)	1,041,323
222,610	CK Hutchison Holdings Ltd. (Industrials)	2,369,368
50,399	CK Infrastructure Holdings Ltd. (Utilities)	420,216
114,072	CLP Holdings Ltd. (Utilities)	1,351,461
283,237	Dairy Farm International Holdings Ltd. (Consumer Staples)	2,532,139
122,973	Hang Lung Group Ltd. (Real Estate)	386,161
154,256	Hang Lung Properties Ltd. (Real Estate)	364,329
70,717	Hang Seng Bank Ltd. (Financials)	1,752,205
69,343	Henderson Land Development Co. Ltd. (Real Estate)	392,217
684,014	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	712,787
598,106	HKT Trust & HKT Ltd. (Communication Services)	934,136
758,668	Hong Kong & China Gas Co. Ltd. (Utilities)	1,757,062
111,719	Hong Kong Exchanges & Clearing Ltd. (Financials)	3,851,201
63,660	Hongkong Land Holdings Ltd. (Real Estate)	456,442
11,987	Jardine Matheson Holdings Ltd. (Industrials)	821,829
19,242	Jardine Strategic Holdings Ltd. (Industrials)	760,059
436,212	Kerry Properties Ltd. (Real Estate)	1,822,690
123,746	Link REIT REIT (Real Estate)	1,399,075
130,183	MTR Corp. Ltd. (Industrials)	747,949
227,747	New World Development Co. Ltd. (Real Estate)	363,824
342,754	NWS Holdings Ltd. (Industrials)	829,617
3,436,455	PCCW Ltd. (Communication Services)	2,066,303
55,812	Power Assets Holdings Ltd. (Utilities)	387,494
296,131	Shangri-La Asia Ltd. (Consumer Discretionary)	421,007
144,103	Sino Land Co. Ltd. (Real Estate)	268,387
58,942	Sun Hung Kai Properties Ltd. (Real Estate)	976,134

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
121,459	Swire Pacific Ltd., Class A (Real Estate)	$1,444,393
124,182	Swire Properties Ltd. (Real Estate)	498,323
189,172	Techtronic Industries Co. Ltd. (Consumer Discretionary)	1,263,990
2,637,940	WH Group Ltd. (Consumer Staples)(b)	2,342,282
49,956	Wharf Real Estate Investment Co. Ltd. (Real Estate)	350,974
59,163	Wheelock & Co. Ltd. (Real Estate)	400,585

		43,280,316

Ireland – 0.3%
9,277	AerCap Holdings NV (Industrials)*	418,764
45,201	CRH PLC (Materials)	1,432,936
51,544	James Hardie Industries PLC CDI (Materials)	646,876
12,550	Kerry Group PLC, Class A (Consumer Staples)	1,293,308

		3,791,884

Israel – 1.0%
4,912	Azrieli Group Ltd. (Real Estate)	275,077
96,057	Bank Hapoalim BM (Financials)	661,475
272,002	Bank Leumi Le-Israel BM (Financials)	1,799,508
784,013	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	687,687
10,395	Check Point Software Technologies Ltd. (Information Technology)*	1,271,309
132,498	Israel Chemicals Ltd. (Materials)	742,368
41,439	Mizrahi Tefahot Bank Ltd. (Financials)	793,976
19,585	Nice Ltd. (Information Technology)*	2,302,750
239,449	Teva Pharmaceutical Industries Ltd. ADR (Health Care)*	4,029,927
7,089	Wix.com Ltd. (Information Technology)*	774,473

		13,338,550

Italy – 2.4%
155,159	Assicurazioni Generali SpA (Financials)	2,772,987
103,430	Davide Campari-Milano SpA (Consumer Staples)	987,550
411,402	Enel SpA (Utilities)	2,492,227
190,545	Eni SpA (Energy)	3,290,623
23,268	Ferrari NV (Consumer Discretionary)	2,997,942
1,044,989	Intesa Sanpaolo SpA (Financials)	2,580,957
264,555	Leonardo SpA (Industrials)	2,670,873
35,470	Mediobanca Banca di Credito Finanziario SpA (Financials)	356,318
78,480	Moncler SpA (Consumer Discretionary)	3,013,395

Common Stocks – (continued)
Italy – (continued)
164,133	Poste Italiane SpA (Financials)(b)	1,482,104
38,561	Prysmian SpA (Industrials)	788,174
41,211	Recordati SpA (Health Care)	1,551,876
250,110	Snam SpA (Energy)	1,237,458
2,770,458	Telecom Italia SpA (Communication Services)*	1,690,300
3,386,748	Telecom Italia SpA-RSP (Communication Services)	1,847,645
183,781	Terna Rete Elettrica Nazionale SpA (Utilities)	1,144,297
111,573	UniCredit SpA (Financials)	1,520,259

		32,424,985

Japan – 21.0%
15,163	ABC-Mart, Inc. (Consumer Discretionary)	869,026
61,836	Aeon Co. Ltd. (Consumer Staples)	1,303,155
22,272	Ajinomoto Co., Inc. (Consumer Staples)	336,921
88,425	Alfresa Holdings Corp. (Health Care)	2,561,720
21,624	ANA Holdings, Inc. (Industrials)	802,644
14,663	Aozora Bank Ltd. (Financials)	422,819
40,769	Asahi Group Holdings Ltd. (Consumer Staples)	1,760,480
5,366	Asahi Intecc Co. Ltd. (Health Care)	257,888
63,309	Asics Corp. (Consumer Discretionary)	842,831
247,621	Astellas Pharma, Inc. (Health Care)	3,822,644
59,066	Bandai Namco Holdings, Inc. (Consumer Discretionary)	2,515,027
19,629	Benesse Holdings, Inc. (Consumer Discretionary)	533,397
39,476	Bridgestone Corp. (Consumer Discretionary)	1,557,834
99,330	Brother Industries Ltd. (Information Technology)	1,815,815
73,849	Calbee, Inc. (Consumer Staples)	2,046,570
79,467	Canon, Inc. (Information Technology)	2,285,069
28,931	Casio Computer Co. Ltd. (Consumer Discretionary)	392,694
7,976	Central Japan Railway Co. (Industrials)	1,789,441
73,868	Chubu Electric Power Co., Inc. (Utilities)	1,162,897
14,190	Chugai Pharmaceutical Co. Ltd. (Health Care)	964,951
66,413	Chugoku Electric Power Co., Inc. (The) (Utilities)(a)	863,274
45,324	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	1,167,708
34,340	CyberAgent, Inc. (Communication Services)	1,068,883
32,214	Dai Nippon Printing Co. Ltd. (Industrials)	746,027

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
43,258	Dai-ichi Life Holdings, Inc. (Financials)	$654,971
40,325	Daiichi Sankyo Co. Ltd. (Health Care)	1,509,471
13,783	Daikin Industries Ltd. (Industrials)	1,496,914
12,840	Daito Trust Construction Co. Ltd. (Real Estate)	1,780,322
30,701	Daiwa House Industry Co. Ltd. (Real Estate)	950,098
289	Daiwa House REIT Investment Corp. REIT (Real Estate)	644,876
55,075	Daiwa Securities Group, Inc. (Financials)	279,778
30,331	DeNA Co. Ltd. (Communication Services)	467,281
13,707	Denso Corp. (Consumer Discretionary)	588,815
6,164	Dentsu, Inc. (Communication Services)	257,479
3,294	Disco Corp. (Information Technology)	453,916
8,685	East Japan Railway Co. (Industrials)	831,675
18,401	Eisai Co. Ltd. (Health Care)	1,519,917
30,386	Electric Power Development Co. Ltd. (Utilities)	759,923
37,973	FamilyMart UNY Holdings Co. Ltd. (Consumer Staples)(a)	1,083,042
9,049	Fast Retailing Co. Ltd. (Consumer Discretionary)	4,239,991
52,221	FUJIFILM Holdings Corp. (Information Technology)	2,341,313
35,915	Fujitsu Ltd. (Information Technology)	2,422,617
36,001	Hakuhodo DY Holdings, Inc. (Communication Services)	552,046
16,729	Hamamatsu Photonics KK (Information Technology)	589,092
17,497	Hankyu Hanshin Holdings, Inc. (Industrials)	634,997
5,709	Hikari Tsushin, Inc. (Consumer Discretionary)	1,023,128
37,281	Hitachi Ltd. (Information Technology)	1,116,889
156,161	Honda Motor Co. Ltd. (Consumer Discretionary)	4,423,065
63,988	Hoya Corp. (Health Care)	3,911,591
22,700	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	414,766
49,372	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	490,527
164,499	ITOCHU Corp. (Industrials)	2,952,470
29,098	Japan Airlines Co. Ltd. (Industrials)	1,062,553
12,337	Japan Airport Terminal Co. Ltd. (Industrials)	489,845
24,463	Japan Exchange Group, Inc. (Financials)	431,816
33,007	Japan Post Bank Co. Ltd. (Financials)	368,556
90,922	Japan Post Holdings Co. Ltd. (Financials)	1,106,713
221	Japan Prime Realty Investment Corp. REIT (Real Estate)	867,562

Common Stocks – (continued)
Japan – (continued)
177	Japan Real Estate Investment Corp. REIT (Real Estate)	1,025,557
318	Japan Retail Fund Investment Corp. REIT (Real Estate)	641,028
41,674	Japan Tobacco, Inc. (Consumer Staples)	1,060,568
56,243	Kajima Corp. (Industrials)	832,631
181,293	Kakaku.com, Inc. (Communication Services)	3,486,780
38,408	Kamigumi Co. Ltd. (Industrials)	890,505
137,524	Kansai Electric Power Co., Inc. (The) (Utilities)	2,057,548
53,044	Kao Corp. (Consumer Staples)	4,014,038
83,703	KDDI Corp. (Communication Services)	2,021,519
23,829	Keihan Holdings Co. Ltd. (Industrials)	986,810
18,212	Keikyu Corp. (Industrials)	302,006
14,485	Keio Corp. (Industrials)	850,987
12,884	Keisei Electric Railway Co. Ltd. (Industrials)	439,806
3,470	Keyence Corp. (Information Technology)	2,023,959
32,732	Kikkoman Corp. (Consumer Staples)	1,628,955
20,274	Kintetsu Group Holdings Co. Ltd. (Industrials)	916,082
71,915	Kirin Holdings Co. Ltd. (Consumer Staples)	1,607,945
8,557	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	690,279
233,391	Konica Minolta, Inc. (Information Technology)	2,264,304
23,644	Kose Corp. (Consumer Staples)	3,827,388
54,440	Kyushu Electric Power Co., Inc. (Utilities)	647,490
22,250	Kyushu Railway Co. (Industrials)	761,521
33,933	Lawson, Inc. (Consumer Staples)(a)	2,057,562
40,000	LINE Corp. (Communication Services)*(a)	1,476,824
127,041	Lion Corp. (Consumer Staples)	2,605,413
127,667	M3, Inc. (Health Care)	2,117,079
295,031	Marubeni Corp. (Industrials)	2,106,191
21,015	Marui Group Co. Ltd. (Consumer Discretionary)	369,820
16,366	Maruichi Steel Tube Ltd. (Materials)	492,509
213,759	Mazda Motor Corp. (Consumer Discretionary)	2,510,689
16,012	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	717,750
145,978	Medipal Holdings Corp. (Health Care)	3,404,230
28,725	MEIJI Holdings Co. Ltd. (Consumer Staples)	2,275,912
70,188	MISUMI Group, Inc. (Industrials)	1,702,998
288,165	Mitsubishi Chemical Holdings Corp. (Materials)	2,127,585
116,054	Mitsubishi Corp. (Industrials)	3,272,489
79,440	Mitsubishi Electric Corp. (Industrials)	994,784

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
40,729	Mitsubishi Estate Co. Ltd. (Real Estate)	$699,915
39,435	Mitsubishi Heavy Industries Ltd. (Industrials)	1,605,102
569,886	Mitsubishi UFJ Financial Group, Inc. (Financials)	2,952,329
290,043	Mitsubishi UFJ Lease & Finance Co. Ltd. (Financials)	1,477,312
60,697	Mitsui & Co. Ltd. (Industrials)	954,184
13,357	Mitsui Fudosan Co. Ltd. (Real Estate)	316,467
1,574,220	Mizuho Financial Group, Inc. (Financials)	2,477,572
77,754	MonotaRO Co. Ltd. (Industrials)	1,834,190
18,895	MS&AD Insurance Group Holdings, Inc. (Financials)	567,427
5,822	Murata Manufacturing Co. Ltd. (Information Technology)	906,092
42,408	Nagoya Railroad Co. Ltd. (Industrials)	1,167,630
100,281	NEC Corp. (Information Technology)	3,346,604
19,941	NGK Spark Plug Co. Ltd. (Consumer Discretionary)	423,827
10,623	NH Foods Ltd. (Consumer Staples)	387,913
3,073	Nidec Corp. (Industrials)	371,979
96,133	Nikon Corp. (Consumer Discretionary)	1,455,985
172	Nippon Building Fund, Inc. REIT (Real Estate)	1,120,194
39,400	Nippon Electric Glass Co. Ltd. (Information Technology)	1,065,343
321	Nippon Prologis REIT, Inc. REIT (Real Estate)	682,832
17,239	Nippon Steel & Sumitomo Metal Corp. (Materials)	310,262
87,975	Nippon Telegraph & Telephone Corp. (Communication Services)	3,794,179
14,320	Nissan Chemical Corp. (Materials)	722,946
97,946	Nissan Motor Co. Ltd. (Consumer Discretionary)	846,777
36,997	Nisshin Seifun Group, Inc. (Consumer Staples)	793,647
10,501	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	729,184
22,670	Nitori Holdings Co. Ltd. (Consumer Discretionary)	2,827,641
71,577	Nomura Holdings, Inc. (Financials)	276,869
522	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	715,570
116,099	NTT Data Corp. (Information Technology)	1,269,246
91,858	NTT DOCOMO, Inc. (Communication Services)	2,138,430
9,622	Obic Co. Ltd. (Information Technology)	918,809

Common Stocks – (continued)
Japan – (continued)
22,993	Odakyu Electric Railway Co. Ltd. (Industrials)	537,233
167,269	Oji Holdings Corp. (Materials)	994,719
40,787	Olympus Corp. (Health Care)	1,804,491
33,442	Omron Corp. (Information Technology)	1,443,486
17,505	Ono Pharmaceutical Co. Ltd. (Health Care)	359,865
6,042	Oracle Corp. Japan (Information Technology)	451,033
16,752	Oriental Land Co. Ltd. (Consumer Discretionary)	1,840,433
83,567	ORIX Corp. (Financials)	1,210,115
45,600	Osaka Gas Co. Ltd. (Utilities)	933,956
14,964	Otsuka Corp. (Information Technology)	538,365
19,112	Otsuka Holdings Co. Ltd. (Health Care)	796,963
113,327	Panasonic Corp. (Consumer Discretionary)	1,043,480
15,310	Park24 Co. Ltd. (Industrials)	367,759
64,049	Persol Holdings Co. Ltd. (Industrials)	1,097,786
25,790	Pigeon Corp. (Consumer Staples)	1,051,802
101,926	Pola Orbis Holdings, Inc. (Consumer Staples)	2,861,290
200,372	Recruit Holdings Co. Ltd. (Industrials)	5,605,088
159,180	Resona Holdings, Inc. (Financials)	719,685
58,160	Ricoh Co. Ltd. (Information Technology)	590,377
4,315	Rinnai Corp. (Consumer Discretionary)	290,328
10,411	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)(a)	2,470,882
11,338	Sankyo Co. Ltd. (Consumer Discretionary)	417,587
13,257	SBI Holdings, Inc. (Financials)	279,145
15,356	Secom Co. Ltd. (Industrials)	1,327,028
52,447	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	823,077
26,805	Sekisui House Ltd. (Consumer Discretionary)	402,966
49,904	Seven & i Holdings Co. Ltd. (Consumer Staples)	2,193,947
22,573	SG Holdings Co. Ltd. (Industrials)	661,049
28,269	Shimadzu Corp. (Information Technology)	697,075
9,551	Shimamura Co. Ltd. (Consumer Discretionary)(a)	807,356
3,163	Shimano, Inc. (Consumer Discretionary)	480,474
34,618	Shinsei Bank Ltd. (Financials)	475,484
23,725	Shionogi & Co. Ltd. (Health Care)	1,516,593
75,537	Shiseido Co. Ltd. (Consumer Staples)	4,986,039
15,734	Showa Denko KK (Materials)	585,855
91,404	Showa Shell Sekiyu KK (Energy)	1,371,224
19,126	SoftBank Group Corp. (Communication Services)	1,766,217

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
69,980	Sony Corp. (Consumer Discretionary)	$3,357,556
14,449	Sony Financial Holdings, Inc. (Financials)	273,223
17,811	Stanley Electric Co. Ltd. (Consumer Discretionary)	511,994
18,229	Subaru Corp. (Consumer Discretionary)	462,848
24,388	SUMCO Corp. (Information Technology)	309,560
45,512	Sumitomo Corp. (Industrials)	654,347
58,818	Sumitomo Dainippon Pharma Co. Ltd. (Health Care)	1,451,429
29,411	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	409,249
8,606	Sumitomo Heavy Industries Ltd. (Industrials)	294,546
85,113	Sumitomo Mitsui Financial Group, Inc. (Financials)	3,013,973
22,641	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	858,088
23,485	Sumitomo Realty & Development Co. Ltd. (Real Estate)	878,472
37,860	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	486,684
40,859	Sundrug Co. Ltd. (Consumer Staples)	1,251,610
36,567	Suntory Beverage & Food Ltd. (Consumer Staples)	1,612,864
63,807	Suzuken Co. Ltd. (Health Care)	3,496,431
19,098	Suzuki Motor Corp. (Consumer Discretionary)	978,061
38,968	Sysmex Corp. (Health Care)	2,345,011
11,946	Taiheiyo Cement Corp. (Materials)	408,323
7,103	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	719,105
28,969	Taiyo Nippon Sanso Corp. (Materials)	409,345
16,302	Takeda Pharmaceutical Co. Ltd. (Health Care)	654,452
36,772	Teijin Ltd. (Materials)	616,721
19,747	Terumo Corp. (Health Care)	1,209,796
23,042	Tobu Railway Co. Ltd. (Industrials)	643,735
14,002	Toho Co. Ltd. (Communication Services)	500,611
13,037	Toho Gas Co. Ltd. (Utilities)	592,591
47,352	Tohoku Electric Power Co., Inc. (Utilities)	621,038
33,678	Tokio Marine Holdings, Inc. (Financials)	1,641,545
9,361	Tokyo Century Corp. (Financials)	417,511
601,992	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	3,752,986
13,484	Tokyo Electron Ltd. (Information Technology)	1,835,093
18,050	Tokyo Gas Co. Ltd. (Utilities)	496,975
43,427	Tokyu Corp. (Industrials)	736,137
106,479	Tokyu Fudosan Holdings Corp. (Real Estate)	588,255

Common Stocks – (continued)
Japan – (continued)
31,848	Toppan Printing Co. Ltd. (Industrials)	506,959
73,940	Toray Industries, Inc. (Materials)	515,096
16,545	Toshiba Corp. (Industrials)	518,703
44,665	Tosoh Corp. (Materials)	659,222
12,713	TOTO Ltd. (Industrials)	481,363
31,933	Toyo Seikan Group Holdings Ltd. (Materials)	674,976
15,026	Toyo Suisan Kaisha Ltd. (Consumer Staples)	557,468
91,327	Toyota Motor Corp. (Consumer Discretionary)	5,494,223
24,561	Toyota Tsusho Corp. (Industrials)	779,942
9,477	Trend Micro, Inc. (Information Technology)	467,380
12,949	Tsuruha Holdings, Inc. (Consumer Staples)	1,146,938
45,634	Unicharm Corp. (Consumer Staples)	1,453,221
458	United Urban Investment Corp. REIT (Real Estate)	710,122
24,156	USS Co. Ltd. (Consumer Discretionary)	440,068
40,312	Welcia Holdings Co. Ltd. (Consumer Staples)	1,430,402
13,787	West Japan Railway Co. (Industrials)	1,039,227
9,310	Yakult Honsha Co. Ltd. (Consumer Staples)	624,737
357,785	Yamada Denki Co. Ltd. (Consumer Discretionary)	1,729,144
38,064	Yamaguchi Financial Group, Inc. (Financials)	354,927
11,412	Yamaha Corp. (Consumer Discretionary)	561,784
21,733	Yamato Holdings Co. Ltd. (Industrials)	565,972
143,913	Yamazaki Baking Co. Ltd. (Consumer Staples)	2,464,051
22,423	Yaskawa Electric Corp. (Information Technology)(a)	637,521
34,077	Yokogawa Electric Corp. (Information Technology)	656,316
45,009	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	918,213
133,506	ZOZO, Inc. (Consumer Discretionary)	2,513,731

		287,165,851

Luxembourg – 0.4%
137,332	ArcelorMittal (Materials)	3,160,440
25,585	RTL Group SA (Communication Services)	1,444,447
26,246	SES SA (Communication Services)	527,942

		5,132,829

Macau – 0.2%
46,126	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	327,591

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Macau – (continued)
70,926	Sands China Ltd. (Consumer Discretionary)	$354,187
2,037,930	SJM Holdings Ltd. (Consumer Discretionary)	2,297,597
210,457	Wynn Macau Ltd. (Consumer Discretionary)	520,124

		3,499,499

Netherlands – 4.0%
35,882	ABN AMRO Group NV (Financials)(b)	871,111
330,587	Aegon NV (Financials)	1,779,806
10,470	Akzo Nobel NV (Materials)	950,557
17,330	ASML Holding NV (Information Technology)	3,179,491
32,982	EXOR NV (Financials)	2,031,813
37,458	Heineken Holding NV (Consumer Staples)	3,627,675
19,538	Heineken NV (Consumer Staples)	1,971,167
213,448	ING Groep NV (Financials)	2,827,197
213,086	Koninklijke Ahold Delhaize NV (Consumer Staples)	5,501,888
14,074	Koninklijke DSM NV (Materials)	1,512,861
205,337	Koninklijke KPN NV (Communication Services)	634,113
88,691	Koninklijke Philips NV (Health Care)	3,534,737
13,231	Koninklijke Vopak NV (Energy)	647,694
70,476	NN Group NV (Financials)	3,073,616
28,626	NXP Semiconductors NV (Information Technology)	2,614,126
37,961	Randstad NV (Industrials)	2,029,471
261,119	Royal Dutch Shell PLC, Class A (Energy)	8,160,153
215,619	Royal Dutch Shell PLC, Class B (Energy)	6,781,265
47,960	Wolters Kluwer NV (Industrials)	3,166,408

		54,895,149

New Zealand – 0.3%
113,374	a2 Milk Co. Ltd. (Consumer Staples)*	1,105,654
61,677	Auckland International Airport Ltd. (Industrials)	326,595
111,249	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	1,114,498
250,868	Meridian Energy Ltd. (Utilities)	630,867
250,076	Spark New Zealand Ltd. (Communication Services)	635,692

		3,813,306

Norway – 0.7%
22,336	Aker BP ASA (Energy)(a)	757,914
36,464	DNB ASA (Financials)	699,721
78,251	Equinor ASA (Energy)	1,761,160
45,659	Gjensidige Forsikring ASA (Financials)	819,537

Common Stocks – (continued)
Norway – (continued)
73,688	Mowi ASA (Consumer Staples)(a)	1,702,005
65,171	Orkla ASA (Consumer Staples)	514,115
76,417	Schibsted ASA, Class B (Communication Services)	2,834,432
45,028	Telenor ASA (Communication Services)	879,074

		9,967,958

Portugal – 0.4%
806,643	EDP – Energias de Portugal SA (Utilities)	2,962,243
41,854	Galp Energia SGPS SA (Energy)	687,722
132,922	Jeronimo Martins SGPS SA (Consumer Staples)(a)	2,005,498

		5,655,463

Singapore – 1.5%
222,333	Ascendas Real Estate Investment Trust REIT (Real Estate)	460,725
383,783	CapitaLand Commercial Trust REIT (Real Estate)	551,021
393,208	CapitaLand Mall Trust REIT (Real Estate)	698,416
56,254	City Developments Ltd. (Real Estate)	371,363
226,629	ComfortDelGro Corp. Ltd. (Industrials)	400,861
182,377	DBS Group Holdings Ltd. (Financials)	3,352,756
11,688,937	Golden Agri-Resources Ltd. (Consumer Staples)	2,378,965
56,744	Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	1,400,122
416,619	Oversea-Chinese Banking Corp. Ltd. (Financials)	3,410,158
629,739	Singapore Exchange Ltd. (Financials)	3,653,903
98,827	Singapore Technologies Engineering Ltd. (Industrials)	273,544
219,408	Singapore Telecommunications Ltd. (Communication Services)	490,388
234,522	Suntec Real Estate Investment Trust REIT (Real Estate)	334,982
117,777	United Overseas Bank Ltd. (Financials)	2,180,862
102,030	UOL Group Ltd. (Real Estate)	500,636
39,319	Venture Corp. Ltd. (Information Technology)	517,968

		20,976,670

South Africa – 0.4%
167,867	Anglo American PLC (Materials)	4,473,414
107,619	Investec PLC (Financials)	705,414

		5,178,828

Spain – 2.6%
73,317	ACS Actividades de Construccion y Servicios SA (Industrials)	3,254,289

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
8,583	Aena SME SA (Industrials)(b)	$1,533,457
65,795	Amadeus IT Group SA (Information Technology)	4,959,757
269,510	Banco Bilbao Vizcaya Argentaria SA (Financials)	1,679,922
911,629	Banco Santander SA (Financials)	4,459,559
47,708	Bankinter SA (Financials)	392,336
35,385	Enagas SA (Energy)	1,009,338
46,011	Endesa SA (Utilities)	1,160,499
41,313	Ferrovial SA (Industrials)	953,094
309,341	Iberdrola SA (Utilities)	2,589,718
139,223	Industria de Diseno Textil SA (Consumer Discretionary)	4,207,474
498,025	Mapfre SA (Financials)	1,408,680
45,030	Naturgy Energy Group SA (Utilities)	1,223,951
52,447	Red Electrica Corp. SA (Utilities)	1,134,707
256,903	Repsol SA (Energy)	4,424,601
164,707	Telefonica SA (Communication Services)	1,423,332

		35,814,714

Sweden – 2.1%
33,293	Alfa Laval AB (Industrials)	728,567
40,080	Assa Abloy AB, Class B (Industrials)	829,545
58,562	Atlas Copco AB, Class A (Industrials)	1,587,652
23,795	Atlas Copco AB, Class B (Industrials)	597,537
21,037	Boliden AB (Materials)	576,024
30,154	Electrolux AB, Series B (Consumer Discretionary)	789,563
58,573	Epiroc AB, Class A (Industrials)*	588,414
23,080	Essity AB, Class B (Consumer Staples)	644,341
197,523	Hennes & Mauritz AB, Class B (Consumer Discretionary)(a)	2,991,080
17,598	Hexagon AB, Class B (Information Technology)	926,160
45,492	Husqvarna AB, Class B (Consumer Discretionary)	373,075
18,528	ICA Gruppen AB (Consumer Staples)(a)	712,561
24,053	Industrivarden AB, Class C (Financials)	501,218
25,539	Investor AB, Class B (Financials)	1,141,283
19,359	Kinnevik AB, Class B (Financials)	490,754
15,651	L E Lundbergforetagen AB, Class B (Financials)	482,889
23,353	Lundin Petroleum AB (Energy)	764,038
77,399	Sandvik AB (Industrials)	1,272,417
129,666	Securitas AB, Class B (Industrials)	2,034,745
85,238	Skandinaviska Enskilda Banken AB, Class A (Financials)	868,198
35,456	Skanska AB, Class B (Industrials)	639,927
19,715	SKF AB, Class B (Industrials)	332,011
62,159	Svenska Handelsbanken AB, Class A (Financials)	709,421
45,409	Swedbank AB, Class A (Financials)	834,813

Common Stocks – (continued)
Sweden – (continued)
51,640	Swedish Match AB (Consumer Staples)	2,422,365
293,819	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	2,690,962
182,332	Telia Co. AB (Communication Services)	791,889
70,675	Volvo AB, Class B (Industrials)	1,041,286

		28,362,735

Switzerland – 8.2%
39,475	ABB Ltd. (Industrials)	783,199
21,810	Adecco Group AG (Industrials)	1,135,381
4,929	Baloise Holding AG (Financials)	806,492
1,091	Barry Callebaut AG (Consumer Staples)	1,882,583
311	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	2,026,089
20,734	Cie Financiere Richemont SA (Consumer Discretionary)	1,590,953
16,129	Clariant AG (Materials)*	347,287
94,305	Coca-Cola HBC AG (Consumer Staples)*	3,181,034
91,098	Credit Suisse Group AG (Financials)*	1,128,895
5,354	Dufry AG (Consumer Discretionary)*	543,892
1,130	EMS-Chemie Holding AG (Materials)	653,930
2,146	Geberit AG (Industrials)	858,228
644	Givaudan SA (Materials)	1,614,202
925,910	Glencore PLC (Materials)*	3,743,306
12,392	Julius Baer Group Ltd. (Financials)*	542,228
28,207	Kuehne + Nagel International AG (Industrials)	3,687,976
9,184	LafargeHolcim Ltd. (Materials)*	455,420
3,517	Lonza Group AG (Health Care)*	979,690
234,919	Nestle SA (Consumer Staples)	21,308,252
155,898	Novartis AG (Health Care)	14,247,093
9,955	Pargesa Holding SA (Financials)	819,424
7,122	Partners Group Holding AG (Financials)	5,161,698
55,887	Roche Holding AG (Health Care)	15,556,580
3,436	Schindler Holding AG (Industrials)	763,632
4,682	Schindler Holding AG Participation Certificates (Industrials)	1,060,288
1,329	SGS SA (Industrials)	3,395,207
12,369	Sika AG (Materials)	1,676,184
11,205	Sonova Holding AG (Health Care)	2,099,391
164,344	STMicroelectronics NV (Information Technology)	2,689,182
3,909	Straumann Holding AG (Health Care)	3,056,726
6,014	Swatch Group AG (The) – Bearer (Consumer Discretionary)	1,783,916
23,558	Swatch Group AG (The) – Registered (Consumer Discretionary)	1,350,293
5,794	Swiss Life Holding AG (Financials)*	2,530,004
9,164	Swiss Prime Site AG (Real Estate)*	775,012
15,790	Swiss Re AG (Financials)	1,566,320
1,772	Swisscom AG (Communication Services)	821,965

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
7,169	Temenos AG (Information Technology)*	$1,041,311
140,483	UBS Group AG (Financials)*	1,790,940
5,162	Vifor Pharma AG (Health Care)	647,452
7,226	Zurich Insurance Group AG (Financials)	2,393,676

		112,495,331

United Kingdom – 12.6%
279,308	3i Group PLC (Financials)	3,513,719
166,190	Admiral Group PLC (Financials)	4,823,297
21,565	Ashtead Group PLC (Industrials)	574,533
32,525	Associated British Foods PLC (Consumer Staples)	970,356
77,614	AstraZeneca PLC (Health Care)	6,337,560
678,873	Auto Trader Group PLC (Communication Services)(b)	4,295,424
169,179	Aviva PLC (Financials)	952,306
204,415	Babcock International Group PLC (Industrials)	1,470,938
92,211	BAE Systems PLC (Industrials)	571,548
277,130	Barclays PLC (Financials)	605,111
227,961	Barratt Developments PLC (Consumer Discretionary)	1,816,234
33,536	Berkeley Group Holdings PLC (Consumer Discretionary)	1,761,947
1,059,699	BP PLC (Energy)	7,532,400
104,345	British American Tobacco PLC (Consumer Staples)	3,828,503
82,831	British Land Co. PLC (The) REIT (Real Estate)	665,669
220,881	BT Group PLC (Communication Services)	630,776
34,677	Bunzl PLC (Industrials)	1,094,520
192,776	Burberry Group PLC (Consumer Discretionary)	4,844,894
360,026	Centrica PLC (Utilities)	596,194
134,062	CNH Industrial NV (Industrials)	1,453,900
32,732	Coca-Cola European Partners PLC (Consumer Staples)	1,542,986
105,695	Compass Group PLC (Consumer Discretionary)	2,340,739
291,796	ConvaTec Group PLC (Health Care)(b)	514,838
23,834	Croda International PLC (Materials)	1,525,165
8,575	DCC PLC (Industrials)	744,216
126,780	Diageo PLC (Consumer Staples)	4,913,038
126,221	Direct Line Insurance Group PLC (Financials)	598,851
103,775	Experian PLC (Industrials)	2,710,242
240,413	Fiat Chrysler Automobiles NV (Consumer Discretionary)*	3,553,932
354,587	GlaxoSmithKline PLC (Health Care)	7,062,282
196,236	Hargreaves Lansdown PLC (Financials)	4,546,856
1,144,031	HSBC Holdings PLC (Financials)	9,326,352

Common Stocks – (continued)
United Kingdom – (continued)
65,942	Imperial Brands PLC (Consumer Staples)	2,201,946
109,317	Informa PLC (Communication Services)	1,025,379
40,479	InterContinental Hotels Group PLC (Consumer Discretionary)	2,427,966
333,761	International Consolidated Airlines Group SA (Industrials)	2,643,655
18,341	Intertek Group PLC (Industrials)	1,240,749
941,705	J Sainsbury PLC (Consumer Staples)	2,868,367
13,050	Johnson Matthey PLC (Materials)	536,877
502,218	Kingfisher PLC (Consumer Discretionary)	1,617,229
53,603	Land Securities Group PLC REIT (Real Estate)	641,391
791,764	Legal & General Group PLC (Financials)	2,955,070
2,255,641	Lloyds Banking Group PLC (Financials)	1,906,345
30,003	London Stock Exchange Group PLC (Financials)	1,798,608
604,177	Marks & Spencer Group PLC (Consumer Discretionary)	2,193,872
132,789	Meggitt PLC (Industrials)	952,350
137,866	Merlin Entertainments PLC (Consumer Discretionary)(b)	663,086
19,786	Micro Focus International PLC (Information Technology)	492,530
46,956	Mondi PLC (Materials)	1,079,555
186,456	National Grid PLC (Utilities)	2,102,836
42,479	Next PLC (Consumer Discretionary)	2,874,788
104,274	Pearson PLC (Communication Services)	1,173,359
28,005	Persimmon PLC (Consumer Discretionary)	906,279
157,873	Prudential PLC (Financials)	3,338,792
17,976	Reckitt Benckiser Group PLC (Consumer Staples)	1,378,883
121,561	RELX PLC (Industrials)	2,795,591
69,051	Rolls-Royce Holdings PLC (Industrials)*	877,117
121,711	Royal Bank of Scotland Group PLC (Financials)	430,136
753,052	Royal Mail PLC (Industrials)	2,832,623
107,821	RSA Insurance Group PLC (Financials)	732,839
384,203	Sage Group PLC (The) (Information Technology)	3,377,899
30,700	Schroders PLC (Financials)	1,116,812
217,349	Segro PLC REIT (Real Estate)	1,910,924
32,669	Severn Trent PLC (Utilities)	877,317
174,502	Smith & Nephew PLC (Health Care)	3,334,191
53,150	Smiths Group PLC (Industrials)	1,011,290
60,109	SSE PLC (Utilities)	950,218
34,819	St James’s Place PLC (Financials)	450,345
65,748	Standard Chartered PLC (Financials)	526,108

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
433,328	Standard Life Aberdeen PLC (Financials)	$1,422,192
316,911	Taylor Wimpey PLC (Consumer Discretionary)	764,643
935,309	Tesco PLC (Consumer Staples)	2,811,564
115,275	Unilever NV (Consumer Staples)	6,243,558
110,684	Unilever PLC (Consumer Staples)	5,900,611
69,203	United Utilities Group PLC (Utilities)	773,378
1,339,877	Vodafone Group PLC (Communication Services)	2,393,099
19,422	Whitbread PLC (Consumer Discretionary)	1,253,686
646,033	Wm Morrison Supermarkets PLC (Consumer Staples)	1,977,223
92,349	WPP PLC (Communication Services)	1,014,359

		172,516,961

United States – 0.7%
118,814	Bausch Health Cos., Inc. (Health Care)*	2,820,141
19,726	Carnival PLC (Consumer Discretionary)	1,106,175
63,037	Ferguson PLC (Industrials)	4,377,575
21,739	QIAGEN NV (Health Care)*	832,237

		9,136,128

TOTAL COMMON STOCKS
(Cost $1,313,908,694)		$1,360,812,333

Shares	Description	Rate	Value

Preferred Stocks – 0.4%
Germany – 0.4%
54,438	FUCHS PETROLUB SE (Materials)	2.31%	$2,436,151
13,342	Henkel AG & Co KGaA (Consumer Staples)	2.02	1,334,513
5,365	Porsche Automobil Holding SE (Consumer Discretionary)	2.93	358,117
4,163	Sartorius AG (Health Care)	0.36	660,813
3,760	Volkswagen AG (Consumer Discretionary)	2.55	646,081

TOTAL PREFERRED STOCKS
(Cost $5,931,954)			$5,435,675

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,319,840,648)			$1,366,248,008

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle – 1.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,717,599	2.395%	$25,717,599
(Cost $25,717,599)

TOTAL INVESTMENTS – 101.7%
(Cost $1,345,558,247)		$1,391,965,607

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%		(22,406,767)

NET ASSETS – 100.0%		$1,369,558,840

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 8.0%
1,737	CyberAgent, Inc.	$54,067
2,258	DeNA Co. Ltd.	34,787
1,613	Dentsu, Inc.	67,377
6,039	Hakuhodo DY Holdings, Inc.	92,603
5,414	Kakaku.com, Inc.	104,127
14,828	KDDI Corp.	358,112
909	Konami Holdings Corp.	37,521
1,234	LINE Corp.*(a)	45,560
5,653	Nexon Co. Ltd.*	89,731
611	Nintendo Co. Ltd.	167,076
9,555	Nippon Telegraph & Telephone Corp.	412,087
13,179	NTT DOCOMO, Inc.	306,804
9,548	Softbank Corp.*	119,221
5,183	SoftBank Group Corp.	478,631
2,343	Toho Co. Ltd.	83,769
5,465	Yahoo Japan Corp.	14,630

		2,466,103

Consumer Discretionary – 18.4%
888	ABC-Mart, Inc.	50,893
606	Aisin Seiki Co. Ltd.	23,653
4,373	Asics Corp.	58,218
2,679	Bandai Namco Holdings, Inc.	114,072
1,345	Benesse Holdings, Inc.	36,549
4,707	Bridgestone Corp.	185,751
4,849	Casio Computer Co. Ltd.	65,818
2,341	Denso Corp.	100,563
501	Fast Retailing Co. Ltd.	234,748
414	Hikari Tsushin, Inc.	74,194
17,646	Honda Motor Co. Ltd.	499,801
2,514	Iida Group Holdings Co. Ltd.	45,935
3,663	Isetan Mitsukoshi Holdings Ltd.	36,393
2,147	Isuzu Motors Ltd.	30,772
1,215	J Front Retailing Co. Ltd.	13,457
390	Koito Manufacturing Co. Ltd.	22,562
2,097	Marui Group Co. Ltd.	36,903
23,118	Mazda Motor Corp.	271,531
1,295	McDonald’s Holdings Co. Japan Ltd.	58,049
3,793	Mitsubishi Motors Corp.	21,296
1,819	NGK Spark Plug Co. Ltd.	38,661
6,464	Nikon Corp.	97,901
10,555	Nissan Motor Co. Ltd.	91,252
840	Nitori Holdings Co. Ltd.	104,774
1,416	Oriental Land Co. Ltd.	155,567
747	Pan Pacific International Holdings Corp.	44,557
17,542	Panasonic Corp.	161,521
2,623	Rakuten, Inc.	20,641
430	Rinnai Corp.	28,932
374	Ryohin Keikaku Co. Ltd.	88,763
1,143	Sankyo Co. Ltd.	42,098
2,423	Sega Sammy Holdings, Inc.	28,209
5,620	Sekisui Chemical Co. Ltd.	88,197
4,427	Sekisui House Ltd.	66,552
657	Shimamura Co. Ltd.	55,537
427	Shimano, Inc.	64,863
10,421	Sony Corp.	499,987
1,038	Stanley Electric Co. Ltd.	29,838
3,035	Subaru Corp.	77,061

Common Stocks – (continued)
Consumer Discretionary – (continued)
3,393	Sumitomo Electric Industries Ltd.	47,213
2,625	Sumitomo Rubber Industries Ltd.	33,744
2,992	Suzuki Motor Corp.	153,228
1,444	Takashimaya Co. Ltd.(a)	19,003
734	Toyoda Gosei Co. Ltd.	16,629
427	Toyota Industries Corp.	21,902
17,412	Toyota Motor Corp.	1,047,504
1,564	USS Co. Ltd.	28,493
48,802	Yamada Denki Co. Ltd.	235,856
1,522	Yamaha Corp.	74,924
2,535	Yamaha Motor Co. Ltd.	51,397
4,421	Yokohama Rubber Co. Ltd. (The)	90,191
2,557	ZOZO, Inc.	48,145

		5,634,298

Consumer Staples – 11.3%
7,537	Aeon Co. Ltd.	158,838
4,427	Ajinomoto Co., Inc.	66,970
4,100	Asahi Group Holdings Ltd.	177,045
1,859	Calbee, Inc.	51,518
2,798	Coca-Cola Bottlers Japan Holdings, Inc.	72,086
4,653	FamilyMart UNY Holdings Co. Ltd.(a)	132,710
7,787	Japan Tobacco, Inc.	198,173
3,937	Kao Corp.	297,927
2,588	Kikkoman Corp.	128,796
9,632	Kirin Holdings Co. Ltd.	215,362
925	Kobayashi Pharmaceutical Co. Ltd.	74,618
567	Kose Corp.	91,784
1,320	Lawson, Inc.	80,040
3,990	Lion Corp.	81,829
1,405	MEIJI Holdings Co. Ltd.	111,320
1,428	NH Foods Ltd.	52,145
4,659	Nisshin Seifun Group, Inc.	99,943
1,066	Nissin Foods Holdings Co. Ltd.	74,022
1,583	Pigeon Corp.	64,560
2,525	Pola Orbis Holdings, Inc.	70,882
6,408	Seven & i Holdings Co. Ltd.	281,717
3,757	Shiseido Co. Ltd.	247,992
1,981	Sundrug Co. Ltd.	60,683
2,766	Suntory Beverage & Food Ltd.	122,000
1,804	Toyo Suisan Kaisha Ltd.	66,929
844	Tsuruha Holdings, Inc.	74,756
3,738	Unicharm Corp.	119,037
1,726	Welcia Holdings Co. Ltd.	61,244
994	Yakult Honsha Co. Ltd.	66,701
4,337	Yamazaki Baking Co. Ltd.	74,257

		3,475,884

Energy – 0.8%
193	Idemitsu Kosan Co. Ltd.	6,848
1,474	Inpex Corp.	14,340
21,042	JXTG Holdings, Inc.	98,424
7,710	Showa Shell Sekiyu KK	115,664

		235,276

Financials – 10.3%
14,125	Acom Co. Ltd.(a)	48,344
1,251	AEON Financial Service Co. Ltd.	24,600

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
1,030	Aozora Bank Ltd.	$29,701
232	Bank of Kyoto Ltd. (The)	10,389
1,984	Chiba Bank Ltd. (The)	12,048
1,875	Concordia Financial Group Ltd.	7,596
1,013	Credit Saison Co. Ltd.	14,705
14,514	Dai-ichi Life Holdings, Inc.	219,757
6,150	Daiwa Securities Group, Inc.	31,242
689	Fukuoka Financial Group, Inc.	14,904
5,637	Japan Exchange Group, Inc.	99,503
2,424	Japan Post Bank Co. Ltd.	27,066
9,757	Japan Post Holdings Co. Ltd.	118,763
6,648	Mebuki Financial Group, Inc.	17,976
84,401	Mitsubishi UFJ Financial Group, Inc.	437,245
27,939	Mitsubishi UFJ Lease & Finance Co. Ltd.	142,305
172,124	Mizuho Financial Group, Inc.	270,896
3,791	MS&AD Insurance Group Holdings, Inc.	113,846
10,054	Nomura Holdings, Inc.	38,890
14,762	ORIX Corp.	213,765
12,034	Resona Holdings, Inc.	54,408
2,156	SBI Holdings, Inc.	45,398
8,828	Seven Bank Ltd.	25,773
6,429	Shinsei Bank Ltd.	88,304
1,686	Shizuoka Bank Ltd. (The)	13,313
3,027	Sompo Holdings, Inc.	113,037
3,134	Sony Financial Holdings, Inc.	59,262
12,049	Sumitomo Mitsui Financial Group, Inc.	426,672
2,182	Sumitomo Mitsui Trust Holdings, Inc.	82,697
2,078	T&D Holdings, Inc.	24,948
5,264	Tokio Marine Holdings, Inc.	256,580
1,031	Tokyo Century Corp.	45,984
2,311	Yamaguchi Financial Group, Inc.	21,549

		3,151,466

Health Care – 10.5%
4,596	Alfresa Holdings Corp.	133,149
1,414	Asahi Intecc Co. Ltd.	67,956
20,789	Astellas Pharma, Inc.	320,930
2,022	Chugai Pharmaceutical Co. Ltd.	137,500
4,840	Daiichi Sankyo Co. Ltd.	181,174
2,211	Eisai Co. Ltd.	182,628
597	Hisamitsu Pharmaceutical Co., Inc.	29,496
3,765	Hoya Corp.	230,155
3,130	Kyowa Hakko Kirin Co. Ltd.	59,777
4,919	M3, Inc.	81,571
11,977	Medipal Holdings Corp.	279,305
1,649	Mitsubishi Tanabe Pharma Corp.	23,790
2,866	Olympus Corp.	126,797
3,066	Ono Pharmaceutical Co. Ltd.	63,030
2,608	Otsuka Holdings Co. Ltd.	108,753
3,096	Santen Pharmaceutical Co. Ltd.	48,253
2,875	Shionogi & Co. Ltd.	183,781
4,734	Sumitomo Dainippon Pharma Co. Ltd.	116,819
3,423	Suzuken Co. Ltd.	187,570
1,494	Sysmex Corp.	89,906
609	Taisho Pharmaceutical Holdings Co. Ltd.	61,655
8,299	Takeda Pharmaceutical Co. Ltd.	333,168
2,682	Terumo Corp.	164,312

		3,211,475

Common Stocks – (continued)
Industrials – 18.6%
698	AGC, Inc.	24,203
1,373	Amada Holdings Co. Ltd.	14,443
1,872	ANA Holdings, Inc.	69,485
1,118	Central Japan Railway Co.	250,827
3,553	Dai Nippon Printing Co. Ltd.	82,282
130	Daifuku Co. Ltd.	6,376
1,721	Daikin Industries Ltd.	186,911
1,895	East Japan Railway Co.	181,465
860	FANUC Corp.	142,458
388	Fuji Electric Co. Ltd.	12,199
1,383	Hankyu Hanshin Holdings, Inc.	50,192
1,316	Hino Motors Ltd.	12,094
666	Hitachi Construction Machinery Co. Ltd.	16,626
493	Hoshizaki Corp.	33,392
1,119	IHI Corp.	29,513
12,023	ITOCHU Corp.	215,792
1,871	Japan Airlines Co. Ltd.	68,322
651	Japan Airport Terminal Co. Ltd.	25,848
6,850	Kajima Corp.	101,409
2,301	Kamigumi Co. Ltd.	53,350
428	Kawasaki Heavy Industries Ltd.	10,996
1,937	Keihan Holdings Co. Ltd.	80,215
1,222	Keikyu Corp.	20,264
1,421	Keio Corp.	83,483
1,092	Keisei Electric Railway Co. Ltd.	37,276
1,878	Kintetsu Group Holdings Co. Ltd.	84,858
4,332	Komatsu Ltd.	106,276
4,469	Kubota Corp.	60,319
840	Kurita Water Industries Ltd.	21,158
2,081	Kyushu Railway Co.	71,224
1,714	LIXIL Group Corp.	23,234
1,227	Makita Corp.	43,483
38,450	Marubeni Corp.	274,490
1,357	MINEBEA MITSUMI, Inc.	21,771
3,311	MISUMI Group, Inc.	80,336
13,158	Mitsubishi Corp.	371,029
10,981	Mitsubishi Electric Corp.	137,509
6,923	Mitsubishi Heavy Industries Ltd.	281,783
8,787	Mitsui & Co. Ltd.	138,136
1,041	Mitsui OSK Lines Ltd.	24,407
3,908	MonotaRO Co. Ltd.	92,188
464	Nabtesco Corp.	12,250
2,592	Nagoya Railroad Co. Ltd.	71,366
1,273	NGK Insulators Ltd.	19,429
1,031	Nidec Corp.	124,800
659	Nippon Express Co. Ltd.	38,894
1,054	Nippon Yusen KK	16,617
1,230	NSK Ltd.	11,303
2,091	Obayashi Corp.	20,380
2,818	Odakyu Electric Railway Co. Ltd.	65,843
1,712	Park24 Co. Ltd.	41,124
3,531	Persol Holdings Co. Ltd.	60,521
9,253	Recruit Holdings Co. Ltd.	258,838
1,528	Secom Co. Ltd.	132,046
1,144	Seibu Holdings, Inc.	20,327
2,786	SG Holdings Co. Ltd.	81,588
2,506	Shimizu Corp.	22,016
258	SMC Corp.	89,809
608	Sohgo Security Services Co. Ltd.	26,271

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
5,684	Sumitomo Corp.	$81,722
3,584	Sumitomo Heavy Industries Ltd.	122,665
810	Taisei Corp.	38,273
1,425	Tobu Railway Co. Ltd.	39,811
3,954	Tokyu Corp.	67,025
1,753	Toppan Printing Co. Ltd.	27,904
5,283	Toshiba Corp.	165,628
1,598	TOTO Ltd.	60,506
5,668	Toyota Tsusho Corp.	179,989
1,188	West Japan Railway Co.	89,548
3,472	Yamato Holdings Co. Ltd.	90,418

		5,718,533

Information Technology – 10.5%
914	Alps Alpine Co. Ltd.	17,956
4,276	Brother Industries Ltd.	78,168
6,733	Canon, Inc.	193,607
302	Disco Corp.	41,616
3,932	FUJIFILM Holdings Corp.	176,290
2,576	Fujitsu Ltd.	173,762
1,810	Hamamatsu Photonics KK	63,737
119	Hirose Electric Co. Ltd.	12,240
331	Hitachi High-Technologies Corp.	12,592
8,425	Hitachi Ltd.	252,402
643	Keyence Corp.	375,045
10,278	Konica Minolta, Inc.	99,715
1,149	Kyocera Corp.	63,385
990	Murata Manufacturing Co. Ltd.	154,076
6,181	NEC Corp.	206,274
3,083	Nippon Electric Glass Co. Ltd.	83,362
1,125	Nomura Research Institute Ltd.	45,780
10,675	NTT Data Corp.	116,704
707	Obic Co. Ltd.	67,512
2,078	Omron Corp.	89,694
627	Oracle Corp. Japan	46,805
1,636	Otsuka Corp.	58,859
5,569	Renesas Electronics Corp.*	32,618
14,629	Ricoh Co. Ltd.	148,498
139	Rohm Co. Ltd.	8,778
3,939	Seiko Epson Corp.	58,243
3,000	Shimadzu Corp.	73,976
1,928	SUMCO Corp.	24,472
669	TDK Corp.	52,284
1,359	Tokyo Electron Ltd.	184,952
1,348	Trend Micro, Inc.	66,480
1,968	Yaskawa Electric Corp.(a)	55,953
4,615	Yokogawa Electric Corp.	88,884

		3,224,719

Materials – 3.9%
1,150	Air Water, Inc.	18,347
7,500	Asahi Kasei Corp.	81,791
843	Daicel Corp.	8,875
674	Hitachi Chemical Co. Ltd.	12,243
2,473	JFE Holdings, Inc.	43,131
485	Kaneka Corp.	18,974
465	Kansai Paint Co. Ltd.	8,551
906	Kobe Steel Ltd.	7,170
1,690	Kuraray Co. Ltd.	22,681

Common Stocks – (continued)
Materials – (continued)
771	Maruichi Steel Tube Ltd.	23,202
21,108	Mitsubishi Chemical Holdings Corp.	155,845
1,413	Mitsubishi Gas Chemical Co., Inc.	21,604
531	Mitsubishi Materials Corp.	14,596
672	Mitsui Chemicals, Inc.	16,377
451	Nippon Paint Holdings Co. Ltd.	17,340
1,641	Nippon Steel & Sumitomo Metal Corp.	29,534
1,911	Nissan Chemical Corp.	96,477
925	Nitto Denko Corp.	49,374
11,584	Oji Holdings Corp.	68,888
1,746	Shin-Etsu Chemical Co. Ltd.	145,411
710	Showa Denko KK	26,437
8,612	Sumitomo Chemical Co. Ltd.	42,704
351	Taiheiyo Cement Corp.	11,998
2,546	Taiyo Nippon Sanso Corp.	35,976
5,847	Teijin Ltd.	98,063
4,496	Toray Industries, Inc.	31,321
1,083	Tosoh Corp.	15,984
2,852	Toyo Seikan Group Holdings Ltd.	60,284

		1,183,178

Real Estate – 3.8%
1,520	Aeon Mall Co. Ltd.(a)	24,796
931	Daito Trust Construction Co. Ltd.	129,087
4,614	Daiwa House Industry Co. Ltd.	142,789
13	Daiwa House REIT Investment Corp. REIT	29,008
2,093	Hulic Co. Ltd.	19,234
18	Japan Prime Realty Investment Corp. REIT	70,661
14	Japan Real Estate Investment Corp. REIT	81,117
23	Japan Retail Fund Investment Corp. REIT	46,364
7,025	Mitsubishi Estate Co. Ltd.	120,722
3,629	Mitsui Fudosan Co. Ltd.	85,982
14	Nippon Building Fund, Inc. REIT	91,179
14	Nippon Prologis REIT, Inc. REIT	29,781
1,172	Nomura Real Estate Holdings, Inc.	22,204
36	Nomura Real Estate Master Fund, Inc. REIT	49,350
2,986	Sumitomo Realty & Development Co. Ltd.	111,693
10,103	Tokyu Fudosan Holdings Corp.	55,815
37	United Urban Investment Corp. REIT	57,368

		1,167,150

Utilities – 3.7%
7,364	Chubu Electric Power Co., Inc.	115,931
5,272	Chugoku Electric Power Co., Inc. (The)(a)	68,528
3,293	Electric Power Development Co. Ltd.	82,355
8,487	Kansai Electric Power Co., Inc. (The)	126,977
4,854	Kyushu Electric Power Co., Inc.	57,732
5,435	Osaka Gas Co. Ltd.	111,317
1,418	Toho Gas Co. Ltd.	64,455
3,932	Tohoku Electric Power Co., Inc.	51,569
60,498	Tokyo Electric Power Co. Holdings, Inc.*	377,161
2,644	Tokyo Gas Co. Ltd.	72,798

		1,128,823

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $29,952,913)		$30,596,905

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle – 0.9%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
263,303	2.395%	$263,303
(Cost $263,303)

TOTAL INVESTMENTS – 100.7%
(Cost $30,216,216)		$30,860,208

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(202,490)

NET ASSETS – 100.0%		$30,657,718

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 8.0%
113,412	Activision Blizzard, Inc.	$4,779,182
44,948	Alphabet, Inc., Class A*	50,636,169
46,074	Alphabet, Inc., Class C*	51,599,194
983,723	AT&T, Inc.	30,613,460
29,279	CBS Corp., Class B	1,470,099
488,322	CenturyLink, Inc.	6,440,967
3,384	Charter Communications, Inc., Class A*	1,167,175
489,282	Comcast Corp., Class A	18,920,535
99,773	Electronic Arts, Inc.*	9,556,258
376,220	Facebook, Inc., Class A*	60,740,719
42,043	IAC/InterActiveCorp*	8,957,261
80,265	Interpublic Group of Cos., Inc. (The)	1,848,503
48,362	Netflix, Inc.*	17,318,432
56,204	Omnicom Group, Inc.	4,254,643
12,577	Take-Two Interactive Software, Inc.*	1,097,469
114,781	T-Mobile US, Inc.*	8,288,336
204,750	Twenty-First Century Fox, Inc., Class A	10,325,543
102,377	Twitter, Inc.*	3,151,164
581,937	Verizon Communications, Inc.	33,123,854
577,764	Viacom, Inc., Class B	16,882,264
193,563	Walt Disney Co. (The)	21,841,649

		363,012,876

Consumer Discretionary – 12.9%
32,927	Advance Auto Parts, Inc.	5,326,930
62,412	Amazon.com, Inc.*	102,345,070
102,957	Aramark	3,119,597
17,864	AutoZone, Inc.*	16,773,760
199,606	Best Buy Co., Inc.	13,740,877
8,411	Booking Holdings, Inc.*	14,273,803
51,073	Burlington Stores, Inc.*	8,669,131
96,297	Carnival Corp.	5,562,115
2,289	Chipotle Mexican Grill, Inc.*	1,390,636
44,803	Darden Restaurants, Inc.	5,022,864
93,182	Dollar General Corp.	11,038,340
82,067	Dollar Tree, Inc.*	7,905,514
54,153	Domino’s Pizza, Inc.	13,589,154
186,819	eBay, Inc.	6,940,326
32,141	Expedia Group, Inc.	3,963,307
1,370,808	Ford Motor Co.	12,021,986
75,859	Genuine Parts Co.	8,251,942
71,748	Hasbro, Inc.	6,091,405
73,213	Hilton Worldwide Holdings, Inc.	6,084,000
215,121	Home Depot, Inc. (The)	39,827,502
317,574	Kohl’s Corp.	21,445,772
42,076	Las Vegas Sands Corp.	2,584,729
35,593	Lear Corp.	5,412,628
52,005	Lennar Corp., Class A	2,495,200
66,081	LKQ Corp.*	1,830,444
218,599	Lowe’s Cos., Inc.	22,972,569
695,317	Macy’s, Inc.	17,236,908
54,534	Marriott International, Inc., Class A	6,831,474
110,468	McDonald’s Corp.	20,308,437
294,927	NIKE, Inc., Class B	25,284,092

Common Stocks – (continued)
Consumer Discretionary – (continued)
49,072	Norwegian Cruise Line Holdings Ltd.*	2,724,968
41,792	O’Reilly Automotive, Inc.*	15,544,952
63,547	PVH Corp.	7,297,738
769,546	Qurate Retail, Inc.*	13,859,523
157,385	Ross Stores, Inc.	14,924,820
184,682	Starbucks Corp.	12,975,757
189,082	Tapestry, Inc.	6,606,525
221,532	Target Corp.	16,092,084
63,665	Tiffany & Co.	6,050,722
375,407	TJX Cos., Inc. (The)	19,254,625
85,551	Tractor Supply Co.	8,157,288
37,956	Ulta Beauty, Inc.*	11,860,870
6,412	Vail Resorts, Inc.	1,336,197
144,052	VF Corp.	12,584,383
135,800	Yum! Brands, Inc.	12,833,100

		580,444,064

Consumer Staples – 8.8%
166,700	Altria Group, Inc.	8,736,747
141,717	Archer-Daniels-Midland Co.	6,022,973
175,481	Brown-Forman Corp., Class B	8,684,555
27,934	Bunge Ltd.	1,482,737
112,460	Church & Dwight Co., Inc.	7,399,868
101,745	Clorox Co. (The)	16,078,762
445,752	Coca-Cola Co. (The)	20,210,396
221,551	Colgate-Palmolive Co.	14,593,564
96,522	Conagra Brands, Inc.	2,255,719
17,017	Constellation Brands, Inc., Class A	2,878,596
102,615	Costco Wholesale Corp.	22,446,005
125,860	Estee Lauder Cos., Inc. (The), Class A	19,752,468
99,716	General Mills, Inc.	4,699,615
96,117	Hershey Co. (The)	10,638,230
127,898	Hormel Foods Corp.	5,545,657
68,597	JM Smucker Co. (The)	7,265,108
69,447	Kellogg Co.	3,907,088
97,112	Kimberly-Clark Corp.	11,345,595
57,227	Kraft Heinz Co. (The)	1,899,364
439,412	Kroger Co. (The)	12,887,954
94,876	Lamb Weston Holdings, Inc.	6,575,856
46,380	McCormick & Co., Inc.	6,306,752
282,946	Molson Coors Brewing Co., Class B	17,446,450
91,313	Mondelez International, Inc., Class A	4,306,321
112,610	Monster Beverage Corp.*	7,187,896
251,499	PepsiCo, Inc.	29,083,344
219,852	Philip Morris International, Inc.	19,113,933
289,985	Procter & Gamble Co. (The)	28,578,022
237,090	Sysco Corp.	16,015,430
252,119	Tyson Foods, Inc., Class A	15,545,658
271,556	Walgreens Boots Alliance, Inc.	19,332,072
406,256	Walmart, Inc.	40,215,281

		398,438,016

Energy – 3.0%
21,243	Cheniere Energy, Inc.*	1,369,111
188,493	Chevron Corp.	22,539,993
130,235	ConocoPhillips	8,836,445
44,265	EOG Resources, Inc.	4,160,910

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
547,667	Exxon Mobil Corp.	$43,282,123
26,120	Hess Corp.	1,511,042
256,455	HollyFrontier Corp.	13,130,496
105,594	Kinder Morgan, Inc.	2,023,181
168,000	Marathon Petroleum Corp.	10,417,680
64,372	National Oilwell Varco, Inc.	1,811,428
68,424	Occidental Petroleum Corp.	4,526,248
79,161	ONEOK, Inc.	5,086,886
66,976	Phillips 66	6,453,807
58,043	Schlumberger Ltd.	2,557,374
88,330	Valero Energy Corp.	7,204,195
93,378	Williams Cos., Inc. (The)	2,492,259

		137,403,178

Financials – 11.1%
179,033	Aflac, Inc.	8,797,682
4,280	Alleghany Corp.	2,751,869
106,919	Allstate Corp. (The)	10,091,015
461,810	Ally Financial, Inc.	12,510,433
95,411	American Express Co.	10,279,581
64,534	American International Group, Inc.	2,787,869
16,938	Ameriprise Financial, Inc.	2,229,549
996,202	Annaly Capital Management, Inc. REIT	10,091,526
33,271	Aon PLC	5,706,975
110,551	Arch Capital Group Ltd.*	3,611,701
73,305	Arthur J Gallagher & Co.	5,884,925
1,284,028	Bank of America Corp.	37,339,534
77,314	Bank of New York Mellon Corp. (The)	4,057,439
80,892	BB&T Corp.	4,123,065
189,524	Berkshire Hathaway, Inc., Class B*	38,151,181
9,418	BlackRock, Inc.	4,174,246
98,856	Capital One Financial Corp.	8,262,385
14,008	Cboe Global Markets, Inc.	1,343,507
83,711	Charles Schwab Corp. (The)	3,851,543
37,177	Chubb Ltd.	4,978,000
39,609	Cincinnati Financial Corp.	3,438,853
234,737	Citigroup, Inc.	15,018,473
168,291	Citizens Financial Group, Inc.	6,216,670
54,484	CME Group, Inc.	9,911,184
17,135	Comerica, Inc.	1,492,630
71,485	Discover Financial Services	5,119,041
38,287	E*TRADE Financial Corp.	1,875,680
8,937	Everest Re Group Ltd.	2,020,745
280,729	Fifth Third Bancorp	7,742,506
18,286	First Republic Bank	1,919,664
32,533	Franklin Resources, Inc.	1,060,901
64,323	Hartford Financial Services Group, Inc. (The)	3,174,983
150,039	Huntington Bancshares, Inc.	2,162,062
76,542	Intercontinental Exchange, Inc.	5,905,215
192,338	Invesco Ltd.	3,721,740
501,911	JPMorgan Chase & Co.	52,379,432
170,920	KeyCorp	3,018,447
50,619	KKR & Co., Inc., Class A	1,125,260
56,513	Lincoln National Corp.	3,533,193
70,144	Loews Corp.	3,340,257

Common Stocks – (continued)
Financials – (continued)
15,808	M&T Bank Corp.	2,735,733
3,530	Markel Corp.*	3,547,226
98,278	Marsh & McLennan Cos., Inc.	9,141,820
96,102	MetLife, Inc.	4,342,849
70,772	Moody’s Corp.	12,252,049
246,281	Morgan Stanley	10,338,876
60,419	MSCI, Inc.	11,160,598
56,708	Nasdaq, Inc.	5,192,752
34,955	Northern Trust Corp.	3,257,806
35,184	PNC Financial Services Group, Inc. (The)	4,433,888
72,376	Principal Financial Group, Inc.	3,809,873
159,158	Progressive Corp. (The)	11,602,618
88,655	Prudential Financial, Inc.	8,497,582
15,956	Raymond James Financial, Inc.	1,317,646
109,788	Regions Financial Corp.	1,800,523
22,444	Reinsurance Group of America, Inc.	3,242,934
95,127	S&P Global, Inc.	19,060,597
33,000	State Street Corp.	2,371,710
82,521	SunTrust Banks, Inc.	5,353,137
179,712	Synchrony Financial	5,860,408
89,560	T Rowe Price Group, Inc.	8,994,511
46,436	TD Ameritrade Holding Corp.	2,615,740
31,878	Travelers Cos., Inc. (The)	4,236,905
120,208	US Bancorp	6,213,552
614,959	Wells Fargo & Co.	30,680,305
17,866	Willis Towers Watson PLC	3,073,309
21,896	Zions Bancorp NA	1,118,886

		501,454,794

Health Care – 15.5%
200,755	Abbott Laboratories	15,582,603
202,058	AbbVie, Inc.	16,011,076
28,326	ABIOMED, Inc.*	9,475,047
65,380	Agilent Technologies, Inc.	5,193,787
43,588	Align Technology, Inc.*	11,287,984
77,219	Allergan PLC	10,633,829
14,699	AmerisourceBergen Corp.	1,224,427
111,004	Amgen, Inc.	21,099,640
38,649	Anthem, Inc.	11,622,914
124,438	Baxter International, Inc.	9,299,252
36,284	Becton Dickinson and Co.	9,027,096
44,552	Biogen, Inc.*	14,613,502
168,642	Boston Scientific Corp.*	6,765,917
290,290	Bristol-Myers Squibb Co.	14,996,381
224,633	Cardinal Health, Inc.	12,206,557
90,453	Celgene Corp.*	7,518,453
192,340	Centene Corp.*	11,711,583
105,015	Cerner Corp.*	5,875,589
71,085	Cigna Corp.	12,400,067
8,001	Cooper Cos., Inc. (The)	2,288,206
38,971	Covetrus, Inc.*	1,394,382
199,426	CVS Health Corp.	11,532,806
68,777	Danaher Corp.	8,736,055
53,652	DaVita, Inc.*	3,052,799
50,163	DexCom, Inc.*	6,989,211
78,332	Edwards Lifesciences Corp.*	13,260,824
167,477	Eli Lilly & Co.	21,150,670

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
242,142	Gilead Sciences, Inc.	$15,744,073
49,084	HCA Healthcare, Inc.	6,824,639
97,478	Henry Schein, Inc.*	5,780,445
32,488	Hologic, Inc.*	1,531,809
39,949	Humana, Inc.	11,387,063
62,932	IDEXX Laboratories, Inc.*	13,280,540
27,234	Illumina, Inc.*	8,517,978
19,175	Incyte Corp.*	1,653,460
21,690	Intuitive Surgical, Inc.*	11,877,661
44,903	IQVIA Holdings, Inc.*	6,290,910
14,982	Jazz Pharmaceuticals PLC*	2,097,929
439,744	Johnson & Johnson	60,086,620
62,913	Laboratory Corp. of America Holdings*	9,326,223
96,110	McKesson Corp.	12,221,348
109,135	Medtronic PLC	9,876,718
346,248	Merck & Co., Inc.	28,146,500
19,894	Mettler-Toledo International, Inc.*	13,546,024
590,168	Mylan NV*	15,574,534
264,755	Perrigo Co. PLC	12,893,569
980,477	Pfizer, Inc.	42,503,678
42,185	Quest Diagnostics, Inc.	3,651,112
3,891	Regeneron Pharmaceuticals, Inc.*	1,676,009
59,879	ResMed, Inc.	6,133,406
66,118	Stryker Corp.	12,463,904
4,921	Teleflex, Inc.	1,426,303
68,543	Thermo Fisher Scientific, Inc.	17,791,707
177,593	UnitedHealth Group, Inc.	43,016,576
18,270	Universal Health Services, Inc., Class B	2,536,424
54,866	Varian Medical Systems, Inc.*	7,371,796
30,957	Veeva Systems, Inc., Class A*	3,650,140
38,097	Vertex Pharmaceuticals, Inc.*	7,190,809
24,308	Waters Corp.*	5,887,884
14,596	WellCare Health Plans, Inc.*	3,701,254
20,395	Zimmer Biomet Holdings, Inc.	2,531,427
158,554	Zoetis, Inc.	14,940,543

		698,081,672

Industrials – 8.9%
87,145	3M Co.	18,073,002
64,392	AMETEK, Inc.	5,124,315
79,743	Boeing Co. (The)	35,083,730
38,574	Caterpillar, Inc.	5,297,753
154,299	CH Robinson Worldwide, Inc.	13,945,544
46,691	Cintas Corp.	9,646,361
68,398	Copart, Inc.*	4,012,911
10,146	CoStar Group, Inc.*	4,642,099
77,896	CSX Corp.	5,660,702
23,005	Cummins, Inc.	3,544,840
6,676	Deere & Co.	1,095,131
114,975	Delta Air Lines, Inc.	5,700,461
37,930	Dover Corp.	3,433,803
72,568	Eaton Corp. PLC	5,788,749
122,376	Emerson Electric Co.	8,339,924
42,773	Expeditors International of Washington, Inc.	3,205,836
203,482	Fastenal Co.	12,807,157

Common Stocks – (continued)
Industrials – (continued)
28,283	FedEx Corp.	5,119,223
83,001	Fortive Corp.	6,770,392
38,982	General Dynamics Corp.	6,635,516
282,117	General Electric Co.	2,931,196
85,224	Honeywell International, Inc.	13,130,462
15,356	Huntington Ingalls Industries, Inc.	3,215,700
40,105	IDEX Corp.	5,779,131
76,102	IHS Markit Ltd.*	4,046,343
65,843	Illinois Tool Works, Inc.	9,486,659
77,414	Ingersoll-Rand PLC	8,171,822
61,956	Jacobs Engineering Group, Inc.	4,571,114
17,848	JB Hunt Transport Services, Inc.	1,921,694
67,552	Johnson Controls International PLC	2,382,559
34,728	L3 Technologies, Inc.	7,353,654
14,167	Lockheed Martin Corp.	4,383,412
108,796	Masco Corp.	4,086,378
216,407	Nielsen Holdings PLC	5,669,863
25,980	Norfolk Southern Corp.	4,658,214
32,050	Northrop Grumman Corp.	9,293,218
18,388	PACCAR, Inc.	1,246,706
38,202	Parker-Hannifin Corp.	6,729,664
46,444	Raytheon Co.	8,661,806
83,450	Republic Services, Inc.	6,544,984
39,405	Rockwell Automation, Inc.	7,036,157
25,445	Roper Technologies, Inc.	8,235,274
115,745	Southwest Airlines Co.	6,486,350
15,166	Spirit AeroSystems Holdings, Inc., Class A	1,498,401
23,553	Stanley Black & Decker, Inc.	3,119,124
247,480	Textron, Inc.	13,438,164
10,856	TransDigm Group, Inc.*	4,712,481
14,399	TransUnion	929,599
68,527	Union Pacific Corp.	11,491,978
154,037	United Continental Holdings, Inc.*	13,525,989
33,742	United Parcel Service, Inc., Class B	3,718,368
16,166	United Rentals, Inc.*	2,175,782
90,257	United Technologies Corp.	11,342,597
53,513	Verisk Analytics, Inc.*	6,765,649
1,515	Wabtec Corp.	110,989
88,321	Waste Management, Inc.	8,942,501
44,029	WW Grainger, Inc.	13,418,718
32,612	XPO Logistics, Inc.*	1,642,014
66,474	Xylem, Inc.	5,022,111

		401,804,274

Information Technology – 22.7%
159,077	Accenture PLC, Class A	25,671,846
87,642	Adobe, Inc.*	23,006,025
386,696	Advanced Micro Devices, Inc.*	9,098,957
68,410	Akamai Technologies, Inc.*	4,765,441
34,051	Alliance Data Systems Corp.	5,890,823
149,182	Amdocs Ltd.	8,290,044
55,870	Amphenol Corp., Class A	5,250,104
26,290	Analog Devices, Inc.	2,811,978
28,437	ANSYS, Inc.*	5,040,743
710,895	Apple, Inc.	123,091,469
193,364	Applied Materials, Inc.	7,413,576
15,510	Arista Networks, Inc.*	4,424,227

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
61,559	Autodesk, Inc.*	$10,034,733
60,963	Automatic Data Processing, Inc.	9,329,168
19,994	Broadcom, Inc.	5,505,548
66,644	Broadridge Financial Solutions, Inc.	6,747,705
236,812	Cadence Design Systems, Inc.*	13,557,487
82,817	CDW Corp.	7,775,688
625,448	Cisco Systems, Inc.	32,379,443
106,951	Citrix Systems, Inc.	11,283,330
126,985	Cognizant Technology Solutions Corp., Class A	9,013,395
51,638	Corning, Inc.	1,797,519
307,118	DXC Technology Co.	20,226,791
51,774	F5 Networks, Inc.*	8,705,280
92,544	Fidelity National Information Services, Inc.	10,008,634
145,239	Fiserv, Inc.*	12,300,291
12,546	FleetCor Technologies, Inc.*	2,926,731
62,764	Fortinet, Inc.*	5,447,288
31,826	Gartner, Inc.*	4,528,840
27,922	Global Payments, Inc.	3,640,470
28,621	GoDaddy, Inc., Class A*	2,136,558
66,400	Hewlett Packard Enterprise Co.	1,087,632
414,998	HP, Inc.	8,187,911
820,956	Intel Corp.	43,477,830
159,834	International Business Machines Corp.	22,077,870
113,892	Intuit, Inc.	28,146,130
41,692	Jack Henry & Associates, Inc.	5,529,610
96,623	Juniper Networks, Inc.	2,616,551
46,138	Keysight Technologies, Inc.*	3,894,509
57,027	KLA-Tencor Corp.	6,586,048
55,038	Lam Research Corp.	9,691,641
172,251	Leidos Holdings, Inc.	11,125,692
121,888	Mastercard, Inc., Class A	27,396,766
51,300	Maxim Integrated Products, Inc.	2,792,259
26,288	Microchip Technology, Inc.	2,283,639
565,270	Micron Technology, Inc.*	23,108,238
1,242,498	Microsoft Corp.	139,197,051
56,859	Motorola Solutions, Inc.	8,137,660
114,010	NetApp, Inc.	7,433,452
98,806	NVIDIA Corp.	15,241,814
428,119	Oracle Corp.	22,317,843
21,276	Palo Alto Networks, Inc.*	5,239,640
111,916	Paychex, Inc.	8,619,770
99,121	PayPal Holdings, Inc.*	9,720,796
49,590	PTC, Inc.*	4,602,944
15,638	Qorvo, Inc.*	1,096,849
40,421	QUALCOMM, Inc.	2,158,077
66,493	Red Hat, Inc.*	12,141,622
112,394	salesforce.com, Inc.*	18,393,278
152,148	Seagate Technology PLC	7,084,011
44,381	ServiceNow, Inc.*	10,626,587
85,188	Skyworks Solutions, Inc.	6,956,452
44,705	Splunk, Inc.*	6,074,515
79,982	Square, Inc., Class A*	6,497,738
27,633	SS&C Technologies Holdings, Inc.	1,701,640
300,957	Symantec Corp.	6,768,523
92,159	Synopsys, Inc.*	9,370,727

Common Stocks – (continued)
Information Technology – (continued)
57,217	TE Connectivity Ltd.	4,696,944
188,786	Texas Instruments, Inc.	19,969,783
87,861	Total System Services, Inc.	8,294,078
27,556	Trimble, Inc.*	1,102,516
65,781	VeriSign, Inc.*	11,711,649
211,543	Visa, Inc., Class A	31,333,749
23,935	VMware, Inc., Class A	4,112,272
369,234	Western Digital Corp.	18,572,470
150,761	Western Union Co. (The)	2,694,099
18,859	Workday, Inc., Class A*	3,732,762
39,579	Worldpay, Inc., Class A*	3,791,668
34,002	Xilinx, Inc.	4,260,451

		1,023,755,888

Materials – 1.6%
18,602	Air Products & Chemicals, Inc.	3,370,310
90,178	Ball Corp.	4,939,951
17,580	Celanese Corp.	1,798,258
29,605	CF Industries Holdings, Inc.	1,249,331
56,836	DowDuPont, Inc.	3,025,380
23,815	Eastman Chemical Co.	1,969,262
44,745	Ecolab, Inc.	7,557,878
595,424	Freeport-McMoRan, Inc.	7,680,970
28,318	International Flavors & Fragrances, Inc.	3,610,545
34,075	International Paper Co.	1,561,316
30,289	Linde PLC (United Kingdom)	5,247,266
16,273	LyondellBasell Industries NV, Class A	1,391,667
47,930	Mosaic Co. (The)	1,498,771
42,288	Newmont Mining Corp.	1,442,867
15,813	Packaging Corp. of America	1,511,565
32,669	PPG Industries, Inc.	3,657,948
21,445	Sherwin-Williams Co. (The)	9,289,974
97,456	Steel Dynamics, Inc.	3,637,058
211,052	WestRock Co.	7,889,124

		72,329,441

Real Estate – 2.7%
23,571	Alexandria Real Estate Equities, Inc. REIT	3,203,063
42,480	American Tower Corp. REIT	7,482,852
18,386	AvalonBay Communities, Inc. REIT	3,578,467
20,616	Boston Properties, Inc. REIT	2,735,537
174,175	CBRE Group, Inc., Class A*	8,666,948
60,055	Crown Castle International Corp. REIT	7,131,531
60,698	Digital Realty Trust, Inc. REIT	6,866,158
116,917	Duke Realty Corp. REIT	3,457,236
4,276	Equinix, Inc. REIT	1,810,886
63,198	Equity Residential REIT	4,657,061
15,194	Essex Property Trust, Inc. REIT	4,251,889
35,124	Extra Space Storage, Inc. REIT	3,369,797
14,363	Federal Realty Investment Trust REIT	1,918,753
124,841	HCP, Inc. REIT	3,841,358
412,212	Host Hotels & Resorts, Inc. REIT	8,083,477
37,905	Iron Mountain, Inc. REIT	1,342,595
22,298	Mid-America Apartment Communities, Inc. REIT	2,309,627

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
65,976	Prologis, Inc. REIT	$4,622,279
17,306	Public Storage REIT	3,660,046
86,258	Realty Income Corp. REIT	5,965,603
27,318	Regency Centers Corp. REIT	1,782,500
14,438	SBA Communications Corp. REIT*	2,606,925
31,503	Simon Property Group, Inc. REIT	5,707,083
58,077	SL Green Realty Corp. REIT	5,268,745
78,788	UDR, Inc. REIT	3,499,763
86,156	Ventas, Inc. REIT	5,406,289
40,339	Vornado Realty Trust REIT	2,715,218
55,497	Welltower, Inc. REIT	4,123,982
64,600	Weyerhaeuser Co. REIT	1,607,894

		121,673,562

Utilities – 4.5%
236,971	AES Corp.	4,083,010
82,272	Alliant Energy Corp.	3,773,817
99,275	Ameren Corp.	7,072,351
104,192	American Electric Power Co., Inc.	8,455,181
55,404	American Water Works Co., Inc.	5,630,154
49,959	Atmos Energy Corp.	4,938,447
185,326	CenterPoint Energy, Inc.	5,585,726
110,370	CMS Energy Corp.	6,004,128
87,744	Consolidated Edison, Inc.	7,234,493
66,807	Dominion Energy, Inc.	4,949,731
60,623	DTE Energy Co.	7,490,578
95,913	Duke Energy Corp.	8,599,560
71,078	Edison International	4,256,861
72,632	Entergy Corp.	6,778,745
65,332	Evergy, Inc.	3,652,712
92,407	Eversource Energy	6,450,933
183,871	Exelon Corp.	8,934,292
171,748	FirstEnergy Corp.	6,998,731
86,136	NextEra Energy, Inc.	16,169,450
137,252	NiSource, Inc.	3,703,059
186,261	NRG Energy, Inc.	7,763,358
97,717	PG&E Corp.*	1,664,120
44,228	Pinnacle West Capital Corp.	4,145,933
157,837	PPL Corp.	5,077,616
122,568	Public Service Enterprise Group, Inc.	7,208,224
22,651	Sempra Energy	2,728,086
142,205	Southern Co. (The)	7,066,166
150,550	UGI Corp.	8,265,195
589,852	Vistra Energy Corp.*	15,359,746
95,260	WEC Energy Group, Inc.	7,266,433
137,694	Xcel Energy, Inc.	7,553,893

		204,860,729

TOTAL INVESTMENTS – 99.7%
(Cost $3,951,441,542)		$4,503,258,494

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		12,668,540

NET ASSETS – 100.0%		$4,515,927,034

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 3.2%
1,524	AMC Entertainment Holdings, Inc., Class A	$21,382
1,916	Boingo Wireless, Inc.*	42,861
928	Boston Omaha Corp., Class A*	23,181
87	Cardlytics, Inc.*	1,533
2,428	Care.com, Inc.*	61,161
2,803	Cargurus, Inc.*	119,772
2,898	Cars.com, Inc.*	68,219
6,014	Central European Media Enterprises Ltd., Class A (Czech Republic)*	21,109
1,624	Cogent Communications Holdings, Inc.	79,105
1,604	Consolidated Communications Holdings, Inc.	15,928
78	Daily Journal Corp.*(a)	17,549
1,628	Emerald Expositions Events, Inc.	20,480
3,389	Entercom Communications Corp., Class A	20,876
2,173	Entravision Communications Corp., Class A	8,583
2,280	Eros International PLC (India)*(a)	21,911
1,868	EW Scripps Co. (The), Class A	39,508
12,098	Frontier Communications Corp.*(a)	36,899
8,689	Gannett Co, Inc.	102,009
9,606	Glu Mobile, Inc.*	86,262
2,529	Gray Television, Inc.*	55,410
1,640	Hemisphere Media Group, Inc.*	22,796
748	Intelsat S.A.*	18,012
1,189	Iridium Communications, Inc.*	25,314
1,100	Liberty Latin America Ltd., Class C (Chile)*	21,329
985	Liberty Media Corp. – Liberty Braves, Class A*	27,344
1,426	Liberty Media Corp. – Liberty Braves, Class C*	39,700
1,973	Liberty TripAdvisor Holdings, Inc., Class A*	29,773
742	Marcus Corp. (The)	31,453
13,292	Meet Group, Inc. (The)*	79,752
685	Meredith Corp.	39,230
3,869	MSG Networks, Inc., Class A*	93,398
4,533	National CineMedia, Inc.	35,085
6,177	New Media Investment Group, Inc.	82,278
6,597	New York Times Co. (The), Class A	216,711
1,379	Nexstar Media Group, Inc., Class A	134,770
6,488	NII Holdings, Inc.*	25,238
2,147	Ooma, Inc.*	35,018
4,173	QuinStreet, Inc.*	55,876
1,647	Reading International, Inc., Class A*	26,533
4,462	Rosetta Stone, Inc.*	71,883
250	Saga Communications, Inc., Class A	8,400
2,556	Scholastic Corp.	108,144
1,015	Shenandoah Telecommunications Co.	45,107
2,368	Sinclair Broadcast Group, Inc., Class A	85,485
2,395	Spok Holdings, Inc.	33,075
3,056	TechTarget, Inc.*	50,668
4,628	TEGNA, Inc.	60,951
1,383	Tribune Publishing Co.*	16,679
6,898	TrueCar, Inc.*	49,942
21,710	Vonage Holdings Corp.*	223,179

Common Stocks – (continued)
Communication Services – (continued)
9,090	Windstream Holdings, Inc.*(a)	3,636
2,336	World Wrestling Entertainment, Inc., Class A	195,523
3,849	Yelp, Inc.*	143,414

		2,999,434

Consumer Discretionary – 12.3%
4,244	1-800-Flowers.com, Inc., Class A*	75,713
4,183	Aaron’s, Inc.	227,095
4,174	Abercrombie & Fitch Co., Class A	91,619
1,795	Acushnet Holdings Corp.	44,713
3,362	Adtalem Global Education, Inc.*	162,048
2,943	American Axle & Manufacturing Holdings, Inc.*	47,382
6,961	American Eagle Outfitters, Inc.	142,004
1,302	American Outdoor Brands Corp.*	16,340
3,030	American Public Education, Inc.*	97,899
985	America’s Car-Mart, Inc.*	80,376
720	Asbury Automotive Group, Inc.*	51,689
28,085	Ascena Retail Group, Inc.*	62,349
1,595	Bassett Furniture Industries, Inc.	31,501
4,909	BBX Capital Corp.	30,043
3,223	Beazer Homes USA, Inc.*	39,063
4,042	Bed Bath & Beyond, Inc.	67,623
848	Belmond Ltd., Class A (United Kingdom)*	21,073
1,267	Big 5 Sporting Goods Corp.	5,106
2,106	Big Lots, Inc.	66,402
4	Biglari Holdings, Inc., Class A*	2,796
122	Biglari Holdings, Inc., Class B*	16,349
336	BJ’s Restaurants, Inc.	16,074
1,500	Bloomin’ Brands, Inc.	31,020
2,604	Boot Barn Holdings, Inc.*	74,214
3,174	Boyd Gaming Corp.	94,458
2,393	Brinker International, Inc.	109,528
2,095	Buckle, Inc. (The)(a)	40,203
2,468	Caleres, Inc.	76,755
4,221	Callaway Golf Co.	72,643
9,210	Career Education Corp.*	153,070
1,637	Carriage Services, Inc.	34,393
1,172	Cato Corp. (The), Class A	18,447
235	Cavco Industries, Inc.*	32,531
4,663	Century Casinos, Inc.*	39,309
1,842	Cheesecake Factory, Inc. (The)	87,127
4,548	Chegg, Inc.*	180,237
7,825	Chico’s FAS, Inc.	45,698
927	Children’s Place, Inc. (The)	88,584
993	Churchill Downs, Inc.	93,143
1,419	Citi Trends, Inc.	30,707
1,954	Clarus Corp.	23,800
1,273	Conn’s, Inc.*	30,030
1,508	Cooper Tire & Rubber Co.	48,196
877	Cooper-Standard Holdings, Inc.*	52,716
1,144	Core-Mark Holding Co, Inc.	36,047
405	Cracker Barrel Old Country Store, Inc.	65,606
6,304	Crocs, Inc.*	161,887
1	Culp, Inc.	19
4,301	Dana, Inc.	84,945
891	Dave & Buster’s Entertainment, Inc.	45,735

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,605	Deckers Outdoor Corp.*	$237,460
3,058	Del Taco Restaurants, Inc.*	31,620
5,632	Denny’s Corp.*	98,335
559	Dillard’s, Inc., Class A(a)	43,904
267	Dine Brands Global, Inc.	26,486
1,726	Dorman Products, Inc.*	139,633
4,258	Drive Shack, Inc.*	18,778
2,433	DSW, Inc., Class A	72,041
1,549	Duluth Holdings, Inc., Class B*(a)	39,345
2,484	El Pollo Loco Holdings, Inc.*	37,583
1,578	Eldorado Resorts, Inc.*	76,075
2,437	Ethan Allen Interiors, Inc.	48,935
3,160	Etsy, Inc.*	225,213
4,166	Express, Inc.*	21,663
2,636	Fiesta Restaurant Group, Inc.*	39,725
1,856	Five Below, Inc.*	223,370
118	Flexsteel Industries, Inc.	2,937
6,223	Fossil Group, Inc.*	97,328
2,289	Fox Factory Holding Corp.*	145,077
1,582	Gaia, Inc.*(a)	17,592
3,318	GameStop Corp., Class A	38,821
1,607	Genesco, Inc.*	77,570
1,650	Gentherm, Inc.*	67,650
1,455	G-III Apparel Group Ltd.*	51,813
630	Golden Entertainment, Inc.*(a)	11,479
4,892	GoPro, Inc., Class A*(a)	28,520
937	Green Brick Partners, Inc.*	8,349
572	Group 1 Automotive, Inc.	35,567
17,355	Groupon, Inc.*	56,751
1,794	Guess?, Inc.	40,168
113	Hamilton Beach Brands Holding Co., Class A	2,742
1,916	Haverty Furniture Cos, Inc.	46,674
767	Helen of Troy Ltd.*	85,988
2,366	Hibbett Sports, Inc.*	43,866
584	Hooker Furniture Corp.	18,338
4,370	Houghton Mifflin Harcourt Co.*	34,567
1,590	Hudson Ltd, Class A*	23,691
891	Installed Building Products, Inc.*	38,865
1,449	International Speedway Corp., Class A	62,669
1,264	iRobot Corp.*(a)	158,076
2,843	J Alexander’s Holdings, Inc.*	25,957
1,126	Jack in the Box, Inc.	90,688
814	Johnson Outdoors, Inc., Class A	53,431
5,542	K12, Inc.*	177,566
3,859	KB Home	88,024
3,372	Kirkland’s, Inc.*	39,385
1,308	Laureate Education, Inc., Class A*	19,999
3,198	La-Z-Boy, Inc.	110,043
1,278	LCI Industries	104,131
2,574	Leaf Group Ltd.*	20,927
994	Liberty Expedia Holdings, Inc., Class A*	44,034
2,081	Lifetime Brands, Inc.	21,767
1,563	Lindblad Expeditions Holdings, Inc.*	21,241
3,042	Liquidity Services, Inc.*	20,990
255	Lithia Motors, Inc., Class A	23,019
2,237	Lumber Liquidators Holdings, Inc.*	26,419
1,309	M/I Homes, Inc.*	34,086

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,138	Malibu Boats, Inc., Class A*	52,587
1,394	Marine Products Corp.	19,739
1,182	Marriott Vacations Worldwide Corp.	115,056
3,075	MasterCraft Boat Holdings, Inc.*	75,860
828	MDC Holdings, Inc.	23,880
776	Meritage Homes Corp.*	34,028
1,717	Modine Manufacturing Co.*	25,807
782	Monarch Casino & Resort, Inc.*	34,291
552	Monro, Inc.	42,123
775	Movado Group, Inc.	27,148
927	Murphy USA, Inc.*	72,093
634	Nathan’s Famous, Inc.	45,065
843	National Vision Holdings, Inc.*	28,325
3,480	Nautilus, Inc.*	22,724
2,444	Noodles & Co.*	19,161
1,837	Nutrisystem, Inc.	79,505
17,133	Office Depot, Inc.	59,452
1,470	Ollie’s Bargain Outlet Holdings, Inc.*	129,683
1,685	Overstock.com, Inc.*(a)	33,380
1,369	Oxford Industries, Inc.	108,192
1,737	Papa John’s International, Inc.(a)	75,924
2,004	Party City Holdco, Inc.*	20,862
4,824	Penn National Gaming, Inc.*	119,876
1,356	PetMed Express, Inc.	31,256
1,378	Pier 1 Imports, Inc.*	1,860
1,925	Planet Fitness, Inc., Class A*	113,151
5,039	Potbelly Corp.*	42,428
2,295	Quotient Technology, Inc.*	23,019
1,389	RCI Hospitality Holdings, Inc.	32,489
1,092	Red Robin Gourmet Burgers, Inc.*	33,208
850	Red Rock Resorts, Inc., Class A	23,902
4,437	Regis Corp.*	80,265
3,683	Remark Holdings, Inc.*	7,624
5,497	Rent-A-Center, Inc.*	102,299
1,059	RH*	162,652
314	Rocky Brands, Inc.	9,404
1,319	Roku, Inc.*	87,437
6,485	RTW RetailWinds, Inc.*	19,714
3,191	Ruth’s Hospitality Group, Inc.	81,115
3,951	Sally Beauty Holdings, Inc.*	71,395
1,958	SeaWorld Entertainment, Inc.*	53,434
370	Shake Shack, Inc., Class A*	20,402
2,083	Shoe Carnival, Inc.	79,446
1,694	Shutterfly, Inc.*	75,908
1,363	Shutterstock, Inc.	63,148
1,711	Signet Jewelers Ltd.	48,096
1,440	Skyline Champion Corp.	28,598
2,184	Sleep Number Corp.*	95,332
1,506	Sotheby’s*	66,068
2,258	Speedway Motorsports, Inc.	39,876
2,690	Sportsman’s Warehouse Holdings, Inc.*	16,920
642	Stamps.com, Inc.*	60,342
1,722	Standard Motor Products, Inc.	84,895
3,688	Steven Madden Ltd.	121,667
4,802	Stoneridge, Inc.*	141,995
1,562	Strategic Education, Inc.	204,278
1,361	Sturm Ruger & Co., Inc.	77,509
3,845	Tailored Brands, Inc.	49,831

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
3,763	Taylor Morrison Home Corp., Class A*	$63,106
1,366	Tenneco, Inc., Class A	47,264
1,896	Texas Roadhouse, Inc.	120,036
2,896	Tilly’s, Inc., Class A	35,128
1,323	TopBuild Corp.*	78,718
1,152	Tower International, Inc.	29,549
3,239	Town Sports International Holdings, Inc.*	17,653
4,183	TRI Pointe Group, Inc.*	52,706
1,666	Tupperware Brands Corp.	50,163
1,759	Turtle Beach Corp.*(a)	27,071
4,439	Vera Bradley, Inc.*	42,392
1,956	Vista Outdoor, Inc.*	17,428
1,979	Weight Watchers International, Inc.*	40,035
778	Weyco Group, Inc.	23,589
1,215	Wingstop, Inc.	80,931
482	Winmark Corp.	83,024
3,285	Wolverine World Wide, Inc.	117,472
4,228	ZAGG, Inc.*	49,045
2,899	Zumiez, Inc.*	71,605

		11,305,915

Consumer Staples – 2.8%
442	Alico, Inc.	13,375
627	B&G Foods, Inc.(a)	15,437
1,469	BJ’s Wholesale Club Holdings, Inc.*	37,195
723	Boston Beer Co, Inc. (The), Class A*	225,981
381	Calavo Growers, Inc.	32,434
1,581	Cal-Maine Foods, Inc.	69,722
18,160	Castle Brands, Inc.*	15,981
5,114	Celsius Holdings, Inc.*(a)	18,206
1,096	Central Garden & Pet Co.*(a)	34,283
1,213	Central Garden & Pet Co., Class A*	33,782
1,503	Chefs’ Warehouse, Inc. (The)*	48,111
405	Coca-Cola Consolidated, Inc.	100,383
5,707	Darling Ingredients, Inc.*	125,440
15,384	Dean Foods Co.	61,690
1,083	Edgewell Personal Care Co.*	48,042
1,190	Farmer Brothers Co.*	28,381
1,460	Fresh Del Monte Produce, Inc.	40,413
2,871	Freshpet, Inc.*	118,343
5,158	Hostess Brands, Inc.*	62,618
1,828	Ingles Markets, Inc., Class A	56,887
824	Inter Parfums, Inc.	60,786
567	J&J Snack Foods Corp.	88,044
421	John B Sanfilippo & Son, Inc.	29,251
679	Lancaster Colony Corp.	106,447
2,159	Landec Corp.*	27,722
774	Medifast, Inc.	98,631
404	MGP Ingredients, Inc.	33,067
1,176	National Beverage Corp.	80,662
1,623	Natural Health Trends Corp.	20,645
1,841	Nature’s Sunshine Products, Inc.*	15,280
274	Oil-Dri Corp. of America	7,987
4,190	Performance Food Group Co.*	161,441
283	PriceSmart, Inc.	18,299
26,748	Rite Aid Corp.*	19,793
660	Sanderson Farms, Inc.	76,032
44	Seneca Foods Corp., Class A*	1,299

Common Stocks – (continued)
Consumer Staples – (continued)
1,379	Simply Good Foods Co. (The)*	28,214
1,752	SpartanNash Co.	33,253
1,127	Turning Point Brands, Inc.	46,083
1,891	United Natural Foods, Inc.*	28,384
975	Universal Corp.	57,856
1,156	USANA Health Sciences, Inc.*	113,866
3,658	Vector Group Ltd.	42,872
1,771	Village Super Market, Inc., Class A	54,281
634	WD-40 Co.	113,467
1,009	Weis Markets, Inc.	50,763

		2,601,129

Energy – 2.6%
16,293	Abraxas Petroleum Corp.*	20,366
370	Adams Resources & Energy, Inc.	14,704
999	Arch Coal, Inc., Class A	93,067
1,393	Basic Energy Services, Inc.*	6,728
872	Bonanza Creek Energy, Inc.*	20,030
1,917	C&J Energy Services, Inc.*	33,107
2,477	Cactus, Inc., Class A*	89,816
927	California Resources Corp.*	21,923
1,871	Carrizo Oil & Gas, Inc.*	20,543
7,694	Cloud Peak Energy, Inc.*	4,001
1,006	CONSOL Energy, Inc.*	38,178
854	CVR Energy, Inc.	34,621
2,041	Dawson Geophysical Co.*	7,368
2,941	Delek US Holdings, Inc.	104,052
12,126	Denbury Resources, Inc.*	23,282
4,044	DHT Holdings, Inc.	17,470
3,345	Diamond Offshore Drilling, Inc.*	31,945
3,582	Dorian LPG Ltd.*	21,134
1,625	Dril-Quip, Inc.*	69,241
2,586	Era Group, Inc.*	29,791
5,591	Evolution Petroleum Corp.	39,528
2,238	Exterran Corp.*	38,203
7,362	FTS International, Inc.*	75,755
1,145	GasLog Ltd. (Monaco)	18,457
1,310	Golar LNG Ltd. (Bermuda)	27,038
3,540	Hallador Energy Co.	19,010
2,777	Helix Energy Solutions Group, Inc.*	20,550
1,710	ION Geophysical Corp.*	22,504
8,261	Keane Group, Inc.*	91,036
5,888	Laredo Petroleum, Inc.*	20,196
4,692	Liberty Oilfield Services, Inc., Class A	76,855
2,829	Mammoth Energy Services, Inc.	65,039
1,232	Matador Resources Co.*	22,915
3,511	Matrix Service Co.*	73,345
2,373	McDermott International, Inc.*	20,123
211	NACCO Industries, Inc., Class A	7,716
245	Natural Gas Services Group, Inc.*	4,528
4,810	Newpark Resources, Inc.*	42,520
11,174	Noble Corp. PLC*	33,634
7,212	Northern Oil and Gas, Inc.*	17,092
4,098	Oasis Petroleum, Inc.*	22,908
3,082	Oceaneering International, Inc.*	47,617
1,766	Oil States International, Inc.*	30,269
10,010	Overseas Shipholding Group, Inc., Class A*	19,720

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
122	Panhandle Oil and Gas, Inc., Class A	$2,003
2,197	Par Pacific Holdings, Inc.*	37,129
944	PDC Energy, Inc.*	34,994
3,222	Peabody Energy Corp.	99,399
438	Penn Virginia Corp.*	23,503
3,303	Profire Energy, Inc.*	6,177
3,838	ProPetro Holding Corp.*	76,223
3,977	Renewable Energy Group, Inc.*	105,669
983	REX American Resources Corp.*	78,355
2,937	RigNet, Inc.*	45,465
3,622	Rowan Cos PLC, Class A*	40,965
529	SEACOR Holdings, Inc.*	23,625
16,900	Teekay Tankers Ltd., Class A (Bermuda)	18,083
35,645	Ultra Petroleum Corp.*	23,975
1,889	Unit Corp.*	29,374
1,582	US Silica Holdings, Inc.	23,572
20,874	W&T Offshore, Inc.*	108,753
1,241	World Fuel Services Corp.	34,363

		2,369,552

Financials – 21.0%
907	1st Constitution Bancorp	16,934
774	1st Source Corp.	36,804
458	ACNB Corp.	18,045
4,008	AG Mortgage Investment Trust, Inc. REIT	71,262
731	Allegiance Bancshares, Inc.*	27,968
3,054	Ambac Financial Group, Inc.*	60,378
4,410	American Equity Investment Life Holding Co.	139,576
889	American National Bankshares, Inc.	31,826
796	Ameris Bancorp	32,453
1,036	AMERISAFE, Inc.	65,382
484	Ames National Corp.	13,470
9,552	Anworth Mortgage Asset Corp. REIT	40,692
4,980	Apollo Commercial Real Estate Finance, Inc. REIT	90,437
4,361	Arbor Realty Trust, Inc. REIT	56,431
3,132	Ares Commercial Real Estate Corp. REIT	47,794
1,355	Argo Group International Holdings Ltd.	94,186
2,106	Arlington Asset Investment Corp., Class A	17,459
4,727	ARMOUR Residential REIT, Inc. REIT	94,776
1,575	Arrow Financial Corp.	55,786
3,464	Artisan Partners Asset Management, Inc., Class A	91,103
526	Associated Capital Group, Inc., Class A	22,371
1,759	Atlantic Capital Bancshares, Inc.*	33,914
5,031	Axos Financial, Inc.*	162,401
2,365	B. Riley Financial, Inc.	40,300
3,935	Banc of California, Inc.	68,154
1,376	BancFirst Corp.	77,579
972	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	20,334
526	Bancorp, Inc. (The)*	4,771
3,369	BancorpSouth Bank	109,796
2,517	Bank of Commerce Holdings	28,568
807	Bank of Marin Bancorp	35,911
4,287	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	174,652

Common Stocks – (continued)
Financials – (continued)
1,890	BankFinancial Corp.	29,560
940	Bankwell Financial Group, Inc.	28,454
777	Bar Harbor Bankshares	20,062
2,132	BCB Bancorp, Inc.	27,972
1,481	Beneficial Bancorp, Inc.	23,874
1,810	Berkshire Hills Bancorp, Inc.	56,689
2,617	Blackstone Mortgage Trust, Inc., Class A REIT	90,234
3,089	Blucora, Inc.*	83,063
1,714	Blue Hills Bancorp, Inc.	42,644
2,329	Boston Private Financial Holdings, Inc.	27,692
1,177	Bridge Bancorp, Inc.	38,806
5,205	BrightSphere Investment Group PLC	73,651
3,181	Brookline Bancorp, Inc.	50,832
1,213	Bryn Mawr Bank Corp.	49,442
978	BSB Bancorp, Inc.*	34,523
455	C&F Financial Corp.	23,473
4,106	Cadence BanCorp	82,079
344	Cambridge Bancorp	28,549
1,801	Camden National Corp.	80,775
1,466	Cannae Holdings, Inc.*	33,601
1,754	Capital City Bank Group, Inc.	43,289
3,272	Capitol Federal Financial, Inc.	43,747
1,229	Capstar Financial Holdings, Inc.	20,598
5,521	Capstead Mortgage Corp. REIT	45,824
1,130	Carolina Financial Corp.	41,381
3,270	Cathay General Bancorp	127,007
3,795	CenterState Bank Corp.	100,416
1,110	Central Pacific Financial Corp.	32,390
1,257	Central Valley Community Bancorp	24,474
467	Century Bancorp, Inc., Class A	36,122
2,020	Chemical Financial Corp.	92,577
535	Chemung Financial Corp.	24,920
3,075	Cherry Hill Mortgage Investment Corp. REIT	57,010
1,008	Citizens & Northern Corp.	26,450
1,311	City Holding Co.	105,064
2,189	Civista Bancshares, Inc.	46,691
1,052	CNB Financial Corp.	29,246
2,981	CNO Financial Group, Inc.	50,766
1,104	Codorus Valley Bancorp, Inc.	25,039
2,139	Cohen & Steers, Inc.	89,325
2,199	Colony Credit Real Estate, Inc. REIT	38,329
2,337	Columbia Banking System, Inc.	88,526
1,735	Community Bank System, Inc.	112,411
4,740	Community Bankers Trust Corp.*	37,825
572	Community Financial Corp. (The)	17,194
1,090	Community Trust Bancorp, Inc.	46,630
1,422	ConnectOne Bancorp, Inc.	30,673
767	County Bancorp, Inc.	14,642
2,618	Crawford & Co., Class B	26,913
1,747	Curo Group Holdings Corp.*	19,252
3,662	Customers Bancorp, Inc.*	78,330
3,796	CVB Financial Corp.	86,511
317	Diamond Hill Investment Group, Inc.	45,001
1,869	Dime Community Bancshares, Inc.	37,343
1,583	Donegal Group, Inc., Class A	21,323
1,667	Donnelley Financial Solutions, Inc.*	23,688

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
10,450	Dynex Capital, Inc. REIT	$63,745
1,465	Eagle Bancorp, Inc.*	86,713
983	EMC Insurance Group, Inc.	31,387
2,359	Employers Holdings, Inc.	98,276
1,470	Encore Capital Group, Inc.*	50,274
2,640	Enova International, Inc.*	67,373
276	Enstar Group Ltd. (Bermuda)*	49,238
1,422	Entegra Financial Corp.*	34,171
278	Enterprise Bancorp, Inc.	8,818
1,561	Enterprise Financial Services Corp.	70,526
782	Equity Bancshares, Inc., Class A*	26,580
657	Esquire Financial Holdings, Inc.*	14,986
1,445	ESSA Bancorp, Inc.	23,106
5,514	Essent Group Ltd.*	237,874
842	Evans Bancorp, Inc.	30,017
3,220	EZCORP, Inc., Class A*	31,459
936	Farmers & Merchants Bancorp, Inc.	28,651
1,830	Farmers National Banc Corp.	26,938
1,261	FB Financial Corp.	44,702
569	FBL Financial Group, Inc., Class A	39,756
1,781	Federal Agricultural Mortgage Corp., Class C	145,810
5,075	Federated Investors, Inc., Class B	150,981
3,565	FGL Holdings*	29,590
3,295	Fidelity Southern Corp.	107,351
1,794	Financial Institutions, Inc.	54,071
1,254	First Bancorp, Inc.	33,043
7,296	First BanCorp. (Puerto Rico)	83,977
1,698	First Bancorp/Southern Pines NC	66,545
872	First Bancshares, Inc. (The)	28,567
1,522	First Bank/Hamilton NJ	17,610
2,032	First Busey Corp.	54,742
1,319	First Business Financial Services, Inc.	29,097
4,613	First Commonwealth Financial Corp.	64,859
854	First Community Bancshares, Inc.	30,616
1,749	First Defiance Financial Corp.	54,114
4,634	First Financial Bancorp	128,501
2,966	First Financial Bankshares, Inc.	192,345
858	First Financial Corp.	38,078
1,424	First Financial Northwest, Inc.	23,097
2,313	First Foundation, Inc.	35,273
968	First Guaranty Bancshares, Inc.	20,222
1,035	First Internet Bancorp	22,356
1,299	First Interstate BancSystem, Inc., Class A	54,090
1,869	First Merchants Corp.	75,489
972	First Mid-Illinois Bancshares, Inc.	33,933
2,823	First Midwest Bancorp, Inc.	65,352
1,879	First Northwest Bancorp	30,289
1,905	First of Long Island Corp. (The)	44,501
1,315	FirstCash, Inc.	115,273
2,401	Flagstar Bancorp, Inc.	78,417
3,169	Flushing Financial Corp.	73,552
1,029	Franklin Financial Network, Inc.	33,751
717	FS Bancorp, Inc.	37,176
6,040	Fulton Financial Corp.	103,767
495	GAIN Capital Holdings, Inc.(a)	3,415
34	GAMCO Investors, Inc., Class A	696
11,565	Genworth Financial, Inc., Class A*	44,757

Common Stocks – (continued)
Financials – (continued)
2,124	German American Bancorp, Inc.	65,780
3,083	Glacier Bancorp, Inc.	135,097
675	Global Indemnity Ltd. (Cayman Islands)	26,042
1,625	Granite Point Mortgage Trust, Inc. REIT	30,907
2,690	Great Ajax Corp. REIT	35,589
1,347	Great Southern Bancorp, Inc.	76,281
1,870	Great Western Bancorp, Inc.	70,218
1,600	Green Dot Corp., Class A*	103,280
973	Hallmark Financial Services, Inc.*	10,168
1,750	Hamilton Lane, Inc., Class A	81,690
2,929	Hancock Whitney Corp.	127,939
2,024	Hanmi Financial Corp.	46,714
1,725	HarborOne Bancorp, Inc.*(a)	27,824
2,447	Health Insurance Innovations, Inc., Class A*(a)	91,053
1,733	Heartland Financial USA, Inc.	84,206
3,824	Heritage Commerce Corp.	53,421
1,746	Heritage Financial Corp.	57,478
244	Heritage Insurance Holdings, Inc.	3,640
3,201	Hilltop Holdings, Inc.	61,523
260	Hingham Institution for Savings	50,908
781	Home Bancorp, Inc.	27,624
4,641	Home BancShares, Inc.	90,407
2,237	HomeStreet, Inc.*	62,412
1,232	HomeTrust Bancshares, Inc.	33,547
3,613	Hope Bancorp, Inc.	52,678
2,036	Horace Mann Educators Corp.	79,791
1,957	Horizon Bancorp, Inc.	34,580
2,137	Houlihan Lokey, Inc.	98,259
1,263	Howard Bancorp, Inc.*	16,760
1,437	IBERIABANK Corp.	112,417
1,944	Impac Mortgage Holdings, Inc.*	7,776
1,029	Independent Bank Corp.	87,599
2,245	Independent Bank Corp.	52,196
1,744	Independent Bank Group, Inc.	101,082
2,233	International Bancshares Corp.	91,151
894	INTL. FCStone, Inc.*	38,889
9,283	Invesco Mortgage Capital, Inc. REIT	147,785
1,308	Investar Holding Corp.	31,837
7,177	Investors Bancorp, Inc.	90,215
252	Investors Title Co.	42,943
1,499	James River Group Holdings Ltd.	61,594
2,374	Kearny Financial Corp.	32,263
1,621	Kemper Corp.	134,705
2,001	Kingstone Cos, Inc.	33,637
1,424	Kinsale Capital Group, Inc.	95,066
1,677	KKR Real Estate Finance Trust, Inc. REIT	34,160
4,031	Ladder Capital Corp. REIT	73,969
2,497	Lakeland Bancorp, Inc.	41,775
1,878	Lakeland Financial Corp.	90,745
571	LCNB Corp.	9,707
2,265	LegacyTexas Financial Group, Inc.	94,518
376	LendingTree, Inc.*	119,925
3,701	Live Oak Bancshares, Inc.	59,993
4,268	Macatawa Bank Corp.	46,564
1,423	Malvern Bancorp, Inc.*	29,541
477	Marlin Business Services Corp.	11,229
3,263	MB Financial, Inc.	147,716

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
3,424	MBT Financial Corp.	$37,904
1,138	Mercantile Bank Corp.	39,409
1,972	Meridian Bancorp, Inc.	32,124
2,395	Meta Financial Group, Inc.	55,923
22,118	MGIC Investment Corp.*	287,092
434	Middlefield Banc Corp.	18,206
1,155	Midland States Bancorp, Inc.	29,453
2,032	MidSouth Bancorp, Inc.	23,144
949	MidWestOne Financial Group, Inc.	29,504
2,320	Moelis & Co., Class A	103,495
3,100	Mr Cooper Group, Inc.*	42,315
500	MutualFirst Financial, Inc.	15,720
853	National Bank Holdings Corp., Class A	30,819
217	National Bankshares, Inc.	8,572
758	National Commerce Corp.*	33,117
2,784	National General Holdings Corp.	71,855
170	National Western Life Group, Inc., Class A	52,360
755	Navigators Group, Inc. (The)	52,684
1,604	NBT Bancorp, Inc.	61,963
1,089	Nelnet, Inc., Class A	59,699
11,301	New York Mortgage Trust, Inc. REIT	67,806
769	NI Holdings, Inc.*	11,604
935	Nicolet Bankshares, Inc.*	53,688
3,327	NMI Holdings, Inc., Class A*	80,347
1,622	Northeast Bancorp	32,894
739	Northfield Bancorp, Inc.	11,018
1,024	Northrim BanCorp, Inc.	38,410
2,799	Northwest Bancshares, Inc.	52,061
982	Norwood Financial Corp.	30,088
1,387	OceanFirst Financial Corp.	34,952
3,476	OFG Bancorp (Puerto Rico)	71,918
900	Ohio Valley Banc Corp.	32,859
1,256	Old Line Bancshares, Inc.	35,972
4,700	Old National Bancorp	83,566
2,410	Old Second Bancorp, Inc.	34,415
979	Oppenheimer Holdings, Inc., Class A	27,627
1,403	Opus Bank	31,946
3,484	Orchid Island Capital, Inc. REIT	23,273
3,246	Oritani Financial Corp.	58,266
2,196	Pacific Mercantile Bancorp*	18,117
1,115	Pacific Premier Bancorp, Inc.	33,283
890	Park National Corp.	89,134
1,401	Parke Bancorp, Inc.	31,088
1,425	PCSB Financial Corp.	28,970
1,577	Peapack Gladstone Financial Corp.	45,859
661	Penns Woods Bancorp, Inc.	28,991
4,486	PennyMac Financial Services, Inc.	104,614
4,225	PennyMac Mortgage Investment Trust REIT	86,106
1,025	Peoples Bancorp of North Carolina, Inc.	28,905
1,691	Peoples Bancorp, Inc.	56,378
817	Peoples Financial Services Corp.	35,744
1,548	People’s Utah Bancorp	45,449
286	Piper Jaffray Cos	20,009
1,236	PJT Partners, Inc., Class A	57,140
1,668	PRA Group, Inc.*	53,693
1,676	Preferred Bank	85,845

Common Stocks – (continued)
Financials – (continued)
2,098	Premier Financial Bancorp, Inc.	34,764
2,566	Primerica, Inc.	320,853
780	ProAssurance Corp.	31,668
1,144	Protective Insurance Corp., Class B	24,150
2,746	Provident Financial Services, Inc.	75,378
1,791	Prudential Bancorp, Inc.	32,542
3,724	Pzena Investment Management, Inc., Class A	37,091
1,141	QCR Holdings, Inc.	40,791
10,273	Radian Group, Inc.	209,158
2,311	Ready Capital Corp. REIT(a)	37,276
4,680	Redwood Trust, Inc. REIT	71,604
1,352	Regional Management Corp.*	36,761
932	Reliant Bancorp, Inc.(a)	20,448
1,543	Renasant Corp.	59,066
1,239	Republic Bancorp, Inc., Class A	56,052
4,369	Riverview Bancorp, Inc.	33,816
1,949	RLI Corp.	137,443
1,688	S&T Bancorp, Inc.	69,849
937	Safeguard Scientifics, Inc.*	10,166
743	Safety Insurance Group, Inc.	66,380
1,850	Sandy Spring Bancorp, Inc.	64,880
561	SB One Bancorp	13,268
1,779	Seacoast Banking Corp. of Florida*	51,627
2,799	Selective Insurance Group, Inc.	184,622
3,415	ServisFirst Bancshares, Inc.	119,423
1,902	Shore Bancshares, Inc.	29,957
1,911	SI Financial Group, Inc.	28,187
1,458	Sierra Bancorp	39,293
3,007	Simmons First National Corp., Class A	80,678
969	SmartFinancial, Inc.*	19,012
1,004	South State Corp.	71,324
1,258	Southern First Bancshares, Inc.*	47,930
1,341	Southern Missouri Bancorp, Inc.	48,517
1,917	Southern National Bancorp of Virginia, Inc.	30,384
1,342	Southside Bancshares, Inc.	46,594
733	State Auto Financial Corp.	24,680
1,395	Stewart Information Services Corp.	59,887
1,864	Stifel Financial Corp.	101,458
2,091	Stock Yards Bancorp, Inc.	74,481
746	Summit Financial Group, Inc.	18,210
1,295	Territorial Bancorp, Inc.	36,390
4,761	Third Point Reinsurance Ltd. (Bermuda)*	50,895
1,378	Timberland Bancorp, Inc.	42,167
647	Tompkins Financial Corp.	52,025
2,830	Towne Bank/Portsmouth VA	78,023
2,100	TriCo Bancshares	84,462
2,004	TriState Capital Holdings, Inc.*	45,310
1,389	Triumph Bancorp, Inc.*	47,045
953	Trupanion, Inc.*(a)	28,924
4,689	TrustCo Bank Corp.	39,716
2,615	Trustmark Corp.	92,780
1,539	UMB Financial Corp.	105,899
3,912	Union Bankshares Corp.	139,150
2,122	United Bankshares, Inc.	81,464
2,075	United Community Banks, Inc.	57,457
2,500	United Community Financial Corp.	25,050

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
3,100	United Financial Bancorp, Inc.	$48,143
680	United Fire Group, Inc.	33,143
1,605	United Security Bancshares	17,334
1,706	Unity Bancorp, Inc.	37,686
4,439	Universal Insurance Holdings, Inc.	173,299
1,389	Univest Financial Corp.	36,822
10,100	Valley National Bancorp	106,656
2,067	Veritex Holdings, Inc.	57,897
425	Virtus Investment Partners, Inc.	43,482
4,408	Waddell & Reed Financial, Inc., Class A	81,592
3,277	Walker & Dunlop, Inc.	182,857
3,653	Washington Federal, Inc.	112,074
1,379	Washington Trust Bancorp, Inc.	72,260
2,531	Waterstone Financial, Inc.	42,622
2,592	WesBanco, Inc.	109,979
2,212	West Bancorporation, Inc.	51,141
770	Westamerica Bancorporation	49,496
5,478	Western Asset Mortgage Capital Corp. REIT	54,944
3,155	Western New England Bancorp, Inc.	30,982
481	Westwood Holdings Group, Inc.	18,591
3,699	WisdomTree Investments, Inc.	28,778
602	World Acceptance Corp.*	74,046
1,585	WSFS Financial Corp.	68,599

		19,367,362

Health Care – 13.5%
3,591	ACADIA Pharmaceuticals, Inc.*	95,162
8,130	Acorda Therapeutics, Inc.*	119,836
1,133	Addus HomeCare Corp.*	76,149
3,967	ADMA Biologics, Inc.*(a)	16,225
1,227	Adverum Biotechnologies, Inc.*(a)	4,969
574	Aeglea BioTherapeutics, Inc.*	4,799
4,752	Akorn, Inc.*	19,246
294	Albireo Pharma, Inc.*	8,267
6,880	Allscripts Healthcare Solutions, Inc.*	73,754
7,545	AMAG Pharmaceuticals, Inc.*	112,345
2,186	Amedisys, Inc.*	271,720
1,704	American Renal Associates Holdings, Inc.*	21,283
2,724	AMN Healthcare Services, Inc.*	136,227
1,924	Amneal Pharmaceuticals, Inc.*	26,032
2,508	Amphastar Pharmaceuticals, Inc.*	62,324
342	AnaptysBio, Inc.*	23,554
3,802	AngioDynamics, Inc.*	85,203
1,369	ANI Pharmaceuticals, Inc.*	90,067
460	Apollo Medical Holdings, Inc.*	8,988
2,014	Arbutus Biopharma Corp. (Canada)*	8,841
801	Arena Pharmaceuticals, Inc.*	39,986
4,048	Array BioPharma, Inc.*	92,861
2,245	Arrowhead Pharmaceuticals, Inc.*	43,822
12,851	Assertio Therapeutics, Inc.*	53,203
765	Atara Biotherapeutics, Inc.*	27,395
2,338	AtriCure, Inc.*	74,676
74	Atrion Corp.	58,191
1,320	Avanos Medical, Inc.*	62,146
1,362	AxoGen, Inc.*	25,143
10,813	BioScrip, Inc.*	35,142

Common Stocks – (continued)
Health Care – (continued)
1,271	BioTelemetry, Inc.*	94,969
661	Blueprint Medicines Corp.*	54,328
5,075	Brookdale Senior Living, Inc.*	34,307
2,350	Cambrex Corp.*	97,149
3,499	Cardiovascular Systems, Inc.*	123,760
1,295	CareDx, Inc.*	40,300
1,182	CASI Pharmaceuticals, Inc.*	3,877
2,230	Catalyst Biosciences, Inc.*	19,000
907	Catalyst Pharmaceuticals, Inc.*	2,639
1,136	Cellular Biomedicine Group, Inc.*	21,720
4,975	ChemoCentryx, Inc.*	53,481
2,337	Civitas Solutions, Inc.*	41,505
1,313	Codexis, Inc.*	28,387
2,722	Collegium Pharmaceutical, Inc.*	47,880
5,602	Community Health Systems, Inc.*	27,730
1,702	Computer Programs & Systems, Inc.	56,064
2,380	Concert Pharmaceuticals, Inc.*	36,152
1,020	CONMED Corp.	78,438
10,442	Corcept Therapeutics, Inc.*(a)	130,212
886	CorVel Corp.*	59,628
6,222	Cross Country Healthcare, Inc.*	54,380
1,137	CryoLife, Inc.*	33,632
723	CTI BioPharma Corp.*	737
2,947	Cutera, Inc.*	50,453
116	CytomX Therapeutics, Inc.*	1,302
1,051	CytoSorbents Corp.*(a)	8,492
1,636	Dicerna Pharmaceuticals, Inc.*	19,976
3,154	Diplomat Pharmacy, Inc.*	20,343
2,213	Eagle Pharmaceuticals, Inc.*	110,805
1,059	Editas Medicine, Inc.*	21,847
566	Eloxx Pharmaceuticals, Inc.*	7,273
3,687	Emergent BioSolutions, Inc.*	215,136
634	Enanta Pharmaceuticals, Inc.*	65,010
9,729	Endo International PLC*	106,922
1,830	Ensign Group, Inc. (The)	90,494
9,074	Enzo Biochem, Inc.*	30,670
523	Esperion Therapeutics, Inc.*(a)	24,110
2,197	Fate Therapeutics, Inc.*	34,515
1,234	Fennec Pharmaceuticals, Inc. (Canada)*	8,206
751	FibroGen, Inc.*	43,408
1,068	FONAR Corp.*	23,122
3,422	Genomic Health, Inc.*	259,969
2,227	Glaukos Corp.*(a)	165,177
676	Global Blood Therapeutics, Inc.*	35,490
3,174	Globus Medical, Inc., Class A*	154,542
2,251	Haemonetics Corp.*	195,544
2,736	Halozyme Therapeutics, Inc.*	47,196
7,906	Harvard Bioscience, Inc.*	31,782
1,672	HealthEquity, Inc.*	134,563
1,054	Heron Therapeutics, Inc.*(a)	27,899
889	Heska Corp.*	72,711
2,299	HMS Holdings Corp.*	79,224
9,482	Horizon Pharma PLC*	275,073
3,620	ImmunoGen, Inc.*	17,086
3,149	Immunomedics, Inc.*	49,628
12,349	Innoviva, Inc.*	193,879
856	Inogen, Inc.*	91,986
5,292	Insys Therapeutics, Inc.*	33,287

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
1,651	Integer Holdings Corp.*	$150,175
246	Intercept Pharmaceuticals, Inc.*	24,536
4,042	Intersect ENT, Inc.*	137,388
1,149	IntriCon Corp.*	30,931
1,400	iRhythm Technologies, Inc.*	134,106
2,542	Kindred Biosciences, Inc.*	27,504
1,099	Kura Oncology, Inc.*	16,749
5,409	Lannett Co., Inc.*	50,899
5,223	Lantheus Holdings, Inc.*	119,346
2,217	LeMaitre Vascular, Inc.	66,333
1,375	LHC Group, Inc.*	150,824
567	Ligand Pharmaceuticals, Inc.*	70,353
1,711	LivaNova PLC*	159,465
6,793	Luminex Corp.	173,086
1,077	Magellan Health, Inc.*	73,354
5,042	Mallinckrodt PLC*	125,848
1,990	Medidata Solutions, Inc.*	149,290
1,513	Medpace Holdings, Inc.*	83,139
3,272	Meridian Bioscience, Inc.	55,853
1,628	Merit Medical Systems, Inc.*	90,728
411	Mirati Therapeutics, Inc.*	29,921
2,341	Momenta Pharmaceuticals, Inc.*	32,985
901	MyoKardia, Inc.*	40,410
6,958	Myriad Genetics, Inc.*	215,907
5,691	NanoString Technologies, Inc.*	144,950
4,160	Natera, Inc.*	65,894
471	National HealthCare Corp.	38,344
1,707	National Research Corp.	66,454
1,074	Natus Medical, Inc.*	29,675
1,401	Neogen Corp.*	86,806
5,703	NeoGenomics, Inc.*	111,779
1,217	Nevro Corp.*	56,067
6,734	NextGen Healthcare, Inc.*	117,845
2,491	Novocure Ltd.*	133,792
2,156	NuVasive, Inc.*	126,988
2,259	Nymox Pharmaceutical Corp. (Canada)*(a)	4,902
1,365	Omnicell, Inc.*	115,957
7,154	OPKO Health, Inc.*	18,243
1,675	OraSure Technologies, Inc.*	18,006
2,063	Orthofix Medical, Inc.*	126,049
3,457	Owens & Minor, Inc.	21,572
1,645	Oxford Immunotec Global PLC*	27,455
1,664	Pacira Pharmaceuticals, Inc.*	68,524
44,050	Palatin Technologies, Inc.*	43,521
3,265	Patterson Cos., Inc.	73,626
24,391	PDL BioPharma, Inc.*	88,539
3,910	Phibro Animal Health Corp., Class A	114,563
9,466	Pieris Pharmaceuticals, Inc.*	28,398
2,786	Prestige Brands Holdings, Inc.*	81,518
814	Providence Service Corp. (The)*	58,054
691	PTC Therapeutics, Inc.*	23,867
2,953	Puma Biotechnology, Inc.*(a)	82,123
1,168	Quidel Corp.*	76,574
2,909	R1 RCM, Inc.*	28,770
7,133	RadNet, Inc.*	97,294
3,843	Recro Pharma, Inc.*	33,011
934	REGENXBIO, Inc.*	48,316
1,011	Repligen Corp.*	60,175

Common Stocks – (continued)
Health Care – (continued)
1,459	Retrophin, Inc.*	32,915
2,243	Sangamo Therapeutics, Inc.*	20,209
336	Savara, Inc.*	2,312
2,614	SeaSpine Holdings Corp.*	40,099
3,988	Select Medical Holdings Corp.*	59,102
1,720	SIGA Technologies, Inc.*	11,662
2,433	Simulations Plus, Inc.	49,901
407	Spark Therapeutics, Inc.*	46,113
3,669	STAAR Surgical Co.*	135,019
1,517	Stemline Therapeutics, Inc.*	16,641
3,277	Supernus Pharmaceuticals, Inc.*	133,833
2,164	Surgery Partners, Inc.*(a)	27,093
961	Surmodics, Inc.*	56,074
2,969	Syneos Health, Inc.*	124,015
495	Tabula Rasa HealthCare, Inc.*	27,279
2,070	Tactile Systems Technology, Inc.*	157,341
3,137	Tandem Diabetes Care, Inc.*	205,693
1,071	Teladoc Health, Inc.*	68,930
3,041	Tenet Healthcare Corp.*	86,912
1,471	Tivity Health, Inc.*	31,479
3,405	Triple-S Management Corp., Class B (Puerto Rico)*	86,623
572	Ultragenyx Pharmaceutical, Inc.*	36,688
547	US Physical Therapy, Inc.	60,301
246	Utah Medical Products, Inc.	20,880
6,939	Vanda Pharmaceuticals, Inc.*	140,445
1,582	Varex Imaging Corp.*	49,738
5,968	Veracyte, Inc.*	120,613
8,377	Vericel Corp.*	156,734
1,911	Vocera Communications, Inc.*	63,331
2,034	Wright Medical Group NV*	63,685
1,622	Xencor, Inc.*	49,211
643	XOMA Corp.*(a)	9,041
1,545	Zafgen, Inc.*	6,906
648	Zogenix, Inc.*(a)	34,169

		12,422,719

Industrials – 14.7%
2,955	AAON, Inc.	117,786
1,418	AAR Corp.	51,800
1,786	ABM Industries, Inc.	63,689
4,169	Acacia Research Corp.*	12,715
3,499	ACCO Brands Corp.	32,541
1,670	Actuant Corp., Class A	40,831
1,779	Advanced Disposal Services, Inc.*	47,179
2,395	Advanced Drainage Systems, Inc.	60,881
1,716	Aegion Corp.*	29,790
2,577	Aerojet Rocketdyne Holdings, Inc.*	95,993
686	Aerovironment, Inc.*	54,654
731	Alamo Group, Inc.	70,205
670	Albany International Corp., Class A	51,958
372	Allegiant Travel Co.	49,141
1,464	Allied Motion Technologies, Inc.	60,976
1,505	Altra Industrial Motion Corp.	47,874
482	American Woodmark Corp.*	41,066
2,133	Apogee Enterprises, Inc.	76,127
2,788	Applied Industrial Technologies, Inc.	162,094
2,255	ArcBest Corp.	78,542

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
2,520	ASGN, Inc.*	$162,313
690	Astec Industries, Inc.	26,330
2,862	Atkore International Group, Inc.*	66,112
2,146	Avis Budget Group, Inc.*	76,870
3,050	Axon Enterprise, Inc.*	164,181
641	AZZ, Inc.	29,499
2,019	Barnes Group, Inc.	117,243
728	Barrett Business Services, Inc.	57,177
2,702	Beacon Roofing Supply, Inc.*	98,002
1,521	BG Staffing, Inc.	37,949
2,610	Blue Bird Corp.*	48,546
984	BlueLinx Holdings, Inc.*	31,527
7,053	BMC Stock Holdings, Inc.*	134,924
2,916	Brady Corp., Class A	137,956
1,397	Brink’s Co. (The)	110,251
8,550	Builders FirstSource, Inc.*	119,101
2,569	Caesarstone Ltd.	43,159
2,288	Casella Waste Systems, Inc., Class A*	80,721
4,479	CBIZ, Inc.*	92,402
1,179	Chart Industries, Inc.*	104,082
1,416	Cimpress NV (Netherlands)*	116,820
1,714	Columbus McKinnon Corp.	64,189
2,798	Comfort Systems USA, Inc.	150,029
3,649	Commercial Vehicle Group, Inc.*	29,192
1,656	Continental Building Products, Inc.*	47,742
5,253	Costamare, Inc. (Monaco)	27,316
2,326	Covanta Holding Corp.	39,495
949	Covenant Transportation Group, Inc., Class A*	21,647
1,207	CRA International, Inc.	60,302
887	CSW Industrials, Inc.*	50,364
891	Cubic Corp.	54,975
2,683	Deluxe Corp.	124,840
1,583	DMC Global, Inc.	74,369
1,169	Douglas Dynamics, Inc.	49,308
969	Ducommun, Inc.*	41,115
2,742	DXP Enterprises, Inc.*	96,985
1,170	Dycom Industries, Inc.*	52,744
1,223	Eastern Co. (The)	35,589
5,054	Echo Global Logistics, Inc.*	121,397
2,477	EMCOR Group, Inc.	178,666
830	Encore Wire Corp.	49,169
1,586	EnerSys	117,079
6,735	Enphase Energy, Inc.*(a)	61,086
786	EnPro Industries, Inc.	53,912
1,215	ESCO Technologies, Inc.	84,066
970	Esterline Technologies Corp.*	118,097
699	EVI Industries, Inc.(a)	28,309
1,197	Exponent, Inc.	67,786
1,791	Federal Signal Corp.	44,023
1,256	Forrester Research, Inc.	63,051
2,294	Forward Air Corp.	148,307
2,162	Franklin Covey Co.*	56,255
1,322	Franklin Electric Co, Inc.	70,344
1,220	FreightCar America, Inc.*	9,455
1,614	FTI Consulting, Inc.*	119,694
2,582	FuelCell Energy, Inc.*(a)	1,224
726	GATX Corp.	57,717

Common Stocks – (continued)
Industrials – (continued)
337	Genco Shipping & Trading Ltd.*	2,743
909	Gencor Industries, Inc.*	12,099
2,074	Generac Holdings, Inc.*	106,935
1,706	General Finance Corp.*	18,425
1,172	Gibraltar Industries, Inc.*	47,466
933	Global Brass & Copper Holdings, Inc.	31,489
4,428	GMS, Inc.*	86,567
808	Gorman-Rupp Co. (The)	27,318
212	Graham Corp.	4,802
530	Granite Construction, Inc.	24,677
895	Greenbrier Cos, Inc. (The)	36,919
1,980	H&E Equipment Services, Inc.	57,004
2,752	Harsco Corp.*	61,590
2,870	Hawaiian Holdings, Inc.	85,383
2,476	Healthcare Services Group, Inc.	94,534
1,062	Heartland Express, Inc.	21,336
821	Heidrick & Struggles International, Inc.	35,393
1,393	Heritage-Crystal Clean, Inc.*	33,655
4,062	Herman Miller, Inc.	148,994
2,987	Hillenbrand, Inc.	132,294
2,501	HNI Corp.	96,614
2,493	Hub Group, Inc., Class A*	107,149
996	Hurco Cos, Inc.	42,708
1,229	Huron Consulting Group, Inc.*	56,313
530	Hyster-Yale Materials Handling, Inc.	35,860
1,336	ICF International, Inc.	100,895
1,871	IES Holdings, Inc.*	34,389
4,880	InnerWorkings, Inc.*	23,668
1,854	Insperity, Inc.	234,105
3,624	Interface, Inc.	64,326
1,482	JELD-WEN Holding, Inc.*	29,951
1,251	John Bean Technologies Corp.	117,219
905	Kadant, Inc.	79,142
2,098	Kaman Corp.	129,195
3,812	KBR, Inc.	75,325
2,354	Kelly Services, Inc., Class A	56,802
2,712	Kennametal, Inc.	102,215
2,457	KeyW Holding Corp. (The)*	18,182
4,212	Kforce, Inc.	155,886
6,627	Kimball International, Inc., Class B	103,978
2,739	Knoll, Inc.	57,957
1,733	Korn Ferry	84,553
2,096	Kratos Defense & Security Solutions, Inc.*	36,030
1,422	Lawson Products, Inc.*	44,893
1,834	LB Foster Co., Class A*	31,747
540	Lindsay Corp.	49,934
76	LSC Communications, Inc.	643
867	Lydall, Inc.*	24,406
1,307	Manitex International, Inc.*	9,985
1,057	Marten Transport Ltd.	19,713
837	Masonite International Corp.*	46,412
1,522	MasTec, Inc.*	65,720
638	Matson, Inc.	23,038
896	Matthews International Corp., Class A	35,634
1,524	Maxar Technologies, Inc.(a)	11,110
527	McGrath RentCorp	31,536
490	Mercury Systems, Inc.*	31,125
3,331	Meritor, Inc.*	74,215

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
1,840	Milacron Holdings Corp.*	$25,742
115	Miller Industries, Inc.	3,900
1,441	Mistras Group, Inc.*	22,739
939	Mobile Mini, Inc.	33,813
938	Moog, Inc., Class A	88,134
2,215	MRC Global, Inc.*	37,345
1,406	MSA Safety, Inc.	145,366
768	Mueller Industries, Inc.	25,382
1,770	Mueller Water Products, Inc., Class A	18,479
492	Multi-Color Corp.	24,526
783	MYR Group, Inc.*	26,262
339	National Presto Industries, Inc.	38,015
2,523	Navigant Consulting, Inc.	51,949
774	Navistar International Corp.*	29,698
6,134	NCI Building Systems, Inc.*	43,061
4,352	Nexeo Solutions, Inc.*	43,215
1,132	Northwest Pipe Co.*	27,926
2,824	NOW, Inc.*	40,750
1,657	NV5 Global, Inc.*	131,334
645	Omega Flex, Inc.	47,666
4,543	Orion Group Holdings, Inc.*	19,308
488	PAM Transportation Services, Inc.*	24,722
653	Park-Ohio Holdings Corp.	20,759
1,257	Patrick Industries, Inc.*	56,829
4,328	PGT Innovations, Inc.*	65,266
2,119	PICO Holdings, Inc.*	21,783
3,497	Pitney Bowes, Inc.	25,143
1,107	Powell Industries, Inc.	35,524
678	Preformed Line Products Co.	40,477
1,018	Primoris Services Corp.	23,791
1,288	Proto Labs, Inc.*	145,531
1,587	Quanex Building Products Corp.	27,281
8,335	Radiant Logistics, Inc.*	53,261
2,351	Raven Industries, Inc.	93,852
602	RBC Bearings, Inc.*	84,370
5,257	Resources Connection, Inc.	91,314
3,028	Rexnord Corp.*	80,757
2,038	Rush Enterprises, Inc., Class A	85,433
1,005	Rush Enterprises, Inc., Class B	41,507
6,725	Safe Bulkers, Inc. (Greece)*	10,088
759	Saia, Inc.*	50,215
2,214	Simpson Manufacturing Co., Inc.	132,685
2,622	SiteOne Landscape Supply, Inc.*	140,828
1,297	SkyWest, Inc.	70,090
1,543	SP Plus Corp.*	53,079
896	Spartan Motors, Inc.	8,189
1,718	Sparton Corp.*	31,749
1,036	Spirit Airlines, Inc.*	58,275
1,419	SPX Corp.*	51,595
1,543	SPX FLOW, Inc.*	53,264
489	Standex International Corp.	40,103
6,271	Steelcase, Inc., Class A	109,805
52	Sun Hydraulics Corp.	2,474
2,559	Systemax, Inc.	51,845
1,474	Tennant Co.	93,157
2,425	Tetra Tech, Inc.	145,549
2,164	Titan Machinery, Inc.*	41,570
780	TPI Composites, Inc.*	23,564

Common Stocks – (continued)
Industrials – (continued)
3,497	Trex Co., Inc.*	262,100
1,999	TriMas Corp.*	64,628
1,512	TriNet Group, Inc.*	92,670
741	Triton International Ltd. (Bermuda)	24,386
4,708	TrueBlue, Inc.*	108,378
1,720	Tutor Perini Corp.*	32,370
1,879	Twin Disc, Inc.*	33,240
589	UniFirst Corp.	84,710
2,689	Universal Forest Products, Inc.	83,278
328	US Ecology, Inc.	18,821
1,769	USA Truck, Inc.*	30,427
1,399	Vectrus, Inc.*	37,717
2,588	Veritiv Corp.*	74,767
959	Viad Corp.	55,526
2,118	Vicor Corp.*	67,310
380	VSE Corp.	13,433
3,271	Wabash National Corp.	48,542
1,491	Watts Water Technologies, Inc., Class A	120,085
825	Werner Enterprises, Inc.	28,487
1,704	Willdan Group, Inc.*	64,548
361	Willis Lease Finance Corp.*	15,184
1,266	Woodward, Inc.	121,966

		13,575,948

Information Technology – 14.7%
4,417	3D Systems Corp.*	62,368
5,122	8x8, Inc.*	100,750
7,077	A10 Networks, Inc.*	49,397
678	Acacia Communications, Inc.*	36,171
3,078	ACI Worldwide, Inc.*	98,096
4,067	Adesto Technologies Corp.*(a)	23,914
2,899	ADTRAN, Inc.	43,543
2,190	Advanced Energy Industries, Inc.*	110,310
7,056	Aerohive Networks, Inc.*	35,633
1,802	Agilysys, Inc.*	37,662
1,623	Alarm.com Holdings, Inc.*	106,517
1,424	Altair Engineering, Inc., Class A*	50,495
758	Alteryx, Inc., Class A*	57,843
1,527	Ambarella, Inc.*	61,645
2,460	American Software, Inc., Class A	28,511
7,112	Amkor Technology, Inc.*	62,443
1,563	Anixter International, Inc.*	91,717
1,808	Appfolio, Inc., Class A*	130,682
3,976	Aquantia Corp.*	31,212
2,502	Arlo Technologies, Inc.*	10,834
4,327	Avaya Holdings Corp.*	67,025
6,154	Avid Technology, Inc.*	29,231
2,444	AVX Corp.	44,481
1,639	Axcelis Technologies, Inc.*	34,452
1,652	Badger Meter, Inc.	97,204
1,215	Bel Fuse, Inc., Class B	29,707
1,073	Belden, Inc.	66,301
2,516	Benchmark Electronics, Inc.	68,938
1,216	Blackbaud, Inc.	93,924
1,218	Bottomline Technologies DE, Inc.*	60,754
6,089	Box, Inc., Class A*	123,241
6,378	Brightcove, Inc.*	56,573
2,515	Brooks Automation, Inc.	80,757

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
1,330	Cabot Microelectronics Corp.	$150,423
1,193	CACI International, Inc., Class A*	217,436
1,630	CalAmp Corp.*	22,657
7,623	Calix, Inc.*	62,509
2,327	Carbonite, Inc.*	54,149
1,913	Cardtronics PLC, Class A*	56,453
3,354	Casa Systems, Inc.*	34,177
607	Cass Information Systems, Inc.	31,704
3,223	ChannelAdvisor Corp.*	41,673
5,842	Ciena Corp.*	249,220
4,220	Cirrus Logic, Inc.*	169,349
2,610	Cision Ltd*	33,982
2,381	Clearfield, Inc.*	34,572
7,230	Cloudera, Inc.*	105,341
3,193	Cohu, Inc.	57,123
2,125	CommVault Systems, Inc.*	143,204
1,426	Comtech Telecommunications Corp.	37,789
3,784	Control4 Corp.*	68,150
1,900	Cornerstone OnDemand, Inc.*	107,350
1,131	Coupa Software, Inc.*	106,529
2,925	Cree, Inc.*	159,149
2,233	CSG Systems International, Inc.	92,781
1,350	CTS Corp.	43,362
5,195	Daktronics, Inc.	42,183
3,025	Digi International, Inc.*	39,930
2,766	Diodes, Inc.*	111,553
391	Ebix, Inc.	22,784
3,961	eGain Corp.*	44,918
1,716	Electronics For Imaging, Inc.*	46,401
825	Ellie Mae, Inc.*	82,079
6,068	Entegris, Inc.	214,382
932	Envestnet, Inc.*	56,861
875	ePlus, Inc.*	78,260
1,430	Everbridge, Inc.*	101,115
3,471	Everi Holdings, Inc.*	26,692
3,135	EVERTEC, Inc. (Puerto Rico)	89,724
3,292	Exela Technologies, Inc.*	13,102
1,257	ExlService Holdings, Inc.*	77,180
10,667	Extreme Networks, Inc.*	87,683
1,003	Fabrinet (Thailand)*	58,676
1,138	FARO Technologies, Inc.*	52,132
1,831	Finisar Corp.*	44,841
8,607	Fitbit, Inc., Class A*	50,953
2,908	Five9, Inc.*	154,240
1,399	ForeScout Technologies, Inc.*	58,114
2,858	FormFactor, Inc.*	45,299
1,012	GTT Communications, Inc.*(a)	31,635
4,512	Hackett Group, Inc. (The)	73,365
1,426	HubSpot, Inc.*	240,110
1,387	Ichor Holdings Ltd.*	29,085
1,417	II-VI, Inc.*	60,194
2,364	Impinj, Inc.*	39,550
7,138	Information Services Group, Inc.*	30,765
1,396	Insight Enterprises, Inc.*	77,925
2,757	Instructure, Inc.*	128,835
4,684	Integrated Device Technology, Inc.*	226,378
1,134	InterDigital, Inc.	79,074
5,239	Iteris, Inc.*	22,632

Common Stocks – (continued)
Information Technology – (continued)
1,276	Itron, Inc.*	67,641
1,743	j2 Global, Inc.	148,172
3,470	KEMET Corp.	65,756
2,651	Kimball Electronics, Inc.*	41,091
2,978	Knowles Corp.*	48,482
3,437	KVH Industries, Inc.*	39,044
568	Lattice Semiconductor Corp.*	6,702
10,287	Limelight Networks, Inc.*	30,038
4,729	LivePerson, Inc.*	132,223
3,174	LiveRamp Holdings, Inc.*	170,603
1,644	Lumentum Holdings, Inc.*	81,789
1,742	ManTech International Corp., Class A	94,678
3,017	MAXIMUS, Inc.	213,242
2,199	MaxLinear, Inc.*	55,283
250	Mesa Laboratories, Inc.	57,523
1,745	Methode Electronics, Inc.	48,965
592	MicroStrategy, Inc., Class A*	83,768
3,620	Mitek Systems, Inc.*	39,132
9,746	MobileIron, Inc.*	49,315
1,846	Model N, Inc.*	31,936
938	MTS Systems Corp.	49,995
2,610	Nanometrics, Inc.*	74,281
2,650	Napco Security Technologies, Inc.*	56,949
1,265	NETGEAR, Inc.*	45,350
3,708	NetScout Systems, Inc.*	101,488
1,863	New Relic, Inc.*	197,012
4,270	NIC, Inc.	72,974
1,352	Novanta, Inc.*	110,499
347	NVE Corp.	35,679
2,130	OneSpan, Inc.*	45,369
704	OSI Systems, Inc.*	61,142
2,575	PAR Technology Corp.*	69,448
1,029	Park Electrochemical Corp.	17,894
384	Paylocity Holding Corp.*	33,627
2,577	PC Connection, Inc.	103,698
3,557	Perficient, Inc.*	101,766
4,745	Perspecta, Inc.	100,120
3,400	PFSweb, Inc.*	21,284
2,903	Photronics, Inc.*	28,478
1,903	Plantronics, Inc.	95,607
1,823	Plexus Corp.*	112,588
1,061	Power Integrations, Inc.	77,517
1,403	Presidio, Inc.	23,332
4,643	PRGX Global, Inc.*	43,551
2,353	Progress Software Corp.	86,543
1,139	PROS Holdings, Inc.*	48,521
1,480	Q2 Holdings, Inc.*	101,854
1,162	QAD, Inc., Class A	52,592
1,011	Qualys, Inc.*	84,550
2,687	Quantenna Communications, Inc.*	48,769
7,443	Rambus, Inc.*	76,440
2,070	Rapid7, Inc.*	95,282
9,169	Ribbon Communications, Inc.*	47,220
283	Rogers Corp.*	43,936
2,938	Rudolph Technologies, Inc.*	66,340
741	SailPoint Technologies Holding, Inc.*	22,852
3,025	Sanmina Corp.*	96,619
1,437	ScanSource, Inc.*	53,959

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
2,592	Science Applications International Corp.	$193,622
1,768	Semtech Corp.*	97,311
772	ShotSpotter, Inc.*	38,554
1,236	Silicon Laboratories, Inc.*	100,141
1,708	SMART Global Holdings, Inc.*	50,061
780	SPS Commerce, Inc.*	83,288
1,459	Stratasys Ltd.*	41,523
3,521	Sykes Enterprises, Inc.*	104,186
2,328	Synaptics, Inc.*	97,473
1,303	SYNNEX Corp.	127,850
980	Tech Data Corp.*	100,176
3,196	Telaria, Inc.*	17,834
643	Telenav, Inc.*	3,845
4,340	TiVo Corp.	43,530
758	Trade Desk, Inc. (The), Class A*	149,735
5,881	Travelport Worldwide Ltd.	92,449
1,625	TTEC Holdings, Inc.	55,673
4,803	TTM Technologies, Inc.*	58,212
636	Tucows, Inc., Class A*	49,309
2,010	Ultra Clean Holdings, Inc.*	21,407
4,013	Unisys Corp.*	54,216
934	Upland Software, Inc.*	32,783
2,386	Varonis Systems, Inc.*	135,907
2,503	Verint Systems, Inc.*	133,285
846	ViaSat, Inc.*	63,915
4,816	Viavi Solutions, Inc.*	63,234
1,078	Virtusa Corp.*	54,407
5,226	Vishay Intertechnology, Inc.	114,554
1,649	Vishay Precision Group, Inc.*	57,484
3,556	Workiva, Inc.*	175,844
2,574	Xperi Corp.	61,776
4,624	Yext, Inc.*	85,914
7,893	Zix Corp.*	71,274

		13,541,343

Materials – 3.8%
1,051	AdvanSix, Inc.*	34,420
4,625	AgroFresh Solutions, Inc.*	19,934
2,455	Allegheny Technologies, Inc.*	70,287
3,069	American Vanguard Corp.	57,636
5,452	Amyris, Inc.*	25,842
904	Balchem Corp.	80,212
3,612	Boise Cascade Co.	100,739
1,216	Carpenter Technology Corp.	57,079
1,070	Chase Corp.	103,308
9,495	Cleveland-Cliffs, Inc.	105,300
2,610	Commercial Metals Co.	43,195
478	Compass Minerals International, Inc.	25,038
2,932	Ferro Corp.*	56,851
1,587	FutureFuel Corp.	29,264
2,997	GCP Applied Technologies, Inc.*	89,820
8,983	Gold Resource Corp.	42,130
797	Greif, Inc., Class A	32,039
86	Greif, Inc., Class B	3,910
32	Haynes International, Inc.	1,126
1,450	HB Fuller Co.	73,196
12,874	Hecla Mining Co.	30,898
2,286	Ingevity Corp.*	263,393

Common Stocks – (continued)
Materials – (continued)
849	Innophos Holdings, Inc.	28,187
1,253	Innospec, Inc.	102,571
483	Kaiser Aluminum Corp.	52,879
1,388	Kraton Corp.*	49,385
1,964	Kronos Worldwide, Inc.	29,951
7,038	Louisiana-Pacific Corp.	177,850
10,499	Marrone Bio Innovations, Inc.*	17,113
1,586	Materion Corp.	91,639
1,295	Minerals Technologies, Inc.	76,664
5,644	Myers Industries, Inc.	107,687
524	Neenah, Inc.	35,412
2,032	Olympic Steel, Inc.	39,461
3,851	OMNOVA Solutions, Inc.*	31,386
4,205	PolyOne Corp.	137,167
988	Quaker Chemical Corp.	206,482
1,766	Rayonier Advanced Materials, Inc.	24,883
3,520	Ryerson Holding Corp.*	29,814
2,629	Schnitzer Steel Industries, Inc., Class A	63,885
1,134	Schweitzer-Mauduit International, Inc.	43,727
1,415	Sensient Technologies Corp.	91,550
1,115	Stepan Co.	104,921
2,327	Summit Materials, Inc., Class A*	39,559
4,289	SunCoke Energy, Inc.*	42,547
928	Synalloy Corp.	14,171
172	TimkenSteel Corp.*	2,143
1,358	Trecora Resources*	13,037
1,990	Trinseo SA	99,878
4,166	Tronox Ltd., Class A	49,284
1,426	UFP Technologies, Inc.*	47,771
441	United States Lime & Minerals, Inc.	31,752
583	Universal Stainless & Alloy Products, Inc.*	10,716
560	US Concrete, Inc.*	22,462
4,085	Valhi, Inc.	16,544
2,238	Verso Corp., Class A*	43,977
4,927	Warrior Met Coal, Inc.	144,263
1,442	Worthington Industries, Inc.	56,685

		3,523,020

Real Estate – 7.2%
1,547	Acadia Realty Trust REIT	44,074
1,048	Agree Realty Corp. REIT	68,885
2,349	Alexander & Baldwin, Inc. REIT*	53,863
90	Alexander’s, Inc. REIT	34,354
2,238	Altisource Portfolio Solutions SA*	56,107
1,217	American Assets Trust, Inc. REIT	52,867
1,587	Armada Hoffler Properties, Inc. REIT	24,281
10,141	Ashford Hospitality Trust, Inc. REIT	54,356
5,802	Braemar Hotels & Resorts, Inc. REIT	75,542
1,861	BRT Apartments Corp. REIT	24,751
3,162	CareTrust REIT, Inc. REIT	70,639
273	CatchMark Timber Trust, Inc., Class A REIT	2,607
14,911	CBL & Associates Properties, Inc. REIT(a)	31,910
10,181	Cedar Realty Trust, Inc. REIT	35,430
3,428	Chatham Lodging Trust REIT	68,491
4,428	Chesapeake Lodging Trust REIT	133,371
1,795	City Office REIT, Inc. REIT	19,745

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
542	Clipper Realty, Inc. REIT	$7,133
1,260	Community Healthcare Trust, Inc. REIT	44,969
776	Consolidated-Tomoka Land Co.	45,862
5,684	CoreCivic, Inc. REIT	120,387
1,371	CorEnergy Infrastructure Trust, Inc. REIT(a)	49,987
3,220	CorePoint Lodging, Inc. REIT	44,983
23,213	Cousins Properties, Inc. REIT	220,988
10,015	DiamondRock Hospitality Co. REIT	107,060
1,714	Easterly Government Properties, Inc. REIT	30,818
1,239	EastGroup Properties, Inc. REIT	130,913
3,838	First Industrial Realty Trust, Inc. REIT	128,650
2,322	Forestar Group, Inc.*	39,404
3,232	Four Corners Property Trust, Inc. REIT	88,524
2,907	Franklin Street Properties Corp. REIT	21,047
3,042	Front Yard Residential Corp. REIT	33,857
791	FRP Holdings, Inc.*	40,539
5,763	GEO Group, Inc. (The) REIT	130,935
1,786	Getty Realty Corp. REIT	58,849
1,995	Gladstone Commercial Corp. REIT	41,177
1,598	Global Net Lease, Inc. REIT	28,508
1,556	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	38,309
3,310	Healthcare Realty Trust, Inc. REIT	104,762
3,281	Hersha Hospitality Trust REIT	61,847
2,552	HFF, Inc., Class A	115,350
3,767	Independence Realty Trust, Inc. REIT	39,026
2,781	Industrial Logistics Properties Trust REIT	58,012
4,052	InfraREIT, Inc. REIT	86,510
586	Innovative Industrial Properties, Inc. REIT	46,288
4,066	iStar, Inc. REIT	35,578
1,371	Jernigan Capital, Inc. REIT	29,408
2,914	Kennedy-Wilson Holdings, Inc.	60,553
3,817	Kite Realty Group Trust REIT	60,080
5,524	Lexington Realty Trust REIT	51,318
1,502	LTC Properties, Inc. REIT	66,719
3,758	Mack-Cali Realty Corp. REIT	78,956
4,400	Marcus & Millichap, Inc.*	169,928
932	Maui Land & Pineapple Co., Inc.*	10,634
1,576	MedEquities Realty Trust, Inc. REIT	16,784
2,975	Monmouth Real Estate Investment Corp. REIT	39,449
1,438	National Health Investors, Inc. REIT	112,207
3,778	National Storage Affiliates Trust REIT	106,993
6,158	New Senior Investment Group, Inc. REIT	31,775
1,843	Newmark Group, Inc., Class A	17,066
1,488	NexPoint Residential Trust, Inc. REIT	53,479
2,883	NorthStar Realty Europe Corp. REIT	51,721
932	One Liberty Properties, Inc. REIT	26,860
6,447	Pebblebrook Hotel Trust REIT	206,368
5,934	Pennsylvania Real Estate Investment Trust REIT	36,494
4,723	Physicians Realty Trust REIT	85,345
2,354	Piedmont Office Realty Trust, Inc., Class A REIT	48,186
3,271	PotlatchDeltic Corp. REIT	117,723
2,883	Preferred Apartment Communities, Inc., Class A REIT	43,937

Common Stocks – (continued)
Real Estate – (continued)
840	PS Business Parks, Inc. REIT	123,623
1,628	QTS Realty Trust, Inc., Class A REIT	67,936
2,808	RE/MAX Holdings, Inc., Class A	110,158
8,574	Redfin Corp.*(a)	171,223
2,196	Retail Opportunity Investments Corp. REIT	37,705
2,873	Rexford Industrial Realty, Inc. REIT	98,486
7,447	RLJ Lodging Trust REIT	138,291
1,565	RMR Group, Inc. (The), Class A	111,976
5,077	RPT Realty REIT	64,376
1,957	Ryman Hospitality Properties, Inc. REIT	158,497
7,469	Sabra Health Care REIT, Inc. REIT	135,338
409	Saul Centers, Inc. REIT	23,178
1,056	Seritage Growth Properties, Class A REIT	46,622
1,228	St Joe Co. (The)*	19,083
3,229	STAG Industrial, Inc. REIT	89,379
7,529	Summit Hotel Properties, Inc. REIT	85,755
12,392	Sunstone Hotel Investors, Inc. REIT	186,500
3,439	Tanger Factory Outlet Centers, Inc. REIT	74,248
282	Tejon Ranch Co.*	5,214
2,146	Terreno Realty Corp. REIT	87,771
2,419	Tier REIT, Inc. REIT	58,661
2,288	UMH Properties, Inc. REIT	31,300
634	Universal Health Realty Income Trust REIT	47,214
2,570	Urban Edge Properties REIT	49,909
1,179	Urstadt Biddle Properties, Inc., Class A REIT	24,665
8,219	Washington Prime Group, Inc. REIT	47,506
2,198	Washington Real Estate Investment Trust REIT	58,225
1,670	Whitestone REIT	21,727
5,178	Xenia Hotels & Resorts, Inc. REIT	101,126

		6,649,220

Utilities – 3.9%
2,405	ALLETE, Inc.	194,925
2,306	American States Water Co.	164,026
2,445	AquaVenture Holdings Ltd.*	54,083
565	Artesian Resources Corp., Class A	22,171
24,851	Atlantic Power Corp.*	66,849
2,857	Avista Corp.	115,451
2,580	Black Hills Corp.	183,128
1,095	Cadiz, Inc.*(a)	10,764
1,705	California Water Service Group	88,694
904	Chesapeake Utilities Corp.	81,369
6,152	Clearway Energy, Inc., Class A	90,804
7,163	Clearway Energy, Inc., Class C	107,373
397	Connecticut Water Service, Inc.	26,631
3,221	Consolidated Water Co. Ltd. (Cayman Islands)	42,549
1,795	El Paso Electric Co.	96,571
2,126	IDACORP, Inc.	209,220
1,553	MGE Energy, Inc.	99,268
3,487	New Jersey Resources Corp.	168,771
1,143	Northwest Natural Holding Co.	73,403
2,275	NorthWestern Corp.	155,928
2,207	ONE Gas, Inc.	190,795

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
2,141	Ormat Technologies, Inc.	$119,532
1,871	Otter Tail Corp.	94,074
3,634	Pattern Energy Group, Inc., Class A	75,805
3,692	PNM Resources, Inc.	161,267
4,091	Portland General Electric Co.	205,123
3,349	Pure Cycle Corp.*	33,959
1,146	RGC Resources, Inc.	31,584
839	SJW Group	51,322
3,028	South Jersey Industries, Inc.	87,661
2,120	Southwest Gas Holdings, Inc.	173,713
2,544	Spark Energy, Inc., Class A	25,415
1,945	Spire, Inc.	154,277
4,336	TerraForm Power, Inc., Class A	54,243
1,085	Unitil Corp.	59,577
856	York Water Co. (The)	31,201

		3,601,526

TOTAL COMMON STOCKS
(Cost $87,759,158)		$91,957,168

Units	Description	Value

Rights – 0.0%
Financials – 0.0%
153	NewStar Financial, Inc. CVR*(b)	$40

Health Care – 0.0%
1,313	Corium International, Inc.*(a)(b)	236

Materials – 0.0%
562	A Schulman, Inc. CVR*(b)	243

TOTAL RIGHTS
(Cost $1,060)		$519

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $87,760,218)		$91,957,687

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle – 1.5%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,405,345	2.395%	$1,405,345
(Cost $1,405,345)

TOTAL INVESTMENTS – 101.2%
(Cost $89,165,563)		$93,363,032

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(1,158,134)

NET ASSETS – 100.0%		$92,204,898

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVR	—Contingent Value Right
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities

February 28, 2019 (Unaudited)

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Assets:

Investments at value (cost $1,471,186,601, $31,386,774, $1,319,840,648 and $29,952,913, respectively)(a)	$1,743,009,121	$29,024,785	$1,366,248,008	$30,596,905

Investments in securities lending reinvestment vehicle, at value which equals cost	30,573,906	115,687	25,717,599	263,303

Cash	25,357,261	245,547	2,114,845	47,762

Foreign currency, at value (cost $119,966, $48, $132,405 and $11,822, respectively)	119,776	61	132,455	11,916

Receivables:

Investments sold	56,394,084	801,284	53,973,440	1,390,508

Dividends	6,280,678	55,690	2,345,563	45,558

Securities lending income	9,454	665	20,912	96

Foreign tax reclaims	102	67,891	427,775	—

Fund shares sold	—	—	36,261,228	—

Reimbursement from advisor	84,732	—	—	—

Other assets	48,249	—	—	—

Total assets	1,861,877,363	30,311,610	1,487,241,825	32,356,048

Liabilities:

Payables:

Upon return of securities loaned	30,573,906	115,687	25,717,599	263,303

Investments purchased	79,721,505	990,461	91,721,789	1,430,066

Foreign capital gains tax	2,065,989	—	—	—

Management fees	531,665	5,712	243,597	4,961

Accrued expenses	623,235	—	—	—

Total liabilities	113,516,300	1,111,860	117,682,985	1,698,330

Net Assets:

Paid-in capital	1,540,963,466	25,282,809	1,344,226,669	22,062,514

Total distributable earnings	207,397,597	3,916,941	25,332,171	8,595,204

NET ASSETS	$1,748,361,063	$29,199,750	$1,369,558,840	$30,657,718
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	53,600,000	1,000,000	49,100,000	1,000,000

Net asset value per share:	$32.62	$29.20	$27.89	$30.66

(a)	Includes loaned securities having a market value of $26,865,643, $111,135, $24,313,039 and $248,926.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued)

February 28, 2019 (Unaudited)

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Assets:

Investments at value (cost $3,951,441,542 and $87,760,218, respectively)(a)	$4,503,258,494	$91,957,687

Investments in securities lending reinvestment vehicle, at value which equals cost	—	1,405,345

Cash	4,553,869	1,304,046

Receivables:

Fund shares sold	42,072,548	—

Dividends	8,301,469	63,291

Investments sold	—	38,095

Securities lending income	—	2,884

Total assets	4,558,186,380	94,771,348

Liabilities:

Payables:

Upon return of securities loaned	—	1,405,345

Investments purchased	41,960,564	1,148,174

Management fees	298,782	12,931

Total liabilities	42,259,346	2,566,450

Net Assets:

Paid-in capital	3,978,937,784	88,893,687

Total distributable earnings	536,989,250	3,311,211

NET ASSETS	$4,515,927,034	$92,204,898
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	80,502,500	2,050,000

Net asset value per share:	$56.10	$44.98

(a)	Includes loaned securities having a market value of $— and $1,336,336.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations

For the Six Months Ended February 28, 2019 (Unaudited)

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Investment income:

Dividends (net of foreign withholding taxes of $1,765,097, $19,349, $836,188 and $46,346, respectively)	$15,979,766	$276,890	$10,235,616	$462,384

Non cash dividend income	—	—	1,401,208	—

Securities lending income	58,369	6,838	151,250	888

Total investment income	16,038,135	283,728	11,788,074	463,272

Expenses:

Management fees	3,224,066	40,454	1,381,817	27,996

Custody, accounting and administrative services	705,941	—	—	—

Printing and mailing cost	68,677	—	—	—

Professional fees	61,175	—	—	—

Trustee fees	24,945	5,888	20,525	5,992

Registration fees	16,089	—	—	—

Other	47,300	2	33	21

Total expenses	4,148,193	46,344	1,402,375	34,009

Less — expense reductions	(519,437)	—	—	—

Net expenses	3,628,756	46,344	1,402,375	34,009

NET INVESTMENT INCOME	12,409,379	237,384	10,385,699	429,263

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments (including the effects of the foreign capital gains tax liability of $14,964, $—, $— and $—, respectively)	(25,362,817)	(331,233)	(10,988,765)	(207,569)

In-kind redemptions	1,384,749	7,719,060	—	8,472,079

Foreign currency transactions	(782,696)	759	(17,317)	(1,034)

Net change in unrealized gain (loss) on:

Investments (including the effects of the foreign capital gains tax liability of $2,065,989, $—, $— and $—, respectively)	16,838,220	(8,384,209)	(39,927,632)	(8,364,738)

Foreign currency translations	124,563	(895)	(22,346)	(1,565)

Net realized and unrealized loss	(7,797,981)	(996,518)	(50,956,060)	(102,827)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,611,398	$(759,134)	$(40,570,361)	$326,436

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued)

For the Six Months Ended February 28, 2019 (Unaudited)

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Investment income:

Dividends (net of foreign withholding taxes of $— and $110, respectively)	$38,196,131	$423,358

Non cash dividend income	—	27,258

Securities lending income	33,171	15,614

Total investment income	38,229,302	466,230

Expenses:

Management fees	1,719,527	50,594

Trustee fees	59,112	6,094

Total expenses	1,778,639	56,688

NET INVESTMENT INCOME	36,450,663	409,542

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments	(24,861,866)	(717,379)

In-kind redemptions	40,767,693	—

Foreign currency transactions	—	(70)

Net change in unrealized gain (loss) on:

Investments	(183,450,963)	357,268

Net realized and unrealized loss	(167,545,136)	(360,181)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(131,094,473)	$49,361

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF			ActiveBeta® Europe Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)	For the Fiscal Year Ended August 31, 2018		For the Six Months Ended February 28, 2019 (Unaudited)	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$12,409,379	$37,961,917		$237,384	$1,914,710

Net realized gain (loss)	(24,760,764)	(13,621,310)		7,388,586	(1,087,193)

Net change in unrealized gain (loss)	16,962,783	(38,278,616)		(8,385,104)	344,197

Net increase (decrease) in net assets resulting from operations	4,611,398	(13,938,009)		(759,134)	1,171,714

Distributions to shareholders:

From distributable earnings	(21,058,606)	(32,143,026	)(a)	(299,772)	(1,905,353	)(a)

Total distributions to shareholders	(21,058,606)	(32,143,026)		(299,772)	(1,905,353)

From share transactions:

Proceeds from sales of shares	95,465,836	314,794,227		9,731,922	30,634,671

Cost of shares redeemed	(19,197,696)	(70,855,843)		(53,436,739)	—

Net increase (decrease) in net assets resulting from share transactions	76,268,140	243,938,384		(43,704,817)	30,634,671

TOTAL INCREASE (DECREASE)	59,820,932	197,857,349		(44,763,723)	29,901,032

Net assets:(b)

Beginning of period	$1,688,540,131	$1,490,682,782		$73,963,473	$44,062,441

End of period	$1,748,361,063	$1,688,540,131		$29,199,750	$73,963,473

(a)	Prior fiscal year information has been revised to conform to current year presentation. Distributions to shareholders for ActiveBeta® Emerging Markets Equity ETF and ActiveBeta® Europe Equity ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $14,894,569 and $140,745 for ActiveBeta® Emerging Markets Equity ETF and ActiveBeta® Europe Equity ETF respectively, as of August 31, 2018.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF			ActiveBeta® Japan Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)	For the Fiscal Year Ended August 31, 2018		For the Six Months Ended February 28, 2019 (Unaudited)	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$10,385,699	$21,402,220		$429,263	$817,023

Net realized gain (loss)	(11,006,082)	(4,232,491)		8,263,476	(5,936)

Net change in unrealized gain (loss)	(39,949,978)	15,910,667		(8,366,303)	2,883,563

Net increase (decrease) in net assets resulting from operations	(40,570,361)	33,080,396		326,436	3,694,650

Distributions to shareholders:

From distributable earnings	(10,817,417)	(21,486,236	)(a)	(539,600)	(918,018	)(a)

Total distributions to shareholders	(10,817,417)	(21,486,236)		(539,600)	(918,018)

From share transactions:

Proceeds from sales of shares	326,484,629	504,609,336		12,425,460	7,009,409

Cost of shares redeemed	—	(14,870,038)		(34,332,217)	—

Net increase (decrease) in net assets resulting from share transactions	326,484,629	489,739,298		(21,906,757)	7,009,409

TOTAL INCREASE (DECREASE)	275,096,851	501,333,458		(22,119,921)	9,786,041

Net assets:(b)

Beginning of period	$1,094,461,989	$593,128,531		$52,777,639	$42,991,598

End of period	$1,369,558,840	$1,094,461,989		$30,657,718	$52,777,639

(a)	Prior fiscal year information has been revised to conform to current year presentation. Distributions to shareholders for ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income was $2,014,147 and $(137,957) for ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF respectively, as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Large Cap Equity ETF			ActiveBeta® U.S. Small Cap Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)	For the Fiscal Year Ended August 31, 2018		For the Six Months Ended February 28, 2019 (Unaudited)	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$36,450,663	$53,085,510		$409,542	$255,423

Net realized gain (loss)	15,905,827	38,767,598		(717,449)	557,814

Net change in unrealized gain (loss)	(183,450,963)	499,540,105		357,268	4,040,567

Net increase (decrease) in net assets resulting from operations	(131,094,473)	591,393,213		49,361	4,853,804

Distributions to shareholders:

From distributable earnings	(36,236,315)	(50,169,147	)(a)	(327,255)	(196,288	)(a)

Total distributions to shareholders	(36,236,315)	(50,169,147)		(327,255)	(196,288)

From share transactions:

Proceeds from sales of shares	851,779,937	1,249,627,575		45,468,692	41,173,190

Cost of shares redeemed	(148,818,804)	(207,045,304)		—	(10,712,536)

Net increase in net assets resulting from share transactions	702,961,133	1,042,582,271		45,468,692	30,460,654

TOTAL INCREASE	535,630,345	1,583,806,337		45,190,798	35,118,170

Net assets:(b)

Beginning of period	$3,980,296,689	$2,396,490,352		$47,014,100	$11,895,930

End of period	$4,515,927,034	$3,980,296,689		$92,204,898	$47,014,100

(a)	Prior fiscal year information has been revised to conform to current year presentation. Distributions to shareholders for ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $12,889,916 and $79,481 for ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF respectively, as of August 31, 2018.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Emerging Markets Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		Year Ended August 31,		For the period September 25, 2015* to August 31, 2016
			2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$32.98		$33.73	$28.03	$25.00

Net investment income(a)	0.24		0.77	0.63	0.60

Net realized and unrealized gain (loss)	(0.19)		(0.84)	5.58	2.70

Total gain (loss) from investment operations	0.05		(0.07)	6.21	3.30

Distributions to shareholders from net investment income	(0.41)		(0.68)	(0.51)	(0.27)

Net asset value, end of period	$32.62		$32.98	$33.73	$28.03

Market price, end of period	$32.63		$32.87	$33.74	$28.01

Total Return at Net Asset Value(b)	0.20%		(0.28)%	22.49%	13.29%

Net assets, end of period (in 000’s)	$1,748,361		$1,688,540	$1,490,683	$863,388

Ratio of net expenses to average net assets	0.45	%(c)	0.45%	0.45%	0.45	%(c)

Ratio of total expenses to average net assets	0.51	%(c)	0.51%	0.53%	0.58	%(c)

Ratio of net investment income to average net assets	1.54	%(c)	2.19%	2.13%	2.52	%(c)

Portfolio turnover rate(d)	13%		28%	27%	44%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Europe Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		Year Ended August 31,		For the period March 2, 2016* to August 31, 2016
			2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$30.82		$30.39	$26.12	$25.03

Net investment income(a)	0.18		0.95	0.75	0.60

Net realized and unrealized gain	(1.52)		0.37	4.26	0.97

Total gain (loss) from investment operations	(1.34)		1.32	5.01	1.57

Distributions to shareholders from net investment income	(0.28)		(0.89)	(0.74)	(0.48)

Net asset value, end of period	$29.20		$30.82	$30.39	$26.12

Market price, end of period	$29.12		$30.73	$30.54	$26.20

Total Return at Net Asset Value(b)	(4.35)%		4.40%	19.46%	6.23%

Net assets, end of period (in 000’s)	$29,200		$73,963	$44,062	$33,959

Ratio of net expenses to average net assets	0.25	%(c)	0.25%	0.25%	0.25	%(c)

Ratio of total expenses to average net assets	0.25	%(c)	0.25%	0.25%	0.71	%(c)

Ratio of net investment income to average net assets	1.28	%(c)	3.02%	2.71%	4.61	%(c)

Portfolio turnover rate(d)	8%		23%	17%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® International Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		Year Ended August 31,		For the period November 6, 2015* to August 31, 2016
			2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$29.42		$28.38	$24.67	$24.78

Net investment income(a)	0.25		0.76	0.69	0.59

Net realized and unrealized gain (loss)	(1.51)		1.02	3.61	(0.37)

Total gain (loss) from investment operations	(1.26)		1.78	4.30	0.22

Distributions to shareholders from net investment income	(0.27)		(0.74)	(0.59)	(0.33)

Net asset value, end of period	$27.89		$29.42	$28.38	$24.67

Market price, end of period	$27.90		$29.45	$28.53	$24.78

Total Return at Net Asset Value(b)	(4.23)%		6.30%	17.66%	0.90%

Net assets, end of period (in 000’s)	$1,369,559		$1,094,462	$593,129	$283,757

Ratio of net expenses to average net assets	0.25	%(c)	0.25%	0.25%	0.27	%(c)

Ratio of total expenses to average net assets	0.25	%(c)	0.25%	0.25%	0.62	%(c)

Ratio of net investment income to average net assets	1.85	%(c)	2.56%	2.64%	3.02	%(c)

Portfolio turnover rate(d)	8%		16%	23%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Japan Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		Year Ended August 31,		For the period March 2, 2016* to August 31, 2016
			2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$32.99		$30.71	$27.33	$25.69

Net investment income(a)	0.49		0.54	0.48	0.24

Net realized and unrealized gain (loss)	(2.15)		2.36	3.50	1.60

Total gain (loss) from investment operations	(1.66)		2.90	3.98	1.84

Distributions to shareholders from net investment income	(0.67)		(0.62)	(0.60)	(0.20)

Net asset value, end of period	$30.66		$32.99	$30.71	$27.33

Market price, end of period	$30.72		$32.90	$30.79	$27.44

Total Return at Net Asset Value(b)	(4.89)%		9.42%	14.74%	7.17%

Net assets, end of period (in 000’s)	$30,658		$52,778	$42,992	$32,797

Ratio of net expenses to average net assets	0.25	%(c)	0.25%	0.25%	0.25	%(c)

Ratio of total expenses to average net assets	0.25	%(c)	0.25%	0.25%	0.73	%(c)

Ratio of net investment income to average net assets	3.16	%(c)	1.62%	1.68%	1.81	%(c)

Portfolio turnover rate(d)	24%		23%	22%	10%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		Year Ended August 31,		For the period September 17, 2015* to August 31, 2016
			2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$58.75		$49.16	$43.83	$40.70

Net investment income(a)	0.50		0.96	0.97	0.85

Net realized and unrealized gain (loss)	(2.64)		9.56	5.17	2.78

Total gain (loss) from investment operations	(2.14)		10.52	6.14	3.63

Distributions to shareholders from net investment income	(0.51)		(0.93)	(0.81)	(0.50)

Net asset value, end of period	$56.10		$58.75	$49.16	$43.83

Market price, end of period	$56.09		$58.75	$49.15	$43.82

Total Return at Net Asset Value(b)	(3.57)%		21.65%	14.15%	8.97%

Net assets, end of period (in 000’s)	$4,515,927		$3,980,297	$2,396,490	$1,157,206

Ratio of net expenses to average net assets	0.09	%(c)	0.09%	0.09%	0.09	%(c)

Ratio of total expenses to average net assets	0.09	%(c)	0.09%	0.09%	0.19	%(c)

Ratio of net investment income to average net assets	1.84	%(c)	1.78%	2.08%	2.11	%(c)

Portfolio turnover rate(d)	8%		16%	20%	18%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018	For the period June 28, 2017* to August 31, 2017
Per Share Operating Performance:

Net asset value, beginning of period	$49.49		$39.65	$40.36

Net investment income(a)	0.31	(b)	0.56	0.07

Net realized and unrealized gain (loss)	(4.54)		9.79	(0.78)

Total gain (loss) from investment operations	(4.23)		10.35	(0.71)

Distributions to shareholders from net investment income	(0.28)		(0.51)	—

Net asset value, end of period	$44.98		$49.49	$39.65

Market price, end of period	$45.03		$49.55	$38.95

Total Return at Net Asset Value(c)	(8.49)%		26.28%	(1.76)%

Net assets, end of period (in 000’s)	$92,205		$47,014	$11,896

Ratio of total expenses to average net assets	0.20	%(d)	0.20%	0.20	%(d)

Ratio of net investment income to average net assets	1.44	%(b)(d)	1.24%	0.96	%(d)

Portfolio turnover rate(e)	7%		27%	0	%(f)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.11% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Less than 0.5%

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements

February 28, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series (collectively, the “Funds” or individually a “Fund”). Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (“ActiveBeta® Emerging Markets Equity ETF”), Goldman Sachs ActiveBeta® Europe Equity ETF (“ActiveBeta® Europe Equity ETF”), Goldman Sachs ActiveBeta® International Equity ETF (“ActiveBeta® International Equity ETF”), Goldman Sachs ActiveBeta® Japan Equity ETF (“ActiveBeta® Japan Equity ETF”), Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (“ActiveBeta® U.S. Large Cap Equity ETF”) and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (“ActiveBeta® U.S. Small Cap Equity ETF”) are all diversified Funds. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and the ActiveBeta® U.S. Small Cap Equity ETF. The ActiveBeta® Emerging Markets Equity ETF issues and redeems Creation Units partially for cash and partially in-kind. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.   Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

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Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2019:

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$108,250,042	$5,596,869	$—

Asia	1,263,672,310	73,137,829	—

Europe	40,741,149	—	—

North America	63,966,049	—	—

South America	136,160,412	51,484,461	—

Securities Lending Reinvestment Vehicle	30,573,906	—	—

Total	$1,643,363,868	$130,219,159	$—

ACTIVEBETA® EUROPE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$153,614	$—	$—

Asia	6,546	—	—

Europe	27,943,493	407,907	—

North America	227,110	—	—

Oceania	265,680	—	—

South America	20,435	—	—

Securities Lending Reinvestment Vehicle	115,687	—	—

Total	$28,732,565	$407,907	$—

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Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$5,178,828	$—	$—

Asia	369,476,895	—	—

Europe	754,960,034	12,550,344	—

North America	131,117,948	—	—

Oceania	91,893,412	—	—

South America	743,959	326,588	—

Securities Lending Reinvestment Vehicle	25,717,599	—	—

Total	$1,379,088,675	$12,876,932	$—

ACTIVEBETA® JAPAN EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$30,596,905	$—	$—

Securities Lending Reinvestment Vehicle	263,303	—	—

Total	$30,860,208	$—	$—

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$5,247,266	$—	$—

North America	4,498,011,228	—	—

Total	$4,503,258,494	$—	$—

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$80,586	$—	$—

Europe	214,863	—	—

North America	91,640,390	—	519

South America	21,329	—	—

Securities Lending Reinvestment Vehicle	1,405,345	—	—

Total	$93,362,513	$—	$519

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the six months ended February 28, 2019, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee
ActiveBeta® Europe Equity ETF	0.25%
ActiveBeta® International Equity ETF	0.25%
ActiveBeta® Japan Equity ETF	0.25%
ActiveBeta® U.S. Large Cap Equity ETF	0.09%
ActiveBeta® U.S. Small Cap Equity ETF	0.20%

For the six months ended February 28, 2019, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee
ActiveBeta® Emerging Markets Equity ETF	0.40%

B.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the six months ended February 28, 2019, these expense reimbursements amounted to $519,437.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the

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Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	ActiveBeta® Emerging Markets Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018
Shares Sold	3,000,000	$95,263,457	9,000,000	$313,899,096
Shares Redeemed	(600,000)	(19,151,704)	(2,000,000)	(70,845,037)

NET INCREASE IN SHARES	2,400,000	$76,111,753	7,000,000	$243,054,059

	ActiveBeta® Europe Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018
Shares Sold	350,000	$9,731,604	950,000	$30,634,671
Shares Redeemed	(1,750,000)	(53,436,739)	—	—

NET INCREASE IN SHARES	(1,400,000)	$(43,705,135)	950,000	$30,634,671

	ActiveBeta® International Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018
Shares Sold	11,900,000	$326,469,320	16,800,000	$504,572,187
Shares Redeemed	—	—	(500,000)	(14,869,982)

NET INCREASE IN SHARES	11,900,000	$326,469,320	16,300,000	$489,702,205

	ActiveBeta® Japan Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018
Shares Sold	400,000	$12,425,460	200,000	$7,009,409
Shares Redeemed	(1,000,000)	(34,332,217)	—	—

NET INCREASE IN SHARES	(600,000)	$(21,906,757)	200,000	$7,009,409

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018
Shares Sold	15,550,000	$851,779,897	22,900,000	$1,249,627,522
Shares Redeemed	(2,800,000)	(148,818,804)	(3,900,000)	(207,045,304)

NET INCREASE IN SHARES	12,750,000	$702,961,093	19,000,000	$1,042,582,218

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018
Shares Sold	1,100,000	$45,468,678	900,000	$41,173,179
Shares Redeemed	—	—	(250,000)	(10,712,536)

NET INCREASE IN SHARES	1,100,000	$45,468,678	650,000	$30,460,643

*	Commencement of operation

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the six months ended February 28, 2019, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$266,039,080	$220,061,699
ActiveBeta® Europe Equity ETF	3,109,899	3,198,509
ActiveBeta® International Equity ETF	103,070,586	96,362,428
ActiveBeta® Japan Equity ETF	7,018,906	6,531,007
ActiveBeta® U.S. Large Cap Equity ETF	329,882,083	323,391,287
ActiveBeta® U.S. Small Cap Equity ETF	4,938,931	4,180,296

The purchase and sales from in-kind creation and redemption transactions for the six months ended February 28, 2019, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$24,150,771	$5,119,293
ActiveBeta® Europe Equity ETF	9,626,671	53,094,986
ActiveBeta® International Equity ETF	318,706,181	—
ActiveBeta® Japan Equity ETF	12,267,988	34,043,558
ActiveBeta® U.S. Large Cap Equity ETF	844,015,212	147,986,478
ActiveBeta® U.S. Small Cap Equity ETF	44,988,232	—

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Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2019 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended February 28, 2019, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended February 28, 2019:

Fund	Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2019
ActiveBeta® Emerging Markets Equity ETF	$22,917,805	$73,507,554	$(65,851,453)	$30,573,906
ActiveBeta® Europe Equity ETF	517,340	5,822,230	(6,223,883)	115,687
ActiveBeta® International Equity ETF	12,382,605	145,318,511	(131,983,517)	25,717,599
ActiveBeta® Japan Equity ETF	928,809	1,261,152	(1,926,658)	263,303
ActiveBeta® U.S. Large Cap Equity ETF	165,999	10,551,022	(10,717,021)	—
ActiveBeta® U.S. Small Cap Equity ETF	1,464,426	5,755,719	(5,814,800)	1,405,345

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8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2018, the Funds’ capital loss carryforward and certain timing differences on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Capital loss carryforwards:
Perpetual Short-Term	$(9,474,543)	$(8,922)	$(134,300)	$(31,193)	$(10,443,983)	$(12,857)
Perpetual Long-Term	—	(58,657)	—	—	(750,872)	—
Timing differences (Post-October Capital Loss Deferral/Qualified Late Year Loss Deferral)	(29,028,472)	(953,073)	(5,934,865)	(20,277)	(15,211,669)	(152,393)

As of February 28, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Tax Cost	$1,509,709,912	$31,800,977	$1,352,738,151	$30,454,119	$3,968,872,811	$89,330,113
Gross unrealized gain	334,054,708	1,037,377	104,386,275	1,857,429	658,704,203	7,745,887
Gross unrealized loss	(70,181,593)	(3,697,882)	(65,158,819)	(1,451,340)	(124,318,520)	(3,712,968)
Net unrealized gains (losses)	$263,873,115	$(2,660,505)	$39,227,456	$406,089	$534,385,683	$4,032,919

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of underlying fund investments, partnership investments, and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no

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Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

9. OTHER RISKS (continued)

regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

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10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Fund Expenses — Six Months ended 2/28/2019 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2018 and held for the six months ended February 28, 2019, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ActiveBeta® Emerging Markets Equity ETF				ActiveBeta® Europe Equity ETF				ActiveBeta® International Equity ETF
	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid*	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid*	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid*
Actual based on NAV	$1,000	$1,002.00		$2.23	$1,000	$956.50		$1.21	$1,000	$957.70		$1.21
Hypothetical 5% return	1,000	1,022.56	+	2.26	1,000	1,023.55	+	1.25	1,000	1,023.55	+	1.25

	ActiveBeta® Japan Equity ETF				ActiveBeta® U.S. Large Cap Equity ETF				ActiveBeta® U.S. Small Cap Equity ETF
	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid*	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid*	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid*
Actual based on NAV	$1,000	$951.10		$1.21	$1,000	$964.30		$0.44	$1,000	$915.10		$0.95
Hypothetical 5% return	1,000	1,023.55	+	1.25	1,000	1,024.35	+	0.45	1,000	1,023.80	+	1.00

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
ActiveBeta® Emerging Markets Equity ETF	0.45%
ActiveBeta® Europe Equity ETF	0.25
ActiveBeta® International Equity ETF	0.25
ActiveBeta® Japan Equity ETF	0.25
ActiveBeta® U.S. Large Cap Equity ETF	0.09
ActiveBeta® U.S. Small Cap Equity ETF	0.20

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was approved for continuation until September 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 20-21, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies and its expertise in developing “smart beta” products. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the total return of the Fund to the performance of its proprietary index, a comparable market capitalization-weighted reference index, and a separate account composite with a comparable investment strategy. The information regarding the Fund’s investment performance was provided for the one-year period ended December 31, 2017 and year-to-date period ended January 31, 2018. The Trustees also noted that supplemental performance information had been provided by the Investment Adviser for the Fund for the one-year and year-to-date periods ended June 30, 2018. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its proprietary index.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as an ETF. The Trustees noted that no license fees would be payable to the Investment Adviser by the Fund for use of the index created by the Investment Adviser. The Trustees reviewed the Fund’s total operating expense ratio (both gross and net of expense limitations). The Trustees also considered information previously provided at the March 13-14, 2018 meeting regarding fees and expenses to similar information for comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

In particular, the Trustees referred to an analysis comparing the Fund’s management fee and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level and acknowledged the permanent expense limitation agreement in place. The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations.

Economies of Scale

The Trustees noted that the Fund does not have management fee breakpoints. The Trustees considered information previously provided regarding the amount of assets in the Fund, the Fund’s recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates. The Trustees recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses, such as certain fixed fees, become a smaller percentage of overall assets.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and/or reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2019.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® ETFs except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was approved for continuation until September 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 20-21, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® ETFs except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Funds pay a single fee to the Investment Adviser, and the Investment Adviser pays all of the Funds’ ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track proprietary indices created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies and its expertise in developing “smart beta” products. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the total return of each Fund to the performance of its respective proprietary index, a comparable market capitalization-weighted reference index, and a separate account composite with a comparable investment strategy. The information regarding each Fund’s investment performance was provided for the one-year period ended December 31, 2017, to the extent that a Fund had been in existence for that one-year period. The Trustees also noted that supplemental performance information had been provided by the Investment Adviser for the Funds for the one-year and year-to-date periods ended January 31, 2018 and June 30, 2018, to the extent that a Fund had been in existence for that entire period. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective proprietary index.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® ETFs except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

Unitary Fee Structure and Profitability

The Trustees considered the contractual fee rates payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as ETFs. The Trustees noted that no license fees would be payable to the Investment Adviser by the Funds for use of the index created by the Investment Adviser. The Trustees also considered information previously provided at the March 13-14, 2018 meeting regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fees and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations.

Economies of Scale

The Trustees noted that the Funds do not have fee breakpoints. The Trustees considered information previously provided regarding the amounts of assets in each Fund, the Funds’ recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (d) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (c) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and/or reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until September 30, 2019.

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Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of December 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

Effective August 7, 2018, the Goldman Sachs TreasuryAccess 0-1 Year ETF was renamed Goldman Sachs Access Treasury 0-1 Year ETF.

INDEX DISCLAIMERS

The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs” or the “Funds”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.

The Russell 2000® Index was used by Goldman Sachs Asset Management or its affiliate as the starting universe for selection of the companies included in the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. Frank Russell Company (“RUSSELL”) does not in any way sponsor, support, promote or endorse the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF. In no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the Russell 2000® Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2019 Goldman Sachs. All rights reserved. 162446-OTU-04/19-914 ACTBETASAR-19/37k

Goldman Sachs Funds

Semi-Annual Report	February 28, 2019

Equal Weight U.S. Large Cap Equity ETF

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Solactive US Large Cap Equal Weight Index (GTR) (the “Index”) consists of equity securities of large capitalization U.S. issuers. The Index is an equal-weight version of the Solactive US Large Cap Index, a market capitalization-weighted index that includes equity securities of approximately 500 of the largest U.S. companies. The Index includes the same constituents as the Solactive US Large Cap Index. However, unlike the Solactive US Large Cap Index, in which each security is weighted based on its market value, each security in the Index is given the same weight, approximately 0.2% of the Index, at each rebalance.

As of November 30, 2018, the Index consisted of 501 securities with a market capitalization range of between approximately $4.8 billion and $857 billion, and an average market capitalization of approximately $50.1 billion. The Index is reconstituted on a semi-annual basis in May and November to reflect changes in the constituents of the Solactive US Large Cap Index. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria. The Index is rebalanced on a monthly basis to weight all constituents equally.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

* * *

At the end of the Reporting Period, i.e. the six months ended February 28, 2019, we believed that while mega-cap stocks may drive performance in market cap-weighted equity indices, many top performers may be found among non-mega-cap stocks. We maintain conviction in our methodology for providing meaningful access to opportunities among non-mega-cap stocks and avoiding concentration in mega-cap stocks by equally weighting the largest U.S. equities and rebalancing on a monthly basis. We believe this approach allows investors to participate in a broad range of market cycles and potentially reduce exposure to isolated market incidents.

1

PORTFOLIO RESULTS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -2.35% based on net asset value (“NAV”) and -2.36% based on market price. The Index returned -2.20%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned -3.04% during the same period.

The Fund had an NAV of $46.33 on August 31, 2018 and ended the Reporting Period with an NAV of $44.91 per share. The Fund’s market price on February 28, 2019 was $44.93 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the S&P 500 Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Index posted a negative absolute return but outperformed the S&P 500 Index. The Fund also outperformed the S&P 500 Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, utilities and consumer discretionary sectors contributed most positively to the Index’s results relative to the S&P 500 Index. Partially offsetting these positive contributors were Index constituents in the energy, health care and communication services sectors, which detracted from the Index’s results relative to the S&P 500 Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in information technology giants Apple and Alphabet and in e-commerce retailing behemoth Amazon.com contributed most positively (0.19%, 0.19% and 0.18% of Fund net assets as of February 28, 2019, respectively). Each of these holdings posted a negative return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in aerospace and defense company Boeing, consumer goods manufacturer Procter & Gamble and software giant Microsoft detracted most (0.21%, 0.20% and 0.20% of Fund net assets as of February 28, 2019, respectively). Boeing and Procter & Gamble each posted a gain within the Index during the Reporting Period, and Microsoft also generated a positive return within the Index during the Reporting Period, albeit more modestly so.

2

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive US Large Cap Equal Weight Index	S&P 500 Index

Information Technology	16.3%	16.4%	20.6%
Financials	13.8	13.9	13.3
Industrials	13.1	13.1	9.8
Health Care	12.8	12.8	14.8
Consumer Discretionary	10.6	10.6	9.9
Consumer Staples	6.3	6.3	7.1
Utilities	6.3	6.3	3.3
Energy	5.9	6.0	5.4
Real Estate	5.7	5.7	3.0
Materials	4.8	4.8	2.7
Communication Services	4.1	4.1	10.1

[1]Sector	classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[2]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index.

3

FUND BASICS

Equal Weight U.S. Large Cap Equity ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019

Market Price[1]	$44.93
Net Asset Value (NAV)[1]	$44.91

[1]	The Market Price is the price at which the Fund’s shares are trading on the CBOE BZX Exchange, Inc. (“CBOE BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on CBOE BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Solactive US Large Cap Equal Weight Index[3]	S&P 500 Index (Total Return, USD)[4]

Shares	-2.35%	-2.36%	-2.20%	-3.04%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of an Index by Solactive AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

4

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	One Year	Since Inception	Inception Date

Shares (based on NAV)	-7.27%	-0.39%	9/12/17
Shares (based on Market Price)	-8.07	-0.77	9/12/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIOS[6]

Expense Ratio

Shares	0.09%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP 10 HOLDINGS AS OF 2/28/19[7]

Holding	% of Net Assets	Line of Business

Arista Networks, Inc.	0.2%	Information Technology
Motorola Solutions, Inc.	0.2	Information Technology
PG&E Corp.	0.2	Utilities
SS&C Technologies Holdings, Inc.	0.2	Information Technology
Electronic Arts, Inc.	0.2	Communication Services
Chipotle Mexican Grill, Inc.	0.2	Consumer Discretionary
Danaher Corp.	0.2	Health Care
Best Buy Co., Inc.	0.2	Consumer Discretionary
Philip Morris International, Inc.	0.2	Consumer Staples
CoStar Group, Inc.	0.2	Industrials

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

Industry Terms:

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

6

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.5%
Communication Services – 4.1%
4,701	Activision Blizzard, Inc.	$198,100
172	Alphabet, Inc., Class A*	193,767
6,794	AT&T, Inc.	211,429
4,023	CBS Corp., Class B	201,995
13,963	CenturyLink, Inc.	184,172
589	Charter Communications, Inc., Class A*	203,152
5,400	Comcast Corp., Class A	208,818
2,449	Electronic Arts, Inc.*	234,565
1,168	Facebook, Inc., Class A*	188,574
926	IAC/InterActiveCorp*	197,284
8,761	Interpublic Group of Cos., Inc. (The)	201,766
2,263	Liberty Broadband Corp., Class C*	202,538
570	Netflix, Inc.*	204,117
2,569	Omnicom Group, Inc.	194,473
2,196	Take-Two Interactive Software, Inc.*	191,623
3,056	T-Mobile US, Inc.*	220,674
4,084	Twenty-First Century Fox, Inc., Class A	205,956
5,832	Twitter, Inc.*	179,509
3,718	Verizon Communications, Inc.	211,629
6,559	Viacom, Inc., Class B	191,654
1,786	Walt Disney Co. (The)	201,532

		4,227,327

Consumer Discretionary – 10.6%
1,249	Advance Auto Parts, Inc.	202,063
113	Amazon.com, Inc.*	185,301
6,088	Aramark	184,466
232	AutoZone, Inc.*	217,841
3,375	Best Buy Co., Inc.	232,335
110	Booking Holdings, Inc.*	186,674
1,149	Burlington Stores, Inc.*	195,031
3,227	CarMax, Inc.*	200,397
3,436	Carnival Corp.	198,463
386	Chipotle Mexican Grill, Inc.*	234,507
1,853	Darden Restaurants, Inc.	207,740
1,732	Dollar General Corp.	205,173
2,045	Dollar Tree, Inc.*	196,995
681	Domino’s Pizza, Inc.	170,890
5,218	DR Horton, Inc.	202,928
5,683	eBay, Inc.	211,123
1,572	Expedia Group, Inc.	193,843
22,936	Ford Motor Co.	201,149
5,097	General Motors Co.	201,230
1,959	Genuine Parts Co.	213,100
2,535	GrubHub, Inc.*	206,805
2,199	Hasbro, Inc.	186,695
2,695	Hilton Worldwide Holdings, Inc.	223,954
1,071	Home Depot, Inc. (The)	198,285
2,943	Kohl’s Corp.	198,741
3,365	Las Vegas Sands Corp.	206,712
1,322	Lear Corp.	201,037
4,281	Lennar Corp., Class A	205,402
7,398	LKQ Corp.*	204,925
2,045	Lowe’s Cos., Inc.	214,909
7,733	Macy’s, Inc.	191,701
1,712	Marriott International, Inc., Class A	214,462
1,129	McDonald’s Corp.	207,555

Common Stocks – (continued)
Consumer Discretionary – (continued)
6,814	MGM Resorts International	182,274
1,597	Mohawk Industries, Inc.*	217,384
2,409	NIKE, Inc., Class B	206,524
3,898	Norwegian Cruise Line Holdings Ltd.*	216,456
566	O’Reilly Automotive, Inc.*	210,529
1,787	PVH Corp.	205,219
9,148	Qurate Retail, Inc.*	164,755
2,144	Ross Stores, Inc.	203,316
1,704	Royal Caribbean Cruises Ltd.	201,890
2,850	Starbucks Corp.	200,241
5,182	Tapestry, Inc.	181,059
2,754	Target Corp.	200,051
618	Tesla, Inc.*	197,686
2,225	Tiffany & Co.	211,464
4,075	TJX Cos., Inc. (The)	209,007
2,247	Tractor Supply Co.	214,251
683	Ulta Beauty, Inc.*	213,431
981	Vail Resorts, Inc.	204,431
2,333	VF Corp.	203,811
1,572	Wynn Resorts Ltd.	198,921
2,137	Yum! Brands, Inc.	201,946

		10,947,078

Consumer Staples – 6.3%
4,111	Altria Group, Inc.	215,458
4,913	Archer-Daniels-Midland Co.	208,802
4,211	Brown-Forman Corp., Class B	208,402
3,731	Bunge Ltd.	198,041
3,429	Church & Dwight Co., Inc.	225,628
1,331	Clorox Co. (The)	210,338
4,087	Coca-Cola Co. (The)	185,305
3,123	Colgate-Palmolive Co.	205,712
9,031	Conagra Brands, Inc.	211,054
1,154	Constellation Brands, Inc., Class A	195,211
947	Costco Wholesale Corp.	207,147
1,269	Estee Lauder Cos., Inc. (The), Class A	199,157
4,481	General Mills, Inc.	211,190
1,886	Hershey Co. (The)	208,742
4,775	Hormel Foods Corp.	207,044
1,902	JM Smucker Co. (The)	201,441
3,406	Kellogg Co.	191,622
1,795	Kimberly-Clark Corp.	209,710
4,167	Kraft Heinz Co. (The)	138,303
7,093	Kroger Co. (The)	208,038
2,797	Lamb Weston Holdings, Inc.	193,860
1,599	McCormick & Co., Inc.	217,432
3,006	Molson Coors Brewing Co., Class B	185,350
4,383	Mondelez International, Inc., Class A	206,702
3,513	Monster Beverage Corp.*	224,235
1,781	PepsiCo, Inc.	205,955
2,653	Philip Morris International, Inc.	230,652
2,066	Procter & Gamble Co. (The)	203,604
3,098	Sysco Corp.	209,270
3,264	Tyson Foods, Inc., Class A	201,258
2,833	Walgreens Boots Alliance, Inc.	201,681
2,104	Walmart, Inc.	208,275

		6,534,619

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy – 5.9%
4,106	Anadarko Petroleum Corp.	$178,611
6,159	Apache Corp.	204,356
7,973	Baker Hughes a GE Co., Class A	210,328
8,148	Cabot Oil & Gas Corp.	200,604
2,992	Cheniere Energy, Inc.*	192,834
1,681	Chevron Corp.	201,014
2,661	Cimarex Energy Co.	191,353
1,708	Concho Resources, Inc.	187,880
2,911	ConocoPhillips	197,511
7,515	Devon Energy Corp.	221,768
1,993	Diamondback Energy, Inc.	205,139
2,058	EOG Resources, Inc.	193,452
10,680	EQT Corp.	193,522
9,946	Equitrans Midstream Corp.	175,447
2,647	Exxon Mobil Corp.	209,192
6,226	Halliburton Co.	191,076
3,727	Hess Corp.	215,607
3,528	HollyFrontier Corp.	180,634
10,869	Kinder Morgan, Inc.	208,250
12,684	Marathon Oil Corp.	210,554
2,964	Marathon Petroleum Corp.	183,798
6,652	National Oilwell Varco, Inc.	187,187
8,801	Noble Energy, Inc.	194,942
2,993	Occidental Petroleum Corp.	197,987
3,027	ONEOK, Inc.	194,515
2,117	Phillips 66	203,994
1,412	Pioneer Natural Resources Co.	199,021
4,445	Schlumberger Ltd.	195,847
4,598	Targa Resources Corp.	185,024
2,325	Valero Energy Corp.	189,627
7,365	Williams Cos., Inc. (The)	196,572

		6,097,646

Financials – 13.9%
4,174	Aflac, Inc.	205,110
309	Alleghany Corp.	198,675
2,267	Allstate Corp. (The)	213,960
7,536	Ally Financial, Inc.	204,150
1,940	American Express Co.	209,016
4,617	American International Group, Inc.	199,454
1,601	Ameriprise Financial, Inc.	210,740
19,244	Annaly Capital Management, Inc. REIT	194,942
1,193	Aon PLC	204,635
6,626	Arch Capital Group Ltd.*	216,471
2,544	Arthur J Gallagher & Co.	204,232
6,999	Bank of America Corp.	203,531
3,813	Bank of New York Mellon Corp. (The)	200,106
4,141	BB&T Corp.	211,067
970	Berkshire Hathaway, Inc., Class B*	195,261
473	BlackRock, Inc.	209,643
2,492	Capital One Financial Corp.	208,281
2,102	Cboe Global Markets, Inc.	201,603
4,339	Charles Schwab Corp. (The)	199,637
1,488	Chubb Ltd.	199,243
2,440	Cincinnati Financial Corp.	211,841
3,148	Citigroup, Inc.	201,409
5,862	Citizens Financial Group, Inc.	216,542

Common Stocks – (continued)
Financials – (continued)
1,136	CME Group, Inc.	206,650
2,531	Comerica, Inc.	220,475
2,898	Discover Financial Services	207,526
4,285	E*TRADE Financial Corp.	209,922
912	Everest Re Group Ltd.	206,212
7,504	Fifth Third Bancorp	206,960
2,020	First Republic Bank	212,060
6,558	Franklin Resources, Inc.	213,856
1,019	Goldman Sachs Group, Inc. (The)(a)	200,437
4,126	Hartford Financial Services Group, Inc. (The)	203,659
15,182	Huntington Bancshares, Inc.	218,773
2,597	Intercontinental Exchange, Inc.	200,359
10,721	Invesco Ltd.	207,451
1,943	JPMorgan Chase & Co.	202,772
12,375	KeyCorp	218,543
8,473	KKR & Co., Inc., Class A	188,355
3,435	Lincoln National Corp.	214,756
4,190	Loews Corp.	199,528
1,240	M&T Bank Corp.	214,594
190	Markel Corp.*	190,927
2,178	Marsh & McLennan Cos., Inc.	202,598
4,454	MetLife, Inc.	201,276
1,236	Moody’s Corp.	213,976
4,746	Morgan Stanley	199,237
1,156	MSCI, Inc.	213,536
2,329	Nasdaq, Inc.	213,267
2,239	Northern Trust Corp.	208,675
1,648	PNC Financial Services Group, Inc. (The)	207,681
4,151	Principal Financial Group, Inc.	218,509
3,025	Progressive Corp. (The)	220,523
2,167	Prudential Financial, Inc.	207,707
2,440	Raymond James Financial, Inc.	201,495
13,071	Regions Financial Corp.	214,364
1,385	Reinsurance Group of America, Inc.	200,119
1,024	S&P Global, Inc.	205,179
2,837	State Street Corp.	203,895
3,406	SunTrust Banks, Inc.	220,947
865	SVB Financial Group*	213,793
6,680	Synchrony Financial	217,835
2,133	T Rowe Price Group, Inc.	214,217
3,631	TD Ameritrade Holding Corp.	204,534
1,592	Travelers Cos., Inc. (The)	211,593
3,913	US Bancorp	202,263
4,085	Wells Fargo & Co.	203,801
1,197	Willis Towers Watson PLC	205,908
4,120	Zions Bancorporation	210,532

		14,300,824

Health Care – 12.8%
2,734	Abbott Laboratories	212,213
2,510	AbbVie, Inc.	198,892
581	ABIOMED, Inc.*	194,344
2,627	Agilent Technologies, Inc.	208,689
1,651	Alexion Pharmaceuticals, Inc.*	223,430
827	Align Technology, Inc.*	214,168
1,455	Allergan PLC	200,368

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
2,332	AmerisourceBergen Corp.	$194,256
1,056	Amgen, Inc.	200,724
672	Anthem, Inc.	202,090
2,808	Baxter International, Inc.	209,842
832	Becton Dickinson and Co.	206,993
598	Biogen, Inc.*	196,150
2,062	BioMarin Pharmaceutical, Inc.*	192,302
5,335	Boston Scientific Corp.*	214,040
4,039	Bristol-Myers Squibb Co.	208,655
3,998	Cardinal Health, Inc.	217,251
2,281	Celgene Corp.*	189,597
3,173	Centene Corp.*	193,204
3,635	Cerner Corp.*	203,378
1,090	Cigna Corp.	190,140
721	Cooper Cos., Inc. (The)	206,199
1,005	Covetrus, Inc.*	35,959
3,063	CVS Health Corp.	177,133
1,839	Danaher Corp.	233,590
3,527	DaVita, Inc.*	200,686
4,633	DENTSPLY SIRONA, Inc.	193,474
1,344	DexCom, Inc.*	187,259
1,180	Edwards Lifesciences Corp.*	199,762
1,661	Eli Lilly & Co.	209,768
3,005	Gilead Sciences, Inc.	195,385
1,430	HCA Healthcare, Inc.	198,827
2,511	Henry Schein, Inc.*	148,902
4,547	Hologic, Inc.*	214,391
672	Humana, Inc.	191,547
952	IDEXX Laboratories, Inc.*	200,901
706	Illumina, Inc.*	220,816
2,472	Incyte Corp.*	213,161
393	Intuitive Surgical, Inc.*	215,211
1,543	IQVIA Holdings, Inc.*	216,174
1,569	Jazz Pharmaceuticals PLC*	219,707
1,515	Johnson & Johnson	207,010
1,417	Laboratory Corp. of America Holdings*	210,056
1,531	McKesson Corp.	194,682
2,284	Medtronic PLC	206,702
2,607	Merck & Co., Inc.	211,923
304	Mettler-Toledo International, Inc.*	206,997
6,458	Mylan NV*	170,427
2,293	Neurocrine Biosciences, Inc.*	177,134
4,274	Perrigo Co. PLC	208,144
4,799	Pfizer, Inc.	208,037
2,303	Quest Diagnostics, Inc.	199,325
486	Regeneron Pharmaceuticals, Inc.*	209,340
2,086	ResMed, Inc.	213,669
1,112	Stryker Corp.	209,623
737	Teleflex, Inc.	213,612
816	Thermo Fisher Scientific, Inc.	211,809
765	UnitedHealth Group, Inc.	185,298
1,482	Universal Health Services, Inc., Class B	205,746
1,514	Varian Medical Systems, Inc.*	203,421
1,735	Veeva Systems, Inc., Class A*	204,574
1,085	Vertex Pharmaceuticals, Inc.*	204,794
863	Waters Corp.*	209,036
717	WellCare Health Plans, Inc.*	181,817

Common Stocks – (continued)
Health Care – (continued)
1,703	Zimmer Biomet Holdings, Inc.	211,376
2,306	Zoetis, Inc.	217,294

		13,231,424

Industrials – 13.1%
998	3M Co.	206,975
5,445	American Airlines Group, Inc.	194,005
2,662	AMETEK, Inc.	211,842
10,685	Arconic, Inc.	197,566
486	Boeing Co. (The)	213,821
1,512	Caterpillar, Inc.	207,658
2,222	CH Robinson Worldwide, Inc.	200,824
1,048	Cintas Corp.	216,517
3,875	Copart, Inc.*	227,346
502	CoStar Group, Inc.*	229,680
2,936	CSX Corp.	213,359
1,331	Cummins, Inc.	205,094
1,222	Deere & Co.	200,457
3,977	Delta Air Lines, Inc.	197,180
2,279	Dover Corp.	206,318
2,607	Eaton Corp. PLC	207,960
3,020	Emerson Electric Co.	205,813
1,860	Equifax, Inc.	203,689
2,842	Expeditors International of Washington, Inc.	213,008
3,269	Fastenal Co.	205,751
1,094	FedEx Corp.	198,014
2,699	Fortive Corp.	220,157
1,178	General Dynamics Corp.	200,519
18,625	General Electric Co.	193,514
1,273	Harris Corp.	209,956
1,344	Honeywell International, Inc.	207,070
946	Huntington Ingalls Industries, Inc.	198,102
1,451	IDEX Corp.	209,089
3,855	IHS Markit Ltd.*	204,970
1,458	Illinois Tool Works, Inc.	210,069
1,975	Ingersoll-Rand PLC	208,481
3,010	Jacobs Engineering Group, Inc.	222,078
1,839	JB Hunt Transport Services, Inc.	198,005
5,892	Johnson Controls International PLC	207,811
1,906	Kansas City Southern	207,068
983	L3 Technologies, Inc.	208,150
664	Lockheed Martin Corp.	205,448
6,084	Masco Corp.	228,515
7,786	Nielsen Holdings PLC	203,993
1,192	Norfolk Southern Corp.	213,726
719	Northrop Grumman Corp.	208,481
1,420	Old Dominion Freight Line, Inc.	214,093
3,069	PACCAR, Inc.	208,078
1,200	Parker-Hannifin Corp.	211,392
1,143	Raytheon Co.	213,170
2,576	Republic Services, Inc.	202,036
8,452	Resideo Technologies, Inc.*	217,216
1,175	Rockwell Automation, Inc.	209,808
672	Roper Technologies, Inc.	217,493
3,491	Southwest Airlines Co.	195,636
2,157	Spirit AeroSystems Holdings, Inc., Class A	213,112

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
1,538	Stanley Black & Decker, Inc.	$203,677
3,677	Textron, Inc.	199,661
472	TransDigm Group, Inc.*	204,890
3,220	TransUnion	207,883
1,251	Union Pacific Corp.	209,793
2,234	United Continental Holdings, Inc.*	196,168
1,866	United Parcel Service, Inc., Class B	205,633
1,558	United Rentals, Inc.*	209,691
1,655	United Technologies Corp.	207,984
1,669	Verisk Analytics, Inc.*	211,012
100	Wabtec Corp.	7,326
2,056	Waste Management, Inc.	208,170
662	WW Grainger, Inc.	201,758
3,327	XPO Logistics, Inc.*	167,514
2,846	Xylem, Inc.	215,015

		13,486,288

Information Technology – 16.2%
1,278	Accenture PLC, Class A	206,244
793	Adobe, Inc.*	208,162
8,743	Advanced Micro Devices, Inc.*	205,723
2,941	Akamai Technologies, Inc.*	204,870
1,112	Alliance Data Systems Corp.	192,376
3,596	Amdocs Ltd.	199,830
2,219	Amphenol Corp., Class A	208,519
1,998	Analog Devices, Inc.	213,706
1,179	ANSYS, Inc.*	208,989
1,142	Apple, Inc.	197,737
5,131	Applied Materials, Inc.	196,722
889	Arista Networks, Inc.*	253,587
1,317	Autodesk, Inc.*	214,684
1,371	Automatic Data Processing, Inc.	209,804
749	Broadcom, Inc.	206,245
1,930	Broadridge Financial Solutions, Inc.	195,412
4,011	Cadence Design Systems, Inc.*	229,630
2,341	CDW Corp.	219,796
4,257	Cisco Systems, Inc.	220,385
1,886	Citrix Systems, Inc.	198,973
2,818	Cognizant Technology Solutions Corp., Class A	200,022
5,994	Corning, Inc.	208,651
3,108	DXC Technology Co.	204,693
1,240	F5 Networks, Inc.*	208,494
1,831	Fidelity National Information Services, Inc.	198,023
2,355	Fiserv, Inc.*	199,445
972	FleetCor Technologies, Inc.*	226,748
2,430	Fortinet, Inc.*	210,900
1,429	Gartner, Inc.*	203,347
1,747	Global Payments, Inc.	227,774
2,891	GoDaddy, Inc., Class A*	215,813
12,632	Hewlett Packard Enterprise Co.	206,912
8,781	HP, Inc.	173,249
3,966	Intel Corp.	210,039
1,490	International Business Machines Corp.	205,814
888	Intuit, Inc.	219,451
1,486	Jack Henry & Associates, Inc.	197,088

Common Stocks – (continued)
Information Technology – (continued)
7,712	Juniper Networks, Inc.	208,841
2,661	Keysight Technologies, Inc.*	224,615
1,887	KLA-Tencor Corp.	217,930
1,162	Lam Research Corp.	204,617
3,276	Leidos Holdings, Inc.	211,597
10,769	Marvell Technology Group Ltd.	214,842
936	Mastercard, Inc., Class A	210,385
3,637	Maxim Integrated Products, Inc.	197,962
2,411	Microchip Technology, Inc.	209,444
5,119	Micron Technology, Inc.*	209,265
1,856	Microsoft Corp.	207,928
1,683	Motorola Solutions, Inc.	240,871
2,973	NetApp, Inc.	193,840
1,345	NVIDIA Corp.	207,480
3,920	Oracle Corp.	204,350
920	Palo Alto Networks, Inc.*	226,568
2,703	Paychex, Inc.	208,185
2,172	PayPal Holdings, Inc.*	213,008
2,275	PTC, Inc.*	211,165
3,037	Qorvo, Inc.*	213,015
3,941	QUALCOMM, Inc.	210,410
1,117	Red Hat, Inc.*	203,964
1,257	salesforce.com, Inc.*	205,708
4,478	Seagate Technology PLC	208,496
885	ServiceNow, Inc.*	211,904
2,412	Skyworks Solutions, Inc.	196,964
1,552	Splunk, Inc.*	210,886
2,778	Square, Inc., Class A*	225,685
3,856	SS&C Technologies Holdings, Inc.	237,452
8,851	Symantec Corp.	199,059
2,029	Synopsys, Inc.*	206,309
2,454	TE Connectivity Ltd.	201,449
1,966	Texas Instruments, Inc.	207,963
2,167	Total System Services, Inc.	204,565
5,223	Trimble, Inc.*	208,972
1,162	VeriSign, Inc.*	206,882
1,409	Visa, Inc., Class A	208,701
1,273	VMware, Inc., Class A	218,714
4,253	Western Digital Corp.	213,926
10,855	Western Union Co. (The)	193,979
1,049	Workday, Inc., Class A*	207,629
2,353	Worldpay, Inc., Class A*	225,417
1,804	Xilinx, Inc.	226,041

		16,784,840

Materials – 4.7%
1,201	Air Products & Chemicals, Inc.	217,597
2,475	Albemarle Corp.	225,943
3,775	Ball Corp.	206,794
2,045	Celanese Corp.	209,183
4,672	CF Industries Holdings, Inc.	197,158
3,671	DowDuPont, Inc.	195,407
2,481	Eastman Chemical Co.	205,154
1,261	Ecolab, Inc.	212,996
2,360	FMC Corp.	211,220
16,945	Freeport-McMoRan, Inc.	218,590
1,390	International Flavors & Fragrances, Inc.	177,225

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
4,280	International Paper Co.	$196,110
1,211	Linde PLC (United Kingdom)	209,794
2,300	LyondellBasell Industries NV, Class A	196,696
1,060	Martin Marietta Materials, Inc.	199,068
6,237	Mosaic Co. (The)	195,031
5,907	Newmont Mining Corp.	201,547
3,286	Nucor Corp.	199,033
2,073	Packaging Corp. of America	198,158
1,881	PPG Industries, Inc.	210,616
485	Sherwin-Williams Co. (The)	210,102
5,499	Steel Dynamics, Inc.	205,223
1,904	Vulcan Materials Co.	212,220
5,237	WestRock Co.	195,759

		4,906,624

Real Estate – 5.6%
1,549	Alexandria Real Estate Equities, Inc. REIT	210,494
1,157	American Tower Corp. REIT	203,805
1,025	AvalonBay Communities, Inc. REIT	199,496
1,527	Boston Properties, Inc. REIT	202,618
4,325	CBRE Group, Inc., Class A*	215,212
1,686	Crown Castle International Corp. REIT	200,212
1,807	Digital Realty Trust, Inc. REIT	204,408
6,723	Duke Realty Corp. REIT	198,799
510	Equinix, Inc. REIT	215,985
2,761	Equity Residential REIT	203,458
725	Essex Property Trust, Inc. REIT	202,884
2,050	Extra Space Storage, Inc. REIT	196,677
1,492	Federal Realty Investment Trust REIT	199,316
6,406	HCP, Inc. REIT	197,113
10,958	Host Hotels & Resorts, Inc. REIT	214,886
5,459	Iron Mountain, Inc. REIT	193,358
1,953	Mid-America Apartment Communities, Inc. REIT	202,292
2,871	Prologis, Inc. REIT	201,142
963	Public Storage REIT	203,665
2,891	Realty Income Corp. REIT	199,941
3,101	Regency Centers Corp. REIT	202,340
1,087	SBA Communications Corp. REIT*	196,269
1,092	Simon Property Group, Inc. REIT	197,827
2,202	SL Green Realty Corp. REIT	199,765
4,555	UDR, Inc. REIT	202,333
3,117	Ventas, Inc. REIT	195,592
2,842	Vornado Realty Trust REIT	191,295
2,590	Welltower, Inc. REIT	192,463
7,557	Weyerhaeuser Co. REIT	188,094

		5,831,739

Utilities – 6.3%
11,833	AES Corp.	203,883
4,537	Alliant Energy Corp.	208,112
2,917	Ameren Corp.	207,807
2,558	American Electric Power Co., Inc.	207,582
2,080	American Water Works Co., Inc.	211,370
2,074	Atmos Energy Corp.	205,015
6,533	CenterPoint Energy, Inc.	196,905

Common Stocks – (continued)
Utilities – (continued)
3,871	CMS Energy Corp.	210,582
2,585	Consolidated Edison, Inc.	213,133
2,799	Dominion Energy, Inc.	207,378
1,721	DTE Energy Co.	212,647
2,265	Duke Energy Corp.	203,080
3,587	Edison International	214,825
2,259	Entergy Corp.	210,832
3,509	Evergy, Inc.	196,188
2,892	Eversource Energy	201,891
4,250	Exelon Corp.	206,508
5,119	FirstEnergy Corp.	208,599
1,121	NextEra Energy, Inc.	210,434
7,607	NiSource, Inc.	205,237
4,961	NRG Energy, Inc.	206,774
13,967	PG&E Corp.*	237,858
2,300	Pinnacle West Capital Corp.	215,602
6,484	PPL Corp.	208,590
3,665	Public Service Enterprise Group, Inc.	215,539
1,728	Sempra Energy	208,120
4,131	Southern Co. (The)	205,269
3,535	UGI Corp.	194,072
8,005	Vistra Energy Corp.*	208,450
2,758	WEC Energy Group, Inc.	210,380
3,835	Xcel Energy, Inc.	210,388

		6,463,050

TOTAL INVESTMENTS – 99.5%
(Cost $100,644,386)		$102,811,459

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		488,516

NET ASSETS – 100.0%		$103,299,975

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Assets and Liabilities

February 28, 2019 (Unaudited)

Equal Weight U.S. Large Cap Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $100,428,910)	$102,611,022

Investments in affiliated issuers, at value (cost $215,476)	200,437

Cash	333,159

Receivables:

Dividends	161,806

Total assets	103,306,424

Liabilities:

Payables:

Management fees	6,449

Total liabilities	6,449

Net Assets:

Paid-in capital	97,135,582

Total distributable earnings	6,164,393

NET ASSETS	$103,299,975
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	2,300,000

Net asset value per share:	$44.91

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Operations

For the Six Months Ended February 28, 2019 (Unaudited)

Equal Weight U.S. Large Cap Equity ETF
Investment income:

Dividends — unaffiliated issuers	$817,901

Dividends — affiliated issuers	1,352

Securities lending income	1,139

Total investment income	820,392

Expenses:

Management fees	33,397

Trustee fees	6,198

Total expenses	39,595

NET INVESTMENT INCOME	780,797

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,510,408)

Investments — affiliated issuers	(7,835)

In-kind redemptions — affiliated issuers	9,192

In-kind redemptions — unaffiliated issuers	5,574,630

Net change in unrealized loss on:

Investments — unaffiliated issuers	(1,976,842)

Investments — affiliated issuers	(12,846)

Net realized and unrealized gain	2,075,891

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,856,688

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statements of Changes in Net Assets

	Equal Weight U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)	For the Period September 12, 2017* to August 31, 2018
From operations:

Net investment income	$780,797	$624,097

Net realized gain	4,065,579	187,735

Net change in unrealized gain (loss)	(1,989,688)	4,156,761

Net increase in net assets resulting from operations	2,856,688	4,968,593

Distributions to shareholders:

From distributable earnings	(597,697)	(410,506	)(a)

Total distributions to shareholders	(597,697)	(410,506)

From share transactions:

Proceeds from sales of shares	68,073,850	80,491,449

Cost of shares redeemed	(43,470,666)	(8,611,736)

Net increase in net assets resulting from share transactions	24,603,184	71,879,713

TOTAL INCREASE	26,862,175	76,437,800

Net assets:(b)

Beginning of period	$76,437,800	$—

End of period	$103,299,975	$76,437,800

*	Commencement of operations.
(a)	Prior fiscal year information has been revised to conform to current year presentation. Distributions to shareholders for Equal Weight U.S. Large Cap Equity ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $215,556 as of August 31, 2018.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Equal Weight U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Period September 12, 2017* to August 31, 2018
Per Share Operating Performance:

Net asset value, beginning of period	$46.33		$40.58

Net investment income(a)	0.38		0.77

Net realized and unrealized gain (loss)	(1.49)		5.52

Total gain (loss) from investment operations	(1.11)		6.29

Distributions to shareholders from net investment income	(0.31)		(0.54)

Net asset value, end of period	$44.91		$46.33

Market price, end of period	$44.93		$46.35

Total Return at Net Asset Value(b)	(2.35)%		15.60%

Net assets, end of period (in 000’s)	$103,300		$76,438

Ratio of total expenses to average net assets	0.09	%(c)	0.09	%(c)

Ratio of net investment income to average net assets	1.77	%(c)	1.82	%(c)

Portfolio turnover rate(d)	22%		34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements

February 28, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) is a diversified series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange- traded fund (“ETF”). Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro- rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV.

On February 28, 2019 the Fund did not hold Level 3 securities.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of February 28, 2019:

EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$209,794	$—	$—

North America	102,601,665	—	—

Total	$102,811,459	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the six months ended February 28, 2019, the unitary management fee rate with GSAM was 0.09%.

B.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Fund’s investment in The Goldman Sachs Group, Inc. for the period ended February 28, 2019:

Fund	Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Ending value as of February 28, 2019	Shares as of February 28, 2019	Dividend Income
Equal Weight U.S. Large Cap Equity ETF	$149,821	$177,987	$(115,882)	$1,357	$(12,846)	$200,437	1,019	$1,352

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity is as follows:

	Equal Weight U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the period September 12, 2017* through August 31, 2018
	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,650,000	$68,073,850	1,850,000	$80,491,438
Shares Redeemed	(1,000,000)	(43,470,666)	(200,000)	(8,611,736)

NET INCREASE IN SHARES	650,000	$24,603,184	1,650,000	$71,879,702

*	Commencement of operations.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the six months ended February 28, 2019, were $19,815,049 and $19,639,376, respectively.

The purchase and sales from in-kind creation and redemption transactions for the six months ended February 28, 2019, were $67,905,955 and $43,415,951, respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

7. SECURITIES LENDING (continued)

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2019 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

The Fund did not have securities on loan as of February 28, 2019.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended February 28, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended February 28, 2019:

Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2019
$61,541	$1,114,447	$(1,175,988)	$—

8. TAX INFORMATION

As of February 28, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Equal Weight U.S. Large Cap Equity ETF
Tax Cost	$101,111,423
Gross unrealized gain	5,604,711
Gross unrealized loss	(3,904,675)
Net unrealized gains	$1,700,036

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

8. TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Index Risk — Solactive AG (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. The Index is new and has a limited performance history. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of its Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Fund Expenses — Six Months Ended 2/28/2019 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2018 and held for the six months ended February 28, 2019, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Equal Weight U.S. Large Cap Equity ETF
	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid*
Actual based on NAV	$1,000	$976.50		$0.44
Hypothetical 5% return	$1,000	$1,024.35	+	$0.45

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund

Equal Weight U.S. Large Cap Equity ETF	0.09%

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was approved for continuation until September 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 20-21, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”);
(e)	with respect to the expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the

24

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track an index developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the total return of the Fund to the performance of its index, a comparable market capitalization-weighted reference index, and a separate account composite with a comparable investment strategy. The information regarding the Fund’s investment performance was provided for the year-to-date periods ended January 31, 2018 and June 30, 2018. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its index.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure and Profitability

The Trustees considered the contractual fee rates payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as an ETF. The Trustees noted that a license fee would be payable by the Investment Adviser to Solactive AG for the use of its index. The Trustees also considered information previously provided at the March 13-14, 2018 meeting regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s management fee and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses paid by the Fund.

25

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations.

Economies of Scale

The Trustees noted that the Fund does not have fee breakpoints. The Trustees considered information previously provided regarding the amount of assets in the Fund, the Fund’s recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and/or reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2019.

26

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of December 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

Effective August 7, 2018, the Goldman Sachs TreasuryAccess 0-1 Year ETF was renamed Goldman Sachs Access Treasury 0-1 Year ETF.

INDEX DISCLAIMERS

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Equal Weight Index (GTR) (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2019 Goldman Sachs. All rights reserved. 162448-OTU-04/19-917 EQWUSLCESAR-19/1627

Goldman Sachs Funds

Semi-Annual Report	February 28, 2019

Hedge Industry VIP ETF

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Hedge Industry VIP ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Hedge Industry VIP ETF

Principal Investment Strategies

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. The Goldman Sachs Hedge Fund VIP IndexTM (the “Index”) is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology.

Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and no more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded.

The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index does not include hedge funds (i.e., unlisted, privately offered funds) and is not designed to approximate the performance of any hedge fund manager, hedge fund or group of hedge fund managers or hedge funds. The Index should not be considered a hedge fund replication strategy. As of November 30, 2018, the Index consisted of 50 securities with a market capitalization range of between approximately $1.7 billion and $857.1 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times.

1

INVESTMENT PROCESS

THE FUND IS NOT A HEDGE FUND AND DOES NOT INVEST IN HEDGE FUNDS.

* * *

At the end of the Reporting Period, i.e. the six months ended February 28, 2019, we continued to believe the most effective way to identify the most important positions of hedge fund managers is to know what equities they are holding. We also maintained conviction in our methodology for extracting these important positions—by obtaining information from quarterly 13F filings of hedge fund managers and identifying stocks that appear among top holdings most frequently. Through an efficient implementation of our methodology, we believe investors are able to access top hedge fund long equity ideas and gain exposure to evolving U.S. market themes.

2

PORTFOLIO RESULTS

Goldman Sachs Hedge Industry VIP ETF

Investment Objective

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP IndexTM (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -3.12% based on net asset value (“NAV”) and -3.14% based on market price. The Index returned -3.20%, and the S&P 500 Index (Total Return, USD) (“S&P 500® Index”), a market-cap based index against which the performance of the Fund is measured, returned -3.04% during the same period.

The Fund had an NAV of $57.98 on August 31, 2018 and ended the Reporting Period with an NAV of $56.00 per share. The Fund’s market price on February 28, 2019 was $55.99 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology. Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly Form 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each Form 13F filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded. The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Index posted a negative absolute return that modestly underperformed the S&P 500® Index. The Fund also slightly underperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

3

PORTFOLIO RESULTS

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the utilities, consumer staples and materials sectors detracted most from the Index’s results relative to the S&P 500® Index during the Reporting Period. Partially offsetting these detractors were Index constituents in the consumer discretionary, energy and communication services sectors, which contributed most positively to the Index’s results relative to the S&P 500® Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the S&P 500® Index, overweight positions in interactive video game developer Take-Two Interactive Software, logistics services provider XPO Logistics and utilities company PG&E detracted most (1.86%, 0.00%[1] and 0.00%[1] of Fund net assets as of February 28, 2019, respectively). Each of these holdings generated a negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500® Index, overweight positions in enterprise information technology management software provider ServiceNow, aircraft components manufacturer TransDigm Group and pharmacy benefit management and specialty managed care company Express Scripts contributed most positively (2.03%, 2.01% and 0.00%[1] of Fund net assets as of February 28, 2019, respectively). Each of these holdings generated a positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS Hedge Fund VIP IndexTM	S&P 500® Index

Information Technology	30.5%	30.5%	20.6%
Communication Services	21.9%	22.0%	10.1%
Consumer Discretionary	14.0%	14.1%	9.9%
Health Care	11.4%	11.5%	14.8%
Financials	8.1%	8.1%	13.3%
Industrials	6.1%	6.1%	9.8%
Energy	3.9%	3.9%	5.4%
Materials	2.0%	2.0%	2.7%
Utilities	2.0%	2.0%	3.3%
Consumer Staples	0.0%	0.0%	7.1%
Real Estate	0.0%	0.0%	3.0%

[1]	Some weights are 0.00% at February 28, 2019 because those positions were eliminated during the most recent rebalance given the Index construction methodology.

[2]Sector	classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[3]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP IndexTM.

4

FUND BASICS

Hedge Industry VIP ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019

Market Price[1]	$55.99
Net Asset Value (NAV)[1]	$56.00

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Goldman Sachs Hedge Fund VIP IndexTM3	S&P 500® Index[4]

Shares	-3.12%	-3.14%	-3.20%	-3.04%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index is owned and maintained by the Index Provider. The Index is calculated by Solactive AG. The Index consists of the US-listed stocks whose performance is expected to influence the long portfolios of hedge funds. Those stocks are defined as the positions that appear most frequently among the top 10 long equity holdings within the portfolios of fundamentally-driven hedge fund managers. It is not possible to invest directly in an unmanaged index.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

5

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	One Year	Since Inception	Inception Date

Shares (based on NAV)	-6.65%	10.50%	11/1/16
Shares (based on Market Price)	-6.83	10.45	11/1/16

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIO[6]

Expense Ratio

Shares	0.45%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/19[7]

Holding	% of Net Assets	Line of Business	Country

Nexstar Media Group, Inc., Class A	2.2%	Communication Services	United States
SS&C Technologies Holdings, Inc.	2.2	Information Technology	United States
Alibaba Group Holding Ltd. ADR	2.2	Consumer Discretionary	China
Boeing Co. (The)	2.1	Industrials	United States
Microsoft Corp.	2.1	Information Technology	United States
GoDaddy, Inc., Class A	2.1	Information Technology	United States
LKQ Corp.	2.1	Consumer Discretionary	United States
PayPal Holdings, Inc.	2.1	Information Technology	United States
Comcast Corp., Class A	2.1	Communication Services	United States
Hilton Worldwide Holdings, Inc.	2.1	Consumer Discretionary	United States

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

Index Definitions and Industry Terms

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

7

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.9%
Communication Services – 21.9%
1,330	Alphabet, Inc., Class A*	$1,498,312
4,397	Charter Communications, Inc., Class A*	1,516,569
40,312	Comcast Corp., Class A	1,558,865
14,271	Electronic Arts, Inc.*	1,366,876
9,161	Facebook, Inc., Class A*	1,479,043
17,123	Liberty Broadband Corp., Class C*	1,532,509
4,183	Netflix, Inc.*	1,497,932
17,196	Nexstar Media Group, Inc., Class A	1,680,565
16,102	Take-Two Interactive Software, Inc.*	1,405,061
21,305	T-Mobile US, Inc.*	1,538,434
30,040	Twenty-First Century Fox, Inc., Class A	1,514,917

		16,589,083

Consumer Discretionary – 14.0%
8,921	Alibaba Group Holding Ltd. ADR (China)*	1,632,811
926	Amazon.com, Inc.*	1,518,483
789	Booking Holdings, Inc.*	1,338,964
15,244	Dollar Tree, Inc.*	1,468,454
38,623	General Motors Co.	1,524,836
18,738	Hilton Worldwide Holdings, Inc.	1,557,128
56,766	LKQ Corp.*	1,572,418

		10,613,094

Energy – 3.9%
22,758	Cheniere Energy, Inc.*	1,466,753
23,454	Marathon Petroleum Corp.	1,454,383

		2,921,136

Financials – 8.1%
52,908	Bank of America Corp.	1,538,565
7,407	Berkshire Hathaway, Inc., Class B*	1,491,029
24,064	Citigroup, Inc.	1,539,615
14,665	JPMorgan Chase & Co.	1,530,439

		6,099,648

Health Care – 11.4%
10,832	Allergan PLC	1,491,675
4,874	Anthem, Inc.	1,465,758
7,814	Cigna Corp.	1,363,074
10,561	HCA Healthcare, Inc.	1,468,402
10,643	IQVIA Holdings, Inc.*	1,491,084
5,661	UnitedHealth Group, Inc.	1,371,207

		8,651,200

Industrials – 6.1%
3,665	Boeing Co. (The)	1,612,453
29,755	Delta Air Lines, Inc.	1,475,253
3,495	TransDigm Group, Inc.*	1,517,145

		4,604,851

Information Technology – 30.5%
5,774	Adobe, Inc.*	1,515,675
8,794	Apple, Inc.	1,522,681
9,391	Autodesk, Inc.*	1,530,827
95,126	Avaya Holdings Corp.*	1,473,502
27,621	Dell Technologies, Inc., Class C*	1,541,804

Common Stocks – (continued)
Information Technology – (continued)
21,081	GoDaddy, Inc., Class A*	1,573,697
6,834	Mastercard, Inc., Class A	1,536,078
35,568	Micron Technology, Inc.*	1,454,020
14,051	Microsoft Corp.	1,574,133
16,371	NXP Semiconductors NV (Netherlands)	1,495,000
15,908	PayPal Holdings, Inc.*	1,560,097
9,419	salesforce.com, Inc.*	1,541,419
6,418	ServiceNow, Inc.*	1,536,726
26,660	SS&C Technologies Holdings, Inc.	1,641,723
10,492	Visa, Inc., Class A	1,554,075

		23,051,457

Materials – 2.0%
28,523	DowDuPont, Inc.	1,518,279

Utilities – 2.0%
57,090	Vistra Energy Corp.*	1,486,624

TOTAL INVESTMENTS – 99.9%
(Cost $73,139,242)		$75,535,372

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		70,310

NET ASSETS – 100.0%		$75,605,682

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement of Assets and Liabilities

February 28, 2019 (Unaudited)

Hedge Industry VIP ETF
Assets:

Investments at value (cost $73,139,242)	$75,535,372

Cash	17,856

Receivables:

Dividends	77,650

Total assets	75,630,878

Liabilities:

Payables:

Management fees	25,196

Total liabilities	25,196

Net Assets:

Paid-in capital	76,257,788

Total distributable loss	(652,106)

NET ASSETS	$75,605,682
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	1,350,000

Net asset value per share:	$56.00

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement of Operations

For the Six Months Ended February 28, 2019 (Unaudited)

Hedge Industry VIP ETF
Investment income:

Dividends (net of foreign withholding taxes of $1,906)	$491,235

Securities lending income	321,522

Total investment income	812,757

Expenses:

Management fees	217,258

Trustee fees	6,910

Total expenses	224,168

NET INVESTMENT INCOME	588,589

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments	(3,887,630)

In-kind redemptions	3,469,090

Net change in unrealized loss on:

Investments	(8,223,106)

Net realized and unrealized loss	(8,641,646)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,053,057)

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statements of Changes in Net Assets

	Hedge Industry VIP ETF
	For the Six Months Ended February 28, 2019 (Unaudited)	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$588,589	$249,005

Net realized gain (loss)	(418,540)	4,455,142

Net change in unrealized gain (loss)	(8,223,106)	6,929,279

Net increase (decrease) in net assets resulting from operations	(8,053,057)	11,633,426

Distributions to shareholders:

From distributable earnings	(300,459)	(211,522	)(a)

Total distributions to shareholders	(300,459)	(211,522)

From share transactions:

Proceeds from sales of shares	26,097,513	89,646,943

Cost of shares redeemed	(52,292,855)	(36,323,817)

Net increase (decrease) in net assets resulting from share transactions	(26,195,342)	53,323,126

TOTAL INCREASE (DECREASE)	(34,548,858)	64,745,030

Net assets:(b)

Beginning of period	$110,154,540	$45,409,510

End of period	$75,605,682	$110,154,540

(a)	Prior fiscal year information has been revised to conform to current year presentation. Distributions to shareholders for Hedge Industry VIP ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $141,853 as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Hedge Industry VIP ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018	For the Period November 1, 2016* to August 31, 2017
Per Share Operating Performance:

Net asset value, beginning of period	$57.98		$50.46	$40.00

Net investment income(a)	0.32		0.17	0.32	(b)

Net realized and unrealized gain (loss)	(2.14)		7.52	10.31

Total gain (loss) from investment operations	(1.82)		7.69	10.63

Distributions to shareholders from net investment income	(0.16)		(0.17)	(0.17)

Net asset value, end of period	$56.00		$57.98	$50.46

Market price, end of period	$55.99		$57.98	$50.48

Total Return at Net Asset Value(c)	(3.12)%		15.27%	26.61%

Net assets, end of period (in 000’s)	$75,606		$110,155	$45,410

Ratio of total expenses to average net assets	0.45	%(d)	0.45%	0.45	%(d)

Ratio of net investment income to average net assets	1.18	%(d)	0.31%	0.84	%(b)(d)

Portfolio turnover rate(e)	43%		129%	116%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.11 per share and 0.24% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements

February 28, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Hedge Industry VIP ETF (the “Fund”) is a diversified series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index™ (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange-traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

13

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV.

On February 28, 2019 the Fund did not hold Level 3 securities.

14

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of February 28, 2019:

HEDGE INDUSTRY VIP ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,632,811	$—	$—

Europe	1,495,000	—	—

North America	72,407,561	—	—

Total	$75,535,372	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the six month ended February 28, 2019, the unitary management fee rate with GSAM was 0.45%.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

15

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	Goldman Sachs Hedge Industry VIP ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018
	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	450,000	$26,097,476	1,650,000	$89,646,943
Shares Redeemed	(1,000,000)	(52,292,855)	(650,000)	(36,323,817)

NET INCREASE (DECREASE) IN SHARES	(550,000)	$(26,195,379)	1,000,000	$53,323,126

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2019, were $43,619,592 and $42,777,975, respectively.

The purchases and sales from in-kind creation and redemption transactions for the six months ended February 28, 2019, were $25,533,665 and $52,172,059, respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party

16

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

7. SECURITIES LENDING (continued)

to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

The Fund did not have securities on loan as of February 28, 2019.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended February 28, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended February 28, 2019:

Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2019
977,928	9,487,719	(10,465,647)	—

8. TAX INFORMATION

As of the Fund’s most recent fiscal year end, August 31, 2018, the Fund’s capital loss carryforwards and certain timing differences on a tax-basis were as follows:

Goldman Sachs Hedge Industry VIP ETF
Capital loss carryforwards:
Perpetual Short-Term	$(185,212)
Timing differences (Post-October Capital Loss Deferral)	(2,205,568)

As of February 28, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Goldman Sachs Hedge Industry VIP ETF
Tax Cost	$73,808,141
Gross unrealized gain	5,298,107
Gross unrealized loss	(3,570,876)
Net unrealized gains (losses) on securities	$1,727,231

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year and prior two years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

17

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

9. OTHER RISKS

The Fund’s portfolio’s risks include, but are not limited to, the following:

Index Risk — GSAM (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of its Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Fund Expenses — Six Months Ended 2/28/2019 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2018 and held for the six months ended February 28, 2019, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Hedge Industry VIP ETF
	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid*
Actual based on NAV	$1,000	$968.80		$2.20
Hypothetical 5% return	$1,000	$1,022.56	+	$2.26

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund

Hedge Industry VIP ETF	0.45%

19

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Hedge Industry VIP ETF (Unaudited)

Background

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was approved for continuation until September 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 20-21, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual

20

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Hedge Industry VIP ETF (Unaudited) (continued)

Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the total return of the Fund to the performance of its proprietary index, a comparable market capitalization-weighted reference index, and a separate account composite with a comparable investment strategy. The information regarding the Fund’s investment performance was provided for the one-year period ended December 31, 2017 and the year-to-date period ended January 31, 2018. The Trustees also noted that supplemental performance information had been provided by the Investment Adviser for the Fund for the one-year and year-to-date periods ended June 30, 2018. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its proprietary index.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure and Profitability
The Trustees considered the contractual fee rates payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as an ETF. The Trustees noted that no license fee would be payable to the Investment Adviser by the Fund for use of the index created by the Investment Adviser. The Trustees also considered information previously provided at the March 13-14, 2018 meeting regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio were prepared by the Investment Adviser and a third-party

21

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Hedge Industry VIP ETF (Unaudited) (continued)

provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s management fee and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses paid by the Fund.

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations.

Economies of Scale

The Trustees noted that the Fund does not have fee breakpoints. The Trustees considered information previously provided regarding the amount of assets in the Fund, the Fund’s recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and/or reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2019.

22

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of December 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

Effective August 7, 2018, the Goldman Sachs TreasuryAccess 0-1 Year ETF was renamed Goldman Sachs Access Treasury 0-1 Year ETF.

INDEX DISCLAIMER

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEX, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUND. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. GOLDMAN SACHS, ITS AFFILIATES AND ANY OF ITS CLIENTS MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES, INCLUDING THOSE LINKED TO THE INDEX. GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2019 Goldman Sachs. All rights reserved. 162454-OTU-04/19-915 HEDVIPETFSAR-19/1457

Goldman Sachs Funds

Semi-Annual Report	February 28, 2019

JUST U.S. Large Cap Equity ETF

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs JUST U.S. Large Cap Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers that engage in “just business behavior” based on rankings produced by JUST Capital Foundation, Inc. (the “Index Provider”). The Index Provider publishes an annual ranking of issuers in the Russell 1000® Index (the “Reference Index”) based on its quantitative performance assessment of seven issue areas: how they treat their workers, their customers, the communities they interact with, the environment, and their shareholders, their commitment to making quality and beneficial products, and job creation.

The Index Provider seeks to encourage greater accountability in the business community and drive positive change among large publicly-traded U.S. corporations by (a) defining business behaviors that the American public cares most about (through extensive qualitative and quantitative survey research), (b) developing metrics that correspond to these issues in accordance with a robust, transparent methodology, (c) ranking the largest publicly-traded U.S. companies on the basis of these metrics, and (d) developing tools and products that allow investors to direct capital towards more “just” companies.

The Index is a market capitalization-weighted index that consists of the top-ranked 50% of companies in the Reference Index by industry, based on the most recent rankings by the Index Provider. On the annual Index reconstitution date, Index constituent weights are adjusted such that the Index is industry neutral and matches the Reference Index’s industry weights, based on the Industry Classification Benchmark (“ICB”) industry classification.

As of November 30, 2018, the Index consisted of 424 securities with a market capitalization range of between approximately $1.9 billion and $857.1 billion. The Index is reconstituted annually in December and rebalanced in March, June and September on dates corresponding to the rebalance dates for the Reference Index. The components of the Index may change over time. The Index Provider determines whether an issuer is a U.S. issuer by reference to the index methodology of the Reference Index. FTSE Russell, which constructs the Reference Index, will deem an issuer to be a U.S. issuer if it is incorporated in, has a stated headquarters in, and trades in the U.S.; if any of these do not match, the Reference Index methodology provides for consideration of certain additional factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. In these circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase

1

INVESTMENT PROCESS

securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

The Index is calculated by Frank Russell Company (“Russell” or the “Calculation Agent”) in accordance with the methodology and constituent list developed and provided by the Index Provider.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

For a complete overview of and more in-depth information about the Index Provider’s processes, please view its Full Ranking Methodology and Survey Research Appendices at https://justcapital.com/methodology/full-ranking-methodology/.

* * *

At the end of the Reporting Period, i.e. the six months ended February 28, 2019, we believed a focus on just business behavior via a data-driven approach may provide a suitable core U.S. equity allocation for investors seeking to encourage greater accountability in the business community through their investments. The Fund’s data-driven approach collects and analyzes data from a diverse range of sources, utilizing more than 120,000 data points across 85 unique metrics to score the performance of Russell 1000® Index companies. These companies are scored across a variety of issues, including worker treatment, customer concerns and environment impacts to provide broad market exposure.

2

PORTFOLIO RESULTS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -3.88% based on net asset value (“NAV”) and -3.89% based on market price. The Index returned -3.85%, and the Russell 1000® Index (Total Return, USD) (“Russell 1000® Index”), a market-cap based index against which the performance of the Fund is measured, returned -3.07% during the same period.

The Fund had an NAV of $42.13 on August 31, 2018 and ended the Reporting Period with an NAV of $40.07 per share. The Fund’s market price on February 28, 2019 was $40.06 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the Russell 1000® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 1000® Index.

[1]	Some weights are 0.00% at February 28, 2019 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

During the Reporting Period, the Index posted negative absolute returns that underperformed the Russell 1000® Index. The Fund underperformed the Russell 1000® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, information technology and financials sectors detracted most from the Index’s results relative to the Russell 1000® Index during the Reporting Period. Index constituents in the health care, consumer staples and energy sectors contributed most positively to the Index’s results relative to the Russell 1000® Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the Russell 1000® Index, overweight positions in e-commerce retailing leader Amazon.com and information technology giant Apple and having no exposure to semiconductor company Broadcom detracted most (3.38%, 3.60% and 0.00%[1] of Fund net assets as of February 28, 2019, respectively). Amazon.com and Apple each posted a loss within the Index during the Reporting Period, while Broadcom generated a gain within the Index during the Reporting Period.

3

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 1000® Index, overweight positions in consumer staples leader Procter & Gamble and aerospace and defense company Boeing and having no exposure to specialty pharmaceuticals manufacturer Allergan contributed most positively (1.46%, 1.22% and 0.00%[1] of Fund net assets as of February 28, 2019, respectively). Procter & Gamble and Boeing each posted a gain within the Index during the Reporting Period, while Allergan generated a negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 1000® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	JUST US Large Cap Diversified Index	Russell 1000® Index

Information Technology	21.1%	21.1%	21.0%

Health Care	14.5%	14.5%	14.3%

Financials	14.1%	14.1%	13.5%

Industrials	10.1%	10.1%	10.1%

Communication Services	10.0%	10.0%	9.5%

Consumer Discretionary	9.9%	9.9%	10.1%

Consumer Staples	7.1%	7.1%	6.7%

Energy	5.2%	5.2%	5.1%

Utilities	3.1%	3.1%	3.1%

Materials	2.9%	2.9%	2.9%
Real Estate	2.1%	2.1%	3.7%

[2]Sector	classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by GICS. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of February 28, 2019. Figures above may not sum to 100% due to rounding.

[3]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index.

4

FUND BASICS

Goldman Sachs JUST U.S. Large Cap Equity ETF

as of February 28, 2019

FUND SNAPSHOT

As of February 28, 2019

Market Price[1]	$40.06
Net Asset Value (NAV)[1]	$40.07

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2018– February 28, 2019	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	JUST US Large Cap Diversified Index[3]	Russell 1000® Index[4]

Shares	-3.88%	-3.89%	-3.85%	-3.07%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	“JUST” and “JUST Capital” are trademarks of JUST Capital Foundation, Inc. or its affiliates and have been licensed for use in connection with the issuance and distribution of the Goldman Sachs JUST U.S. Large Cap Equity ETF. JUST Capital Foundation, Inc. and its affiliates do not in any way recommend the purchase, sale or holding of any security based on the JUST US Large Cap Diversified Index including the Goldman Sachs JUST U.S. Large Cap Equity ETF, or have any involvement in their operations or distribution. JUST Capital Foundation, Inc., its affiliates, calculation agent, and data providers expressly disclaim all representations, warranties, and liabilities relating to or in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose). Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index. Russell does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. In no event shall any Russell party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation, lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index.

[4]	The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The Russell 1000® typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks. It is considered a bellwether index for large cap investing.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

5

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 12/31/18	Since Inception	Inception Date

Shares (based on NAV)	-9.38%	6/7/18
Shares (based on Market Price)	-9.40	6/7/18

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIOS[6]

Expense Ratio

Shares	0.20%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/19[7]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	3.7%	Information Technology
Apple, Inc.	3.6	Information Technology
Amazon.com, Inc.	3.4	Consumer Discretionary
JPMorgan Chase & Co.	1.9	Financials
Johnson & Johnson	1.8	Health Care
Facebook, Inc., Class A	1.7	Communication Services
Exxon Mobil Corp.	1.5	Energy
Bank of America Corp.	1.5	Financials
Alphabet, Inc., Class C	1.5	Communication Services
Alphabet, Inc., Class A	1.5	Communication Services

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

7

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.5%
Communication Services – 9.9%
9,549	Activision Blizzard, Inc.	$402,395
2,790	Alphabet, Inc., Class A*	3,143,074
2,844	Alphabet, Inc., Class C*	3,185,052
63,075	AT&T, Inc.	1,962,894
49,415	Comcast Corp., Class A	1,910,878
1,660	Discovery, Inc., Class A*	47,974
3,730	Discovery, Inc., Class C*	101,643
3,759	Electronic Arts, Inc.*	360,037
22,202	Facebook, Inc., Class A*	3,584,513
4,151	Interpublic Group of Cos., Inc. (The)	95,598
4,507	Netflix, Inc.*	1,613,957
2,405	Omnicom Group, Inc.	182,059
5,670	Sprint Corp.*	36,004
1,429	Take-Two Interactive Software, Inc.*	124,695
2,676	T-Mobile US, Inc.*	193,234
1,126	TripAdvisor, Inc.*	59,869
6,677	Twitter, Inc.*	205,518
35,895	Verizon Communications, Inc.	2,043,143
96	Viacom, Inc., Class A	3,278
3,815	Viacom, Inc., Class B	111,474
16,137	Walt Disney Co. (The)	1,820,899
668	Zillow Group, Inc., Class A*	27,675
1,457	Zillow Group, Inc., Class C*	60,903
9,677	Zynga, Inc., Class A*	50,514

		21,327,280

Consumer Discretionary – 9.8%
752	Advance Auto Parts, Inc.	121,658
4,395	Amazon.com, Inc.*	7,207,053
3,352	Aptiv PLC	278,585
2,641	Aramark	80,022
277	AutoZone, Inc.*	260,095
2,545	Best Buy Co., Inc.	175,198
515	Booking Holdings, Inc.*	873,976
6,296	Caesars Entertainment Corp.*	54,271
1,880	CarMax, Inc.*	116,748
1,340	Darden Restaurants, Inc.	150,227
9,792	eBay, Inc.	363,773
1,302	Expedia Group, Inc.	160,550
49,507	Ford Motor Co.	434,176
2,333	Gap, Inc. (The)	59,258
16,610	General Motors Co.	655,763
3,411	Gentex Corp.	69,380
46	Graham Holdings Co., Class B	31,451
972	GrubHub, Inc.*	79,296
2,222	H&R Block, Inc.	53,661
4,545	Hanesbrands, Inc.	84,491
1,470	Hasbro, Inc.	124,803
1,044	Hilton Grand Vacations, Inc.*	33,189
3,017	Hilton Worldwide Holdings, Inc.	250,713
12,468	Home Depot, Inc. (The)	2,308,325
454	Hyatt Hotels Corp., Class A	33,037
1,808	Kohl’s Corp.	122,094
2,470	L Brands, Inc.	64,566
3,861	Las Vegas Sands Corp.	237,181
811	Lear Corp.	123,329
8,831	Lowe’s Cos., Inc.	928,050

Common Stocks – (continued)
Consumer Discretionary – (continued)
3,292	Macy’s, Inc.	81,609
3,058	Marriott International, Inc., Class A	383,076
5,312	MGM Resorts International	142,096
5,493	Newell Brands, Inc.	89,151
15,930	NIKE, Inc., Class B	1,365,679
1,271	Nordstrom, Inc.	60,093
382	Penske Automotive Group, Inc.	16,976
500	Pool Corp.	79,770
3,232	PulteGroup, Inc.	87,264
968	PVH Corp.	111,165
4,482	Qurate Retail, Inc.*	80,721
1,801	Royal Caribbean Cruises Ltd.	213,382
13,062	Starbucks Corp.	917,736
5,694	Target Corp.	413,612
1,315	Tiffany & Co.	124,978
13,383	TJX Cos., Inc. (The)	686,414
1,732	Toll Brothers, Inc.	61,659
4,102	VF Corp.	358,351
364	Visteon Corp.*	31,180
726	Wayfair, Inc., Class A*(a)	120,284
790	Whirlpool Corp.	111,793
1,031	Wyndham Destinations, Inc.	46,426

		21,118,334

Consumer Staples – 7.0%
7,080	Archer-Daniels-Midland Co.	300,900
650	Brown-Forman Corp., Class A	32,045
3,889	Brown-Forman Corp., Class B	192,467
1,785	Bunge Ltd.	94,748
2,233	Campbell Soup Co.	80,433
1,625	Clorox Co. (The)	256,799
48,531	Coca-Cola Co. (The)	2,200,395
10,808	Colgate-Palmolive Co.	711,923
4,726	Costco Wholesale Corp.	1,033,765
2,710	Estee Lauder Cos., Inc. (The), Class A	425,307
7,517	General Mills, Inc.	354,276
1,780	Hershey Co. (The)	197,010
3,442	Hormel Foods Corp.	149,245
897	Ingredion, Inc.	82,928
1,392	JM Smucker Co. (The)	147,427
3,146	Kellogg Co.	176,994
2,269	Keurig Dr Pepper, Inc.	57,065
4,416	Kimberly-Clark Corp.	515,921
1,541	McCormick & Co., Inc.	209,545
2,200	Molson Coors Brewing Co., Class B	135,652
17,973	PepsiCo, Inc.	2,078,398
31,601	Procter & Gamble Co. (The)	3,114,279
5,149	Sysco Corp.	347,815
8,757	Walgreens Boots Alliance, Inc.	623,411
15,432	Walmart, Inc.	1,527,614

		15,046,362

Energy – 5.1%
4,895	Anadarko Petroleum Corp.	212,933
2,341	Antero Resources Corp.*(a)	20,273
3,710	Apache Corp.	123,098
4,986	Baker Hughes a GE Co., Class A	131,531

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
18,504	Chevron Corp.	$2,212,708
1,887	Concho Resources, Inc.	207,570
11,193	ConocoPhillips	759,445
4,537	Devon Energy Corp.	133,887
5,616	EOG Resources, Inc.	527,904
2,461	EQT Corp.	44,593
1,075	Extraction Oil & Gas, Inc.*	4,515
41,173	Exxon Mobil Corp.	3,253,902
8,476	Halliburton Co.	260,128
1,029	Helmerich & Payne, Inc.	55,772
2,538	Hess Corp.	146,823
8,046	Marathon Oil Corp.	133,564
3,709	National Oilwell Varco, Inc.	104,371
4,656	Noble Energy, Inc.	103,130
7,340	Occidental Petroleum Corp.	485,541
3,976	ONEOK, Inc.	255,498
4,041	Phillips 66	389,391
1,642	Pioneer Natural Resources Co.	231,440
13,465	Schlumberger Ltd.	593,268
4,117	Valero Energy Corp.	335,783
11,803	Williams Cos., Inc. (The)	315,022

		11,042,090

Financials – 14.1%
645	Affiliated Managers Group, Inc.	70,698
9,186	Aflac, Inc.	451,400
4,169	Allstate Corp. (The)	393,470
7,938	American Express Co.	855,240
10,695	American International Group, Inc.	462,024
1,972	Associated Banc-Corp.	45,908
1,245	Assured Guaranty Ltd.	51,991
2,376	AXA Equitable Holdings, Inc.	45,429
110,035	Bank of America Corp.	3,199,818
496	Bank of Hawaii Corp.	40,786
11,008	Bank of New York Mellon Corp. (The)	577,700
9,254	BB&T Corp.	471,676
389	BOK Financial Corp.	35,181
1,441	Brighthouse Financial, Inc.*	55,795
5,729	Capital One Financial Corp.	478,830
14,442	Charles Schwab Corp. (The)	664,476
5,512	Chubb Ltd.	738,057
29,394	Citigroup, Inc.	1,880,628
4,252	CME Group, Inc.	773,481
1,936	Comerica, Inc.	168,645
134	Credit Acceptance Corp.*	58,941
687	Cullen/Frost Bankers, Inc.	71,228
4,028	Discover Financial Services	288,445
1,367	Eaton Vance Corp.	57,209
298	Erie Indemnity Co., Class A	53,110
403	FactSet Research Systems, Inc.	94,773
3,890	First Horizon National Corp.	60,801
1,874	First Republic Bank	196,733
4,189	Goldman Sachs Group, Inc. (The)(b)	823,976
511	Hanover Insurance Group, Inc. (The)	60,661
4,296	Hartford Financial Services Group, Inc. (The)	212,051
12,680	Huntington Bancshares, Inc.	182,719

Common Stocks – (continued)
Financials – (continued)
6,749	Intercontinental Exchange, Inc.	520,685
4,871	Invesco Ltd.	94,254
39,800	JPMorgan Chase & Co.	4,153,528
12,369	KeyCorp	218,437
1,015	Legg Mason, Inc.	29,689
2,562	Lincoln National Corp.	160,176
1,031	LPL Financial Holdings, Inc.	77,748
162	Markel Corp.*	162,791
6,096	Marsh & McLennan Cos., Inc.	567,050
10,155	MetLife, Inc.	458,904
2,005	Moody’s Corp.	347,106
15,620	Morgan Stanley	655,728
196	Morningstar, Inc.	24,806
1,375	Nasdaq, Inc.	125,909
5,580	PNC Financial Services Group, Inc. (The)	703,192
1,185	Popular, Inc. (Puerto Rico)	66,810
3,357	Principal Financial Group, Inc.	176,712
6,967	Progressive Corp. (The)	507,894
4,965	Prudential Financial, Inc.	475,895
12,417	Regions Financial Corp.	203,639
751	Reinsurance Group of America, Inc.	108,512
3,021	S&P Global, Inc.	605,318
4,513	State Street Corp.	324,349
5,396	SunTrust Banks, Inc.	350,039
635	SVB Financial Group*	156,947
8,912	Synchrony Financial	290,620
2,838	T Rowe Price Group, Inc.	285,020
3,384	TD Ameritrade Holding Corp.	190,621
601	Texas Capital Bancshares, Inc.*	36,679
593	TFS Financial Corp.	10,158
3,180	Travelers Cos., Inc. (The)	422,654
2,486	Unum Group	92,877
18,193	US Bancorp	940,396
1,865	Voya Financial, Inc.	94,313
1,098	Webster Financial Corp.	63,047
51,028	Wells Fargo & Co.	2,545,787
1,433	Willis Towers Watson PLC	246,505

		30,116,675

Health Care – 14.5%
17,759	Abbott Laboratories	1,378,454
15,727	AbbVie, Inc.	1,246,207
443	ABIOMED, Inc.*	148,183
3,511	Agilent Technologies, Inc.	278,914
526	Agios Pharmaceuticals, Inc.*	34,122
927	Alnylam Pharmaceuticals, Inc.*	78,795
6,616	Amgen, Inc.	1,257,569
2,698	Anthem, Inc.	811,370
5,191	Baxter International, Inc.	387,923
2,748	Becton Dickinson and Co.	683,675
2,087	Biogen, Inc.*	684,557
559	Bluebird Bio, Inc.*	86,768
14,297	Boston Scientific Corp.*	573,596
16,977	Bristol-Myers Squibb Co.	877,032
3,103	Cardinal Health, Inc.	168,617
2,955	Cerner Corp.*	165,332
3,868	Cigna Corp.	674,734

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
631	Covetrus, Inc.*	$22,577
13,887	CVS Health Corp.	803,085
6,839	Danaher Corp.	868,690
1,345	DaVita, Inc.*	76,530
2,265	DENTSPLY SIRONA, Inc.	94,586
2,178	Edwards Lifesciences Corp.*	368,714
9,758	Eli Lilly & Co.	1,232,338
1,239	Exact Sciences Corp.*	112,749
3,040	Exelixis, Inc.*	68,066
2,833	HCA Healthcare, Inc.	393,900
1,575	Henry Schein, Inc.*	93,398
2,814	Hologic, Inc.*	132,680
1,426	Humana, Inc.	406,467
1,523	Illumina, Inc.*	476,349
1,178	Intuitive Surgical, Inc.*	645,085
27,870	Johnson & Johnson	3,808,157
1,043	Laboratory Corp. of America Holdings*	154,614
14,043	Medtronic PLC	1,270,892
27,018	Merck & Co., Inc.	2,196,293
273	Mettler-Toledo International, Inc.*	185,888
60,224	Pfizer, Inc.	2,610,710
826	Regeneron Pharmaceuticals, Inc.*	355,791
1,457	ResMed, Inc.	149,241
472	Sage Therapeutics, Inc.*	75,166
1,125	Seattle Genetics, Inc.*	83,565
4,174	Thermo Fisher Scientific, Inc.	1,083,445
9,924	UnitedHealth Group, Inc.	2,403,791
950	Varian Medical Systems, Inc.*	127,642
831	Waters Corp.*	201,285
519	WellCare Health Plans, Inc.*	131,608
755	West Pharmaceutical Services, Inc.	79,086
2,111	Zimmer Biomet Holdings, Inc.	262,017
5,013	Zoetis, Inc.	472,375

		30,982,628

Industrials – 10.1%
6,295	3M Co.	1,305,520
1,720	AECOM*	53,251
1,298	Alaska Air Group, Inc.	80,087
1,048	Allegion PLC	94,278
4,501	American Airlines Group, Inc.	160,371
4,789	Arconic, Inc.	88,549
5,925	Boeing Co. (The)	2,606,763
6,338	Caterpillar, Inc.	870,461
8,886	CSX Corp.	645,746
1,644	Cummins, Inc.	253,324
3,579	Deere & Co.	587,099
6,904	Delta Air Lines, Inc.	342,300
1,588	Dover Corp.	143,762
4,832	Eaton Corp. PLC	385,449
6,955	Emerson Electric Co.	473,983
2,698	FedEx Corp.	488,338
1,551	Fluor Corp.	58,318
1,800	Fortune Brands Home & Security, Inc.	84,816
2,869	General Dynamics Corp.	488,361
95,407	General Electric Co.	991,279
1,825	Graco, Inc.	85,702
471	Huntington Ingalls Industries, Inc.	98,632

Common Stocks – (continued)
Industrials – (continued)
4,579	IHS Markit Ltd.*	243,465
3,672	Illinois Tool Works, Inc.	529,062
2,707	Ingersoll-Rand PLC	285,751
1,459	Jacobs Engineering Group, Inc.	107,645
10,220	Johnson Controls International PLC	360,459
395	Lennox International, Inc.	96,874
2,744	Lockheed Martin Corp.	849,021
879	Macquarie Infrastructure Corp.	35,942
682	ManpowerGroup, Inc.	57,458
3,364	Masco Corp.	126,352
3,852	Nielsen Holdings PLC	100,922
640	Nordson Corp.	86,886
3,011	Norfolk Southern Corp.	539,872
1,791	Northrop Grumman Corp.	519,318
803	Oshkosh Corp.	62,481
1,194	Owens Corning	59,616
1,731	Pentair PLC	73,637
3,177	Raytheon Co.	592,510
2,406	Republic Services, Inc.	188,703
1,331	Rockwell Automation, Inc.	237,663
1,121	Roper Technologies, Inc.	362,812
574	Ryder System, Inc.	35,680
620	Snap-on, Inc.	99,200
5,645	Southwest Airlines Co.	316,346
1,158	Spirit AeroSystems Holdings, Inc., Class A	114,410
1,671	Stanley Black & Decker, Inc.	221,291
1,141	Toro Co. (The)	78,250
8,188	Union Pacific Corp.	1,373,128
2,645	United Continental Holdings, Inc.*	232,257
7,641	United Parcel Service, Inc., Class B	842,038
896	United Rentals, Inc.*	120,593
8,967	United Technologies Corp.	1,126,883
901	USG Corp.	38,842
1,775	Verisk Analytics, Inc.*	224,413
510	Wabtec Corp.	37,363
4,715	Waste Management, Inc.	477,394
1,646	Welbilt, Inc.*	26,287
504	WW Grainger, Inc.	153,604
1,982	Xylem, Inc.	149,740

		21,570,557

Information Technology – 21.0%
7,117	Accenture PLC, Class A	1,148,541
4,602	Adobe, Inc.*	1,208,025
8,734	Advanced Micro Devices, Inc.*	205,511
1,476	Akamai Technologies, Inc.*	102,818
534	Alliance Data Systems Corp.	92,382
3,446	Analog Devices, Inc.	368,584
44,355	Apple, Inc.	7,680,068
9,169	Applied Materials, Inc.	351,539
2,044	Autodesk, Inc.*	333,192
4,873	Automatic Data Processing, Inc.	745,715
1,219	Avnet, Inc.	53,014
1,539	Booz Allen Hamilton Holding Corp.	81,352
1,279	Broadridge Financial Solutions, Inc.	129,499
1,367	CDW Corp.	128,348

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
42,341	Cisco Systems, Inc.	$2,191,994
1,261	Citrix Systems, Inc.	133,036
5,459	Cognizant Technology Solutions Corp., Class A	387,480
7,354	Corning, Inc.	255,993
568	F5 Networks, Inc.*	95,504
794	First Solar, Inc.*	41,725
4,405	Fiserv, Inc.*	373,059
1,623	Genpact Ltd.	53,916
753	Guidewire Software, Inc.*	69,080
13,727	Hewlett Packard Enterprise Co.	224,848
14,781	HP, Inc.	291,629
42,673	Intel Corp.	2,259,962
8,578	International Business Machines Corp.	1,184,879
2,274	Intuit, Inc.	561,974
398	IPG Photonics Corp.*	61,702
1,749	Jabil, Inc.	49,672
850	Jack Henry & Associates, Inc.	112,736
3,181	Juniper Networks, Inc.	86,142
2,067	Keysight Technologies, Inc.*	174,475
1,446	Lam Research Corp.	254,626
1,317	Leidos Holdings, Inc.	85,065
267	Littelfuse, Inc.	51,555
11,047	Mastercard, Inc., Class A	2,483,034
2,596	Maxim Integrated Products, Inc.	141,300
10,567	Micron Technology, Inc.*	431,979
70,765	Microsoft Corp.	7,927,803
1,512	Motorola Solutions, Inc.	216,397
1,219	National Instruments Corp.	56,976
1,305	Nutanix, Inc., Class A*	65,367
5,436	NVIDIA Corp.	838,557
23,784	Oracle Corp.	1,239,860
848	Palo Alto Networks, Inc.*	208,837
3,547	Paychex, Inc.	273,190
463	Paycom Software, Inc.*	84,141
13,144	PayPal Holdings, Inc.*	1,289,032
1,527	Pure Storage, Inc., Class A*	31,273
11,316	QUALCOMM, Inc.	604,161
1,650	Red Hat, Inc.*	301,290
2,975	Sabre Corp.	66,729
6,715	salesforce.com, Inc.*	1,098,910
1,657	ServiceNow, Inc.*	396,752
3,234	Square, Inc., Class A*	262,730
5,930	Symantec Corp.	133,366
1,392	Synopsys, Inc.*	141,539
666	Tableau Software, Inc., Class A*	87,845
1,107	Teradata Corp.*	53,546
8,974	Texas Instruments, Inc.	949,270
2,755	Trimble, Inc.*	110,228
285	Ultimate Software Group, Inc. (The)*	94,478
21,185	Visa, Inc., Class A	3,137,922
662	VMware, Inc., Class A	113,738
456	WEX, Inc.*	81,195
1,356	Workday, Inc., Class A*	268,393
2,306	Xerox Corp.	71,255
978	Zendesk, Inc.*	77,282

		44,968,015

Common Stocks – (continued)
Materials – 2.8%
2,897	Air Products & Chemicals, Inc.	524,879
1,394	Albemarle Corp.	127,258
2,466	Alcoa Corp.*	72,747
688	AptarGroup, Inc.	69,990
822	Ashland Global Holdings, Inc.	63,606
1,143	Avery Dennison Corp.	123,490
3,693	Ball Corp.	202,303
999	Bemis Co., Inc.	52,847
780	Cabot Corp.	36,566
1,767	Celanese Corp.	180,746
824	Domtar Corp.	41,950
30,366	DowDuPont, Inc.	1,616,382
1,862	Eastman Chemical Co.	153,969
3,368	Ecolab, Inc.	568,889
19,140	Freeport-McMoRan, Inc.	246,906
1,334	International Flavors & Fragrances, Inc.	170,085
4,156	LyondellBasell Industries NV, Class A	355,421
4,637	Mosaic Co. (The)	144,999
7,046	Newmont Mining Corp.	240,410
4,152	Nucor Corp.	251,487
1,760	Owens-Illinois, Inc.	35,059
518	Scotts Miracle-Gro Co. (The)	42,424
923	Sherwin-Williams Co. (The)	399,844
1,087	Sonoco Products Co.	62,926
2,418	Valvoline, Inc.	45,434
1,452	Vulcan Materials Co.	161,840
2,777	Westrock Co.	103,804

		6,096,261

Real Estate – 2.1%
3,102	American Homes 4 Rent, Class A REIT	67,748
5,272	American Tower Corp. REIT	928,663
1,658	AvalonBay Communities, Inc. REIT	322,697
3,816	CBRE Group, Inc., Class A*	189,884
4,979	Crown Castle International Corp. REIT	591,256
2,468	Digital Realty Trust, Inc. REIT	279,180
951	Equinix, Inc. REIT	402,748
4,313	Equity Residential REIT	317,825
467	Howard Hughes Corp. (The)*	52,014
3,410	Iron Mountain, Inc. REIT	120,782
542	Jones Lang Lasalle, Inc.	89,495
7,526	Prologis, Inc. REIT	527,272
1,410	Realogy Holdings Corp.	19,176
1,348	SBA Communications Corp. REIT*	243,395
1,008	Sun Communities, Inc. REIT	114,479
9,006	Weyerhaeuser Co. REIT	224,159

		4,490,773

Utilities – 3.1%
3,173	Alliant Energy Corp.	145,545
6,640	American Electric Power Co., Inc.	538,836
752	Avangrid, Inc.	36,359
6,742	CenterPoint Energy, Inc.	203,204
3,787	CMS Energy Corp.	206,013
4,188	Consolidated Edison, Inc.	345,301
8,771	Dominion Energy, Inc.	649,843
2,435	DTE Energy Co.	300,869

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
9,600	Duke Energy Corp.	$860,736
2,434	Entergy Corp.	227,165
4,259	Eversource Energy	297,321
12,985	Exelon Corp.	630,941
2,144	MDU Resources Group, Inc.	56,644
6,429	NextEra Energy, Inc.	1,206,852
4,874	NiSource, Inc.	131,501
3,896	NRG Energy, Inc.	162,385
6,954	PG&E Corp.*	118,427
3,684	Sempra Energy	443,701

		6,561,643

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $211,228,091)		$213,320,618

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
71,173	2.395%	$71,173
(Cost $71,173)

TOTAL INVESTMENTS – 99.5%
(Cost $211,299,264)		$213,391,791

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		980,598

NET ASSETS – 100.0%		$214,372,389

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC —Public Limited Company
REIT—Real Estate Investment Trust

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement of Assets and Liabilities

February 28, 2019 (Unaudited)

Just U.S. Large Cap Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $210,257,330)(a)	$212,496,642

Investments in affiliated issuers, at value (cost $970,761)	823,976

Investments in securities lending reinvestment vehicle, at value which equals cost	71,173

Cash	627,525

Receivables:

Dividends	454,669

Securities lending income	48

Total assets	214,474,033

Liabilities:

Payables:

Upon return of securities loaned	71,173

Management fees	30,471

Total liabilities	101,644

Net Assets:

Paid-in capital	215,161,458

Total distributable loss	(789,069)

NET ASSETS	$214,372,389
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	5,350,000

Net asset value per share:	$40.07

(a)	Includes loaned securities having a market value of $69,362.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement of Operations

For the Six Months Ended February 28, 2019 (Unaudited)

Just U.S. Large Cap Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $70)	$2,278,201

Dividends — affiliated issuers	6,837

Securities lending income	371

Total investment income	2,285,409

Expenses:

Management fees	216,360

Trustee fees	7,524

Total expenses	223,884

NET INVESTMENT INCOME	2,061,525

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(4,942,958)

Investments — affiliated issuers	(13,917)

In-kind redemptions — unaffiliated issuers	1,420,395

In-kind redemptions — affiliated issuers	(7,368)

Net change in unrealized loss on:

Investments — unaffiliated issuers	(9,463,912)

Investments — affiliated issuers	(172,134)

Net realized and unrealized loss	(13,179,894)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,118,369)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statements of Changes in Net Assets

	Just U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)	For the period June 7, 2018* to August 31, 2018
From operations:

Net investment income	$2,061,525	$1,052,344

Net realized loss	(3,543,848)	(76,598)

Net change in unrealized gain (loss)	(9,636,046)	11,728,573

Net increase (decrease) in net assets resulting from operations	(11,118,369)	12,704,319

Distributions to shareholders:

From distributable earnings	(2,375,019)	—

Total distributions to shareholders	(2,375,019)	—

From share transactions:

Proceeds from sales of shares	28,393,950	260,101,111

Cost of shares redeemed	(73,333,603)	—

Net increase (decrease) in net assets resulting from share transactions	(44,939,653)	260,101,111

TOTAL INCREASE (DECREASE)	(58,433,041)	272,805,430

Net assets:(a)

Beginning of period	$272,805,430	$—

End of period	$214,372,389	$272,805,430

*	Commencement of operations.
(a)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $1,052,344 as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Just U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2019 (Unaudited)		For the period June 7, 2018* to August 31, 2018
Per Share Operating Performance:

Net asset value, beginning of period	$42.13		$40.08

Net investment income(a)	0.36		0.17

Net realized and unrealized gain (loss)	(2.02)		1.88

Total gain (loss) from investment operations	(1.66)		2.05

Distributions to shareholders from net investment income	(0.40)		—

Net asset value, end of period	$40.07		$42.13

Market price, end of period	$40.06		$42.13

Total Return at Net Asset Value(b)	(3.88)%		5.11%

Net assets, end of period (in 000’s)	$214,372		$272,805

Ratio of total expenses to average net assets	0.20	%(c)	0.20	%(c)

Ratio of net investment income to average net assets	1.84	%(c)	1.84	%(c)

Portfolio turnover rate(d)	12%		2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

February 28, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) is a diversified series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange- traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro- rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

17

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV.

On February 28, 2019 the Fund did not hold Level 3 securities.

18

GOLDMAN SACHS ETF TRUST

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of February 28, 2019:

JUST U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$213,320,618	$—	$—

Securities Lending Reinvestment Vehicle	71,173	—	—

Total	$213,391,791	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the six months ended February 28, 2019, the unitary management fee rate with GSAM was 0.20%.

B.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Fund’s investment in The Goldman Sachs Group, Inc. for the six months ended February 28, 2019:

Fund	Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Ending value as of February 28, 2019	Shares as of February 28, 2019	Dividend Income
JUST U.S. Large Cap Equity ETF	$1,247,789	$123,153	$(353,547)	$(21,285)	$(172,134)	$823,976	4,189	$6,837

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the

19

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity for the six months ended February 28, 2019, is as follows:

	JUST U.S. Large Cap Equity ETF

	For the Six Months Ended February 28, 2019 (Unaudited)		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	725,000	$28,393,947	6,475,000	$260,101,111
Shares Redeemed	(1,850,000)	(73,333,603)	—	—

NET INCREASE (DECREASE) IN SHARES	(1,125,000)	$(44,939,656)	6,475,000	$260,101,111

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the six months ended February 28, 2019, were $28,269,524 and $28,429,932, respectively.

The purchase and sales from in-kind creation and redemption transactions for the six months ended February 28, 2019, were $28,303,557 and $73,216,768, respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

20

GOLDMAN SACHS ETF TRUST

7. SECURITIES LENDING (continued)

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2019 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended February 28, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended February 28, 2019:

Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2019
$75,906	$1,495,705	$(1,500,438)	$71,173

8. TAX INFORMATION

As of the Fund’s most recent fiscal year end, August 31, 2018, the Fund’s capital loss carryforwards and certain timing differences on a tax-basis were as follows:

JUST U.S. Large Cap Equity ETF
Capital loss carryforwards:
Perpetual Short-Term	$(9,850)

21

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2019 (Unaudited)

8. TAX INFORMATION (continued)

As of February 28, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

JUST U.S. Large Cap Equity ETF
Tax Cost	$211,366,012
Gross unrealized gain	13,465,188
Gross unrealized loss	(11,439,409)
Net unrealized gains	$2,025,779

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Index Risk — JUST Capital Foundation, Inc. (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. The Index is new and has a limited performance history. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

22

GOLDMAN SACHS ETF TRUST

9. OTHER RISKS (continued)

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of its Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Fund Expenses — Six Months ended 2/28/2019 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2018 and held for the six months ended February 28, 2019, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	JUST U.S. Large Cap Equity ETF
	Beginning Account Value 9/1/18	Ending Account Value 2/28/19		Expenses Paid*
Actual based on NAV	$1,000	$961.20		$0.97
Hypothetical 5% return	$1,000	$1.023.80	+	$1.00

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	The Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund

JUST U.S. Large Cap Equity ETF	0.20%

24

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs JUST U.S. Large Cap Equity ETF (Unaudited)

Background

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was approved for continuation until September 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 20-21, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers;
(e)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(f)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(g)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(h)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

25

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs JUST U.S. Large Cap Equity ETF (Unaudited) (continued)

(i)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(j)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track an index developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

26

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs JUST U.S. Large Cap Equity ETF (Unaudited) (continued)

Investment Performance

The Trustees noted that the Fund had launched on June 7, 2018 and did not yet have a meaningful performance history.

Unitary Fee Structure and Profitability

The Trustees considered the contractual fee rates payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as an ETF. The Trustees noted that license fees would be payable by the Investment Adviser to Frank Russell Company for the use of its index and to JUST Capital Foundation, Inc. for the use of certain trademarks and trade names.

Economies of Scale

The Trustees noted that the Fund does not have fee breakpoints. The Trustees considered information previously provided regarding the amount of assets in the Fund, the Fund’s recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and/or reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2019.

27

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of December 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

Effective August 7, 2018, the Goldman Sachs Treasury Access 0-1 Year ETF was renamed Goldman Sachs Access Treasury 0-1 Year ETF.

INDEX DISCLAIMERS

Neither JUST Capital Foundation, Inc. (“JUST Capital”) nor any of its affiliates (collectively, the “JUST Parties”) in any way sells, sponsors, supports, promotes, or endorses the Goldman Sachs JUST U.S. Large Cap Equity ETF (the “GS ETF”), or has involvement in its operations or distribution. The JUST US Large Cap Diversified Index (the “JUST Index”) has been licensed by Russell on an “as is” basis to Goldman Sachs Asset Management L.P. (“Goldman Sachs”) in connection with Goldman Sachs’ sponsorship of the GS ETF, and JUST Capital’s only relationship with Goldman Sachs is the licensing of certain trademarks and trade names of JUST Capital or its affiliates. The JUST Parties and any other person or entity involved in or related to compiling, computing, or creating the JUST Index expressly disclaim all representations, warranties, and liabilities relating to or in connection with the GS ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose).

No JUST Party makes any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST Index, the GS ETF, or any of the data included in either of the foregoing, (ii) the level at which the JUST Index or GS ETF is said to stand at any particular time on any particular day or otherwise, (iii) the suitability of the JUST Index for the purpose to which it is being put in connection with the GS ETF, or (iv) the advisability of investing in securities generally or in any index or ETF, including those provided by Goldman Sachs.

No JUST Party has provided, nor will any provide, any financial or investment advice or recommendation in relation to the JUST Index or the GS ETF to Goldman Sachs Asset Management or to its clients. No JUST Party shall be (i) liable (whether in negligence or otherwise) to any person for any error in the JUST Index or (ii) under any obligation to advise any person of any error therein. Without limiting any of the foregoing, in no event shall any JUST Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits), or any other damages in connection with the JUST Index or the GS ETF.

Data and information regarding the JUST Index is proprietary to JUST Capital or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of JUST Capital. JUST Index® and JUST Capital Index® are trademarks of JUST Capital and have been licensed for use by Goldman Sachs Asset Management L.P. by JUST Capital and/or its agent.

Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index and does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. The JUST US Large Cap Diversified Index was provided on an “as is” basis. Russell, its affiliates and any other person or entity involved in or related to compiling, computing or creating the JUST US Large Cap Diversified Index (collectively, the “Russell Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose).

Russell does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST US Large Cap Diversified Index (upon which the Goldman Sachs JUST U.S. Large Cap Equity ETF is based), (ii) the figure at which the JUST US Large Cap Diversified Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the JUST US Large Cap Diversified Index for the purpose to which it is being put in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF.

Russell has not provided and will not provide any financial or investment advice or recommendation in relation to the JUST US Large Cap Diversified Index to Goldman Sachs Asset Management or to its clients. The JUST US Large Cap Diversified Index is calculated by Russell or its agent as calculation agent. Russell shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Without limiting any of the foregoing, in no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The Fund is recently or newly organized and has limited operating history.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2019 Goldman Sachs. All rights reserved. 162455-OTU-04/19-916 JUSTUSLCEETFSAR-19/895

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Michael Latham, Linda A. Lang, Lawrence W. Stranghoener, and Caroline Dorsa, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on October 31, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	April 26, 2019

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	April 26, 2019